UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series Funds
•	PIMCO Equity Series RAE Fundamental Funds
•	PIMCO Equity Series RealPath® Blend Funds

PIMCO Equity Series®

Annual Report

June 30, 2017

PIMCO Dividend and Income Fund

PIMCO EqS® Long/Short Fund

Share Classes

∎	Institutional
∎	P
∎	D
∎	A
∎	C

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series covering the twelve-month reporting period ended June 30, 2017. The following pages contain specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

Highlights of the financial markets during the twelve-month reporting period include:

∎

The outcome of Brexit in June 2016, whereby U.K. voters opted to leave the European Union, prompted market volatility to rise, sovereign yields to rally significantly, and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the global economy as stable and expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

∎

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks were featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. In December, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50% to 0.75%. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market (“EM”) assets continued to gain over this period.

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Fed to continue on its path towards policy normalization, and led the Fed to raise the Federal Funds Rate again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and EM assets strengthened.

∎

Global developed market equities experienced strong performance amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty. International equity markets (developed ex-U.S.), as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 23.50% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 20.27% over the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.90%. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 31.03% over the reporting period and European equities, as represented by the MSCI Europe Index in EUR, returned 17.96% over the reporting period.

∎

EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 23.75% over the reporting period. Emerging markets benefited from an improvement in global conditions and a stabilization of macro fundamentals despite a decline in commodity prices. A more dovish Federal Reserve, lower-for-longer

2	PIMCO EQUITY SERIES

global central bank policy and an orderly rebalancing in China along with a return to growth in select countries and improving current accounts contributed to strong performance for EM equities.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, declined 2.32% for the reporting period. Yields across the U.S. Treasury yield curve rose in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, up from 1.49% on June 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.31% for the reporting period.

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series August 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2017	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company.

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: equity risk, dividend-oriented stocks risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, market risk, issuer risk, interest rate risk, call risk, credit risk, high yield and distressed company risk, cash holdings risk, currency risk, real estate risk, liquidity risk, leveraging risk, issuer non-diversification risk, management risk, small-cap and mid-cap company risk, derivatives risk, model risk mortgage-related and other asset-backed securities risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in the Funds’ prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and a Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Funds. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets.

The value of an equity security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders. In addition, during certain market conditions, the equity securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. A Fund may invest a significant portion of its assets in value stocks. Value stocks may perform differently from other types of stocks and the market as a whole. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the

4	PIMCO EQUITY SERIES

redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Class P shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is

$1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Class D	Class A	Class C	Diversification Status
PIMCO Dividend and Income Fund	12/14/11	12/14/11	12/14/11	12/14/11	12/14/11	12/14/11	Diversified
PIMCO EqS® Long/Short Fund	04/20/12	04/20/12	04/30/12	04/30/12	04/30/12	04/30/12	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	JUNE 30, 2017	5

PIMCO Dividend and Income Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO Dividend and Income Fund (the “Fund”) seeks to provide current income that exceeds the average yield on global stocks, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 60-80% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) providing exposure to a portfolio of stocks (the “RAE Income Global Portfolio”) through investment in the securities that comprise the RAE Income Global Portfolio. The stocks for the Equity Sleeve are selected by the Fund’s sub-adviser, Research Affiliates, LLC from a broad universe of global equities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017
	1 Year	5 Year	Fund Inception (12/14/11)
PIMCO Dividend and Income Fund Institutional Class	14.01%	6.93%	7.56%
PIMCO Dividend and Income Fund Class P	13.86%	6.85%	7.50%
PIMCO Dividend and Income Fund Class D	13.59%	6.57%	7.21%
PIMCO Dividend and Income Fund Class A	13.54%	6.56%	7.20%
PIMCO Dividend and Income Fund Class A (adjusted)	7.28%	5.36%	6.11%
PIMCO Dividend and Income Fund Class C	12.70%	5.78%	6.39%
PIMCO Dividend and Income Fund Class C (adjusted)	11.70%	5.78%	6.39%
MSCI World Index±	18.20%	11.38%	12.12%
75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged±±	12.80%	8.73%	9.39%

All Fund returns are net of fees and expenses.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

±± The benchmark is a blend of 75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Bloomberg Barclays Global Aggregate USD Unhedged provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses, as supplemented, is 0.83% for the Institutional Class shares, 0.93% for the Class P shares, 1.18% for the Class D shares, 1.18% for the Class A shares, and 1.93% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

6	PIMCO EQUITY SERIES

Institutional Class - PQIIX	Class P - PQIPX	Class D - PQIDX	Class A - PQIZX	Class C - PQICX

Geographic Breakdown as of 06/30/20171§

United States	48.2%
United Kingdom	9.7%
Japan	9.6%
France	6.3%
Germany	4.8%
Spain	2.8%
Australia	2.6%
Netherlands	2.4%
Switzerland	2.0%
Canada	1.8%
Cayman Islands	1.6%
Italy	1.4%
Other	5.9%

Sector Breakdown as of 06/30/20171§

Financials	22.9%
Industrials	9.7%
Energy	9.3%
Asset-Backed Securities	7.0%
Health Care	6.8%
Utilities	6.3%
Information Technology	5.8%
Consumer Discretionary	5.3%
Consumer Staples	4.6%
U.S. Treasury Obligations	4.6%
Materials	4.4%
Telecommunication Services	4.0%
Non-Agency Mortgage-Backed Securities	3.4%
U.S. Government Agencies	2.3%
Loan Participations and Assignments	1.0%
Other	1.6%

1 % of Investments, at value.

§ Geographic and Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and selection in, industrials contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Holdings of non-agency mortgage-backed securities contributed to absolute returns, as these securities generated positive total returns during the reporting period.

»	Exposure to high yield corporate credit contributed to absolute returns, as these securities generated positive total returns during the reporting period.

»	Overweight exposure to, and selection in, consumer discretionary detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to, and selection in, healthcare detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and selection in, energy detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and selection in, telecommunication services detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2017	7

PIMCO EqS® Long/Short Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO EqS® Long/Short Fund seeks long-term capital appreciation by investing under normal circumstances in long and short positions of equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), utilizing a fundamental investing style that integrates bottom-up and top-down research. The Fund will normally invest a substantial portion of its assets in equity and equity-related securities. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017*
	1 Year	5 Year	10 Year	Fund Inception (01/01/03)
PIMCO EqS® Long/Short Fund Institutional Class	10.38%	7.46%	7.20%	11.26%
PIMCO EqS® Long/Short Fund Class P	10.28%	7.39%	7.15%	11.22%
PIMCO EqS® Long/Short Fund Class D	9.93%	7.07%	6.99%	11.11%
PIMCO EqS® Long/Short Fund Class A	9.97%	7.08%	7.00%	11.11%
PIMCO EqS® Long/Short Fund Class A (adjusted)	3.93%	5.89%	6.39%	10.68%
PIMCO EqS® Long/Short Fund Class C	9.07%	6.27%	6.58%	10.81%
PIMCO EqS® Long/Short Fund Class C (adjusted)	8.07%	6.27%	6.58%	10.81%
3 Month USD LIBOR Index±	0.91%	0.44%	1.02%	1.66%

All Fund returns are net of fees and expenses.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to April 20, 2012, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on January 1, 2003 and, on April 20, 2012, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of Class P, D, A and C shares for the period from April 20, 2012 to April 30, 2012 is based on the performance of the Institutional Class shares of the Fund. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 2.44% for the Institutional Class shares, 2.54% for the Class P shares, 2.79% for the Class D shares, 2.79% for the Class A shares, and 3.54% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

8	PIMCO EQUITY SERIES

Institutional Class - PMHIX	Class P - PMHBX	Class D - PMHDX	Class A - PMHAX	Class C - PMHCX

Top 10 Holdings as of 06/30/20171§

Kansas City Southern	3.2%
Williams Partners LP	2.5%
Berkshire Hathaway, Inc. ‘B’	2.5%
Alphabet, Inc. ‘C’	2.3%
Oracle Corp.	2.3%
First Republic Bank	2.2%
First Data Corp. ‘A’	2.2%
TransCanada Corp.	2.1%
Fortis, Inc.	2.0%
U.S. Bancorp	2.0%

Sector Breakdown as of 06/30/20172§

Health Care	11.5%
Consumer Discretionary	10.9%
Financials	10.0%
Energy	9.8%
Information Technology	7.0%
Industrials	6.8%
Utilities	2.4%
Other	(0.4%	)

1 % of Investments, at value.

2 % of net exposure (Investments, at value less Securities Sold Short). Financial derivative instruments and short-term instruments are not taken into consideration.

§ Top 10 Holdings, Sector Breakdown and % of investments exclude securities sold short, financial derivative instruments, and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s long position in First Data Corporation contributed to absolute returns, as the price of the company’s stock rose over the reporting period.

»	The Fund’s long position in CSX Corporation contributed to absolute returns, as the price of the company’s stock rose over the reporting period.

»	The Fund’s long position in IHS Markit contributed to absolute returns, as the price of the company’s stock rose over the reporting period.

»	The Fund’s long position in Kansas City Southern contributed to absolute returns, as the price of the company’s stock rose over the reporting period.

»	The Fund’s long position in Royal Caribbean Cruises contributed to absolute returns, as the price of the company’s stock rose over the reporting period.

»	The Fund’s short equity positions detracted from absolute returns, as the prices of these securities generally rose during the reporting period.

»	The Fund’s long position in Kroger detracted from absolute returns, as the price of the company’s stock fell during the reporting period.

ANNUAL REPORT	JUNE 30, 2017	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Dividend and Income Fund
Institutional Class	$1,000.00	$1,063.30	$4.14	$1,000.00	$1,020.78	$4.06	0.81%
Class P	1,000.00	1,062.80	4.65	1,000.00	1,020.28	4.56	0.91
Class D	1,000.00	1,061.50	5.93	1,000.00	1,019.04	5.81	1.16
Class A	1,000.00	1,060.70	5.93	1,000.00	1,019.04	5.81	1.16
Class C	1,000.00	1,057.00	9.74	1,000.00	1,015.32	9.54	1.91
PIMCO EqS® Long/Short Fund
Institutional Class	$1,000.00	$1,085.00	$10.24	$1,000.00	$1,014.98	$9.89	1.98%
Class P	1,000.00	1,084.50	10.75	1,000.00	1,014.48	10.39	2.08
Class D	1,000.00	1,082.50	12.03	1,000.00	1,013.24	11.63	2.33
Class A	1,000.00	1,083.60	12.04	1,000.00	1,013.24	11.63	2.33
Class C	1,000.00	1,078.70	15.87	1,000.00	1,009.52	15.35	3.08

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2017	11

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Dividend and Income Fund
Institutional Class
06/30/2017	$9.94	$0.30	$1.08	$1.38	$(0.23)	$0.00	$0.00	$(0.23)
06/30/2016	12.29	0.43	(1.58)	(1.15)	(0.44)	(0.76)	0.00	(1.20)
06/30/2015	13.12	0.47	(0.50)	(0.03)	(0.46)	(0.34)	0.00	(0.80)
06/30/2014	11.60	0.44	1.54	1.98	(0.46)	0.00	0.00	(0.46)
06/30/2013	10.47	0.54	1.03	1.57	(0.42)	(0.02)	0.00	(0.44)
Class P
06/30/2017	9.96	0.30	1.07	1.37	(0.22)	0.00	0.00	(0.22)
06/30/2016	12.30	0.39	(1.54)	(1.15)	(0.43)	(0.76)	0.00	(1.19)
06/30/2015	13.13	0.46	(0.50)	(0.04)	(0.45)	(0.34)	0.00	(0.79)
06/30/2014	11.62	0.44	1.52	1.96	(0.45)	0.00	0.00	(0.45)
06/30/2013	10.48	0.54	1.03	1.57	(0.41)	(0.02)	0.00	(0.43)
Class D
06/30/2017	9.94	0.27	1.07	1.34	(0.19)	0.00	0.00	(0.19)
06/30/2016	12.29	0.36	(1.54)	(1.18)	(0.41)	(0.76)	0.00	(1.17)
06/30/2015	13.12	0.46	(0.53)	(0.07)	(0.42)	(0.34)	0.00	(0.76)
06/30/2014	11.61	0.40	1.53	1.93	(0.42)	0.00	0.00	(0.42)
06/30/2013	10.47	0.46	1.09	1.55	(0.39)	(0.02)	0.00	(0.41)
Class A
06/30/2017	9.94	0.27	1.07	1.34	(0.20)	0.00	0.00	(0.20)
06/30/2016	12.29	0.39	(1.57)	(1.18)	(0.41)	(0.76)	0.00	(1.17)
06/30/2015	13.12	0.43	(0.50)	(0.07)	(0.42)	(0.34)	0.00	(0.76)
06/30/2014	11.61	0.42	1.51	1.93	(0.42)	0.00	0.00	(0.42)
06/30/2013	10.47	0.48	1.07	1.55	(0.39)	(0.02)	0.00	(0.41)
Class C
06/30/2017	9.92	0.18	1.07	1.25	(0.11)	0.00	0.00	(0.11)
06/30/2016	12.27	0.31	(1.57)	(1.26)	(0.33)	(0.76)	0.00	(1.09)
06/30/2015	13.10	0.34	(0.51)	(0.17)	(0.32)	(0.34)	0.00	(0.66)
06/30/2014	11.59	0.33	1.51	1.84	(0.33)	0.00	0.00	(0.33)
06/30/2013	10.46	0.40	1.06	1.46	(0.31)	(0.02)	0.00	(0.33)

PIMCO EqS® Long/Short Fund
Institutional Class
06/30/2017	$11.69	$(0.04)	$1.20	$1.16	$(0.36)	$(0.23)	$0.00	$(0.59)
06/30/2016	12.07	(0.17)	(0.07)	(0.24)	0.00	(0.14)	0.00	(0.14)
06/30/2015	11.92	0.02	0.18	0.20	0.00	(0.05)	0.00	(0.05)
06/30/2014	11.09	(0.10)	1.60	1.50	(0.06)	(0.61)	0.00	(0.67)
06/30/2013	9.71	0.15	1.27	1.42	(0.04)	0.00	0.00	(0.04)
Class P
06/30/2017	11.63	(0.05)	1.19	1.14	(0.35)	(0.23)	0.00	(0.58)
06/30/2016	12.02	(0.18)	(0.07)	(0.25)	0.00	(0.14)	0.00	(0.14)
06/30/2015	11.88	0.02	0.17	0.19	0.00	(0.05)	0.00	(0.05)
06/30/2014	11.08	(0.08)	1.56	1.48	(0.07)	(0.61)	0.00	(0.68)
06/30/2013	9.70	(0.05)	1.47	1.42	(0.04)	0.00	0.00	(0.04)
Class D
06/30/2017	11.53	(0.08)	1.18	1.10	(0.33)	(0.23)	0.00	(0.56)
06/30/2016	11.95	(0.20)	(0.08)	(0.28)	0.00	(0.14)	0.00	(0.14)
06/30/2015	11.84	(0.02)	0.18	0.16	0.00	(0.05)	0.00	(0.05)
06/30/2014	11.06	(0.12)	1.57	1.45	(0.06)	(0.61)	0.00	(0.67)
06/30/2013	9.70	(0.10)	1.48	1.38	(0.02)	0.00	0.00	(0.02)
Class A
06/30/2017	11.52	(0.08)	1.18	1.10	(0.34)	(0.23)	0.00	(0.57)
06/30/2016	11.94	(0.21)	(0.07)	(0.28)	0.00	(0.14)	0.00	(0.14)
06/30/2015	11.83	(0.02)	0.18	0.16	0.00	(0.05)	0.00	(0.05)
06/30/2014	11.05	(0.12)	1.57	1.45	(0.06)	(0.61)	0.00	(0.67)
06/30/2013	9.70	(0.00)^	1.38	1.38	(0.03)	0.00	0.00	(0.03)

12	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$11.09	14.01%	$23,087	0.80%		0.81%		0.79%		0.80%		2.88%	93%
9.94	(9.06)	31,840	0.83	(c)	1.00	(c)	0.83	(c)	1.00	(c)	4.03	114
12.29	(0.12)	68,607	0.83		1.00		0.83		1.00		3.70	98
13.12	17.23	90,408	0.84		1.00		0.84		1.00		3.56	79
11.60	15.17	69,203	0.83		1.00		0.83		1.00		4.66	75

11.11	13.86	24,731	0.90		0.91		0.89		0.90		2.79	93
9.96	(9.05)	34,120	0.93	(c)	1.10	(c)	0.93	(c)	1.10	(c)	3.53	114
12.30	(0.22)	169,790	0.93		1.10		0.93		1.10		3.64	98
13.13	17.05	158,122	0.94		1.10		0.94		1.10		3.53	79
11.62	15.15	85,724	0.93		1.10		0.93		1.10		4.62	75

11.09	13.59	8,117	1.15		1.16		1.14		1.15		2.51	93
9.94	(9.38)	10,623	1.18	(c)	1.35	(c)	1.18	(c)	1.35	(c)	3.37	114
12.29	(0.47)	41,094	1.18		1.35		1.18		1.35		3.59	98
13.12	16.78	32,523	1.19		1.35		1.19		1.35		3.19	79
11.61	14.91	23,204	1.18		1.35		1.18		1.35		4.00	75

11.08	13.54	144,912	1.15		1.16		1.14		1.15		2.53	93
9.94	(9.38)	167,857	1.18	(c)	1.35	(c)	1.18	(c)	1.35	(c)	3.67	114
12.29	(0.49)	296,317	1.18		1.35		1.18		1.35		3.39	98
13.12	16.78	320,719	1.19		1.35		1.19		1.35		3.34	79
11.61	14.91	117,579	1.18		1.35		1.18		1.35		4.18	75

11.06	12.70	140,710	1.90		1.91		1.89		1.90		1.75	93
9.92	(10.07)	195,393	1.93	(c)	2.10	(c)	1.93	(c)	2.10	(c)	2.91	114
12.27	(1.23)	358,171	1.93		2.10		1.93		2.10		2.67	98
13.10	15.97	353,287	1.94		2.10		1.94		2.10		2.67	79
11.59	14.08	86,879	1.93		2.10		1.93		2.10		3.42	75

$12.26	10.38%	$188,022	1.86%		1.87%		1.49%		1.50%		(0.32)%	251%
11.69	(2.02)	243,341	2.44		2.45		1.50		1.51		(1.46)	672
12.07	1.74	299,808	1.91		1.92		1.49		1.50		0.20	450	(d)
11.92	13.59	545,346	2.02		2.04		1.48		1.50		(0.82)	522
11.09	14.66	329,610	2.65		2.75		1.40		1.50		1.45	528

12.19	10.28	138,946	1.96		1.97		1.59		1.60		(0.44)	251
11.63	(2.11)	249,973	2.54		2.55		1.60		1.61		(1.51)	672
12.02	1.66	207,511	2.01		2.02		1.59		1.60		0.16	450	(d)
11.88	13.40	277,661	2.00		2.02		1.58		1.60		(0.71)	522
11.08	14.77	15,664	3.94		4.04		1.50		1.60		(0.48)	528

12.07	9.93	46,418	2.21		2.22		1.84		1.85		(0.70)	251
11.53	(2.37)	62,130	2.79		2.80		1.85		1.86		(1.74)	672
11.95	1.41	44,227	2.26		2.27		1.84		1.85		(0.19)	450	(d)
11.84	13.13	77,934	2.31		2.33		1.83		1.85		(1.01)	522
11.06	14.31	12,421	3.95		4.05		1.75		1.85		(0.97)	528

12.05	9.97	88,636	2.21		2.22		1.84		1.85		(0.67)	251
11.52	(2.38)	147,582	2.79		2.80		1.85		1.86		(1.79)	672
11.94	1.41	172,843	2.26		2.27		1.84		1.85		(0.18)	450	(d)
11.83	13.17	382,160	2.27		2.29		1.83		1.85		(0.98)	522
11.05	14.27	24,759	3.62		3.72		1.75		1.85		(0.03)	528

ANNUAL REPORT	JUNE 30, 2017	13

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO EqS® Long/Short Fund (Cont.)
Class C
06/30/2017	$11.20	$(0.16)	$1.13	$0.97	$(0.29)	$(0.23)	$0.00	$(0.52)
06/30/2016	11.69	(0.29)	(0.06)	(0.35)	0.00	(0.14)	0.00	(0.14)
06/30/2015	11.67	(0.11)	0.18	0.07	0.00	(0.05)	0.00	(0.05)
06/30/2014	10.98	(0.20)	1.55	1.35	(0.05)	(0.61)	0.00	(0.66)
06/30/2013	9.69	0.01	1.29	1.30	(0.01)	0.00	0.00	(0.01)

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective June 16, 2016, the Fund’s Investment advisory fee was decreased by 0.20% to an annual rate of 0.49%.
(d)	The amount previously reported as 763% in the Fund’s annual report has been restated, as above.

14	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense and Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.65	9.07%	$91,557	2.96%	2.97%	2.59%	2.60%	(1.41)%	251%
11.20	(3.03)	145,358	3.54	3.55	2.60	2.61	(2.52)	672
11.69	0.66	140,719	3.01	3.02	2.59	2.60	(0.95)	450	(d)
11.67	12.26	214,485	3.00	3.02	2.58	2.60	(1.71)	522
10.98	13.41	9,530	4.04	4.14	2.50	2.60	0.13	528

ANNUAL REPORT	JUNE 30, 2017	15

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Assets:
Investments, at value
Investments in securities*	$347,421	$383,210
Investments in Affiliates	2,789	166,968
Financial Derivative Instruments
Exchange-traded or centrally cleared	53	43
Over the counter	327	351
Cash	1,395	0
Deposits with counterparty	837	99,786
Foreign currency, at value	973	236
Receivable for investments sold	23,329	16,299
Receivable for TBA investments sold	13,446	0
Receivable for Fund shares sold	519	429
Interest and/or dividends receivable	1,636	750
Dividends receivable from Affiliates	2	192
Reimbursement receivable from PIMCO	0	3
Other assets	1	1
Total Assets	392,728	668,268

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,318	$0
Payable for sale-buyback transactions	2,163	0
Payable for short sales	98	97,759
Financial Derivative Instruments
Exchange-traded or centrally cleared	103	112
Over the counter	475	1,464
Payable for investments purchased	20,975	13,086
Payable for investments in Affiliates purchased	2	192
Payable for investments purchased on a delayed-delivery basis	2	0
Payable for TBA investments purchased	20,308	0
Deposits from counterparty	40	0
Payable for Fund shares redeemed	1,224	1,162
Accrued investment advisory fees	149	504
Accrued supervisory and administrative fees	119	249
Accrued distribution fees	96	70
Accrued servicing fees	63	39
Accrued reimbursement to PIMCO	14	0
Other liabilities	22	52
Total Liabilities	51,171	114,689

Net Assets	$341,557	$553,579

Net Assets Consist of:
Paid in capital	$437,505	$502,636
Undistributed (overdistributed) net investment income	1,723	1,167
Accumulated undistributed net realized gain (loss)	(120,347)	25,331
Net unrealized appreciation (depreciation)	22,676	24,445

Net Assets	$341,557	$553,579

Cost of investments in securities	$324,679	$356,790
Cost of investments in Affiliates	$2,789	$166,964
Cost of foreign currency held	$974	$230
Proceeds received on short sales	$97	$96,932
Cost or premiums of financial derivative instruments, net	$(373)	$0

* Includes repurchase agreements of:	$478	$8,167

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Net Assets:
Institutional Class	$23,087	$188,022
Class P	24,731	138,946
Class D	8,117	46,418
Class A	144,912	88,636
Class C	140,710	91,557

Shares Issued and Outstanding:
Institutional Class	2,081	15,346
Class P	2,226	11,405
Class D	732	3,846
Class A	13,075	7,360
Class C	12,721	7,860

Net Asset Value Per Share Outstanding:
Institutional Class	$11.09	$12.26
Class P	11.11	12.19
Class D	11.09	12.07
Class A	11.08	12.05
Class C	11.06	11.65

ANNUAL REPORT	JUNE 30, 2017	17

Statements of Operations

Year Ended June 30, 2017
(Amounts in thousands†)	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Investment Income:
Interest	$3,924	$878
Dividends, net of foreign taxes*	9,936	7,211
Dividends from Investments in Affiliates	16	1,645
Total Income	13,876	9,734

Expenses:
Investment advisory fees	1,852	6,593
Supervisory and administrative fees	1,486	3,299
Distribution and/or servicing fees - Class D	24	114
Distribution fees - Class C	1,257	876
Servicing fees - Class A	374	284
Servicing fees - Class C	419	292
Dividends on short sales	0	1,916
Trustee fees	54	94
Interest expense	34	384
Miscellaneous expense	19	31
Total Expenses	5,519	13,883
Waiver and/or Reimbursement by PIMCO	(54)	(94)
Net Expenses	5,465	13,789

Net Investment Income (Loss)	8,411	(4,055)

Net Realized Gain (Loss):
Investments in securities	8,496	86,033
Investments in Affiliates	(1)	58
Exchange-traded or centrally cleared financial derivative instruments	1,122	(3,274)
Over the counter financial derivative instruments	1,337	458
Short sales	(1)	(6,091)
Foreign currency	16	(136)

Net Realized Gain (Loss)	10,969	77,048

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	28,686	(15,444)
Investments in Affiliates	(1)	(28)
Exchange-traded or centrally cleared financial derivative instruments	(789)	(692)
Over the counter financial derivative instruments	(176)	(384)
Short sales	0	871
Foreign currency assets and liabilities	73	416

Net Change in Unrealized Appreciation (Depreciation)	27,793	(15,261)

Net Increase (Decrease) in Net Assets Resulting from Operations	$47,173	$57,732

* Foreign tax withholdings - Dividends	$591	$163

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Dividend and Income Fund		PIMCO EqS® Long/Short Fund

(Amount in thousands†)	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$8,411	$21,611	$(4,055)	$(15,129)
Net realized gain (loss)	10,969	(132,213)	77,048	4,258
Net change in unrealized appreciation (depreciation)	27,793	12,518	(15,261)	(10,199)

Net Increase (Decrease) in Net Assets Resulting from Operations	47,173	(98,084)	57,732	(21,070)

Distributions to Shareholders:
From net investment income
Institutional Class	(525)	(1,746)	(5,009)	0
Class P	(468)	(3,101)	(4,762)	0
Class D	(156)	(848)	(1,056)	0
Class A	(2,620)	(8,671)	(3,239)	0
Class C	(1,732)	(8,146)	(2,934)	0
Class R	(0)	(4)^	0	0
From net realized capital gains
Institutional Class	0	(2,576)	(3,352)	(2,579)
Class P	0	(5,302)	(3,145)	(3,075)
Class D	0	(1,876)	(852)	(641)
Class A	0	(16,603)	(2,245)	(1,768)
Class C	0	(19,121)	(2,370)	(1,826)
Class R	0	(18)^	0	0

Total Distributions(a)	(5,501)	(68,012)	(28,964)	(9,889)

Portfolio Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(139,948)	(328,333)	(323,573)	14,235

Total Increase (Decrease) in Net Assets	(98,276)	(494,429)	(294,805)	(16,724)

Net Assets:
Beginning of year	439,833	934,262	848,384	865,108
End of year*	$341,557	$439,833	$553,579	$848,384

* Including undistributed (overdistributed) net investment income of:	$1,723	$(1,410)	$1,167	$690

†	A zero balance may reflect actual amount rounding to less than one thousand.
^	Class R Shares liquidated at the close of business on January 22, 2016.
**	See Note 13, Share of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	JUNE 30, 2017	19

Statement of Cash Flows

Year Ended June 30, 2017
(Amounts in thousands)	PIMCO EqS® Long/Short Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$57,732

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(945,344)
Proceeds from sales of long-term securities	1,224,935
(Purchases) Proceeds from sales of short-term portfolio investments, net	147,435
(Increase) decrease in deposits with counterparty	(35,448)
(Increase) decrease in receivable for investments sold	8,705
(Increase) decrease in interest and/or dividends receivable	(121)
(Increase) decrease in dividends receivable from Affiliates	5
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(3,897)
Proceeds from (Payments on) over the counter financial derivative instruments	457
Increase (Decrease) in reimbursement receivable from PIMCO	148
(Increase) decrease in other assets	(1)
Increase (decrease) in payable for investments purchased	(65,054)
Increase (decrease) in deposits from counterparty	(420)
Increase (decrease) in accrued investment advisory fees	(241)
Increase (decrease) in accrued supervisory and administrative fees	(124)
Increase (decrease) in accrued distribution fees	(34)
Increase (decrease) in accrued servicing fees	(22)
Proceeds from (Payments on) short sales transactions, net	27,138
Proceeds from (Payments on) foreign currency transactions	280
Increase (decrease) in other liabilities	(178)
Net Realized (Gain) Loss
Investments in securities	(86,033)
Investments in Affiliates	(58)
Exchange-traded or centrally cleared financial derivative instruments	3,274
Over the counter financial derivative instruments	(458)
Short sales	6,091
Foreign currency	136
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	15,444
Investments in Affiliates	28
Exchange-traded or centrally cleared financial derivative instruments	692
Over the counter financial derivative instruments	384
Short sales	(871)
Foreign currency assets and liabilities	(416)
Net amortization (accretion) on investments	(502)

Net Cash Provided by (Used for) Operating Activities	353,662

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	175,266
Payments on shares redeemed	(528,628)
Cash distributions paid*	(66)

Net Cash Received from (Used for) Financing Activities	(353,428)

Net Increase (Decrease) in Cash and Foreign Currency	234

Cash and Foreign Currency:
Beginning of year	2
End of year	$236

* Reinvestment of distributions	$28,898

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$353

A Statement of Cash Flows is presented when the Fund had a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments were not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO Dividend and Income Fund

June 30, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.7%

ASSET-BACKED SECURITIES 7.1%

CAYMAN ISLANDS 1.6%
Mariner CLO LLC
2.743% due 07/23/2026		$700	$700
MP CLO Ltd.
2.606% due 10/25/2025		750	753
NewMark Capital Funding CLO Ltd.
2.330% due 06/02/2025		1,100	1,101
OZLM Ltd.
2.458% due 04/17/2026		1,000	1,005
Palmer Square CLO Ltd.
2.378% due 10/17/2027		700	700
TICP CLO Ltd.
2.347% due 04/26/2026		1,100	1,102

Total Cayman Islands			5,361

NETHERLANDS 0.2%
Pallas CDO BV
0.024% due 07/16/2082	EUR	815	891

Total Netherlands			891

UNITED STATES 5.3%
Conseco Financial Corp.
6.280% due 09/01/2030		$534	565
Credit Suisse First Boston Mortgage Securities Corp.
1.836% due 01/25/2032		1,524	1,458
EMC Mortgage Loan Trust
2.324% due 02/25/2041		39	39
HSI Asset Securitization Corp. Trust
1.386% due 12/25/2036		5,323	2,278
Morgan Stanley Home Equity Loan Trust
1.316% due 12/25/2036		2,014	1,125
1.636% due 12/25/2035		3,600	3,456
Navient Student Loan Trust
2.266% due 12/27/2066		790	795
Progress Residential Trust
2.709% due 09/17/2033		996	1,013
Residential Asset Securities Corp. Trust
2.101% due 01/25/2034		1,908	1,862
Structured Asset Investment Loan Trust
1.366% due 09/25/2036		6,174	5,517

Total United States			18,108

Total Asset-Backed Securities (Cost $23,189)			24,360

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%

BRAZIL 0.0%
OGX
TBD% due 04/10/2049 ^		15	4

Total Brazil			4

CANADA 0.0%
Restaurant Brands International, Inc.
3.476% - 3.546% due 02/16/2024		10	10
Valeant Pharmaceuticals International, Inc.
5.830% due 04/01/2022		10	10

Total Canada			20

IRELAND 0.0%
Avolon Holdings Ltd.
3.962% due 03/20/2022		39	39

Total Ireland			39

LUXEMBOURG 0.0%
Avolon Holdings Ltd.
3.462% due 09/20/2020		5	5

Total Luxembourg			5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 1.0%
AmWINS Group, Inc.
3.836% - 7.000% due 01/25/2024	$7	$7
BWAY Holding Co.
4.326% due 04/03/2024	10	10
Diamond Resorts Corp.
7.226% due 08/11/2023	99	100
Energy Future Intermediate Holding Co. LLC
TBD% due 06/23/2018	240	241
4.295% due 06/30/2017	1,988	1,992
Hilton Worldwide Finance LLC
3.216% due 10/25/2023	291	293
iHeartCommunications, Inc.
7.976% due 01/30/2019	300	246
Las Vegas Sands LLC
3.230% due 03/29/2024	396	397
Post Holdings, Inc.
TBD% due 05/24/2024	10	10
Sprint Communications, Inc.
3.750% due 02/02/2024	100	100
TEX Operations Co. LLC
3.795% due 08/04/2023	5	5
3.976% due 08/04/2023	23	23

Total United States		3,424

Total Loan Participations and Assignments (Cost $3,544)		3,492

	SHARES
COMMON STOCKS 73.8%

AUSTRALIA 2.6%

CONSUMER DISCRETIONARY 0.0%
Myer Holdings Ltd.	147,257	95

CONSUMER STAPLES 0.3%
Coca-Cola Amatil Ltd.	25,495	181
Metcash Ltd. (b)	164,285	303
Woolworths Ltd.	27,330	536

		1,020

ENERGY 0.2%
Woodside Petroleum Ltd.	8,882	204
WorleyParsons Ltd.	63,944	551

		755

FINANCIALS 1.0%
AMP Ltd.	64,969	259
Australia & New Zealand Banking Group Ltd.	81,943	1,809
Genworth Mortgage Insurance Australia Ltd.	70,041	158
National Australia Bank Ltd.	41,629	947
Suncorp Group Ltd.	39,792	453

		3,626

HEALTH CARE 0.1%
Primary Health Care Ltd.	67,183	188

INDUSTRIALS 0.1%
Downer EDI Ltd.	56,497	278

MATERIALS 0.8%
BHP Billiton Ltd.	92,902	1,656
CSR Ltd.	68,205	222
Fortescue Metals Group Ltd.	33,266	133
Incitec Pivot Ltd.	9,999	26

	SHARES	MARKET VALUE (000S)
Mineral Resources Ltd.	13,240	$110
Orica Ltd.	17,954	285
OZ Minerals Ltd.	36,666	209

		2,641

TELECOMMUNICATION SERVICES 0.1%
Telstra Corp. Ltd.	61,330	203

Total Australia		8,806

AUSTRIA 0.5%

ENERGY 0.2%
OMV AG	13,100	680

FINANCIALS 0.2%
Raiffeisen Bank International AG (b)	29,456	744
Vienna Insurance Group AG Wiener Versicherung Gruppe	927	26

		770

MATERIALS 0.1%
voestalpine AG	8,316	388

Total Austria		1,838

BELGIUM 0.1%

TELECOMMUNICATION SERVICES 0.1%
Proximus S.A.	7,998	280

Total Belgium		280

BRAZIL 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR (b)	6,334	0

Total Brazil		0

CANADA 1.7%

ENERGY 0.3%
Baytex Energy Corp. (b)	43,503	106
Bonavista Energy Corp.	44,307	93
Encana Corp.	14,724	129
Enerplus Corp.	28,259	229
Husky Energy, Inc. (b)	32,731	371
Obsidian Energy Ltd. (b)	112,722	142
Pengrowth Energy Corp. (b)	44,043	35

		1,105

FINANCIALS 0.8%
Bank of Montreal	6,754	496
Canadian Imperial Bank of Commerce	13,397	1,089
Genworth MI Canada, Inc.	4,189	115
Home Capital Group, Inc.	7,440	97
IGM Financial, Inc.	5,269	163
National Bank of Canada	10,811	455
Power Corp. of Canada	14,754	337
Power Financial Corp.	5,674	146

		2,898

INDUSTRIALS 0.1%
Bombardier, Inc. ‘B’ (b)	60,937	111
Russel Metals, Inc.	6,424	129

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	21

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
WestJet Airlines Ltd.	2,646	$47

		287

MATERIALS 0.3%
IAMGOLD Corp. (b)	11,340	58
Potash Corp. of Saskatchewan, Inc.	13,288	217
Teck Resources Ltd. ‘B’	42,008	728

		1,003

UTILITIES 0.2%
Atco Ltd. ‘I’	9,141	357
TransAlta Corp.	45,636	292

		649

Total Canada		5,942

DENMARK 0.5%

INDUSTRIALS 0.4%
AP Moller - Maersk A/S ‘B’	588	1,184

TELECOMMUNICATION SERVICES 0.1%
TDC A/S	62,794	365

Total Denmark		1,549

FINLAND 0.3%

INDUSTRIALS 0.1%
Metso Oyj	2,766	96

MATERIALS 0.1%
Stora Enso Oyj ‘R’	33,262	430

UTILITIES 0.1%
Fortum Oyj	20,311	319

Total Finland		845

FRANCE 5.9%

CONSUMER DISCRETIONARY 0.9%
Cie Generale des Etablissements Michelin	7,355	979
Lagardere S.C.A.	22,083	697
Television Francaise 1	6,175	86
Vivendi S.A.	51,792	1,153

		2,915

CONSUMER STAPLES 0.3%
Carrefour S.A.	14,588	369
Casino Guichard Perrachon S.A.	10,749	636

		1,005

ENERGY 0.6%
Total S.A.	38,044	1,889
Vallourec S.A.	29,230	178

		2,067

FINANCIALS 1.6%
BNP Paribas S.A.	27,375	1,971
CNP Assurances	9,413	211
Eurazeo S.A.	954	72
Natixis S.A.	34,695	233

	SHARES	MARKET VALUE (000S)
Societe Generale S.A.	55,969	$3,018

		5,505

HEALTH CARE 1.1%
Sanofi	38,759	3,714

INDUSTRIALS 0.6%
Alstom S.A. (b)	2,067	72
Bouygues S.A.	20,540	865
Cie de Saint-Gobain	7,661	409
Rexel S.A.	15,242	249
Vinci S.A.	5,225	446

		2,041

TELECOMMUNICATION SERVICES 0.2%
Orange S.A.	50,943	811

UTILITIES 0.6%
Electricite de France S.A.	78,692	853
Engie S.A.	72,296	1,091

		1,944

Total France		20,002

GERMANY 4.2%

CONSUMER DISCRETIONARY 0.7%
Bayerische Motoren Werke AG	14,026	1,304
Daimler AG	13,865	1,006

		2,310

CONSUMER STAPLES 0.3%
METRO AG	28,714	970
Suedzucker AG	9,315	195

		1,165

FINANCIALS 0.4%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,532	1,119
Talanx AG	1,285	48

		1,167

HEALTH CARE 0.3%
Bayer AG	6,646	861
Rhoen Klinikum AG	4,402	129

		990

INDUSTRIALS 0.7%
Bilfinger SE	6,532	257
Deutsche Lufthansa AG	76,930	1,753
Deutsche Post AG	7,463	280

		2,290

MATERIALS 0.7%
BASF SE	20,964	1,945
Evonik Industries AG	5,379	172
K+S AG	14,859	382

		2,499

UTILITIES 1.1%
E.ON SE	149,145	1,408
RWE AG (b)	116,852	2,334

	SHARES	MARKET VALUE (000S)
Uniper SE	6,220	$117

		3,859

Total Germany		14,280

HONG KONG 0.6%

CONSUMER DISCRETIONARY 0.1%
SJM Holdings Ltd.	369,000	389

INDUSTRIALS 0.0%
Noble Group Ltd.	198,400	67

INFORMATION TECHNOLOGY 0.1%
Kingboard Chemical Holdings Ltd.	84,000	334

REAL ESTATE 0.4%
Kerry Properties Ltd.	64,500	219
New World Development Co. Ltd.	21,000	27
Shimao Property Holdings Ltd.	151,000	258
Swire Pacific Ltd. ‘A’	38,500	376
Wheelock & Co. Ltd.	43,000	324

		1,204

Total Hong Kong		1,994

ISRAEL 0.3%

FINANCIALS 0.1%
Bank Leumi Le-Israel BM	75,388	366

MATERIALS 0.1%
Israel Chemicals Ltd.	61,472	290

TELECOMMUNICATION SERVICES 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.	144,300	240

Total Israel		896

ITALY 1.3%

ENERGY 0.5%
Eni SpA	117,302	1,763
Snam SpA	19,099	83

		1,846

FINANCIALS 0.2%
Assicurazioni Generali SpA	13,388	220
Poste Italiane SpA	83,266	571

		791

UTILITIES 0.6%
Enel SpA	355,690	1,908

Total Italy		4,545

JAPAN 9.8%

CONSUMER DISCRETIONARY 1.1%
Aisin Seiki Co. Ltd.	6,900	355
Benesse Holdings, Inc.	7,400	280
Bridgestone Corp.	7,300	316
DCM Holdings Co. Ltd.	3,500	31
EDION Corp.	3,600	33
Fuji Media Holdings, Inc.	16,600	226

22	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

	SHARES	MARKET VALUE (000S)
Honda Motor Co. Ltd.	17,000	$466
Isuzu Motors Ltd.	15,400	191
JVC Kenwood Corp.	10,000	30
KYB Corp.	10,000	51
Mitsubishi Motors Corp.	7,000	46
Nikon Corp.	16,100	258
Nissan Motor Co. Ltd.	94,400	943
Onward Holdings Co. Ltd.	14,000	103
Sega Sammy Holdings, Inc.	4,100	55
Sumitomo Rubber Industries Ltd.	16,500	279
Toyoda Gosei Co. Ltd.	1,000	24
Yokohama Rubber Co. Ltd.	9,700	196

		3,883

CONSUMER STAPLES 0.2%
Coca-Cola Bottlers Japan, Inc.	5,900	171
Japan Tobacco, Inc.	1,100	39
Kirin Holdings Co. Ltd.	28,800	587

		797

ENERGY 0.3%
Idemitsu Kosan Co. Ltd.	8,100	231
Inpex Corp.	11,000	106
JXTG Holdings, Inc.	128,900	564

		901

FINANCIALS 2.5%
Chiba Bank Ltd.	19,000	138
Daiwa Securities Group, Inc.	33,000	197
Fukuoka Financial Group, Inc.	19,000	91
Gunma Bank Ltd.	20,900	126
Hokuhoku Financial Group, Inc.	6,400	102
Mitsubishi UFJ Financial Group, Inc.	382,500	2,580
Mizuho Financial Group, Inc.	826,700	1,516
Nishi-Nippon Financial Holdings, Inc.	7,300	76
North Pacific Bank Ltd.	34,700	122
Resona Holdings, Inc.	109,400	604
SBI Holdings, Inc.	9,300	126
Sumitomo Mitsui Financial Group, Inc.	49,200	1,921
Sumitomo Mitsui Trust Holdings, Inc.	14,400	517
T&D Holdings, Inc.	23,400	358
Yamaguchi Financial Group, Inc.	2,000	24

		8,498

HEALTH CARE 0.2%
Daiichi Sankyo Co. Ltd.	17,700	418
Takeda Pharmaceutical Co. Ltd.	6,000	304

		722

INDUSTRIALS 2.2%
Asahi Glass Co. Ltd.	14,200	600
Dai Nippon Printing Co. Ltd.	16,000	178
Hitachi Construction Machinery Co. Ltd.	12,300	309
ITOCHU Corp.	40,800	607
Japan Airlines Co. Ltd.	10,600	328
Kawasaki Heavy Industries Ltd.	16,000	48
Komatsu Ltd.	29,100	747
Marubeni Corp.	112,000	726
Mitsubishi Corp.	36,200	761

	SHARES	MARKET VALUE (000S)
Mitsubishi Heavy Industries Ltd.	94,000	$387
Mitsui & Co. Ltd.	73,400	1,051
Mitsui Engineering & Shipbuilding Co. Ltd.	55,000	79
Nippon Yusen KK	177,000	331
Sumitomo Corp.	67,900	885
Sumitomo Heavy Industries Ltd.	11,000	73
Toppan Printing Co. Ltd.	2,000	22
Toshiba Corp.	191,000	463
Toyota Tsusho Corp.	2,500	75

		7,670

INFORMATION TECHNOLOGY 2.1%
Brother Industries Ltd.	9,500	220
Canon, Inc.	48,400	1,646
DeNA Co. Ltd.	900	20
Fujitsu Ltd.	200,000	1,479
Gree, Inc.	15,900	139
Hitachi Ltd.	377,000	2,325
Ibiden Co. Ltd.	16,400	284
Nippon Electric Glass Co. Ltd.	11,000	401
Ricoh Co. Ltd.	84,900	752

		7,266

MATERIALS 0.6%
Asahi Kasei Corp.	16,000	172
Denka Co. Ltd.	19,000	98
DIC Corp.	6,300	228
Kobe Steel Ltd.	24,800	256
Kuraray Co. Ltd.	1,300	24
Mitsubishi Materials Corp.	800	24
Mitsui Mining & Smelting Co. Ltd.	40,000	157
Nippon Light Metal Holdings Co. Ltd.	14,300	34
Rengo Co. Ltd.	22,200	129
Showa Denko KK	21,300	497
Sumitomo Metal Mining Co. Ltd.	9,000	120
Ube Industries Ltd.	69,000	178

		1,917

REAL ESTATE 0.0%
Daito Trust Construction Co. Ltd.	600	93

TELECOMMUNICATION SERVICES 0.5%
Nippon Telegraph & Telephone Corp.	25,500	1,204
NTT DOCOMO, Inc.	14,500	343

		1,547

UTILITIES 0.1%
Chugoku Electric Power Co., Inc.	12,700	140
Hokuriku Electric Power Co.	17,800	161

		301

Total Japan		33,595

LUXEMBOURG 0.3%

CONSUMER DISCRETIONARY 0.0%
RTL Group S.A.	1,850	140

MATERIALS 0.3%
ArcelorMittal	37,966	861

Total Luxembourg		1,001

	SHARES	MARKET VALUE (000S)
MACAU 0.0%

CONSUMER DISCRETIONARY 0.0%
Wynn Macau Ltd.	19,200	$45

Total Macau		45

MEXICO 0.0%

CONSUMER DISCRETIONARY 0.0%
Desarrolladora Homex S.A.B. de C.V. (b)	41,996	3

Total Mexico		3

NETHERLANDS 2.1%

CONSUMER STAPLES 0.2%
Koninklijke Ahold Delhaize NV	36,694	700

ENERGY 1.3%
Fugro NV (b)	9,846	146
Royal Dutch Shell PLC ‘A’	160,105	4,257

		4,403

FINANCIALS 0.1%
Aegon NV	91,653	469

INDUSTRIALS 0.4%
Koninklijke Philips NV	38,986	1,388
PostNL NV	9,881	46

		1,434

TELECOMMUNICATION SERVICES 0.1%
VEON Ltd. ADR	71,507	280

Total Netherlands		7,286

NEW ZEALAND 0.0%

TELECOMMUNICATION SERVICES 0.0%
Spark New Zealand Ltd.	36,493	101

Total New Zealand		101

NORWAY 0.7%

CONSUMER STAPLES 0.1%
Marine Harvest ASA	13,059	224

ENERGY 0.4%
Aker Solutions ASA	13,572	61
Statoil ASA	83,137	1,379

		1,440

FINANCIALS 0.1%
DNB ASA	12,930	220
Gjensidige Forsikring ASA	5,751	98

		318

MATERIALS 0.1%
Yara International ASA	5,844	220

Total Norway		2,202

PORTUGAL 0.1%

UTILITIES 0.1%
EDP - Energias de Portugal S.A.	106,653	349

Total Portugal		349

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	23

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
SINGAPORE 0.1%

INDUSTRIALS 0.1%
Keppel Corp. Ltd.	82,700	$378

Total Singapore		378

SPAIN 2.8%

CONSUMER STAPLES 0.1%
Distribuidora Internacional de Alimentacion S.A.	39,565	247

FINANCIALS 1.8%
Banco Santander S.A.	896,476	5,953
Mapfre S.A.	86,120	301

		6,254

INDUSTRIALS 0.3%
Abertis Infraestructuras S.A.	12,961	240
ACS Actividades de Construccion y Servicios S.A.	19,001	735
Obrascon Huarte Lain S.A.	66,248	238

		1,213

TELECOMMUNICATION SERVICES 0.3%
Telefonica S.A.	91,655	949

UTILITIES 0.3%
Endesa S.A.	38,462	887

Total Spain		9,550

SWEDEN 0.6%

FINANCIALS 0.2%
Nordea Bank AB	42,814	545
Ratos AB ‘B’	31,038	148

		693

HEALTH CARE 0.1%
Getinge AB ‘B’	8,880	174

INDUSTRIALS 0.0%
Skanska AB ‘B’	6,947	165

TELECOMMUNICATION SERVICES 0.3%
Tele2 AB ‘B’	63,511	666
Telia Co. AB	103,478	477

		1,143

Total Sweden		2,175

SWITZERLAND 2.0%

CONSUMER DISCRETIONARY 0.1%
Garmin Ltd.	4,370	223

ENERGY 0.0%
Transocean Ltd.	10,721	88

FINANCIALS 1.2%
Baloise Holding AG	982	152
Swiss Life Holding AG	2,379	805
Swiss Re AG	12,642	1,159
Zurich Insurance Group AG	6,683	1,950

		4,066

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.6%
Novartis AG	9,043	$755
Roche Holding AG	5,354	1,368

		2,123

INDUSTRIALS 0.0%
ABB Ltd.	2,925	73

INFORMATION TECHNOLOGY 0.0%
TE Connectivity Ltd.	820	64

TELECOMMUNICATION SERVICES 0.1%
Swisscom AG	459	222

Total Switzerland		6,859

UNITED KINGDOM 7.5%

CONSUMER DISCRETIONARY 0.3%
Kingfisher PLC	86,023	337
Marks & Spencer Group PLC	112,113	487
Pearson PLC	24,826	223

		1,047

CONSUMER STAPLES 0.4%
J Sainsbury PLC	147,206	483
Tate & Lyle PLC	13,002	112
WM Morrison Supermarkets PLC	227,428	714

		1,309

ENERGY 1.1%
BP PLC	646,508	3,732
Subsea 7 S.A.	9,755	131

		3,863

FINANCIALS 3.7%
Barclays PLC	583,530	1,543
Direct Line Insurance Group PLC	33,412	155
HSBC Holdings PLC	844,579	7,839
Old Mutual PLC	313,930	792
Standard Chartered PLC (b)	196,200	1,987
Standard Life PLC	33,422	174

		12,490

HEALTH CARE 0.5%
GlaxoSmithKline PLC	74,087	1,577

INDUSTRIALS 0.5%
Aggreko PLC	5,168	62
BAE Systems PLC	63,606	525
Firstgroup PLC (b)	126,140	207
IMI PLC	3,671	57
Rolls-Royce Holdings PLC	52,644	611
Smiths Group PLC	2,707	56
Stagecoach Group PLC	44,625	109

		1,627

MATERIALS 0.3%
Anglo American PLC (b)	38,724	517
Rio Tinto PLC	12,207	517

		1,034

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.4%
Vodafone Group PLC	499,569	$1,419

UTILITIES 0.3%
Centrica PLC	277,583	724
Drax Group PLC	41,240	175
National Grid PLC	12,376	153
Severn Trent PLC	2,378	68

		1,120

Total United Kingdom		25,486

UNITED STATES 29.8%

CONSUMER DISCRETIONARY 2.2%
Abercrombie & Fitch Co. ‘A’	24,029	299
Coach, Inc.	3,161	150
Dillard’s, Inc. ‘A’	5,475	316
Ford Motor Co.	40,451	453
GameStop Corp. ‘A’	10,443	226
Gap, Inc.	24,164	531
GNC Holdings, Inc. ‘A’	25,166	212
Goodyear Tire & Rubber Co.	3,061	107
Guess?, Inc.	10,939	140
Kohl’s Corp.	23,209	897
Macy’s, Inc.	16,233	377
Mattel, Inc.	5,310	114
Nordstrom, Inc.	5,552	266
Regal Entertainment Group ‘A’	6,318	129
Rent-A-Center, Inc.	11,146	131
Staples, Inc.	61,786	622
Time, Inc.	14,102	202
Tupperware Brands Corp.	3,797	267
Viacom, Inc. ‘B’	34,437	1,156
Weight Watchers International, Inc. (b)	14,890	498
Wynn Resorts Ltd.	2,783	373

		7,466

CONSUMER STAPLES 2.9%
Altria Group, Inc.	3,308	246
Archer-Daniels-Midland Co.	4,501	186
Avon Products, Inc. (b)	127,574	485
Bunge Ltd.	3,745	279
Herbalife Ltd. (b)	6,873	490
Kimberly-Clark Corp.	1,301	168
Nu Skin Enterprises, Inc. ‘A’	480	30
PepsiCo, Inc.	3,796	439
Philip Morris International, Inc.	19,333	2,271
Procter & Gamble Co.	23,328	2,033
Wal-Mart Stores, Inc.	40,732	3,083
Whole Foods Market, Inc.	880	37

		9,747

ENERGY 4.5%
Apache Corp.	7,222	346
California Resources Corp. (b)	13,468	115
Chesapeake Energy Corp. (b)	95,524	475
Chevron Corp.	34,638	3,614
ConocoPhillips	35,856	1,576
CONSOL Energy, Inc. (b)	6,172	92
Denbury Resources, Inc. (b)	69,422	106
Devon Energy Corp.	1,703	55
Diamond Offshore Drilling, Inc. (b)	12,225	132
Exxon Mobil Corp.	63,337	5,113

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

	SHARES	MARKET VALUE (000S)
Hess Corp.	12,128	$532
HollyFrontier Corp.	11,099	305
Marathon Oil Corp.	33,228	394
Marathon Petroleum Corp.	9,422	493
Murphy Oil Corp.	14,197	364
National Oilwell Varco, Inc.	16,369	539
Occidental Petroleum Corp.	5,936	355
ONEOK, Inc.	520	27
Patterson-UTI Energy, Inc.	1,121	23
Superior Energy Services, Inc. (b)	4,288	45
Tesoro Corp.	886	83
Valero Energy Corp.	6,348	428
Williams Cos., Inc.	5,105	155

		15,367

FINANCIALS 5.3%
Aflac, Inc.	5,416	421
American Express Co.	10,055	847
American International Group, Inc.	48,567	3,036
Assurant, Inc.	2,951	306
Capital One Financial Corp.	15,644	1,293
Discover Financial Services	11,375	707
Donnelley Financial Solutions, Inc. (b)	1,511	35
Fifth Third Bancorp	15,360	399
Franklin Resources, Inc.	7,376	330
Goldman Sachs Group, Inc.	1,649	366
JPMorgan Chase & Co.	41,324	3,777
Loews Corp.	5,889	276
LPL Financial Holdings, Inc.	3,473	148
Navient Corp.	49,250	820
People’s United Financial, Inc.	11,231	198
PNC Financial Services Group, Inc.	5,598	699
Santander Consumer USA Holdings, Inc. (b)	21,297	272
SLM Corp. (b)	43,865	504
T Rowe Price Group, Inc.	341	25
Travelers Cos., Inc.	14,567	1,843
U.S. Bancorp	10,505	545
Voya Financial, Inc.	8,362	309
Wells Fargo & Co.	20,191	1,126

		18,282

HEALTH CARE 4.2%
Anthem, Inc.	13,380	2,517
Baxter International, Inc.	5,337	323
Community Health Systems, Inc. (b)	34,767	346
HCA Holdings, Inc. (b)	17,889	1,560
Merck & Co., Inc.	47,069	3,017
Pfizer, Inc.	176,751	5,937
Quest Diagnostics, Inc.	5,138	571

		14,271

INDUSTRIALS 2.0%
AGCO Corp.	1,844	124
Armstrong World Industries, Inc. (b)	5,676	261
Caterpillar, Inc.	14,295	1,536
CSX Corp.	7,004	382
Cummins, Inc.	342	56
Deere & Co.	13,781	1,703
Emerson Electric Co.	16,712	996
Fluor Corp.	2,202	101

	SHARES	MARKET VALUE (000S)
L3 Technologies, Inc.	2,436	$407
LSC Communications, Inc.	1,552	33
Norfolk Southern Corp.	5,673	691
Oshkosh Corp.	455	31
Pitney Bowes, Inc.	19,434	294
RR Donnelley & Sons Co.	6,808	85
Ryder System, Inc.	945	68
Trinity Industries, Inc.	3,482	98

		6,866

INFORMATION TECHNOLOGY 3.7%
Avnet, Inc.	653	25
Booz Allen Hamilton Holding Corp.	9,638	314
CA, Inc.	12,322	425
Conduent, Inc. (b)	9,390	150
Corning, Inc.	23,289	700
HP, Inc.	58,806	1,028
Intel Corp.	53,267	1,797
International Business Machines Corp.	35,963	5,532
Jabil Circuit, Inc.	5,735	167
KLA-Tencor Corp.	268	25
Seagate Technology PLC	29,285	1,135
Symantec Corp.	13,000	367
Western Digital Corp.	2,956	262
Western Union Co.	19,389	369
Xerox Corp.	16,451	473

		12,769

MATERIALS 1.2%
CF Industries Holdings, Inc.	11,147	312
Cliffs Natural Resources, Inc. (b)	4,971	34
Domtar Corp.	9,147	352
Dow Chemical Co.	4,292	271
Freeport-McMoRan, Inc. (b)	76,545	919
Huntsman Corp.	9,962	257
International Paper Co.	3,839	217
LyondellBasell Industries NV ‘A’	11,269	951
Mosaic Co.	27,810	635
Newmont Mining Corp.	7,663	248

		4,196

TELECOMMUNICATION SERVICES 1.9%
AT&T, Inc.	71,234	2,688
CenturyLink, Inc.	46,141	1,102
Frontier Communications Corp.	82,044	95
Telephone & Data Systems, Inc.	2,649	73
Verizon Communications, Inc.	57,614	2,573
Windstream Holdings, Inc.	4,951	19

		6,550

UTILITIES 1.9%
American Electric Power Co., Inc.	9,081	631
CenterPoint Energy, Inc.	15,901	435
Consolidated Edison, Inc.	9,207	744
Entergy Corp.	15,215	1,168
Exelon Corp.	30,683	1,107
FirstEnergy Corp.	29,147	850
Great Plains Energy, Inc.	3,909	114
Pinnacle West Capital Corp.	3,219	274
PPL Corp.	5,436	210
Public Service Enterprise Group, Inc.	12,339	531
Southern Co.	3,991	191

		SHARES	MARKET VALUE (000S)
Vectren Corp.		1,789	$105

			6,360

Total United States			101,874

Total Common Stocks (Cost $230,096)			251,881

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 7.1%

AUSTRALIA 0.1%

BANKING & FINANCE 0.1%
National Australia Bank Ltd.
1.375% due 07/12/2019		400	396

Total Australia			396

AUSTRIA 0.0%

INDUSTRIALS 0.0%
OGX Austria GmbH
8.500% due 06/01/2018 ^		200	0
8.375% due 04/01/2022 ^		200	0

			0

Total Austria			0

BRAZIL 0.4%

UTILITIES 0.4%
Petrobras Global Finance BV
5.375% due 01/27/2021		483	492
6.250% due 12/14/2026	GBP	100	133
6.850% due 06/05/2115		$108	96
6.875% due 01/20/2040		2	2
8.375% due 05/23/2021		485	544
6.125% due 01/17/2022		67	69
7.375% due 01/17/2027		116	123
7.250% due 03/17/2044		36	36

			1,495

Total Brazil			1,495

CANADA 0.0%

INDUSTRIALS 0.0%
Burger King Worldwide, Inc.
4.250% due 05/15/2024		30	30
NOVA Chemicals Corp.
4.875% due 06/01/2024		2	2
5.250% due 06/01/2027		7	7
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		13	14
7.000% due 03/15/2024		25	26

			79

Total Canada			79

CAYMAN ISLANDS 0.0%

INDUSTRIALS 0.0%
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		21	22
5.500% due 02/15/2024		7	7

			29

UTILITIES 0.0%
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		143	78
Transocean Phoenix Ltd.
7.750% due 10/15/2024		5	5

			83

Total Cayman Islands			112

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	25

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DENMARK 0.4%

BANKING & FINANCE 0.4%
Nykredit Realkredit A/S
3.000% due 10/01/2047	DKK	7,946	$1,277

Total Denmark			1,277

FINLAND 0.0%

INDUSTRIALS 0.0%
Nokia Oyj
3.375% due 06/12/2022		$6	6
4.375% due 06/12/2027		6	6

			12

Total Finland			12

FRANCE 0.6%

BANKING & FINANCE 0.4%
BPCE S.A.
12.500% due 09/30/2019 (f)		100	122
RCI Banque S.A.
3.500% due 04/03/2018		1,000	1,012

			1,134

INDUSTRIALS 0.2%
SFR Group S.A.
7.375% due 05/01/2026		700	762

Total France			1,896

GERMANY 0.2%

BANKING & FINANCE 0.2%
Deutsche Bank AG
4.250% due 10/14/2021		590	618

Total Germany			618

IRELAND 0.2%

INDUSTRIALS 0.2%
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	300	485

Total Ireland			485

ITALY 0.1%

UTILITIES 0.1%
Telecom Italia SpA
7.375% due 12/15/2017		250	335

Total Italy			335

LUXEMBOURG 0.6%

BANKING & FINANCE 0.2%
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	200	242
6.125% due 02/07/2022		$400	436

			678

INDUSTRIALS 0.0%
Intelsat Jackson Holdings S.A.
9.750% due 07/15/2025 (a)		28	28
Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		4	4

			32

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.4%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$300	$306
6.000% due 11/27/2023		300	328
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		600	667
5.999% due 01/23/2021		30	32
6.605% due 02/13/2018	EUR	50	59

			1,392

Total Luxembourg			2,102

MEXICO 0.0%

INDUSTRIALS 0.0%
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		$300	0
9.250% due 06/30/2020 ^		100	0
Petroleos Mexicanos
6.500% due 03/13/2027		40	43

			43

Total Mexico			43

MULTINATIONAL 0.0%

INDUSTRIALS 0.0%
Venator Finance SARL
5.750% due 07/15/2025		2	2

Total Multinational			2

NETHERLANDS 0.1%

BANKING & FINANCE 0.1%
Cooperatieve Rabobank UA
6.625% due 06/29/2021 (f)	EUR	200	254
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)		25	34

			288

Total Netherlands			288

UNITED KINGDOM 1.7%

BANKING & FINANCE 1.4%
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	300	476
7.625% due 11/21/2022		$430	493
HSBC Holdings PLC
3.600% due 05/25/2023		200	207
6.000% due 09/29/2023 (f)	EUR	320	411
Lloyds Banking Group PLC
7.875% due 06/27/2029 (f)	GBP	400	611
7.625% due 06/27/2023 (f)		200	289
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		$360	372
2.500% due 03/22/2023	EUR	350	425
Santander UK Group Holdings PLC
4.750% due 09/15/2025		$760	790
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	414	613

			4,687

INDUSTRIALS 0.3%
EI Group PLC
6.875% due 02/15/2021		200	291
Marston’s Issuer PLC
5.641% due 07/15/2035		200	239
Mitchells & Butlers Finance PLC
0.739% due 12/15/2030		144	174

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	200	$285
3.000% due 12/28/2031		22	28
Unique Pub Finance Co. PLC
5.659% due 06/30/2027		46	68

			1,085

Total United Kingdom			5,772

UNITED STATES 2.7%

BANKING & FINANCE 1.3%
Brighthouse Financial, Inc.
3.700% due 06/22/2027		$12	12
4.700% due 06/22/2047		14	14
Cantor Fitzgerald LP
7.875% due 10/15/2019		280	309
CIT Group, Inc.
3.875% due 02/19/2019		378	388
Crown Castle International Corp.
4.000% due 03/01/2027		8	8
CTR Partnership LP
5.250% due 06/01/2025		12	12
CyrusOne LP
5.000% due 03/15/2024		5	5
5.375% due 03/15/2027		3	3
Equinix, Inc.
5.375% due 05/15/2027		16	17
Exela Intermediate LLC
10.000% due 07/15/2023 (a)		16	16
Howard Hughes Corp.
5.375% due 03/15/2025		27	28
International Lease Finance Corp.
7.125% due 09/01/2018		325	344
6.250% due 05/15/2019		1,110	1,191
Navient Corp.
8.000% due 03/25/2020		600	672
6.500% due 06/15/2022		56	60
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		6	6
Provident Funding Associates LP
6.375% due 06/15/2025		4	4
Springleaf Finance Corp.
8.250% due 12/15/2020		980	1,103
6.125% due 05/15/2022		298	315

			4,507

INDUSTRIALS 1.1%
Anheuser-Busch InBev Finance, Inc.
4.900% due 02/01/2046		17	19
Broadcom Corp.
3.000% due 01/15/2022		68	69
3.625% due 01/15/2024		6	6
3.875% due 01/15/2027		26	27
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(g)		286	369
9.000% due 02/15/2020 ^(g)		240	311
CDK Global, Inc.
4.875% due 06/01/2027		7	7
Chemours Co.
5.375% due 05/15/2027		6	6
Cimarex Energy Co.
3.900% due 05/15/2027		7	7
Community Health Systems, Inc.
6.250% due 03/31/2023		23	24
CVS Pass-Through Trust
8.353% due 07/10/2031		521	673
Diamond Resorts International, Inc.
7.750% due 09/01/2023		103	110
EW Scripps Co.
5.125% due 05/15/2025		3	3
First Quality Finance Co., Inc.
5.000% due 07/01/2025		5	5

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HCA, Inc.
5.500% due 06/15/2047		$14	$15
Hexion, Inc.
13.750% due 02/01/2022		9	8
Hilton Worldwide Finance LLC
4.625% due 04/01/2025		30	31
4.875% due 04/01/2027		19	20
iHeartCommunications, Inc.
9.000% due 03/01/2021		3	2
9.000% due 12/15/2019		54	43
9.000% due 09/15/2022		697	519
j2 Cloud Services LLC
6.000% due 07/15/2025		5	5
KFC Holding Co.
4.750% due 06/01/2027		10	10
Molina Healthcare, Inc.
4.875% due 06/15/2025		3	3
PetSmart, Inc.
5.875% due 06/01/2025		23	22
Sirius XM Radio, Inc.
3.875% due 08/01/2022 (a)		13	13
5.000% due 08/01/2027 (a)		5	5
Surgery Center Holdings, Inc.
6.750% due 07/01/2025		3	3
Symantec Corp.
5.000% due 04/15/2025		5	5
Tech Data Corp.
3.700% due 02/15/2022		5	5
4.950% due 02/15/2027		6	6
Tenet Healthcare Corp.
4.625% due 07/15/2024		30	30
THC Escrow Corp.
4.625% due 07/15/2024		6	6
Time Warner Cable LLC
6.750% due 07/01/2018		500	523
5.000% due 02/01/2020		600	641
Time Warner, Inc.
3.800% due 02/15/2027		14	14
VeriSign, Inc.
4.750% due 07/15/2027		3	3
WellCare Health Plans, Inc.
5.250% due 04/01/2025		13	14
Wyndham Worldwide Corp.
4.500% due 04/01/2027		6	6
4.150% due 04/01/2024		5	5
Wynn Las Vegas LLC
5.250% due 05/15/2027		19	20

			3,613

UTILITIES 0.3%
AT&T, Inc.
5.650% due 02/15/2047		8	9
2.023% due 07/15/2021		164	166
FirstEnergy Corp.
3.900% due 07/15/2027		12	12
4.850% due 07/15/2047		9	9
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		800	817
Verizon Communications, Inc.
5.250% due 03/16/2037		50	54
5.500% due 03/16/2047		40	44
4.125% due 03/16/2027		70	72

			1,183

Total United States			9,303

Total Corporate Bonds & Notes (Cost $23,894)			24,215

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.5%

UNITED KINGDOM 0.8%
Eurosail PLC
1.240% due 06/13/2045	GBP	1,214	1,518

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Grifonas Finance PLC
0.042% due 08/28/2039	EUR	424	$416
Juno Eclipse Ltd.
0.000% due 11/20/2022		259	291
RMAC PLC
0.529% due 06/12/2036	GBP	307	387

Total United Kingdom			2,612

UNITED STATES 2.7%
Banc of America Alternative Loan Trust
6.000% due 04/25/2036 ^		$57	53
6.000% due 07/25/2046 ^		120	106
Banc of America Funding Trust
3.171% due 05/20/2036 ^		26	24
Banc of America Mortgage Trust
3.401% due 11/20/2046 ^		10	9
6.000% due 10/25/2036 ^		32	28
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036		153	149
Chase Mortgage Finance Trust
3.221% due 09/25/2036 ^		69	62
Countrywide Alternative Loan Trust
1.916% due 10/25/2037 ^		5,615	1,882
6.000% due 06/25/2036 ^		174	146
6.000% due 02/25/2037 ^		83	59
6.250% due 12/25/2036 ^		33	25
Countrywide Home Loan Mortgage Pass-Through Trust
1.716% due 07/25/2037 ^		27	17
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 11/25/2035 ^		22	12
6.000% due 01/25/2036		51	46
Credit Suisse Mortgage Capital Certificates
2.810% due 12/29/2037		202	145
First Horizon Alternative Mortgage Securities Trust
3.217% due 06/25/2036		518	426
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^		13	12
JPMorgan Alternative Loan Trust
5.652% due 05/26/2037		109	92
JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^		121	96
Merrill Lynch Mortgage Investors Trust
3.231% due 03/25/2036 ^		19	14
Residential Accredit Loans, Inc. Trust
1.616% due 10/25/2045		133	117
5.500% due 03/25/2037		620	510
6.250% due 03/25/2037 ^		48	41
Structured Adjustable Rate Mortgage Loan Trust
3.357% due 10/25/2036 ^		3,049	2,480
Wells Fargo Alternative Loan Trust
3.509% due 07/25/2037 ^		1,617	1,457
Wells Fargo Commercial Mortgage Trust
3.412% due 09/15/2058		1,156	1,203

Total United States			9,211

Total Non-Agency Mortgage-Backed Securities (Cost $12,539)			11,823

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.2%
California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021		750	808

Total California			808

ILLINOIS 0.1%
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		15	15
7.350% due 07/01/2035		5	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	$150	$141

Total Illinois		161

MICHIGAN 0.1%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	215	215

Total Michigan		215

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	385	338

Total Virginia		338

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	360	353

Total West Virginia		353

Total Municipal Bonds & Notes (Cost $1,770)		1,875

	SHARES
PREFERRED STOCKS 0.6%

GERMANY 0.6%

INDUSTRIALS 0.6%
Volkswagen AG	13,073	1,997

Total Preferred Stocks (Cost $1,833)		1,997

REAL ESTATE INVESTMENT TRUSTS 0.3%

CANADA 0.1%

REAL ESTATE 0.1%
Dream Office Real Estate Investment Trust	14,726	222

Total Canada		222

UNITED STATES 0.2%

FINANCIALS 0.1%
AGNC Investment Corp.	2,248	48
Annaly Capital Management, Inc.	32,644	393
Two Harbors Investment Corp.	2,554	25

		466

REAL ESTATE 0.1%
CoreCivic, Inc.	7,320	202
Iron Mountain, Inc.	6,193	213

		415

Total United States		881

Total Real Estate Investment Trusts (Cost $1,092)		1,103

RIGHTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%
ACS Actividades de Construccion y Servicios S.A.	19,001	15

Total Rights (Cost $16)		15

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	27

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.5%

BRAZIL 0.1%
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045 (e)	BRL	1,499	$471

Total Brazil			471

GREECE 0.2%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	39,000	346
4.500% due 07/03/2017		10,000	89
4.750% due 04/17/2019	EUR	100	116

Total Greece			551

KUWAIT 0.1%
Kuwait International Government Bond
3.500% due 03/20/2027		$385	394

Total Kuwait			394

SAUDI ARABIA 0.1%
Saudi Government International Bond
4.500% due 10/26/2046		200	204

Total Saudi Arabia			204

SPAIN 0.0%
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	50	61

Total Spain			61

Total Sovereign Issues (Cost $1,821)			1,681

U.S. GOVERNMENT AGENCIES 2.3%

UNITED STATES 2.3%
Fannie Mae
2.500% due 07/01/2031		$1,000	1,006
3.000% due 11/01/2029		32	33

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fannie Mae, TBA
3.000% due 09/01/2047	$1,300	$1,294
3.500% due 09/01/2047	3,500	3,583
Freddie Mac, TBA
3.000% due 07/01/2047	2,000	1,995

Total U.S. Government Agencies (Cost $7,924)		7,911

U.S. TREASURY OBLIGATIONS 4.7%

UNITED STATES 4.7%
U.S. Treasury Bonds
2.875% due 11/15/2046	1,000	1,008
U.S. Treasury Notes
1.125% due 06/30/2021	1,100	1,074
1.750% due 11/30/2021	900	898
1.750% due 03/31/2022	300	298
1.750% due 05/15/2022	300	298
1.750% due 09/30/2022	500	495
1.750% due 05/15/2023	700	690
1.875% due 01/31/2022	1,600	1,602
1.875% due 02/28/2022 (i)	1,400	1,402
1.875% due 08/31/2022	500	499
2.000% due 07/31/2022	400	402
2.000% due 11/15/2026 (i)	760	741
2.125% due 12/31/2021	1,500	1,519
2.125% due 06/30/2022	1,000	1,011
2.125% due 02/29/2024	400	400
2.250% due 12/31/2023	3,610	3,646
2.250% due 01/31/2024	190	192

Total U.S. Treasury Obligations (Cost $16,068)		16,175

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (h) 0.1%
		478

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.1%
3.128% due 08/25/2017 - 02/09/2018 (c)(d)	$419	$415

Total Short-Term Instruments (Cost $893)		893

Total Investments in Securities (Cost $324,679)		347,421

	SHARES
INVESTMENTS IN AFFILIATES 0.8%

SHORT-TERM INSTRUMENTS 0.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.8%
PIMCO Short-Term Floating NAV Portfolio III	282,118	2,789

Total Short-Term Instruments (Cost $2,789)		2,789

Total Investments in Affiliates (Cost $2,789)		2,789

Total Investments 102.5% (Cost $327,468)		$350,210

Financial Derivative Instruments (j)(k) 0.0% (Cost or Premiums, net $(373))		(198)

Other Assets and Liabilities, net (2.5)%		(8,455)

Net Assets 100.0%		$341,557

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$478	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(488)	$478	$478

Total Repurchase Agreements						$(488)	$478	$478

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
SCX	1.160%	05/19/2017	08/21/2017	$(1,620)	$(1,622)
	1.170	05/24/2017	08/24/2017	(3,691)	(3,696)

Total Reverse Repurchase Agreements					$(5,318)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions
GSC	1.060%	05/04/2017	07/03/2017	$(1,408)	$(1,410)
MSC	1.500	06/23/2017	07/07/2017	(752)	(753)

Total Sale-Buyback Transactions					$(2,163)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Treasury Obligations 0.0%
United States 0.0%
U.S. Treasury Notes	1.125%	09/30/2021	$ 100	$(97)	$(98)

Total Short Sales 0.0%				$(97)	$(98)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
SCX	$0	$(5,318)	$0	$0	$(5,318)	$5,248	$(70)
SSB	478	0	0	0	478	(488)	(10)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(98)	(98)	0	(98)
GSC	0	0	(1,410)	0	(1,410)	1,402	(8)
MSC	0	0	(753)	0	(753)	741	(12)

Total Borrowings and Other Financing Transactions	$478	$(5,318)	$(2,163)	$(98)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$0	$(5,318)	$0	$(5,318)

Total	$0	$0	$(5,318)	$0	$(5,318)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(2,163)	0	0	(2,163)

Total	$0	$(2,163)	$0	$0	$(2,163)

Total Borrowings	$0	$(2,163)	$(5,318)	$0	$(7,481)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(7,481)

(i)	Securities with an aggregate market value of $7,391 have been pledged as collateral under the terms of under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	29

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

(3)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(3,378) at a weighted average interest rate of 0.838%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2017	16	$2,009	$(1)	$0	$(4)

Total Futures Contracts				$(1)	$0	$(4)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
Index/Tranches							Asset	Liability
CDX.HY-27 5-Year Index	5.000%	12/20/2021	$1,584	$(101)	$(21)	$(122)	$0	$(4)
CDX.HY-28 5-Year Index	5.000	06/20/2022	500	(36)	1	(35)	0	(1)

				$(137)	$(20)	$(157)	$0	$(5)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	06/21/2047	$	150	$33	$(6)	$27	$1	$0
Receive(4)	3-Month USD-LIBOR	2.250	12/20/2022		900	(14)	6	(8)	2	0
Receive(4)	3-Month USD-LIBOR	2.500	12/20/2027		6,200	(159)	80	(79)	18	(1)
Receive(4)	3-Month USD-LIBOR	2.750	12/20/2047		700	(49)	25	(24)	3	0
Pay(4)	3-Month ZAR-JIBAR	7.750	09/20/2022	ZAR	29,900	4	18	22	0	(11)
Pay	3-Month ZAR-JIBAR	8.250	03/15/2022		2,800	1	6	7	0	(1)
Pay	6-Month AUD-BBR-BBSW	2.750	06/17/2026	AUD	7,000	254	(280)	(26)	0	(58)
Pay	6-Month AUD-BBR-BBSW	3.000	03/21/2027		300	6	(3)	3	0	(3)
Receive(4)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	400	(3)	1	(2)	1	0
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	900	(13)	(2)	(15)	0	(2)
Receive	6-Month JPY-LIBOR	0.000	09/20/2026	JPY	320,000	68	(4)	64	5	0
Receive(4)	6-Month JPY-LIBOR	0.400	03/27/2029		40,000	0	0	0	1	0
Receive(4)	6-Month JPY-LIBOR	0.415	03/25/2029		20,000	0	0	0	1	0
Receive(4)	6-Month JPY-LIBOR	0.450	03/20/2029		830,000	(34)	(10)	(44)	21	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021	MXN	700	(2)	0	(2)	0	0
Pay	28-Day MXN-TIIE	5.797	09/06/2021		4,500	(14)	5	(9)	0	(1)
Pay	28-Day MXN-TIIE	5.950	01/30/2026		600	(3)	0)	(3)	0	0
Pay	28-Day MXN-TIIE	5.990	01/30/2026		4,300	(4)	(14)	(18)	0	(1)
Receive	28-Day MXN-TIIE	6.080	03/10/2026		15,500	(15)	(44)	(59)	0	(5)
Pay	28-Day MXN-TIIE	6.490	09/08/2026		30,000	13	(88)	(75)	0	(9)
Pay	28-Day MXN-TIIE	6.750	08/31/2021		2,000	(1)	1	0	0	0
Pay	28-Day MXN-TIIE	7.030	11/10/2021		2,400	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.199	12/03/2021		500	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.350	11/17/2021		600	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		100	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.387	11/17/2021		500	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.537	02/23/2022		1,000	0	2	2	0	0
Pay	28-Day MXN-TIIE	7.817	02/17/2027		1,100	0	3	3	0	0
Pay	28-Day MXN-TIIE	7.865	02/02/2027		2,400	0	7	7	0	(1)
Pay	28-Day MXN-TIIE	8.010	02/04/2027		1,200	0	4	4	0	0
Pay	28-Day MXN-TIIE	8.090	01/15/2027		3,300	0	12	12	0	(1)
Pay	28-Day MXN-TIIE	8.120	01/15/2027		700	0	3	3	0	0)

						$68	$(274)	$(206)	$53	$(94)

Total Swap Agreements						$(69)	$(294)	$(363)	$53	$(99)

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$53	$53	$0	$(4)	$(99)	$(103)

Cash of $780 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2017		$741	AUD	976	$10	$0
	08/2017	AUD	976		$740	0	(10)
BOA	07/2017	DKK	8,362		1,226	0	(58)
	07/2017	EUR	1,822		2,048	0	(33)
	07/2017	GBP	59		76	0	(1)
	07/2017		$1,257	DKK	8,302	19	0
	08/2017	TRY	123		$34	0	0
	08/2017		$237	TRY	865	6	0
	10/2017	DKK	8,302		$1,263	0	(19)
BPS	07/2017		$1,910	EUR	1,679	8	0
	07/2017		4,493	JPY	502,939	0	(21)
	08/2017	EUR	1,679		$1,913	0	(8)
	08/2017	JPY	502,939		4,498	21	0
	08/2017		$90	MXN	1,653	1	0
	08/2017		216	PEN	710	2	0
BRC	08/2017		1,268	MXN	24,442	72	0
CBK	07/2017	EUR	52		$58	0	(1)
	07/2017	GBP	2,143		2,757	0	(34)
	07/2017		$219	EUR	195	3	0
	07/2017		121	JPY	13,212	0	(3)
DUB	07/2017	BRL	1,604		$485	1	0
	07/2017		$481	BRL	1,605	3	0
	08/2017	BRL	1,604		$478	0	(3)
	08/2017		$132	TRY	489	5	0
FBF	07/2017	JPY	6,919		$63	1	0
	08/2017	MXN	3,088		167	0	(2)
GLM	07/2017	AUD	66		49	0	(2)
	07/2017	JPY	509,233		4,604	77	0
	07/2017		$517	GBP	404	9	0
	08/2017		199	TRY	754	13	0
	09/2017	EUR	1,375		$1,572	0	(5)
	09/2017	GBP	3,500		4,540	0	(30)
	09/2017	JPY	37,500		335	1	0
	10/2017		$451	RUB	26,436	0	(13)
HUS	08/2017		113	TRY	413	3	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	31

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	07/2017	AUD	910		$673	$0	$(26)
	07/2017		$543	GBP	422	6	0
	08/2017		34	TRY	127	1	0
NGF	08/2017	MXN	952		$53	1	0
	08/2017		$57	TRY	219	4	0
SCX	07/2017	BRL	1,604		$511	26	0
	07/2017		$485	BRL	1,604	0	(1)
	08/2017		101	TRY	378	5	0
UAG	07/2017		1,764	GBP	1,376	29	0
	08/2017	GBP	1,376		$1,765	0	(29)

Total Forward Foreign Currency Contracts						$327	$(299)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Call - OTC USD versus BRL	BRL	3.510	08/29/2017	$900	$(11)	$(8)

Total Written Options						$(11)	$(8)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
Notional Amount in $	$0	$900	$0	$0	$0	$900
Premiums	$0	$(11)	$0	$0	$0	$(11)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Petrobras Global Finance BV	2.866%	12/20/2021	3.009%	$ 200	$(37)	$21	$0	$(16)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
DUB	CMBX.NA.AAA.9 Index	(1.364)%	09/17/2058	$2,300	$(128)	$97	$0	$(31)
FBF	CMBX.NA.AAA.9 Index	(1.364)	09/17/2058	600	(24)	16	0	(8)
GST	CMBX.NA.AAA.10 Index	(2.240)	11/17/2059	4,000	(85)	(6)	0	(91)
MYC	CMBX.NA.AAA.9 Index	(1.364)	09/17/2058	1,600	(88)	66	0	(22)

					$(325)	$173	$0	$(152)

Total Swap Agreements					$(362)	$194	$0	$(168)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities				Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter
AZD	$10	$0	$0	$10	$(10)	$0	$0	$(10)	$0	$0	$0
BOA	25	0	0	25	(111)	0	0	(111)	(86)	0	(86)
BPS	32	0	0	32	(29)	0	0	(29)	3	0	3
BRC	72	0	0	72	0	0	0	0	72	0	72
CBK	3	0	0	3	(38)	0	0	(38)	(35)	(40)	(75)
DUB	9	0	0	9	(3)	0	(31)	(34)	(25)	0	(25)
FBF	1	0	0	1	(2)	(8)	(8)	(18)	(17)	0	(17)
GLM	100	0	0	100	(50)	0	0	(50)	50	0	50

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

	Financial Derivative Assets				Financial Derivative Liabilities				Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter
GST	$0	$0	$0	$0	$0	$0	$(107)	$(107)	$(107)	$0	$(107)
HUS	3	0	0	3	0	0	0	0	3	0	3
JPM	7	0	0	7	(26)	0	0	(26)	(19)	0	(19)
MYC	0	0	0	0	0	0	(22)	(22)	(22)	0	(22)
NGF	5	0	0	5	0	0	0	0	5	0	5
SCX	31	0	0	31	(1)	0	0	(1)	30	0	30
UAG	29	0	0	29	(29)	0	0	(29)	0	0	0

Total Over the Counter	$327	$0	$0	$327	$(299)	$(8)	$(168)	$(475)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$53	$53

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$327	$0	$327

	$0	$0	$0	$327	$53	$380

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	5	0	0	94	99

	$0	$5	$0	$0	$98	$103

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$299	$0	$299
Written Options	0	0	0	8	0	8
Swap Agreements	0	168	0	0	0	168

	$0	$168	$0	$307	$0	$475

	$0	$173	$0	$307	$98	$578

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	33

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$634	$(12)	$622
Swap Agreements	0	21	0	0	479	500

	$0	$21	$0	$634	$467	$1,122

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,151	$0	$1,151
Swap Agreements	0	166	0	0	20	186

	$0	$166	$0	$1,151	$20	$1,337

	$0	$187	$0	$1,785	$487	$2,459

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$(482)	$(1)	$(483)
Swap Agreements	0	(32)	0	0	(274)	(306)

	$0	$(32)	$0	$(482)	$(275)	$(789)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(351)	$0	$(351)
Written Options	0	0	0	3	0	3
Swap Agreements	0	172	0	0	0	172

	$0	$172	$0	$(348)	$0	$(176)

	$0	$140	$0	$(830)	$(275)	$(965)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$5,361	$0	$5,361
Netherlands	0	891	0	891
United States	0	18,108	0	18,108
Loan Participations and Assignments
Brazil	0	0	4	4
Canada	0	20	0	20
Ireland	0	39	0	39
Luxembourg	0	5	0	5
United States	0	3,424	0	3,424
Common Stocks
Australia
Consumer Discretionary	0	95	0	95
Consumer Staples	0	1,020	0	1,020
Energy	0	755	0	755
Financials	0	3,626	0	3,626
Health Care	0	188	0	188
Industrials	0	278	0	278
Materials	0	2,641	0	2,641
Telecommunication Services	0	203	0	203
Austria
Energy	0	680	0	680
Financials	0	770	0	770
Materials	0	388	0	388
Belgium
Telecommunication Services	0	280	0	280
Canada
Energy	1,105	0	0	1,105
Financials	2,898	0	0	2,898
Industrials	287	0	0	287
Materials	1,003	0	0	1,003
Utilities	649	0	0	649

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Denmark
Industrials	$0	$1,184	$0	$1,184
Telecommunication Services	0	365	0	365
Finland
Industrials	0	96	0	96
Materials	0	430	0	430
Utilities	0	319	0	319
France
Consumer Discretionary	0	2,915	0	2,915
Consumer Staples	0	1,005	0	1,005
Energy	0	2,067	0	2,067
Financials	72	5,433	0	5,505
Health Care	0	3,714	0	3,714
Industrials	0	2,041	0	2,041
Telecommunication Services	0	811	0	811
Utilities	0	1,944	0	1,944
Germany
Consumer Discretionary	0	2,310	0	2,310
Consumer Staples	0	1,165	0	1,165
Financials	0	1,167	0	1,167
Health Care	0	990	0	990
Industrials	0	2,290	0	2,290
Materials	0	2,499	0	2,499
Utilities	0	3,859	0	3,859
Hong Kong
Consumer Discretionary	0	389	0	389
Industrials	0	67	0	67
Information Technology	0	334	0	334
Real Estate	0	1,204	0	1,204
Israel
Financials	0	366	0	366
Materials	0	290	0	290
Telecommunication Services	0	240	0	240

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Italy
Energy	$0	$1,846	$0	$1,846
Financials	0	791	0	791
Utilities	0	1,908	0	1,908
Japan
Consumer Discretionary	0	3,883	0	3,883
Consumer Staples	0	797	0	797
Energy	0	901	0	901
Financials	0	8,498	0	8,498
Health Care	0	722	0	722
Industrials	0	7,670	0	7,670
Information Technology	0	7,266	0	7,266
Materials	0	1,917	0	1,917
Real Estate	0	93	0	93
Telecommunication Services	0	1,547	0	1,547
Utilities	0	301	0	301
Luxembourg
Consumer Discretionary	0	140	0	140
Materials	861	0	0	861
Macau
Consumer Discretionary	0	45	0	45
Mexico
Consumer Discretionary	3	0	0	3
Netherlands
Consumer Staples	0	700	0	700
Energy	0	4,403	0	4,403
Financials	0	469	0	469
Industrials	0	1,434	0	1,434
Telecommunication Services	280	0	0	280
New Zealand
Telecommunication Services	0	101	0	101
Norway
Consumer Staples	0	224	0	224
Energy	0	1,440	0	1,440
Financials	0	318	0	318
Materials	0	220	0	220
Portugal
Utilities	0	349	0	349
Singapore
Industrials	0	378	0	378
Spain
Consumer Staples	0	247	0	247
Financials	0	6,254	0	6,254
Industrials	0	1,213	0	1,213
Telecommunication Services	0	949	0	949
Utilities	0	887	0	887
Sweden
Financials	0	693	0	693
Health Care	0	174	0	174
Industrials	0	165	0	165
Telecommunication Services	0	1,143	0	1,143
Switzerland
Consumer Discretionary	223	0	0	223
Energy	88	0	0	88
Financials	0	4,066	0	4,066
Health Care	0	2,123	0	2,123
Industrials	0	73	0	73
Information Technology	64	0	0	64
Telecommunication Services	0	222	0	222
United Kingdom
Consumer Discretionary	0	1,047	0	1,047
Consumer Staples	0	1,309	0	1,309
Energy	0	3,863	0	3,863
Financials	0	12,490	0	12,490
Health Care	0	1,577	0	1,577
Industrials	0	1,627	0	1,627
Materials	0	1,034	0	1,034
Telecommunication Services	0	1,419	0	1,419
Utilities	0	1,120	0	1,120
United States
Consumer Discretionary	7,466	0	0	7,466

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Consumer Staples	$9,747	$0	$0	$9,747
Energy	15,367	0	0	15,367
Financials	18,282	0	0	18,282
Health Care	14,271	0	0	14,271
Industrials	6,866	0	0	6,866
Information Technology	12,769	0	0	12,769
Materials	4,196	0	0	4,196
Telecommunication Services	6,550	0	0	6,550
Utilities	6,360	0	0	6,360
Corporate Bonds & Notes
Australia
Banking & Finance	0	396	0	396
Brazil
Utilities	0	1,495	0	1,495
Canada
Industrials	0	79	0	79
Cayman Islands
Industrials	0	29	0	29
Utilities	0	83	0	83
Denmark
Banking & Finance	0	1,277	0	1,277
Finland
Industrials	0	12	0	12
France
Banking & Finance	0	1,134	0	1,134
Industrials	0	762	0	762
Germany
Banking & Finance	0	618	0	618
Ireland
Industrials	0	485	0	485
Italy
Utilities	0	335	0	335
Luxembourg
Banking & Finance	0	678	0	678
Industrials	0	32	0	32
Utilities	0	1,392	0	1,392
Mexico
Industrials	0	43	0	43
Multinational
Industrials	0	2	0	2
Netherlands
Banking & Finance	0	288	0	288
United Kingdom
Banking & Finance	0	4,687	0	4,687
Industrials	0	1,085	0	1,085
United States
Banking & Finance	0	4,507	0	4,507
Industrials	0	3,613	0	3,613
Utilities	0	1,183	0	1,183
Non-Agency Mortgage-Backed Securities
United Kingdom	0	2,612	0	2,612
United States	0	9,119	92	9,211
Municipal Bonds & Notes
California	0	808	0	808
Illinois	0	161	0	161
Michigan	0	215	0	215
Virginia	0	338	0	338
West Virginia	0	353	0	353
Preferred Stocks
Germany
Industrials	0	1,997	0	1,997
Real Estate Investment Trusts
Canada
Real Estate	222	0	0	222
United States
Financials	466	0	0	466
Real Estate	415	0	0	415
Rights
Spain
Industrials	15	0	0	15

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	35

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

June 30, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Sovereign Issues
Brazil	$0	$471	$0	$471
Greece	0	551	0	551
Kuwait	0	394	0	394
Saudi Arabia	0	204	0	204
Spain	0	61	0	61
U.S. Government Agencies
United States	0	7,911	0	7,911
U.S. Treasury Obligations
United States	0	16,175	0	16,175
Short-Term Instruments
Repurchase Agreements	0	478	0	478
Argentina Treasury Bills	0	415	0	415

	$110,525	$236,800	$96	$347,421

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,789	$0	$0	$2,789

Total Investments	$113,314	$236,800	$96	$350,210

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Short Sales, at Value - Liabilities
United States	$0	$(98)	$0	$(98)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	53	0	53
Over the counter	0	327	0	327

	$0	$380	$0	$380

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4)	(99)	0	(103)
Over the counter	0	(475)	0	(475)

	$(4)	$(574)	$0	$(578)

Total Financial Derivative Instruments	$(4)	$(194)	$0	$(198)

Totals	$113,310	$236,508	$96	$349,914

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

36	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO EqS® Long/Short Fund

June 30, 2017

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 69.2%

COMMON STOCKS 64.4%

CANADA 6.3%

ENERGY 4.3%
Canadian Natural Resources Ltd.	213,000	$6,146
Suncor Energy, Inc.	214,000	6,253
TransCanada Corp.	240,000	11,441

		23,840

UTILITIES 2.0%
Fortis, Inc.	315,000	11,071

Total Canada		34,911

IRELAND 1.6%

HEALTH CARE 1.6%
Medtronic PLC	100,000	8,875

Total Ireland		8,875

SWITZERLAND 2.8%

HEALTH CARE 2.8%
Lonza Group AG	38,000	8,232
Novartis AG	88,000	7,350

		15,582

Total Switzerland		15,582

UNITED STATES 53.7%

CONSUMER DISCRETIONARY 10.3%
Carnival Corp.	160,000	10,491
Expedia, Inc.	65,000	9,682
Hyatt Hotels Corp. ‘A’ (a)	110,000	6,183
Las Vegas Sands Corp. (g)	140,000	8,945
Newell Brands, Inc.	135,000	7,239
Royal Caribbean Cruises Ltd.	75,000	8,192
Wynn Resorts Ltd.	45,000	6,035

		56,767

CONSUMER STAPLES 2.2%
Coca-Cola Co.	210,000	9,419
PepsiCo, Inc.	25,000	2,887

		12,306

	SHARES	MARKET VALUE (000S)
ENERGY 6.4%
Enable Midstream Partners LP (g)	142,000	$2,263
Enterprise Products Partners LP	377,500	10,223
ONEOK, Inc. (g)	173,000	9,024
Williams Partners LP	345,000	13,838

		35,348

FINANCIALS 11.0%
Berkshire Hathaway, Inc. ‘B’ (a)	80,000	13,550
First Republic Bank	120,000	12,012
Nasdaq, Inc.	50,000	3,574
Signature Bank (a)	75,000	10,765
U.S. Bancorp	210,000	10,903
Wells Fargo & Co.	180,000	9,974

		60,778

HEALTH CARE 5.9%
Abbott Laboratories	175,000	8,507
Johnson & Johnson	70,000	9,260
Laboratory Corp. of America Holdings (a)	52,000	8,015
Quintiles IMS Holdings, Inc. (a)	80,000	7,160

		32,942

INDUSTRIALS 9.4%
JetBlue Airways Corp. (a)(g)	260,000	5,936
Kansas City Southern	170,000	17,790
KAR Auction Services, Inc.	165,000	6,925
Union Pacific Corp.	100,000	10,891
United Continental Holdings, Inc. (a)	140,000	10,535

		52,077

INFORMATION TECHNOLOGY 8.5%
Alphabet, Inc. ‘C’ (a)	14,000	12,722
First Data Corp. ‘A’ (a)	650,000	11,830
Oracle Corp.	250,000	12,535
Ultimate Software Group, Inc. (a)	48,000	10,083

		47,170

Total United States		297,388

Total Common Stocks (Cost $330,343)		356,756

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.6%

UNITED STATES 0.6%
U.S. Treasury Floating Rate Notes
1.177% due 07/31/2018 (j)	$3,200	$3,206

Total U.S. Treasury Obligations (Cost $3,200)		3,206

SHORT-TERM INSTRUMENTS 4.2%

REPURCHASE AGREEMENTS (d) 1.5%
		8,167

U.S. TREASURY BILLS 2.7%
0.904% due 07/20/2017 - 08/31/2017 (b)(c)(h)(j)	15,100	15,081

Total Short-Term Instruments (Cost $23,247)		23,248

Total Investments in Securities (Cost $356,790)		383,210

	SHARES
INVESTMENTS IN AFFILIATES 30.2%

SHORT-TERM INSTRUMENTS 30.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 30.2%
PIMCO Short-Term Floating NAV Portfolio III	16,889,304	166,968

Total Short-Term Instruments (Cost $166,964)		166,968

Total Investments in Affiliates (Cost $166,964)		166,968

Total Investments 99.4% (Cost $523,754)		$550,178

Securities Sold Short (e) (17.7)% (Proceeds $96,932)		(97,759)

Financial Derivative Instruments (f)(i) (0.2)% (Cost or Premiums, net $0)		(1,182)

Other Assets and Liabilities, net 18.5%		102,342

Net Assets 100.0%		$553,579

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$8,167	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(8,333)	$8,167	$8,167

Total Repurchase Agreements						$(8,333)	$8,167	$8,167

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	37

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

(e)  SECURITIES SOLD SHORT

Counterparty	Description	Shares	Proceeds	Payable for Short Sales(3)
	Common Stocks (16.2)%
	Brazil (0.3)%
	Industrials (0.3)%
GSC	Embraer S.A. SP - ADR	90,000	$(1,787)	$(1,645)

	Total Brazil		(1,787)	(1,645)

	Canada (1.9)%
	Energy (0.9)%
	Enbridge, Inc.	120,000	(4,912)	(4,780)

	Industrials (1.0)%
FOB	Canadian Pacific Railway Ltd.	35,000	(5,159)	(5,644)

	Total Canada		(10,071)	(10,424)

	France (0.5)%
	Consumer Discretionary (0.5)%
GSC	Publicis Groupe S.A.	35,000	(2,685)	(2,681)

	Total France		(2,685)	(2,681)

	Switzerland (0.6)%
	Information Technology (0.6)%
	Logitech International S.A.	95,000	(3,144)	(3,496)

	Total Switzerland		(3,144)	(3,496)

	United Kingdom (0.9)%
	Consumer Discretionary (0.2)%
	WPP PLC	60,000	(1,347)	(1,292)

	Industrials (0.7)%
	Rolls-Royce Holdings PLC	311,438	(2,826)	(3,663)

	Total United Kingdom		(4,173)	(4,955)

	United States (12.0)%
	Consumer Discretionary (0.7)%
FOB	Bloomin’ Brands, Inc.	65,000	(1,346)	(1,380)
	Buckle, Inc.	130,430	(4,040)	(2,322)

			(5,386)	(3,702)

	Consumer Staples (1.7)%
GSC	Church & Dwight Co., Inc.	50,000	(2,531)	(2,594)
	Clorox Co.	25,000	(3,351)	(3,331)
FOB	Procter & Gamble Co.	40,000	(3,437)	(3,486)

			(9,319)	(9,411)

	Energy (1.8)%
GSC	Exxon Mobil Corp.	90,000	(7,758)	(7,266)
	Marathon Petroleum Corp.	50,000	(2,574)	(2,616)

			(10,332)	(9,882)

	Financials (2.8)%
	Affiliated Managers Group, Inc.	37,000	(6,144)	(6,137)
	Franklin Resources, Inc.	50,000	(2,122)	(2,249)
	Invesco Ltd.	128,000	(4,132)	(4,504)
FOB	T Rowe Price Group, Inc.	38,000	(2,724)	(2,842)

			(15,122)	(15,732)

	Health Care (1.0)%
	Community Health Systems, Inc.	190,000	(1,868)	(1,892)
	HCA Healthcare, Inc.	40,000	(3,324)	(3,488)

			(5,192)	(5,380)

	Industrials (1.9)%
GSC	FTI Consulting, Inc.	70,000	(2,924)	(2,447)
FOB	Lockheed Martin Corp.	23,000	(6,017)	(6,385)
GSC	Macquarie Infrastructure Corp.	22,000	(1,751)	(1,725)

			(10,692)	(10,557)

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

Counterparty	Description	Shares	Proceeds	Payable for Short Sales(3)
	Information Technology (2.1)%
FOB	Booz Allen Hamilton Holding Corp.	122,000	$(4,332)	$(3,991)
GSC	CSRA, Inc.	60,000	(1,943)	(1,905)
	Leidos Holdings, Inc.	61,000	(3,196)	(3,164)
FOB	Science Applications International Corp.	40,000	(2,897)	(2,777)

			(12,368)	(11,837)

	Total United States		(68,411)	(66,501)

	Total Common Stocks		(90,271)	(89,702)

	Exchange-Traded Funds (1.4)%
	United States (1.4)%
	VanEck Vectors Semiconductor ETF	75,000	(5,024)	(6,140)
GSC	Technology Select Sector SPDR Fund	35,000	(1,635)	(1,915)

	Total Exchange-Traded Funds		(6,659)	(8,055)

	Preferred Stocks 0.0%
	United Kingdom 0.0%
	Industrials 0.0%
	Rolls Royce Group PLC ‘C’	1,584,529	(2)	(2)

	Total Preferred Stocks		(2)	(2)

Total Short Sales (17.6)%			$(96,932)	$(97,759)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
SSB	$8,167	$0	$0	$0	$8,167	$(8,333)	$(166)

Prime Brokerage Agreement
FOB	0	0	0	(40,347)	(40,347)	49,266	8,919
GSC	0	0	0	(57,412)	(57,412)	69,967	12,555

Total Borrowings and Other Financing Transactions	$8,167	$0	$0	$(97,759)

(g)	Securities with an aggregate market value of $20,456 and cash of $98,777 have been pledged as collateral as of June 30, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)	Payable for short sales includes $235 of dividends payable.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	09/2017	114	$(13,799)	$44	$0	$(5)
Russell 2000 Mini Index September Futures	09/2017	234	(16,547)	(76)	43	0

				$(32)	$43	$(5)

Total Futures Contracts				$(32)	$43	$(5)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	39

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
							Asset	Liability
CDX.HY-27 5-Year Index	5.000%	12/21/2021	$49,500	$(3,137)	$(660)	$(3,797)	$0	$(107)

Total Swap Agreements				$(3,137)	$(660)	$(3,797)	$0	$(107)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$43	$0	$43	$0	$(5)	$(107)	$(112)

(h)	Securities with an aggregate market value of $1,844 and cash of $1,131 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2017	GBP	1,805		$2,320	$0	$(31)
BPS	07/2017	CAD	32,771		24,351	0	(919)
	07/2017	EUR	427		486	0	(2)
	08/2017		$486	EUR	427	2	0
CBK	07/2017	BRL	7,551		$2,296	17	0
	07/2017		$2,282	BRL	7,551	0	(3)
DUB	07/2017	BRL	7,527		$2,275	3	0
	07/2017		$2,319	BRL	7,527	0	(47)
FBF	07/2017	CHF	8,480		$8,702	0	(141)
JPM	07/2017		$25,000	CAD	32,771	270	0
	07/2017		480	EUR	427	8	0
	08/2017	CAD	32,771		$25,014	0	(270)
RBC	07/2017		$8,830	CHF	8,480	13	0
	08/2017	CHF	8,480		$8,846	0	(13)
UAG	07/2017		$2,313	GBP	1,805	38	0
	08/2017	GBP	1,805		$2,315	0	(38)

Total Forward Foreign Currency Contracts						$351	$(1,464)

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(1)
BOA	$0	$0	$0	$0	$(31)	$0	$0	$(31)	$(31)	$0	$(31)
BPS	2	0	0	2	(921)	0	0	(921)	(919)	746	(173)
CBK	17	0	0	17	(3)	0	0	(3)	14	0	14
DUB	3	0	0	3	(47)	0	0	(47)	(44)	0	(44)
FBF	0	0	0	0	(141)	0	0	(141)	(141)	0	(141)
JPM	278	0	0	278	(270)	0	0	(270)	8	0	8
RBC	13	0	0	13	(13)	0	0	(13)	0	0	0
UAG	38	0	0	38	(38)	0	0	(38)	0	0	0

Total Over the Counter	$351	$0	$0	$351	$(1,464)	$0	$0	$(1,464)

(j)	Securities with an aggregate market value of $746 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$43	$0	$0	$43

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$351	$0	$351

	$0	$0	$43	$351	$0	$394

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$5	$0	$0	$5
Swap Agreements	0	107	0	0	0	107

	$0	$107	$5	$0	$0	$112

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,464	$0	$1,464

	$0	$107	$5	$1,464	$0	$1,576

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(2,574)	$0	$0	$(2,574)
Swap Agreements	0	(699)	0	0	(1)	(700)

	$0	$(699)	$(2,574)	$0	$(1)	$(3,274)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$458	$0	$458

	$0	$(699)	$(2,574)	$458	$(1)	$(2,816)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	41

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

June 30, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(32)	$0	$0	$(32)
Swap Agreements	0	(660)	0	0	0	(660)

	$0	$(660)	$(32)	$0	$0	$(692)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(384)	$0	$(384)

	$0	$(660)	$(32)	$(384)	$0	$(1,076)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Common Stocks
Canada
Energy	$23,840	$0	$0	$23,840
Utilities	11,071	0	0	11,071
Ireland
Health Care	8,875	0	0	8,875
Switzerland
Health Care	0	15,582	0	15,582
United States
Consumer Discretionary	56,767	0	0	56,767
Consumer Staples	12,306	0	0	12,306
Energy	35,348	0	0	35,348
Financials	60,778	0	0	60,778
Health Care	32,942	0	0	32,942
Industrials	52,077	0	0	52,077
Information Technology	47,170	0	0	47,170
U.S. Treasury Obligations
United States	0	3,206	0	3,206
Short-Term Instruments
Repurchase Agreements	0	8,167	0	8,167
U.S. Treasury Bills	0	15,081	0	15,081

	$341,174	$42,036	$0	$383,210

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$166,968	$0	$0	$166,968

Total Investments	$508,142	$42,036	$0	$550,178

Short Sales, at Value - Liabilities
Brazil
Industrials	$(1,645)	$0	$0	$(1,645)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Canada
Energy	$(4,780)	$0	$0	$(4,780)
Industrials	(5,644)	0	0	(5,644)
France
Consumer Discretionary	0	(2,682)	0	(2,682)
Switzerland
Information Technology	0	(3,496)	0	(3,496)
United Kingdom
Consumer Discretionary	0	(1,292)	0	(1,292)
Industrials	(2)	(3,662)	0	(3,664)
United States
Consumer Discretionary	(3,702)	0	0	(3,702)
Consumer Staples	(9,411)	0	0	(9,411)
Energy	(9,882)	0	0	(9,882)
Financials	(15,732)	0	0	(15,732)
Health Care	(5,381)	0	0	(5,381)
Industrials	(10,557)	0	0	(10,557)
Information Technology	(19,891)	0	0	(19,891)

	$(86,627)	$(11,132)	$0	$(97,759)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	43	0	0	43
Over the counter	0	351	0	351

	$43	$351	$0	$394

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(112)	0	0	(112)
Over the counter	0	(1,464)	0	(1,464)

	$(112)	$(1,464)	$0	$(1,576)

Total Financial Derivative Instruments	$(69)	$(1,113)	$0	$(1,182)

Totals	$421,446	$29,791	$0	$451,237

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

42	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

June 30, 2017

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Effective June 16, 2016, Research Affiliates, LLC (“Research Affiliates”) serves as the interim sub-adviser with respect to the equity portion of the PIMCO Dividend and Income Fund. Effective June 16, 2016, PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) on an interim basis to implement the equity portion of the PIMCO Dividend and Income Fund’s investment strategies. On August 26, 2016, the Fund’s shareholders approved definitive agreements retaining Research Affiliates and Parametric as sub-adviser and portfolio implementer, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

ANNUAL REPORT	JUNE 30, 2017	43

Notes to Financial Statements (Cont.)

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Dividend and Income Fund	Quarterly	Quarterly
PIMCO EqS® Long/Short Fund	Annually	Annually

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain

44	PIMCO EQUITY SERIES

June 30, 2017

relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of

ANNUAL REPORT	JUNE 30, 2017	45

Notes to Financial Statements (Cont.)

Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities,

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that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last

ANNUAL REPORT	JUNE 30, 2017	47

Notes to Financial Statements (Cont.)

reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Dividend and Income Fund	$7,674	$79,717	$(84,600)	$(1)	$(1)	$2,789	$16	$0
PIMCO EqS® Long/Short Fund	252,193	636,845	(722,100)	58	(28)	166,968	1,645	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of June 30, 2017, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Real Estate Investment Trusts (“REITs”)  Certain Funds may invest in REITs, which are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To-Be-Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and

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delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is

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Notes to Financial Statements (Cont.)

“against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the

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option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty. To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to

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Notes to Financial Statements (Cont.)

OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a

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credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi)  basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. Moreover, a Fund may use a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter), which may expose the Fund to higher portfolio turnover, increased trading costs and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Also, securities purchased to capture a dividend often decline in value at the time of sale (i.e., shortly following the dividend) and the resulting realized loss to the Fund may exceed the amount of the dividend received, thereby negatively impacting the Fund’s net asset value.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current

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economic conditions, interest rates are near historically low levels. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact a Fund’s liquidity and net asset value. Such transactions may also increase a Fund’s transaction costs or otherwise cause a Fund to perform differently than intended. Moreover, the Funds are subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Model Risk  In making investment allocation decisions, Research Affiliates LLC (the “Sub-Adviser”) may utilize quantitative models that may be proprietary or developed by third-parties. These models are used by the Sub-Adviser to help determine a Fund’s investment allocation decisions. Investment models used in making investment allocation decisions may not adequately take into account certain factors and may result in a decline in the value of your investment. Models rely on accurate financial and market data inputs. If inaccurate data is entered into a model, the resulting information will be incorrect. In addition, the models used may be predictive in nature and such models may result in an incorrect assessment of future events. The

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models evaluate securities or securities markets based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

8. MASTER ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund

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Notes to Financial Statements (Cont.)

with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Class D	Class A	Class C
PIMCO Dividend and Income Fund	0.49%	0.30%	0.40%	0.40%	0.40%	0.40%
PIMCO EqS® Long/Short Fund	1.04%	0.45%	0.55%	0.55%	0.55%	0.55%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Class D	—	0.25%
Class A	—	0.25%
Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2017, the Distributor retained $83,117 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of

58	PIMCO EQUITY SERIES

June 30, 2017

various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual funds operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse the Funds, to the extent that each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Waiver Agreement, PIMCO previously contractually agreed to reduce its Advisory Fee for the PIMCO Dividend and Income Fund. Effective June 16, 2016, this contractual agreement has been terminated. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at June 30, 2017, were as follows (amounts in thousands):

	Expiring within
Fund Name	12 months	13 - 24 months	25 - 36 months	Total
PIMCO Dividend and Income Fund	$1,483	$1,078	$54	$2,615
PIMCO EqS® Long/Short Fund	66	88	94	248

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2017,

the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Dividend and Income Fund	$1,760	$9,837

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may

ANNUAL REPORT	JUNE 30, 2017	59

Notes to Financial Statements (Cont.)

be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO Dividend and Income Fund	$246,080	$221,489	$105,167	$233,886
PIMCO EqS® Long/Short Fund	3,200	3,203	1,230,240	1,533,595

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dividend and Income Fund				PIMCO EqS® Long/Short Fund
	Year Ended 06/30/2017		Year Ended 06/30/2016		Year Ended 06/30/2017		Year Ended 06/30/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	481	$5,077	1,999	$19,199	7,197	$85,903	18,899	$220,296
Class P	1,301	13,940	2,499	27,174	3,787	44,711	20,667	242,511
Class D	239	2,512	702	7,868	1,894	22,459	3,190	37,157
Class A	2,502	26,751	4,205	46,505	1,094	12,795	5,433	63,329
Class C	1,240	13,111	4,077	44,242	733	8,292	4,981	56,809
Class R	0	0	2 ^	15 ^	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	49	525	426	4,233	729	8,346	218	2,550
Class P	29	313	564	5,610	693	7,887	263	3,072
Class D	14	153	271	2,689	169	1,907	55	640
Class A	207	2,207	2,181	21,595	485	5,471	152	1,763
Class C	134	1,419	2,223	21,928	484	5,287	161	1,820
Class R	0	0	2 ^	22 ^	0	0	0	0
Cost of shares redeemed
Institutional Class	(1,652)	(17,251)	(4,804)	(50,731)	(13,394)	(159,365)	(23,144)	(271,801)
Class P	(2,530)	(26,477)	(13,443)	(141,787)	(14,564)	(171,916)	(16,702)	(193,796)
Class D	(590)	(6,226)	(3,248)	(33,913)	(3,606)	(41,959)	(1,558)	(18,122)
Class A	(6,527)	(68,337)	(13,604)	(140,011)	(7,030)	(81,866)	(7,254)	(84,522)
Class C	(8,358)	(87,665)	(15,791)	(162,722)	(6,340)	(71,525)	(4,195)	(47,471)
Class R	0	0	(27)^	(249)^	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(13,461)	$(139,948)	(31,766)	$(328,333)	(27,669)	$(323,573)	1,166	$14,235

^	Class R Shares liquidated at the close of business on January 22, 2016.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute

60	PIMCO EQUITY SERIES

June 30, 2017

all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Dividend and Income Fund	$1,864	$0	$22,503	$(57)	$(120,258)	$0	$0
PIMCO EqS® Long/Short Fund	11,006	16,804	23,168	(35)	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, forward contracts, short dividend expenditures, Lehman adjustments, passive foreign investment companies (PFICs) and convertible preferred stock for federal income tax purposes. Also adjusted for differences between book and tax realized, partnership adjustments, and unrealized gain/loss on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals, and organizational expenditure.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through June 30, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through June 30, 2017 and Ordinary losses realized during the period January 1, 2017 through June 30, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Dividend and Income Fund	$66,361	$53,897
PIMCO EqS® Long/Short Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Dividend and Income Fund	$327,563	$33,092	$(10,445)	$22,647
PIMCO EqS® Long/Short Fund	525,987	27,620	(3,429)	24,191

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, short dividend expenditures, Lehman adjustments, passive foreign investment companies (PFICs), partnership adjustments and convertible preferred stock.

ANNUAL REPORT	JUNE 30, 2017	61

Notes to Financial Statements (Cont.)

June 30, 2017

For the fiscal years ended June 30, 2017 and June 30, 2016, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2017			June 30, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Dividend and Income Fund	$5,501	$0	$0	$29,712	$38,301	$0
PIMCO EqS® Long/Short Fund	27,119	1,845	0	2	9,887	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

62	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of the PIMCO Dividend and Income Fund and PIMCO EqS® Long/Short Fund

In our opinion, the (i) accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the PIMCO EqS® Long/Short Fund as of June 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and (ii) accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Dividend and Income Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, (two of the funds constituting the PIMCO Equity Series®, hereafter referred to as the “Funds”), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 24, 2017

ANNUAL REPORT	JUNE 30, 2017	63

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD BOA BPG BPS BRC CBK DUB FBF	Australia and New Zealand Banking Group Bank of America N.A. BNP Paribas Securities Corp. BNP Paribas S.A. Barclays Bank PLC Citibank N.A. Deutsche Bank AG Credit Suisse International	FOB GLM GSC GST HUS IND JPM	Credit Suisse Securities (USA) LLC Goldman Sachs Bank USA Goldman Sachs & Co. Goldman Sachs International HSBC Bank USA N.A. Crédit Agricole Corporate and Investment Bank S.A. JPMorgan Chase Bank N.A.	MYC NGF RBC SCX SSB UAG MSC	Morgan Stanley Capital Services, Inc. Nomura Global Financial Products, Inc. Royal Bank of Canada Standard Chartered Bank State Street Bank and Trust Co. UBS AG Stamford Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD BRL CAD CHF DKK	Australian Dollar Brazilian Real Canadian Dollar Swiss Franc Danish Krone	EUR GBP JPY MXN PEN	Euro British Pound Japanese Yen Mexican Peso Peruvian New Sol	RUB TRY USD (or $) ZAR	Russian Ruble Turkish New Lira United States Dollar South African Rand

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:
ADR BABs BBR BBSW CLO	American Depositary Receipt Build America Bonds Bank Bill Rate Bank Bill Swap Reference Rate Collateralized Loan Obligation	EURIBOR JIBAR LIBOR SP - ADR	Euro Interbank Offered Rate Johannesburg Interbank Agreed Rate London Interbank Offered Rate Sponsored American Depositary Receipt	SPDR TBA TBD% TIIE	Standard & Poor’s Depositary Receipts To-Be-Announced Interest rate to be determined when loan settles Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

64	PIMCO EQUITY SERIES

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2017 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2017 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Dividend and Income Fund	68.97%	100.00%	$2,784	$0
PIMCO EqS® Long/Short Fund	12.86%	18.17%	17,000	10,118

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Foreign Taxes.  The Funds’ have made an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid. Shareholders will receive more detailed information along with their Form 1099-DIV.

	Foreign Source Income	Foreign Taxes Pass Through
PIMCO Dividend and Income Fund	$6,613,214	$603,498
PIMCO EqS® Long/Short Fund	0	0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	JUNE 30, 2017	65

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	163	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Independent Trustees

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	163	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	163	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	02/2016 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	163	Trustee, PIMCO Equity Series VIT; Lead Independent Trustee, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2017.
[1]	Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

66	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director, Chief Administrative Officer and Co-Chief Operating Officer PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2017.

ANNUAL REPORT	JUNE 30, 2017	67

Management of the Trust (Cont.)

(Unaudited)

†

The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

68	PIMCO EQUITY SERIES

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms

ANNUAL REPORT	JUNE 30, 2017	69

Privacy Policy1 (Cont.)

(Unaudited)

engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

70	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES3001AR_063017

PIMCO Equity Series®

Annual Report

June 30, 2017

PIMCO REALPATH® Blend 2020 Fund

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

PIMCO REALPATH® Blend Income Fund

Share Classes

∎	Institutional
∎	Administrative
∎	A

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		26
Financial Highlights		28
Statements of Assets and Liabilities		34
Statements of Operations		38
Statements of Changes in Net Assets		40
Notes to Financial Statements		69
Report of Independent Registered Public Accounting Firm		89
Glossary		90
Federal Income Tax Information		91
Management of the Trust		92
Privacy Policy		95

Fund	Fund Summary	Schedule of Investments

PIMCO REALPATH® Blend 2020 Fund	8	42
PIMCO REALPATH® Blend 2025 Fund	10	45
PIMCO REALPATH® Blend 2030 Fund	12	48
PIMCO REALPATH® Blend 2035 Fund	14	51
PIMCO REALPATH® Blend 2040 Fund	16	54
PIMCO REALPATH® Blend 2045 Fund	18	57
PIMCO REALPATH® Blend 2050 Fund	20	60
PIMCO REALPATH® Blend 2055 Fund	22	63
PIMCO REALPATH® Blend Income Fund	24	66

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series covering the twelve-month reporting period ended June 30, 2017. The following pages contain specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

Highlights of the financial markets during the twelve-month reporting period include:

∎

The outcome of Brexit in June 2016, whereby U.K. voters opted to leave the European Union, prompted market volatility to rise, sovereign yields to rally significantly, and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the global economy as stable and expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

∎

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks were featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. In December, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50% to 0.75%. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market (“EM”) assets continued to gain over this period.

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Fed to continue on its path towards policy normalization, and led the Fed to raise the Federal Funds Rate again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and EM assets strengthened.

∎

Global developed market equities experienced strong performance amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty. International equity markets (developed ex-U.S.), as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 23.50% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 20.27% over the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.90%. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 31.03% over the reporting period and European equities, as represented by the MSCI Europe Index in EUR, returned 17.96% over the reporting period.

∎

EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 23.75% over the reporting period. Emerging markets benefited from an improvement in global conditions and a stabilization of macro fundamentals despite a decline in commodity prices. A more dovish Federal Reserve, lower-for-longer

2	PIMCO EQUITY SERIES

global central bank policy and an orderly rebalancing in China along with a return to growth in select countries and improving current accounts contributed to strong performance for EM equities.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, declined 2.32% for the reporting period. Yields across the U.S. Treasury yield curve rose in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, up from 1.49% on June 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.31% for the reporting period.

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series August 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2017	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company.

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended, equity securities, fixed income instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Funds may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of certain funds, and fixed income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that management will anticipate such movement accurately.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Interest rates in the U.S. are at or near historically low levels. As such, funds that invest in fixed income securities may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, new / small fund risk, equity risk, value investing risk, interest rate risk, call risk, credit risk, high yield and distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging market risk, sovereign debt risk, currency risk, leveraging risk, small-cap and mid-cap company risk, management risk, short sale risk, tax risk, subsidiary risk, arbitrage risk, and convertible securities risk. A complete description of these risks is contained in the Funds’ prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve

4	PIMCO EQUITY SERIES

certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility of the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets.

For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

The value of an equity security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders. In addition, during certain market conditions, the equity securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. A Fund may invest a significant portion of its assets in value stocks. Value stocks may perform differently from other types of stocks and the market as a whole. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The PIMCO REALPATH® Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO REALPATH® Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the REALPATH® Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO REALPATH® Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Blend Fund’s name.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual

ANNUAL REPORT	JUNE 30, 2017	5

Important Information About the Funds (cont.)

performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Administrative Class	Class D	Class A	Class R	Diversification Status
PIMCO REALPATH® Blend 2020 Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2025 Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2030 Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2035 Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2040 Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2045 Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2050 Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2055 Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified
PIMCO REALPATH® Blend Income Fund	12/31/14	12/31/14	12/31/14	—	12/31/14	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2017	7

PIMCO REALPATH® Blend 2020 Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2020 Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2020 Fund Institutional Class	9.33%	4.86%
PIMCO REALPATH® Blend 2020 Fund Administrative Class	9.06%	4.58%
PIMCO REALPATH® Blend 2020 Fund Class A	8.73%	4.34%
PIMCO REALPATH® Blend 2020 Fund Class A (adjusted)	2.72%	2.01%
S&P Target Date 2020 Index±	9.84%	5.30%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.39% for the Institutional Class shares, 0.64% for the Administrative Class shares and 0.89% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

8	PIMCO EQUITY SERIES

Institutional Class - PBZNX	Administrative Class - PBZDX	Class A - PBZAX

Top 10 Holdings as of 06/30/20171§

Vanguard 500 Index Fund ‘Admiral’	24.6%
Vanguard Developed Markets Index Fund ‘Admiral’	13.2%
PIMCO Income Fund	11.8%
PIMCO Total Return Fund	7.3%
PIMCO Real Return Fund	7.3%
PIMCO Real Return Asset Fund	6.6%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	5.2%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	4.5%
PIMCO High Yield Fund	4.5%
PIMCO Long-Term Credit Fund	3.3%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed market ex-U.S. equities benefited absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

ANNUAL REPORT	JUNE 30, 2017	9

PIMCO REALPATH® Blend 2025 Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2025 Fund Institutional Class	10.33%	5.05%
PIMCO REALPATH® Blend 2025 Fund Administrative Class	9.98%	4.76%
PIMCO REALPATH® Blend 2025 Fund Class A	9.85%	4.53%
PIMCO REALPATH® Blend 2025 Fund Class A (adjusted)	3.84%	2.19%
S&P Target Date 2025 Index±	11.26%	5.78%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.35% for the Institutional Class shares, 0.60% for the Administrative Class shares and 0.85% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings as of 06/30/20171§

Vanguard 500 Index Fund ‘Admiral’	29.0%
Vanguard Developed Markets Index Fund ‘Admiral’	15.5%
PIMCO Income Fund	9.1%
PIMCO Real Return Asset Fund	7.4%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	6.2%
PIMCO Total Return Fund	5.1%
PIMCO High Yield Fund	4.0%
PIMCO Long Duration Total Return Fund	3.7%
PIMCO Long-Term Credit Fund	3.7%
PIMCO Real Return Fund	3.6%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed market ex-U.S. equities benefited absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

ANNUAL REPORT	JUNE 30, 2017	11

PIMCO REALPATH® Blend 2030 Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2030 Fund Institutional Class	12.20%	5.63%
PIMCO REALPATH® Blend 2030 Fund Administrative Class	11.76%	5.34%
PIMCO REALPATH® Blend 2030 Fund Class A	11.64%	5.10%
PIMCO REALPATH® Blend 2030 Fund Class A (adjusted)	5.54%	2.75%
S&P Target Date 2030 Index±	12.55%	6.20%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.32% for the Institutional Class shares, 0.57% for the Administrative Class shares and 0.82% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

12	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings as of 06/30/20171§

Vanguard 500 Index Fund ‘Admiral’	33.4%
Vanguard Developed Markets Index Fund ‘Admiral’	17.7%
PIMCO Income Fund	7.9%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	7.2%
PIMCO Real Return Asset Fund	5.9%
PIMCO High Yield Fund	4.0%
Vanguard Small-Cap Index Fund ‘Admiral’	3.9%
PIMCO Total Return Fund	3.9%
PIMCO Long Duration Total Return Fund	3.1%
PIMCO Long-Term Credit Fund	3.0%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed market ex-U.S. equities benefited absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

ANNUAL REPORT	JUNE 30, 2017	13

PIMCO REALPATH® Blend 2035 Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2035 Fund Institutional Class	13.29%	5.77%
PIMCO REALPATH® Blend 2035 Fund Administrative Class	13.01%	5.49%
PIMCO REALPATH® Blend 2035 Fund Class A	12.66%	5.25%
PIMCO REALPATH® Blend 2035 Fund Class A (adjusted)	6.42%	2.90%
S&P Target Date 2035 Index±	13.85%	6.61%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.28% for the Institutional Class shares, 0.53% for the Administrative Class shares and 0.78% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

14	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top 10 Holdings as of 06/30/20171§

Vanguard 500 Index Fund ‘Admiral’	37.3%
Vanguard Developed Markets Index Fund ‘Admiral’	19.5%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	8.0%
PIMCO Income Fund	6.8%
Vanguard Small-Cap Index Fund ‘Admiral’	4.3%
PIMCO High Yield Fund	3.9%
PIMCO Real Return Asset Fund	3.5%
PIMCO Total Return Fund	2.9%
PIMCO Long Duration Total Return Fund	2.3%
PIMCO Long-Term Credit Fund	2.3%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed market ex-U.S. equities benefited absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

ANNUAL REPORT	JUNE 30, 2017	15

PIMCO REALPATH® Blend 2040 Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2040 Fund Institutional Class	13.73%	5.99%
PIMCO REALPATH® Blend 2040 Fund Administrative Class	13.48%	5.71%
PIMCO REALPATH® Blend 2040 Fund Class A	13.24%	5.47%
PIMCO REALPATH® Blend 2040 Fund Class A (adjusted)	7.03%	3.12%
S&P Target Date 2040 Index±	14.77%	6.90%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.25% for the Institutional Class shares, 0.50% for the Administrative Class shares and 0.75% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

16	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top 10 Holdings as of 06/30/20171§

Vanguard 500 Index Fund ‘Admiral’	40.3%
Vanguard Developed Markets Index Fund ‘Admiral’	20.9%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	8.8%
PIMCO Income Fund	5.5%
Vanguard Small-Cap Index Fund ‘Admiral’	4.5%
PIMCO High Yield Fund	3.5%
PIMCO Real Return Asset Fund	2.4%
PIMCO Total Return Fund	1.9%
PIMCO Emerging Local Bond Fund	1.8%
PIMCO Long-Term Credit Fund	1.8%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed market ex-U.S. equities benefited absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

ANNUAL REPORT	JUNE 30, 2017	17

PIMCO REALPATH® Blend 2045 Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2045 Fund Institutional Class	14.12%	5.87%
PIMCO REALPATH® Blend 2045 Fund Administrative Class	13.77%	5.60%
PIMCO REALPATH® Blend 2045 Fund Class A	13.50%	5.35%
PIMCO REALPATH® Blend 2045 Fund Class A (adjusted)	7.27%	3.00%
S&P Target Date 2045 Index±	15.52%	7.12%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.23% for the Institutional Class shares, 0.48% for the Administrative Class shares and 0.73% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

18	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top 10 Holdings as of 06/30/20171§

Vanguard 500 Index Fund ‘Admiral’	41.9%
Vanguard Developed Markets Index Fund ‘Admiral’	21.6%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	9.1%
Vanguard Small-Cap Index Fund ‘Admiral’	4.9%
PIMCO Income Fund	4.1%
PIMCO High Yield Fund	2.9%
PIMCO Real Return Asset Fund	2.1%
PIMCO Emerging Local Bond Fund	1.5%
PIMCO Long Duration Total Return Fund	1.2%
PIMCO Long-Term Credit Fund	1.2%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed market ex-U.S. equities benefited absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

ANNUAL REPORT	JUNE 30, 2017	19

PIMCO REALPATH® Blend 2050 Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2050 Fund Institutional Class	14.40%	6.04%
PIMCO REALPATH® Blend 2050 Fund Administrative Class	14.05%	5.74%
PIMCO REALPATH® Blend 2050 Fund Class A	13.74%	5.46%
PIMCO REALPATH® Blend 2050 Fund Class A (adjusted)	7.48%	3.11%
S&P Target Date 2050 Index±	16.24%	7.33%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.21% for the Institutional Class shares, 0.46% for the Administrative Class shares and 0.71% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

20	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top 10 Holdings as of 06/30/20171§

Vanguard 500 Index Fund ‘Admiral’	42.7%
Vanguard Developed Markets Index Fund ‘Admiral’	21.8%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	9.3%
Vanguard Small-Cap Index Fund ‘Admiral’	5.1%
PIMCO Income Fund	3.6%
PIMCO High Yield Fund	2.8%
PIMCO Real Return Asset Fund	1.9%
PIMCO Emerging Local Bond Fund	1.4%
PIMCO Real Return Fund	1.1%
PIMCO Long-Term Credit Fund	1.0%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed market ex-U.S. equities benefited absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

ANNUAL REPORT	JUNE 30, 2017	21

PIMCO REALPATH® Blend 2055 Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2055 Fund Institutional Class	14.35%	5.98%
PIMCO REALPATH® Blend 2055 Fund Administrative Class	14.11%	5.72%
PIMCO REALPATH® Blend 2055 Fund Class A	13.62%	5.39%
PIMCO REALPATH® Blend 2055 Fund Class A (adjusted)	7.37%	3.04%
S&P Target Date 2055+ Index±	16.72%	7.44%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.21% for the Institutional Class shares, 0.46% for the Administrative Class shares and 0.71% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

22	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top 10 Holdings as of 06/30/20171§

Vanguard 500 Index Fund ‘Admiral’	43.0%
Vanguard Developed Markets Index Fund ‘Admiral’	22.0%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	9.3%
Vanguard Small-Cap Index Fund ‘Admiral’	5.1%
PIMCO Income Fund	3.8%
PIMCO High Yield Fund	2.8%
PIMCO Real Return Asset Fund	2.0%
PIMCO Emerging Local Bond Fund	1.3%
PIMCO Real Return Fund	1.1%
PIMCO Long Duration Total Return Fund	1.0%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed market ex-U.S. equities benefited absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

ANNUAL REPORT	JUNE 30, 2017	23

PIMCO REALPATH® Blend Income Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017
	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend Income Fund Institutional Class	8.85%	4.82%
PIMCO REALPATH® Blend Income Fund Administrative Class	8.71%	4.58%
PIMCO REALPATH® Blend Income Fund Class A	8.39%	4.31%
PIMCO REALPATH® Blend Income Fund Class A (adjusted)	2.39%	1.98%
S&P Target Date Retirement Income Index±	4.95%	3.52%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.39% for the Institutional Class shares, 0.64% for the Administrative Class shares and 0.89% for the Class A shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

24	PIMCO EQUITY SERIES

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings as of 06/30/20171§

Vanguard 500 Index Fund ‘Admiral’	22.3%
PIMCO Income Fund	14.0%
Vanguard Developed Markets Index Fund ‘Admiral’	11.9%
PIMCO Real Return Fund	10.2%
PIMCO Total Return Fund	8.7%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	6.3%
PIMCO Real Return Asset Fund	5.3%
PIMCO High Yield Fund	5.2%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	4.6%
Vanguard Small-Cap Index Fund ‘Admiral’	2.6%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities benefited absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit benefited absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to developed market ex-U.S. equities benefited absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities benefited absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities benefited absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-term Treasuries detracted from absolute performance, as long-term Treasuries posted negative returns.

ANNUAL REPORT	JUNE 30, 2017	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO REALPATH® Blend 2020 Fund
Institutional Class	$1,000.00	$1,065.40	$0.20	$1,000.00	$1,024.60	$0.20	0.04%
Administrative Class	1,000.00	1,064.20	1.48	1,000.00	1,023.36	1.45	0.29
Class A	1,000.00	1,062.20	2.76	1,000.00	1,022.12	2.71	0.54
PIMCO REALPATH® Blend 2025 Fund
Institutional Class	$1,000.00	$1,072.90	$0.21	$1,000.00	$1,024.60	$0.20	0.04%
Administrative Class	1,000.00	1,070.90	1.49	1,000.00	1,023.36	1.45	0.29
Class A	1,000.00	1,069.70	2.77	1,000.00	1,022.12	2.71	0.54
PIMCO REALPATH® Blend 2030 Fund
Institutional Class	$1,000.00	$1,080.00	$0.26	$1,000.00	$1,024.55	$0.25	0.05%
Administrative Class	1,000.00	1,077.90	1.55	1,000.00	1,023.31	1.51	0.30
Class A	1,000.00	1,078.00	2.83	1,000.00	1,022.07	2.76	0.55
PIMCO REALPATH® Blend 2035 Fund
Institutional Class	$1,000.00	$1,084.70	$0.31	$1,000.00	$1,024.50	$0.30	0.06%
Administrative Class	1,000.00	1,084.30	1.60	1,000.00	1,023.26	1.56	0.31
Class A	1,000.00	1,082.10	2.89	1,000.00	1,022.02	2.81	0.56

26	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO REALPATH® Blend 2040 Fund
Institutional Class	$1,000.00	$1,089.00	$0.31	$1,000.00	$1,024.50	$0.30	0.06%
Administrative Class	1,000.00	1,086.80	1.60	1,000.00	1,023.26	1.56	0.31
Class A	1,000.00	1,085.80	2.90	1,000.00	1,022.02	2.81	0.56
PIMCO REALPATH® Blend 2045 Fund
Institutional Class	$1,000.00	$1,091.40	$0.31	$1,000.00	$1,024.50	$0.30	0.06%
Administrative Class	1,000.00	1,090.30	1.61	1,000.00	1,023.26	1.56	0.31
Class A	1,000.00	1,089.20	2.90	1,000.00	1,022.02	2.81	0.56
PIMCO REALPATH® Blend 2050 Fund
Institutional Class	$1,000.00	$1,092.90	$0.31	$1,000.00	$1,024.50	$0.30	0.06%
Administrative Class	1,000.00	1,090.90	1.61	1,000.00	1,023.26	1.56	0.31
Class A	1,000.00	1,089.10	2.90	1,000.00	1,022.02	2.81	0.56
PIMCO REALPATH® Blend 2055 Fund
Institutional Class	$1,000.00	$1,092.30	$0.31	$1,000.00	$1,024.50	$0.30	0.06%
Administrative Class	1,000.00	1,091.00	1.61	1,000.00	1,023.26	1.56	0.31
Class A	1,000.00	1,089.20	2.90	1,000.00	1,022.02	2.81	0.56
PIMCO REALPATH® Blend Income Fund
Institutional Class	$1,000.00	$1,061.10	$0.20	$1,000.00	$1,024.60	$0.20	0.04%
Administrative Class	1,000.00	1,060.00	1.48	1,000.00	1,023.36	1.45	0.29
Class A	1,000.00	1,058.00	2.76	1,000.00	1,022.12	2.71	0.54

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	27

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2020 Fund
Institutional Class
06/30/2017	$9.90	$0.31	$0.60	$0.91	$(0.23)	$0.00	$0.00	$(0.23)
06/30/2016	9.97	0.32	(0.06)	0.26	(0.31)	(0.02)	0.00	(0.33)
12/31/2014 - 06/30/2015	10.00	0.11	(0.09)	0.02	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2017	9.90	0.27	0.62	0.89	(0.21)	0.00	0.00	(0.21)
06/30/2016	9.97	0.29	(0.06)	0.23	(0.28)	(0.02)	0.00	(0.30)
12/31/2014 - 06/30/2015	10.00	0.10	(0.09)	0.01	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2017	9.91	0.33	0.53	0.86	(0.20)	0.00	0.00	(0.20)
06/30/2016	9.97	0.27	(0.06)	0.21	(0.25)	(0.02)	0.00	(0.27)
12/31/2014 - 06/30/2015	10.00	0.09	(0.09)	0.00	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2025 Fund
Institutional Class
06/30/2017	$9.85	$0.30	$0.70	$1.00	$(0.22)	$0.00	$0.00	$(0.22)
06/30/2016	9.99	0.32	(0.12)	0.20	(0.32)	(0.02)	0.00	(0.34)
12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2017	9.85	0.28	0.69	0.97	(0.20)	0.00	0.00	(0.20)
06/30/2016	9.99	0.28	(0.11)	0.17	(0.29)	(0.02)	0.00	(0.31)
12/31/2014 - 06/30/2015	10.00	0.11	(0.08)	0.03	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2017	9.85	0.32	0.64	0.96	(0.19)	0.00	0.00	(0.19)
06/30/2016	9.99	0.24	(0.10)	0.14	(0.26)	(0.02)	0.00	(0.28)
12/31/2014 - 06/30/2015	10.00	0.10	(0.08)	0.02	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2030 Fund
Institutional Class
06/30/2017	$9.87	$0.31	$0.88	$1.19	$(0.25)	$0.00	$0.00	$(0.25)
06/30/2016	10.00	0.31	(0.16)	0.15	(0.25)	(0.03)	0.00	(0.28)
12/31/2014 - 06/30/2015	10.00	0.13	(0.08)	0.05	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2017	9.88	0.29	0.85	1.14	(0.22)	0.00	0.00	(0.22)
06/30/2016	10.00	0.29	(0.15)	0.14	(0.23)	(0.03)	0.00	(0.26)
12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2017	9.87	0.33	0.80	1.13	(0.22)	0.00	0.00	(0.22)
06/30/2016	10.00	0.26	(0.16)	0.10	(0.20)	(0.03)	0.00	(0.23)
12/31/2014 - 06/30/2015	10.00	0.10	(0.07)	0.03	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2035 Fund
Institutional Class
06/30/2017	$9.83	$0.31	$0.98	$1.29	$(0.21)	$0.00	$0.00	$(0.21)
06/30/2016	10.04	0.29	(0.24)	0.05	(0.23)	(0.03)	0.00	(0.26)
12/31/2014 - 06/30/2015	10.00	0.13	(0.04)	0.09	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2017	9.83	0.25	1.01	1.26	(0.18)	0.00	0.00	(0.18)
06/30/2016	10.04	0.26	(0.24)	0.02	(0.20)	(0.03)	0.00	(0.23)
12/31/2014 - 06/30/2015	10.00	0.11	(0.03)	0.08	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2017	9.88	0.32	0.92	1.24	(0.18)	0.00	0.00	(0.18)
06/30/2016	10.03	0.20	(0.19)	0.01	(0.13)	(0.03)	0.00	(0.16)
12/31/2014 - 06/30/2015	10.00	0.12	(0.05)	0.07	(0.04)	0.00	0.00	(0.04)

28	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.58	9.33%	$8,511	0.04%		0.05%		0.04%		0.05%		2.97%		36%
9.90	2.77	4,152	0.03		0.03		0.03		0.03		3.28		45
9.97	0.19	3,007	0.03	*	0.57	*	0.03	*	0.57	*	2.20	*	5

10.58	9.06	11	0.29		0.30		0.29		0.30		2.63		36
9.90	2.45	10	0.28		0.28		0.28		0.28		3.01		45
9.97	0.08	10	0.28	*	0.82	*	0.28	*	0.82	*	1.92	*	5

10.57	8.73	2,394	0.54		0.55		0.54		0.55		3.12		36
9.91	2.29	10	0.53		0.53		0.53		0.53		2.81		45
9.97	(0.03)	10	0.53	*	1.07	*	0.53	*	1.07	*	1.70	*	5

$10.63	10.33%	$6,131	0.04%		0.05%		0.04%		0.05%		2.94%		27%
9.85	2.10	3,395	0.03		0.03		0.03		0.03		3.32		59
9.99	0.39	3,026	0.03	*	0.57	*	0.03	*	0.57	*	2.38	*	5

10.62	9.98	28	0.29		0.30		0.29		0.30		2.72		27
9.85	1.81	16	0.28		0.28		0.28		0.28		2.96		59
9.99	0.30	15	0.28	*	0.82	*	0.28	*	0.82	*	2.20	*	5

10.62	9.85	3,899	0.54		0.55		0.54		0.55		3.06		27
9.85	1.50	27	0.53		0.53		0.53		0.53		2.49		59
9.99	0.17	11	0.53	*	1.07	*	0.53	*	1.07	*	1.92	*	5

$10.81	12.20%	$12,978	0.05%		0.06%		0.05%		0.06%		2.99%		23%
9.87	1.67	6,409	0.04		0.04		0.04		0.04		3.22		65
10.00	0.49	3,015	0.04	*	0.58	*	0.04	*	0.58	*	2.55	*	6

10.80	11.76	39	0.30		0.31		0.30		0.31		2.75		23
9.88	1.52	23	0.29		0.29		0.29		0.29		3.05		65
10.00	0.37	10	0.29	*	0.83	*	0.29	*	0.83	*	2.30	*	6

10.78	11.64	3,118	0.55		0.56		0.55		0.56		3.13		23
9.87	1.15	13	0.54		0.54		0.54		0.54		2.74		65
10.00	0.27	10	0.54	*	1.08	*	0.54	*	1.08	*	2.04	*	6

$10.91	13.29%	$17,276	0.06%		0.07%		0.06%		0.07%		2.95%		20%
9.83	0.64	5,958	0.05		0.05		0.05		0.05		3.05		56
10.04	0.89	3,027	0.05	*	0.58	*	0.05	*	0.58	*	2.48	*	6

10.91	13.01	34	0.31		0.32		0.31		0.32		2.35		20
9.83	0.34	10	0.30		0.30		0.30		0.30		2.69		56
10.04	0.77	10	0.30	*	0.83	*	0.30	*	0.83	*	2.22	*	6

10.94	12.66	3,296	0.56		0.57		0.56		0.57		2.96		20
9.88	0.21	10	0.55		0.55		0.55		0.55		2.10		56
10.03	0.65	22	0.55	*	1.08	*	0.55	*	1.08	*	2.33	*	6

ANNUAL REPORT	JUNE 30, 2017	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2040 Fund
Institutional Class
06/30/2017	$9.84	$0.34	$1.00	$1.34	$(0.18)	$0.00	$0.00	$(0.18)
06/30/2016	10.07	0.28	(0.24)	0.04	(0.24)	(0.03)	0.00	(0.27)
12/31/2014 - 06/30/2015	10.00	0.12	0.00	0.12	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2017	9.83	0.24	1.07	1.31	(0.15)	0.00	0.00	(0.15)
06/30/2016	10.07	0.27	(0.27)	0.00	(0.21)	(0.03)	0.00	(0.24)
12/31/2014 - 06/30/2015	10.00	0.11	0.00	0.11	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2017	9.83	0.32	0.97	1.29	(0.14)	0.00	0.00	(0.14)
06/30/2016	10.07	0.25	(0.27)	(0.02)	(0.19)	(0.03)	0.00	(0.22)
12/31/2014 - 06/30/2015	10.00	0.10	0.00	0.10	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2045 Fund
Institutional Class
06/30/2017	$9.79	$0.35	$1.02	$1.37	$(0.16)	$0.00	$0.00	$(0.16)
06/30/2016	10.10	0.27	(0.32)	(0.05)	(0.23)	(0.03)	0.00	(0.26)
12/31/2014 - 06/30/2015	10.00	0.12	0.03	0.15	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2017	9.79	0.25	1.09	1.34	(0.14)	0.00	0.00	(0.14)
06/30/2016	10.09	0.24	(0.31)	(0.07)	(0.20)	(0.03)	0.00	(0.23)
12/31/2014 - 06/30/2015	10.00	0.14	(0.01)	0.13	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2017	9.80	0.32	0.99	1.31	(0.12)	0.00	0.00	(0.12)
06/30/2016	10.09	0.22	(0.31)	(0.09)	(0.17)	(0.03)	0.00	(0.20)
12/31/2014 - 06/30/2015	10.00	0.09	0.03	0.12	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2050 Fund
Institutional Class
06/30/2017	$9.82	$0.35	$1.05	$1.40	$(0.17)	$0.00	$0.00	$(0.17)
06/30/2016	10.11	0.27	(0.32)	(0.05)	(0.21)	(0.03)	0.00	(0.24)
12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2017	9.82	0.24	1.13	1.37	(0.15)	0.00	0.00	(0.15)
06/30/2016	10.10	0.24	(0.30)	(0.06)	(0.19)	(0.03)	0.00	(0.22)
12/31/2014 - 06/30/2015	10.00	0.12	0.02	0.14	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2017	9.80	0.30	1.03	1.33	(0.13)	0.00	0.00	(0.13)
06/30/2016	10.10	0.23	(0.32)	(0.09)	(0.18)	(0.03)	0.00	(0.21)
12/31/2014 - 06/30/2015	10.00	0.10	0.03	0.13	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2055 Fund
Institutional Class
06/30/2017	$9.80	$0.27	$1.12	$1.39	$(0.17)	$0.00	$0.00	$(0.17)
06/30/2016	10.11	0.27	(0.33)	(0.06)	(0.22)	(0.03)	0.00	(0.25)
12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2017	9.80	0.22	1.15	1.37	(0.14)	0.00	0.00	(0.14)
06/30/2016	10.11	0.24	(0.33)	(0.09)	(0.19)	(0.03)	0.00	(0.22)
12/31/2014 - 06/30/2015	10.00	0.11	0.04	0.15	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2017	9.79	0.31	1.01	1.32	(0.13)	0.00	0.00	(0.13)
06/30/2016	10.09	0.22	(0.32)	(0.10)	(0.17)	(0.03)	0.00	(0.20)
12/31/2014 - 06/30/2015	10.00	0.13	0.00	0.13	(0.04)	0.00	0.00	(0.04)

30	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.00	13.73%	$24,381	0.06%		0.07%		0.06%		0.07%		3.16%		15%
9.84	0.48	3,509	0.05		0.05		0.05		0.05		2.90		43
10.07	1.19	3,036	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6

10.99	13.48	52	0.31		0.32		0.31		0.32		2.33		15
9.83	0.14	36	0.30		0.30		0.30		0.30		2.89		43
10.07	1.08	12	0.30	*	0.83	*	0.30	*	0.83	*	2.20	*	6

10.98	13.24	5,285	0.56		0.57		0.56		0.57		2.98		15
9.83	(0.10)	30	0.55		0.55		0.55		0.55		2.63		43
10.07	0.98	11	0.55	*	1.08	*	0.55	*	1.08	*	1.93	*	6

$11.00	14.12%	$36,311	0.06%		0.07%		0.06%		0.07%		3.27%		10%
9.79	(0.45)	3,415	0.05		0.05		0.05		0.05		2.84		41
10.10	1.48	3,044	0.05	*	0.58	*	0.05	*	0.58	*	2.37	*	6

10.99	13.77	60	0.31		0.32		0.31		0.32		2.35		10
9.79	(0.63)	39	0.30		0.30		0.30		0.30		2.55		41
10.09	1.33	39	0.30	*	0.83	*	0.30	*	0.83	*	2.69	*	6

10.99	13.50	3,071	0.56		0.57		0.56		0.57		2.94		10
9.80	(0.81)	10	0.55		0.55		0.55		0.55		2.31		41
10.09	1.16	10	0.55	*	1.08	*	0.55	*	1.08	*	1.86	*	6

$11.05	14.40%	$43,554	0.06%		0.07%		0.06%		0.07%		3.26%		10%
9.82	(0.40)	3,934	0.05		0.05		0.05		0.05		2.86		38
10.11	1.59	3,046	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6

11.04	14.05	21	0.31		0.32		0.31		0.32		2.26		10
9.82	(0.60)	13	0.30		0.30		0.30		0.30		2.53		38
10.10	1.39	14	0.30	*	0.83	*	0.30	*	0.83	*	2.33	*	6

11.00	13.74	3,440	0.56		0.57		0.56		0.57		2.79		10
9.80	(0.89)	110	0.55		0.55		0.55		0.55		2.47		38
10.10	1.31	15	0.55	*	1.08	*	0.55	*	1.08	*	2.05	*	6

$11.02	14.35%	$6,555	0.06%		0.07%		0.06%		0.07%		2.56%		14%
9.80	(0.47)	3,388	0.05		0.05		0.05		0.05		2.83		38
10.11	1.58	3,048	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	5

11.03	14.11	16	0.31		0.32		0.31		0.32		2.11		14
9.80	(0.77)	11	0.30		0.30		0.30		0.30		2.54		38
10.11	1.47	11	0.30	*	0.83	*	0.30	*	0.83	*	2.18	*	5

10.98	13.62	1,799	0.56		0.57		0.56		0.57		2.85		14
9.79	(0.94)	60	0.55		0.55		0.55		0.55		2.29		38
10.09	1.28	66	0.55	*	1.08	*	0.55	*	1.08	*	2.53	*	5

ANNUAL REPORT	JUNE 30, 2017	31

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend Income Fund
Institutional Class
06/30/2017	$9.92	$0.31	$0.56	$0.87	$(0.25)	$0.00	$0.00	$(0.25)
06/30/2016	9.95	0.32	0.00	0.32	(0.32)	(0.02)	(0.01)	(0.35)
12/31/2014 - 06/30/2015	10.00	0.10	(0.10)	0.00	(0.05)	0.00	0.00	(0.05)
Administrative Class
06/30/2017	9.92	0.28	0.57	0.85	(0.22)	0.00	0.00	(0.22)
06/30/2016	9.94	0.29	0.01	0.30	(0.29)	(0.02)	(0.01)	(0.32)
12/31/2014 - 06/30/2015	10.00	0.09	(0.11)	(0.02)	(0.04)	0.00	0.00	(0.04)
Class A
06/30/2017	9.91	0.31	0.51	0.82	(0.21)	0.00	0.00	(0.21)
06/30/2016	9.94	0.28	(0.01)	0.27	(0.27)	(0.02)	(0.01)	(0.30)
12/31/2014 - 06/30/2015	10.00	0.13	(0.15)	(0.02)	(0.04)	0.00	0.00	(0.04)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The Tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

32	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.54	8.85%	$6,027	0.04%		0.05%		0.04%		0.05%		2.95%		30%
9.92	3.33	3,317	0.03		0.03		0.03		0.03		3.34		41
9.95	(0.02)	3,035	0.03	*	0.56	*	0.03	*	0.56	*	2.03	*	4

10.55	8.71	74	0.29		0.30		0.29		0.30		2.68		30
9.92	3.08	50	0.28		0.28		0.28		0.28		2.95		41
9.94	(0.21)	14	0.28	*	0.81	*	0.28	*	0.81	*	1.84	*	4

10.52	8.39	1,661	0.54		0.55		0.54		0.55		2.91		30
9.91	2.75	70	0.53		0.53		0.53		0.53		2.84		41
9.94	(0.22)	73	0.53	*	1.06	*	0.53	*	1.06	*	2.61	*	4

ANNUAL REPORT	JUNE 30, 2017	33

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Assets:
Investments, at value
Investments in securities	$4,916	$5,351	$9,923	$14,008
Investments in Affiliates	5,774	4,548	6,022	6,262
Financial Derivative Instruments
Exchange-traded or centrally cleared	20	20	5	5
Over the counter	12	11	20	28
Cash	144	87	142	272
Receivable for Fund shares sold	59	50	28	36
Dividends receivable from Affiliates	20	16	21	22
Total Assets	10,945	10,083	16,161	20,633

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$7	$7	$3	$3
Over the counter	0	0	0	0
Payable for investments in Affiliates purchased	20	16	21	22
Accrued investment advisory fees	0	0	0	0
Accrued supervisory and administrative fees	1	1	1	1
Accrued servicing fees	1	1	1	1
Accrued reimbursement to PIMCO	0	0	0	0
Total Liabilities	29	25	26	27

Net Assets	$10,916	$10,058	$16,135	$20,606

Net Assets Consist of:
Paid in capital	$10,443	$9,670	$15,010	$19,461
Undistributed (overdistributed) net investment income	33	30	90	116
Accumulated undistributed net realized gain (loss)	(49)	(87)	33	(16)
Net unrealized appreciation (depreciation)	489	445	1,002	1,045

Net Assets	$10,916	$10,058	$16,135	$20,606

Cost of investments in securities	$4,537	$4,981	$9,067	$13,097
Cost of investments in Affiliates	$5,670	$4,477	$5,893	$6,153
Cost or premiums of financial derivative instruments, net	$19	$19	$5	$5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$21,973	$30,422	$36,704	$6,517	$3,118
7,539	8,833	9,797	1,684	4,403

2	2	2	2	16
42	57	68	12	7
103	12	212	81	195
64	122	239	77	30
26	28	30	5	15
29,749	39,476	47,052	8,378	7,784

$1	$1	$1	$1	$6
0	1	1	0	0
26	28	30	5	15
1	1	1	0	0
2	2	2	1	1
1	1	1	1	0
0	0	1	0	0
31	34	37	8	22

$29,718	$39,442	$47,015	$8,370	$7,762

$28,733	$38,335	$45,651	$7,878	$7,462
152	208	247	54	15
(20)	(30)	(12)	(34)	(26)
853	929	1,129	472	311

$29,718	$39,442	$47,015	$8,370	$7,762

$21,227	$29,592	$35,680	$6,069	$2,872
$7,471	$8,788	$9,756	$1,670	$4,340
$3	$3	$3	$3	$16

ANNUAL REPORT	JUNE 30, 2017	35

Statements of Assets and Liabilities (Cont.)

	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Net Assets:
Institutional Class	$8,511	$6,131	$12,978	$17,276
Administrative Class	11	28	39	34
Class A	2,394	3,899	3,118	3,296

Shares Issued and Outstanding:
Institutional Class	805	577	1,201	1,583
Administrative Class	1	3	4	3
Class A	226	367	289	301

Net Asset Value Per Share Outstanding:
Institutional Class	$10.58	$10.63	$10.81	$10.91
Administrative Class	10.58	10.62	10.80	10.91
Class A	10.57	10.62	10.78	10.94

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$24,381	$36,311	$43,554	$6,555	$6,027
52	60	21	16	74
5,285	3,071	3,440	1,799	1,661

2,216	3,300	3,942	595	572
5	5	2	1	7
481	280	313	164	158

$11.00	$11.00	$11.05	$11.02	$10.54
10.99	10.99	11.04	11.03	10.55
10.98	10.99	11.00	10.98	10.52

ANNUAL REPORT	JUNE 30, 2017	37

Statements of Operations

Year Ended June 30, 2017
(Amounts in thousands†)	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Investment Income:
Dividends	$69	$74	$137	$167
Dividends from Investments in Affiliates	128	102	149	121
Total Income	197	176	286	288

Expenses:
Investment advisory fees	1	1	2	3
Supervisory and administrative fees	3	4	4	4
Servicing fees - Class A	2	2	2	3
Trustee fees	1	1	1	1
Miscellaneous expense	0	0	1	1
Total Expenses	7	8	10	12
Waiver and/or Reimbursement by PIMCO	(1)	(1)	(1)	(1)
Net Expenses	6	7	9	11

Net Investment Income (Loss)	191	169	277	277

Net Realized Gain (Loss):
Investments in securities	6	4	44	15
Investments in Affiliates	(20)	(19)	1	(2)
Net capital gain distributions received from Affiliate investments	9	7	9	5
Exchange-traded or centrally cleared financial derivative instruments	(17)	(18)	(4)	(5)
Over the counter financial derivative instruments	(14)	(13)	(18)	(18)

Net Realized Gain (Loss)	(36)	(39)	32	(5)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	379	388	701	812
Investments in Affiliates	48	49	42	61
Exchange-traded or centrally cleared financial derivative instruments	(2)	(1)	1	1
Over the counter financial derivative instruments	5	3	(2)	0

Net Change in Unrealized Appreciation (Depreciation)	430	439	742	874

Net Increase (Decrease) in Net Assets Resulting from Operations	$585	$569	$1,051	$1,146

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$202	$252	$302	$92	$45
92	82	87	36	103
294	334	389	128	148

3	3	3	2	1
5	4	5	2	2
4	2	3	1	1
1	1	1	1	1
1	1	1	0	0
14	11	13	6	5
(1)	0	(1)	0	(1)
13	11	12	6	4

281	323	377	122	144

4	5	10	0	5
(3)	(3)	2	(6)	(9)
2	2	2	2	4
(4)	(4)	(4)	(4)	(15)
(23)	(27)	(30)	(7)	(11)

(24)	(27)	(20)	(15)	(26)

775	880	1,050	496	267
62	44	37	16	41
1	1	1	1	(1)
25	39	47	(5)	3

863	964	1,135	508	310

$1,120	$1,260	$1,492	$615	$428

ANNUAL REPORT	JUNE 30, 2017	39

Statements of Changes in Net Assets

	PIMCO REALPATH® Blend 2020 Fund		PIMCO REALPATH® Blend 2025 Fund		PIMCO REALPATH® Blend 2030 Fund		PIMCO REALPATH® Blend 2035 Fund

(Amounts in thousands†)	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$191	$111	$169	$112	$277	$134	$277	$127
Net realized gain (loss)	(36)	(39)	(39)	(82)	32	(41)	(5)	(55)
Net change in unrealized appreciation (depreciation)	430	89	439	34	742	289	874	189

Net Increase (Decrease) in Net Assets Resulting from Operations	585	161	569	64	1,051	382	1,146	261

Distributions to Shareholders:
From net investment income
Institutional Class	(133)	(110)	(100)	(115)	(185)	(109)	(154)	(104)
Administrative Class	(0)	(0)	(0)	(0)	(1)	(0)	(0)	(0)
Class A	(14)	(0)	(19)	(0)	(4)	(0)	(5)	(0)
From net realized capital gains
Institutional Class	0	(7)	0	(7)	0	(9)	0	(10)
Administrative Class	0	(0)	0	(0)	0	(0)	0	(0)
Class A	0	(0)	0	(0)	0	(0)	0	(0)
Tax basis return of capital
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0

Total Distributions(a)	(147)	(117)	(119)	(122)	(190)	(118)	(159)	(114)

Portfolio Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	6,306	1,101	6,170	444	8,829	3,146	13,641	2,772

Total Increase (Decrease) in Net Assets	6,744	1,145	6,620	386	9,690	3,410	14,628	2,919

Net Assets:
Beginning of year	4,172	3,027	3,438	3,052	6,445	3,035	5,978	3,059
End of year*	$10,916	$4,172	$10,058	$3,438	$16,135	$6,445	$20,606	$5,978

* Including undistributed (overdistributed) net investment income of:	$33	$0	$30	$(7)	$90	$32	$116	$25

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2040 Fund		PIMCO REALPATH® Blend 2045 Fund		PIMCO REALPATH® Blend 2050 Fund		PIMCO REALPATH® Blend 2055 Fund		PIMCO REALPATH® Blend Income Fund

Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016

$281	$90	$323	$87	$377	$91	$122	$85	$144	$105
(24)	(43)	(27)	(53)	(20)	(48)	(15)	(50)	(26)	(26)
863	(4)	964	(36)	1,135	(9)	508	(39)	310	36

1,120	43	1,260	(2)	1,492	34	615	(4)	428	115

(106)	(77)	(94)	(73)	(108)	(72)	(66)	(71)	(102)	(103)
(1)	(1)	(1)	(1)	(0)	(0)	(1)	(0)	(1)	(0)
(4)	(1)	(0)	(0)	(1)	(2)	(2)	(1)	(11)	(2)

0	(9)	0	(9)	0	(8)	0	(9)	0	(5)
0	(0)	0	(0)	0	(0)	0	(0)	0	(0)
0	(0)	0	(0)	0	(0)	0	(0)	0	(0)

0	0	0	0	0	0	0	0	0	(3)
0	0	0	0	0	0	0	0	0	(0)
0	0	0	0	0	0	0	0	0	(0)

(111)	(88)	(95)	(83)	(109)	(82)	(69)	(81)	(114)	(113)

25,134	561	34,813	456	41,575	1,030	4,365	419	4,011	313

26,143	516	35,978	371	42,958	982	4,911	334	4,325	315

3,575	3,059	3,464	3,093	4,057	3,075	3,459	3,125	3,437	3,122
$29,718	$3,575	$39,442	$3,464	$47,015	$4,057	$8,370	$3,459	$7,762	$3,437

$152	$10	$208	$11	$247	$17	$54	$12	$15	$(5)

ANNUAL REPORT	JUNE 30, 2017	41

Schedule of Investments PIMCO REALPATH® Blend 2020 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 45.0%

MUTUAL FUNDS 45.0%
Vanguard 500 Index Fund ‘Admiral’	11,778	$2,636
Vanguard Developed Markets Index Fund ‘Admiral’	106,526	1,413
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	16,386	555
Vanguard Small-Cap Index Fund ‘Admiral’	4,805	312

Total Mutual Funds (Cost $4,537)		4,916

Total Investments in Securities (Cost $4,537)		4,916

INVESTMENTS IN AFFILIATES 52.9%

MUTUAL FUNDS (a) 49.7%
PIMCO Emerging Local Bond Fund	31,899	239
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	45,830	482
PIMCO High Yield Fund	53,100	478
PIMCO Income Fund	102,163	1,262
PIMCO Long Duration Total Return Fund	31,768	350
PIMCO Long-Term Credit Fund	29,128	351

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	86,091	$706
PIMCO Real Return Fund	70,993	776
PIMCO Total Return Fund	76,076	778

Total Mutual Funds (Cost $5,318)		5,422

SHORT-TERM INSTRUMENTS 3.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%
PIMCO Short-Term Floating NAV Portfolio III	35,611	352

Total Short-Term Instruments (Cost $352)		352

Total Investments in Affiliates (Cost $5,670)		5,774

Total Investments 97.9% (Cost $10,207)		$10,690

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $19)		25

Other Assets and Liabilities, net 1.9%		201

Net Assets 100.0%		$10,916

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	1,700.000	12/15/2017	1	$3	$0
Put - CBOE S&P 500	1,850.000	12/15/2017	1	5	1
Put - CBOE S&P 500	2,000.000	06/15/2018	5	20	19

				$28	$20

Total Purchased Options				$28	$20

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,500.000	12/15/2017	1	$(1)	$0
Put - CBOE S&P 500	1,675.000	06/15/2018	5	(8)	(7)

				$(9)	$(7)

Total Written Options				$(9)	$(7)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$20	$0	$0	$20	$(7)	$0	$0	$(7)

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	2	9	0	(5)	0	6
Premiums	$(4)	$(12)	$0	$7	$0	$(9)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMTR Index	1,143	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	$ 188	$0	$4	$4	$0
GST	Receive	DWRTFT Index	32	1-Month USD-LIBOR plus a specified spread	04/11/2018	297	0	7	7	0
JPM	Receive	BCOMTR Index	200	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	33	0	1	1	0

							$0	$12	$12	$0

Total Swap Agreements							$0	$12	$12	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
CBK	$0	$0	$4	$4	$0	$0	$0	$0	$4	$0	$4
GST	0	0	7	7	0	0	0	0	7	0	7
JPM	0	0	1	1	0	0	0	0	1	0	1

Total Over the Counter	$0	$0	$12	$12	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Arrangements, in the Notes to Financial Statements for more information regarding master arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$20	$0	$0	$20

Over the counter
Swap Agreements	$5	$0	$7	$0	$0	$12

	$5	$0	$27	$0	$0	$32

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$7	$0	$0	$7

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	43

Schedule of Investments PIMCO REALPATH® Blend 2020 Fund (Cont.)

June 30, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(25)	$0	$0	$(25)
Written Options	0	0	7	0	0	7
Futures	0	0	1	0	0	1

	$0	$0	$(17)	$0	$0	$(17)

Over the counter
Swap Agreements	$(14)	$0	$0	$0	$0	$(14)

	$(14)	$0	$(17)	$0	$0	$(31)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$(2)	$0	$0	$(2)

Over the counter
Swap Agreements	$5	$0	$0	$0	$0	$5

	$5	$0	$(2)	$0	$0	$3

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Mutual Funds	$4,916	$0	$0	$4,916

	$4,916	$0	$0	$4,916

Investments in Affiliates, at Value
Mutual Funds	5,422	0	0	5,422
Short-Term Instruments
Central Funds Used for Cash Management Purposes	352	0	0	352

	$5,774	$0	$0	$5,774

Total Investments	$10,690	$0	$0	$10,690

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$20	$0	$20
Over the counter	0	12	0	12

	$0	$32	$0	$32

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(7)	$0	$(7)

Total Financial Derivative Instruments	$0	$25	$0	$25

Totals	$10,690	$25	$0	$10,715

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

44	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2025 Fund

June 30, 2017

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 53.2%

MUTUAL FUNDS 53.2%
Vanguard 500 Index Fund ‘Admiral’	12,802	$2,864
Vanguard Developed Markets Index Fund ‘Admiral’	115,700	1,534
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	18,056	612
Vanguard Small-Cap Index Fund ‘Admiral’	5,245	341

Total Mutual Funds (Cost $4,981)		5,351

Total Investments in Securities (Cost $4,981)		5,351

INVESTMENTS IN AFFILIATES 45.2%

MUTUAL FUNDS (a) 40.2%
PIMCO Emerging Local Bond Fund	26,002	195
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	20,397	215
PIMCO High Yield Fund	44,208	398
PIMCO Income Fund	73,131	903
PIMCO Long Duration Total Return Fund	33,515	369
PIMCO Long-Term Credit Fund	30,676	369

	SHARES		MARKET VALUE (000S)
PIMCO Real Return Asset Fund	89,601		$735
PIMCO Real Return Fund	32,565		356
PIMCO Total Return Fund	49,428		506

Total Mutual Funds (Cost $3,975)			4,046

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%
PIMCO Short-Term Floating NAV Portfolio III	50,825		502

Total Short-Term Instruments (Cost $502)			502

Total Investments in Affiliates (Cost $4,477)			4,548

Total Investments 98.4% (Cost $9,458)		$	9,899

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $19)			24

Other Assets and Liabilities, net 1.4%			135

Net Assets 100.0%		$	10,058

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	1,700.000	12/15/2017	1	$3	$0
Put - CBOE S&P 500	1,850.000	12/15/2017	1	5	1
Put - CBOE S&P 500	2,000.000	06/15/2018	5	20	19

				$28	$20

Total Purchased Options				$28	$20

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,500.000	12/15/2017	1	$(1)	$0
Put - CBOE S&P 500	1,675.000	06/15/2018	5	(8)	(7)

				$(9)	$(7)

Total Written Options				$(9)	$(7)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$20	$0	$0	$20	$(7)	$0	$0	$(7)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	45

Schedule of Investments PIMCO REALPATH® Blend 2025 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	4	8	0	(6)	0	6
Premiums	$(10)	$(11)	$0	$12	$0	$(9)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMTR Index	1,142	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	$ 187	$0	$4	$4	$0
FBF	Receive	DWRTFT Index	1	1-Month USD-LIBOR plus a specified spread	11/08/2017	10	0	0	0	0
GST	Receive	DWRTFT Index	34	1-Month USD-LIBOR plus a specified spread	04/11/2018	316	0	7	7	0
JPM	Receive	BCOMTR Index	41	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	7	0	0	0	0

							$0	$11	$11	$0

Total Swap Agreements							$0	$11	$11	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
CBK	$0	$0	$4	$4	$0	$0	$0	$0	$4	$0	$4
GST	0	0	7	7	0	0	0	0	7	0	7

Total Over the Counter	$0	$0	$11	$11	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Arrangements, in the Notes to Financial Statements for more information regarding master arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$20	$0	$0	$20

Over the counter
Swap Agreements	$4	$0	$7	$0	$0	$11

	$4	$0	$27	$0	$0	$31

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$7	$0	$0	$7

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(30)	$0	$0	$(30)
Written Options	0	0	12	0	0	12

	$0	$0	$(18)	$0	$0	$(18)

Over the counter
Swap Agreements	$(12)	$0	$(1)	$0	$0	$(13)

	$(12)	$0	$(19)	$0	$0	$(31)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$6	$0	$0	$6
Written Options	0	0	(7)	0	0	(7)

	$0	$0	$(1)	$0	$0	$(1)

Over the counter
Swap Agreements	$4	$0	$(1)	$0	$0	$3

	$4	$0	$(2)	$0	$0	$2

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Mutual Funds	$5,351	$0	$0	$5,351

	$5,351	$0	$0	$5,351

Investments in Affiliates, at Value
Mutual Funds	4,046	0	0	4,046
Short-Term Instruments
Central Funds Used for Cash Management Purposes	502	0	0	502

	$4,548	$0	$0	$4,548

Total Investments	$9,899	$0	$0	$9,899

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$20	$0	$20
Over the counter	0	11	0	11

	$0	$31	$0	$31

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(7)	$0	$(7)

Total Financial Derivative Instruments	$0	$24	$0	$24

Totals	$9,899	$24	$0	$9,923

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	47

Schedule of Investments PIMCO REALPATH® Blend 2030 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 61.5%

MUTUAL FUNDS 61.5%
Vanguard 500 Index Fund ‘Admiral’	23,800	$5,325
Vanguard Developed Markets Index Fund ‘Admiral’	213,033	2,825
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	33,809	1,145
Vanguard Small-Cap Index Fund ‘Admiral’	9,665	628

Total Mutual Funds (Cost $9,067)		9,923

Total Investments in Securities (Cost $9,067)		9,923

INVESTMENTS IN AFFILIATES 37.3%

MUTUAL FUNDS (a) 32.3%
PIMCO Emerging Local Bond Fund	42,749	320
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	17,061	179
PIMCO High Yield Fund	70,712	636
PIMCO Income Fund	101,670	1,256
PIMCO Long Duration Total Return Fund	44,067	486
PIMCO Long-Term Credit Fund	40,334	486

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	115,597	$948
PIMCO Real Return Fund	26,083	285
PIMCO Total Return Fund	59,972	614

Total Mutual Funds (Cost $5,081)		5,210

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%
PIMCO Short-Term Floating NAV Portfolio III	82,128	812

Total Short-Term Instruments (Cost $812)		812

Total Investments in Affiliates (Cost $5,893)		6,022

Total Investments 98.8% (Cost $14,960)		$15,945

Financial Derivative Instruments (b)(c) 0.1% (Cost or Premiums, net $5)		22

Other Assets and Liabilities, net 1.1%		168

Net Assets 100.0%		$16,135

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	2,150.000	12/15/2017	2	$20	$5

Total Purchased Options				$20	$5

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,050.000	12/15/2017	2	$(15)	$(3)

Total Written Options				$(15)	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$5	$0	$0	$5	$(3)	$0	$0	$(3)

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	2	2	0	(2)	0	2
Premiums	$(4)	$(15)	$0	$4	$0	$(15)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMTR Index	1,268	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	$208	$0	$4	$4	$0
GST	Receive	DWRTFT Index	63	1-Month USD-LIBOR plus a specified spread	04/11/2018	586	0	14	14	0
JPM	Receive	BCOMTR Index	574	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	94	0	2	2	0

							$0	$20	$20	$0

Total Swap Agreements							$0	$20	$20	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
CBK	$0	$0	$4	$4	$0	$0	$0	$0	$4	$0	$4
GST	0	0	14	14	0	0	0	0	14	0	14
JPM	0	0	2	2	0	0	0	0	2	0	2

Total Over the Counter	$0	$0	$20	$20	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$5	$0	$0	$5

Over the counter
Swap Agreements	$6	$0	$14	$0	$0	$20

	$6	$0	$19	$0	$0	$25

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$3	$0	$0	$3

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	49

Schedule of Investments PIMCO REALPATH® Blend 2030 Fund (Cont.)

June 30, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(8)	$0	$0	$(8)
Written Options	0	0	4	0	0	4

	$0	$0	$(4)	$0	$0	$(4)

Over the counter
Swap Agreements	$(20)	$0	$2	$0	$0	$(18)

	$(20)	$0	$(2)	$0	$0	$(22)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(7)	$0	$0	$(7)
Written Options	0	0	8	0	0	8

	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$6	$0	$(8)	$0	$0	$(2)

	$6	$0	$(7)	$0	$0	$(1)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Mutual Funds	$9,923	$0	$0	$9,923

	$9,923	$0	$0	$9,923

Investments in Affiliates, at Value
Mutual Funds	5,210	0	0	5,210
Short-Term Instruments
Central Funds Used for Cash Management Purposes	812	0	0	812

	$6,022	$0	$0	$6,022

Total Investments	$15,945	$0	$0	$15,945

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$5	$0	$5
Over the counter	0	20	0	20

	$0	$25	$0	$25

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(3)	$0	$(3)

Total Financial Derivative Instruments	$0	$22	$0	$22

Totals	$15,945	$22	$0	$15,967

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

50	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2035 Fund

June 30, 2017

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 68.0%

MUTUAL FUNDS 68.0%
Vanguard 500 Index Fund ‘Admiral’	33,765	$7,555
Vanguard Developed Markets Index Fund ‘Admiral’	298,398	3,957
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	48,157	1,631
Vanguard Small-Cap Index Fund ‘Admiral’	13,316	865

Total Mutual Funds (Cost $13,097)		14,008

Total Investments in Securities (Cost $13,097)		14,008

INVESTMENTS IN AFFILIATES 30.4%

MUTUAL FUNDS (a) 25.5%
PIMCO Emerging Local Bond Fund	53,905	404
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	16,920	178
PIMCO High Yield Fund	89,141	802
PIMCO Income Fund	110,926	1,370
PIMCO Long Duration Total Return Fund	41,991	463
PIMCO Long-Term Credit Fund	38,434	463

	SHARES		MARKET VALUE (000S)
PIMCO Real Return Asset Fund	86,143		$706
PIMCO Real Return Fund	25,763		282
PIMCO Total Return Fund	57,285		586

Total Mutual Funds (Cost $5,145)			5,254

SHORT-TERM INSTRUMENTS 4.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.9%
PIMCO Short-Term Floating NAV Portfolio III	101,958		1,008

Total Short-Term Instruments (Cost $1,008)			1,008

Total Investments in Affiliates (Cost $6,153)			6,262

Total Investments 98.4% (Cost $19,250)		$	20,270

Financial Derivative Instruments (b)(c) 0.1% (Cost or Premiums, net $5)			30

Other Assets and Liabilities, net 1.5%			306

Net Assets 100.0%		$	20,606

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	2,150.000	12/15/2017	2	$20	$5

Total Purchased Options				$20	$5

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,050.000	12/15/2017	2	$(15)	$(3)

Total Written Options				$(15)	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$5	$0	$0	$5	$(3)	$0	$0	$(3)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	51

Schedule of Investments PIMCO REALPATH® Blend 2035 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	3	2	0	(3)	0	2
Premiums	$(12)	$(15)	$0	$12	$0	$(15)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMTR Index	2,060	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	$338	$0	$7	$7	$0
GST	Receive	DWRTFT Index	91	1-Month USD-LIBOR plus a specified spread	04/11/2018	845	0	20	20	0
JPM	Receive	BCOMTR Index	334	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	55	0	1	1	0

							$0	$28	$28	$0

Total Swap Agreements							$0	$28	$28	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
CBK	$0	$0	$7	$7	$0	$0	$0	$0	$7	$0	$7
GST	0	0	20	20	0	0	0	0	20	0	20
JPM	0	0	1	1	0	0	0	0	1	0	1

Total Over the Counter	$0	$0	$28	$28	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$5	$0	$0	$5

Over the counter
Swap Agreements	$8	$0	$20	$0	$0	$28

	$8	$0	$25	$0	$0	$33

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$3	$0	$0	$3

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(17)	$0	$0	$(17)
Written Options	0	0	12	0	0	12

	$0	$0	$(5)	$0	$0	$(5)

Over the counter
Swap Agreements	$(22)	$0	$4	$0	$0	$(18)

	$(22)	$0	$(1)	$0	$0	$(23)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$8	$0	$(8)	$0	$0	$0

	$8	$0	$(7)	$0	$0	$1

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Mutual Funds	$14,008	$0	$0	$14,008

	$14,008	$0	$0	$14,008

Investments in Affiliates, at Value
Mutual Funds	5,254	0	0	5,254
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,008	0	0	1,008

	$6,262	$0	$0	$6,262

Total Investments	$20,270	$0	$0	$20,270

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$5	$0	$5
Over the counter	0	28	0	28

	$0	$33	$0	$33

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(3)	$0	$(3)

Total Financial Derivative Instruments	$0	$30	$0	$30

Totals	$20,270	$30	$0	$20,300

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	53

Schedule of Investments PIMCO REALPATH® Blend 2040 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 74.0%

MUTUAL FUNDS 74.0%
Vanguard 500 Index Fund ‘Admiral’	53,092	$11,879
Vanguard Developed Markets Index Fund ‘Admiral’	465,833	6,177
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	76,315	2,586
Vanguard Small-Cap Index Fund ‘Admiral’	20,484	1,331

Total Mutual Funds (Cost $21,227)		21,973

Total Investments in Securities (Cost $21,227)		21,973

INVESTMENTS IN AFFILIATES 25.3%

MUTUAL FUNDS (a) 20.6%
PIMCO Emerging Local Bond Fund	69,470	520
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	23,173	244
PIMCO High Yield Fund	114,854	1,034
PIMCO Income Fund	131,106	1,619
PIMCO Long Duration Total Return Fund	47,147	520
PIMCO Long-Term Credit Fund	43,153	520

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	87,335	$716
PIMCO Real Return Fund	34,765	380
PIMCO Total Return Fund	56,586	579

Total Mutual Funds (Cost $6,064)		6,132

SHORT-TERM INSTRUMENTS 4.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.7%
PIMCO Short-Term Floating NAV Portfolio III	142,333	1,407

Total Short-Term Instruments (Cost $1,407)		1,407

Total Investments in Affiliates (Cost $7,471)		7,539

Total Investments 99.3% (Cost $28,698)		$29,512

Financial Derivative Instruments (b)(c) 0.1% (Cost or Premiums, net $3)		43

Other Assets and Liabilities, net 0.6%		163

Net Assets 100.0%		$29,718

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	2,150.000	12/15/2017	1	$10	$2

Total Purchased Options				$10	$2

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,050.000	12/15/2017	1	$(7)	$(1)

Total Written Options				$(7)	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$2	$0	$0	$2	$(1)	$0	$0	$(1)

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	2	1	0	(2)	0	1
Premiums	$(6)	$(7)	$ 0	$6	$ 0	$(7)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMTR Index	3,431	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	$ 563	$0	$12	$12	$0
GST	Receive	DWRTFT Index	141	1-Month USD-LIBOR plus a specified spread	04/11/2018	1,310	0	30	30	0
JPM	Receive	BCOMTR Index	48	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	8	0	0	0	0

							$0	$42	$42	$0

Total Swap Agreements							$0	$42	$42	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
CBK	$0	$0	$12	$12	$0	$0	$0	$0	$12	$0	$12
GST	0	0	30	30	0	0	0	0	30	0	30

Total Over the Counter	$0	$0	$42	$42	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2	$0	$0	$2

Over the counter
Swap Agreements	$12	$0	$30	$0	$0	$42

	$12	$0	$32	$0	$0	$44

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1	$0	$0	$1

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	55

Schedule of Investments PIMCO REALPATH® Blend 2040 Fund (Cont.)

June 30, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	6	0	0	6

	$0	$0	$(4)	$0	$0	$(4)

Over the counter
Swap Agreements	$(26)	$0	$3	$0	$0	$(23)

	$(26)	$0	$(1)	$0	$0	$(27)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$11	$0	$14	$0	$0	$25

	$11	$0	$15	$0	$0	$26

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Mutual Funds	$21,973	$0	$0	$21,973

	$21,973	$0	$0	$21,973

Investments in Affiliates, at Value
Mutual Funds	6,132	0	0	6,132
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,407	0	0	1,407

	$7,539	$0	$0	$7,539

Total Investments	$29,512	$0	$0	$29,512

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$2	$0	$2
Over the counter	0	42	0	42

	$0	$44	$0	$44

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$43	$0	$43

Totals	$29,512	$43	$0	$29,555

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2045 Fund

June 30, 2017

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 77.1%

MUTUAL FUNDS 77.1%
Vanguard 500 Index Fund ‘Admiral’	73,516	$16,450
Vanguard Developed Markets Index Fund ‘Admiral’	639,250	8,477
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	105,354	3,569
Vanguard Small-Cap Index Fund ‘Admiral’	29,636	1,926

Total Mutual Funds (Cost $29,592)		30,422

Total Investments in Securities (Cost $29,592)		30,422

INVESTMENTS IN AFFILIATES 22.4%

MUTUAL FUNDS (a) 16.1%
PIMCO Emerging Local Bond Fund	77,331	579
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	27,046	285
PIMCO High Yield Fund	127,825	1,150
PIMCO Income Fund	131,365	1,622
PIMCO Long Duration Total Return Fund	43,041	474
PIMCO Long-Term Credit Fund	39,394	474

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	100,053	$821
PIMCO Real Return Fund	41,498	454
PIMCO Total Return Fund	45,514	466

Total Mutual Funds (Cost $6,280)		6,325

SHORT-TERM INSTRUMENTS 6.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.3%
PIMCO Short-Term Floating NAV Portfolio III	253,721	2,508

Total Short-Term Instruments (Cost $2,508)		2,508

Total Investments in Affiliates (Cost $8,788)		8,833

Total Investments 99.5% (Cost $38,380)		$39,255

Financial Derivative Instruments (b)(c) 0.1% (Cost or Premiums, net $3)		57

Other Assets and Liabilities, net 0.4%		130

Net Assets 100.0%		$39,442

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	2,150.000	12/15/2017	1	$10	$2

Total Purchased Options				$10	$2

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,050.000	12/15/2017	1	$(7)	$(1)

Total Written Options				$(7)	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$0	$0	$2	$(1)	$0	$0	$(1)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	57

Schedule of Investments PIMCO REALPATH® Blend 2045 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	2	1	0	(2)	0	1
Premiums	$(6)	$(7)	$0	$6	$0	$(7)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMTR Index	4,501	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	$ 739	$0	$15	$15	$0
FBF	Receive	DWRTFT Index	6	1-Month USD-LIBOR plus a specified spread	11/08/2017	58	0	(1)	0	(1)
GST	Receive	DWRTFT Index	192	1-Month USD-LIBOR plus a specified spread	04/11/2018	1,784	0	42	42	0

							$0	$56	$57	$(1)

Total Swap Agreements							$0	$56	$57	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
CBK	$0	$0	$15	$15	$0	$0	$0	$0	$15	$0	$15
FBF	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
GST	0	0	42	42	0	0	0	0	42	0	42

Total Over the Counter	$0	$0	$57	$57	$0	$0	$(1)	$(1)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2	$0	$0	$2

Over the counter
Swap Agreements	$15	$0	$42	$0	$0	$57

	$15	$0	$44	$0	$0	$59

58	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$0	$0	$1	$0	$0	$1

	$0	$0	$2	$0	$0	$2

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	6	0	0	6

	$0	$0	$(4)	$0	$0	$(4)

Over the counter
Swap Agreements	$(31)	$0	$4	$0	$0	$(27)

	$(31)	$0	$0	$0	$0	$(31)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$15	$0	$24	$0	$0	$39

	$15	$0	$25	$0	$0	$40

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Mutual Funds	$30,422	$0	$0	$30,422

	$30,422	$0	$0	$30,422

Investments in Affiliates, at Value
Mutual Funds	6,325	0	0	6,325
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,508	0	0	2,508

	$8,833	$0	$0	$8,833

Total Investments	$39,255	$0	$0	$39,255

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$2	$0	$2
Over the counter	0	57	0	57

	$0	$59	$0	$59

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1)	0	(1)
Over the counter	0	(1)	0	(1)

	$0	$(2)	$0	$(2)

Total Financial Derivative Instruments	$0	$57	$0	$57

Totals	$39,255	$57	$0	$39,312

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	59

Schedule of Investments PIMCO REALPATH® Blend 2050 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.0%

MUTUAL FUNDS 78.0%
Vanguard 500 Index Fund ‘Admiral’	88,723	$19,852
Vanguard Developed Markets Index Fund ‘Admiral’	765,768	10,154
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	127,789	4,330
Vanguard Small-Cap Index Fund ‘Admiral’	36,440	2,368

Total Mutual Funds (Cost $35,680)		36,704

Total Investments in Securities (Cost $35,680)		36,704

INVESTMENTS IN AFFILIATES 20.9%

MUTUAL FUNDS (a) 14.3%
PIMCO Emerging Local Bond Fund	86,031	644
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	30,088	316
PIMCO High Yield Fund	142,204	1,280
PIMCO Income Fund	137,409	1,697
PIMCO Long Duration Total Return Fund	42,181	465
PIMCO Long-Term Credit Fund	38,608	465

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	108,957	$893
PIMCO Real Return Fund	47,165	516
PIMCO Total Return Fund	40,145	411

Total Mutual Funds (Cost $6,646)		6,687

SHORT-TERM INSTRUMENTS 6.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.6%
PIMCO Short-Term Floating NAV Portfolio III	314,584	3,110

Total Short-Term Instruments (Cost $3,110)		3,110

Total Investments in Affiliates (Cost $9,756)		9,797

Total Investments 98.9% (Cost $45,436)		$46,501

Financial Derivative Instruments (b)(c) 0.1% (Cost or Premiums, net $3)		68

Other Assets and Liabilities, net 1.0%		446

Net Assets 100.0%		$47,015

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	2,150.000	12/15/2017	1	$10	$2

Total Purchased Options				$10	$2

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,050.000	12/15/2017	1	$(7)	$(1)

Total Written Options				$(7)	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$0	$0	$2	$(1)	$0	$0	$(1)

60	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	2	1	0	(2)	0	1
Premiums	$(6)	$(7)	$0	$6	$0	$(7)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMTR Index	5,293	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	$ 869	$0	$18	$18	$0
FBF	Receive	DWRTFT Index	8	1-Month USD-LIBOR plus a specified spread	11/08/2017	77	0	(1)	0	(1)
GST	Receive	DWRTFT Index	232	1-Month USD-LIBOR plus a specified spread	04/11/2018	2,156	0	50	50	0

							$0	$67	$68	$(1)

Total Swap Agreements							$0	$67	$68	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
CBK	$0	$0	$18	$18	$0	$0	$0	$0	$18	$0	$18
FBF	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
GST	0	0	50	50	0	0	0	0	50	0	50

Total Over the Counter	$0	$0	$68	$68	$0	$0	$(1)	$(1)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2	$0	$0	$2

Over the counter
Swap Agreements	$18	$0	$50	$0	$0	$68

	$18	$0	$52	$0	$0	$70

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	61

Schedule of Investments PIMCO REALPATH® Blend 2050 Fund (Cont.)

June 30, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$0	$0	$1	$0	$0	$1

	$0	$0	$2	$0	$0	$2

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	6	0	0	6

	$0	$0	$(4)	$0	$0	$(4)

Over the counter
Swap Agreements	$(36)	$0	$6	$0	$0	$(30)

	$(36)	$0	$2	$0	$0	$(34)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$17	$0	$30	$0	$0	$47

	$17	$0	$31	$0	$0	$48

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Mutual Funds	$36,704	$0	$0	$36,704

	$36,704	$0	$0	$36,704

Investments in Affiliates, at Value
Mutual Funds	6,687	0	0	6,687
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,110	0	0	3,110

	$9,797	$0	$0	$9,797

Total Investments	$46,501	$0	$0	$46,501

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$2	$0	$2
Over the counter	0	68	0	68

	$0	$70	$0	$70

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1)	0	(1)
Over the counter	0	(1)	0	(1)

	$0	$(2)	$0	$(2)

Total Financial Derivative Instruments	$0	$68	$0	$68

Totals	$46,501	$68	$0	$46,569

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

62	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2055 Fund

June 30, 2017

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 77.9%

MUTUAL FUNDS 77.9%
Vanguard 500 Index Fund ‘Admiral’	15,771	$3,529
Vanguard Developed Markets Index Fund ‘Admiral’	135,906	1,802
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	22,610	766
Vanguard Small-Cap Index Fund ‘Admiral’	6,467	420

Total Mutual Funds (Cost $6,069)		6,517

Total Investments in Securities (Cost $6,069)		6,517

INVESTMENTS IN AFFILIATES 20.1%

MUTUAL FUNDS (a) 14.1%
PIMCO Emerging Local Bond Fund	14,722	110
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	5,154	54
PIMCO High Yield Fund	25,349	228
PIMCO Income Fund	24,915	308
PIMCO Long Duration Total Return Fund	7,227	80
PIMCO Long-Term Credit Fund	6,615	80

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	19,806	$163
PIMCO Real Return Fund	8,063	88
PIMCO Total Return Fund	6,870	70

Total Mutual Funds (Cost $1,166)		1,181

SHORT-TERM INSTRUMENTS 6.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.0%
PIMCO Short-Term Floating NAV Portfolio III	50,942	503

Total Short-Term Instruments (Cost $504)		503

Total Investments in Affiliates (Cost $1,670)		1,684

Total Investments 98.0% (Cost $7,739)		$8,201

Financial Derivative Instruments (b)(c) 0.1% (Cost or Premiums, net $3)		13

Other Assets and Liabilities, net 1.9%		156

Net Assets 100.0%		$8,370

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	2,150.000	12/15/2017	1	$10	$2

Total Purchased Options				$10	$2

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,050.000	12/15/2017	1	$(7)	$(1)

Total Written Options				$(7)	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$0	$0	$2	$(1)	$0	$0	$(1)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	63

Schedule of Investments PIMCO REALPATH® Blend 2055 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	2	1	0	(2)	0	1
Premiums	$(6)	$(7)	$0	$6	$0	$(7)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMTR Index	980	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	$ 161	$0	$3	$3	$0
FBF	Receive	DWRTFT Index	2	1-Month USD-LIBOR plus a specified spread	11/08/2017	19	0	0	0	0
GST	Receive	DWRTFT Index	40	1-Month USD-LIBOR plus a specified spread	04/11/2018	372	0	9	9	0

							$0	$12	$12	$0

Total Swap Agreements							$0	$12	$12	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
CBK	$0	$0	$3	$3	$0	$0	$0	$0	$3	$0	$3
GST	0	0	9	9	0	0	0	0	9	0	9

Total Over the Counter	$0	$0	$12	$12	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2	$0	$0	$2

Over the counter
Swap Agreements	$3	$0	$9	$0	$0	$12

	$3	$0	$11	$0	$0	$14

64	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1	$0	$0	$1

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(10)	$0	$0	$(10)
Written Options	0	0	6	0	0	6

	$0	$0	$(4)	$0	$0	$(4)

Over the counter
Swap Agreements	$(10)	$0	$3	$0	$0	$(7)

	$(10)	$0	$(1)	$0	$0	$(11)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$3	$0	$(8)	$0	$0	$(5)

	$3	$0	$(7)	$0	$0	$(4)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Mutual Funds	$6,517	$0	$0	$6,517

	$6,517	$0	$0	$6,517

Investments in Affiliates, at Value
Mutual Funds	1,181	0	0	1,181
Short-Term Instruments
Central Funds Used for Cash Management Purposes	503	0	0	503

	$1,684	$0	$0	$1,684

Total Investments	$8,201	$0	$0	$8,201

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$2	$0	$2
Over the counter	0	12	0	12

	$0	$14	$0	$14

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$13	$0	$13

Totals	$8,201	$13	$0	$8,214

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	65

Schedule of Investments PIMCO REALPATH® Blend Income Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 40.2%

MUTUAL FUNDS 40.2%
Vanguard 500 Index Fund ‘Admiral’	7,498	$1,678
Vanguard Developed Markets Index Fund ‘Admiral’	67,652	897
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	10,195	345
Vanguard Small-Cap Index Fund ‘Admiral’	3,050	198

Total Mutual Funds (Cost $2,872)		3,118

Total Investments in Securities (Cost $2,872)		3,118

INVESTMENTS IN AFFILIATES 56.7%

MUTUAL FUNDS (a) 55.3%
PIMCO Emerging Local Bond Fund	25,617	192
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	45,249	476
PIMCO High Yield Fund	43,295	390
PIMCO Income Fund	84,979	1,050
PIMCO Long Duration Total Return Fund	16,913	186
PIMCO Long-Term Credit Fund	15,311	184

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Asset Fund	48,512	$398
PIMCO Real Return Fund	69,747	763
PIMCO Total Return Fund	64,052	655

Total Mutual Funds (Cost $4,231)		4,294

SHORT-TERM INSTRUMENTS 1.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.4%
PIMCO Short-Term Floating NAV Portfolio III	11,004	109

Total Short-Term Instruments (Cost $109)		109

Total Investments in Affiliates (Cost $4,340)		4,403

Total Investments 96.9% (Cost $7,212)		$7,521

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $16)		17

Other Assets and Liabilities, net 2.9%		224

Net Assets 100.0%		$7,762

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	1,700.000	12/15/2017	1	$3	$0
Put - CBOE S&P 500	1,850.000	12/15/2017	1	4	1
Put - CBOE S&P 500	2,000.000	06/15/2018	4	16	15

				$23	$16

Total Purchased Options				$23	$16

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,500.000	12/15/2017	1	$(1)	$0
Put - CBOE S&P 500	1,675.000	06/15/2018	4	(6)	(6)

				$(7)	$(6)

Total Written Options				$(7)	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$16	$0	$0	$16	$(6)	$0	$0	$(6)

66	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	2	7	0	(4)	0	5
Premiums	$(4)	$(9)	$0	$6	$0	$(7)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMTR Index	915	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	$ 150	$0	$3	$3	$0
GST	Receive	DWRTFT Index	20	1-Month USD-LIBOR plus a specified spread	04/11/2018	186	0	4	4	0

							$0	$7	$7	$0

Total Swap Agreements							$0	$7	$7	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
CBK	$0	$0	$3	$3	$0	$0	$0	$0	$3	$0	$3
GST	0	0	4	4	0	0	0	0	4	0	4

Total Over the Counter	$0	$0	$7	$7	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Arrangements, in the Notes to Financial Statements for more information regarding master arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$16	$0	$0	$16

Over the counter
Swap Agreements	$3	$0	$4	$0	$0	$7

	$3	$0	$20	$0	$0	$23

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$6	$0	$0	$6

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	67

Schedule of Investments PIMCO REALPATH® Blend Income Fund (Cont.)

June 30, 2017

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(21)	$0	$0	$(21)
Written Options	0	0	6	0	0	6

	$0	$0	$(15)	$0	$0	$(15)

Over the counter
Swap Agreements	$(11)	$0	$0	$0	$0	$(11)

	$(11)	$0	$(15)	$0	$0	$(26)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$(1)	$0	$0	$(1)

Over the counter
Swap Agreements	$3	$0	$0	$0	$0	$3

	$3	$0	$(1)	$0	$0	$2

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Mutual Funds	$3,118	$0	$0	$3,118

	$3,118	$0	$0	$3,118

Investments in Affiliates, at Value
Mutual Funds	4,294	0	0	4,294
Short-Term Instruments
Central Funds Used for Cash Management Purposes	109	0	0	109

	$4,403	$0	$0	$4,403

Total Investments	$7,521	$0	$0	$7,521

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$16	$0	$16
Over the counter	0	7	0	7

	$0	$23	$0	$23

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(6)	$0	$(6)

Total Financial Derivative Instruments	$0	$17	$0	$17

Totals	$7,521	$17	$0	$7,538

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

68	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

June 30, 2017

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO REALPATH® Blend 2020 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2025 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2030 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2035 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2040 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2045 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2050 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend 2055 Fund	Quarterly	Quarterly
PIMCO REALPATH® Blend Income Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment

ANNUAL REPORT	JUNE 30, 2017	69

Notes to Financial Statements (Cont.)

income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

70	PIMCO EQUITY SERIES

June 30, 2017

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the

ANNUAL REPORT	JUNE 30, 2017	71

Notes to Financial Statements (Cont.)

NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally,

72	PIMCO EQUITY SERIES

June 30, 2017

U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates.

Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest substantially all of its assets in Underlying PIMCO Funds and Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur

ANNUAL REPORT	JUNE 30, 2017	73

Notes to Financial Statements (Cont.)

expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2017 (amounts in thousands†):

PIMCO REALPATH® Blend 2020 Fund

Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$0	$236	$0	$0	$3	$239	$3	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	92	410	(22)	0	2	482	2	0
PIMCO High Yield Fund	313	453	(308)	(4)	24	478	22	0
PIMCO Income Fund	504	985	(258)	1	30	1,262	36	0
PIMCO Long Duration Total Return Fund	196	306	(139)	(12)	(1)	350	14	9
PIMCO Long-Term Credit Fund	196	290	(140)	0	5	351	12	0
PIMCO Real Return Asset Fund	392	586	(255)	(4)	(13)	706	16	0
PIMCO Real Return Fund	418	664	(297)	0	(9)	776	13	0
PIMCO Short-Term Floating NAV Portfolio III	0	2,002	(1,650)	0	0	352	2	0
PIMCO Total Return Fund	192	638	(58)	(1)	7	778	8	0
Totals	$2,303	$6,570	$(3,127)	$(20)	$48	$5,774	$128	$9

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

PIMCO REALPATH® Blend 2025 Fund

Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$0	$192	$0	$0	$3	$195	$3	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	41	173	0	0	1	215	1	0
PIMCO High Yield Fund	256	408	(283)	(6)	23	398	18	0
PIMCO Income Fund	321	625	(64)	0	21	903	25	0
PIMCO Long Duration Total Return Fund	171	299	(94)	(10)	3	369	14	7
PIMCO Long-Term Credit Fund	172	283	(94)	(1)	9	369	11	0
PIMCO Real Return Asset Fund	343	603	(197)	(3)	(11)	735	16	0
PIMCO Real Return Fund	205	430	(276)	1	(4)	356	7	0
PIMCO Short-Term Floating NAV Portfolio III	0	1,002	(500)	0	0	502	3	0
PIMCO Total Return Fund	66	436	0	0	4	506	4	0
Totals	$1,575	$4,451	$(1,508)	$(19)	$49	$4,548	$102	$7

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

PIMCO REALPATH® Blend 2030 Fund

Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$0	$316	$0	$0	$4	$320	$4	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	64	114	0	0	1	179	1	0
PIMCO High Yield Fund	482	532	(407)	(4)	33	636	30	0
PIMCO Income Fund	553	795	(122)	1	29	1,256	42	0
PIMCO Long Duration Total Return Fund	244	368	(114)	(4)	(8)	486	17	9
PIMCO Long-Term Credit Fund	245	355	(122)	1	7	486	18	0
PIMCO Real Return Asset Fund	489	734	(255)	2	(22)	948	20	0
PIMCO Real Return Fund	164	270	(147)	5	(7)	285	5	0
PIMCO Short-Term Floating NAV Portfolio III	406	906	(500)	0	0	812	6	0
PIMCO Total Return Fund	70	539	0	0	5	614	6	0
Totals	$2,717	$4,929	$(1,667)	$1	$42	$6,022	$149	$9

74	PIMCO EQUITY SERIES

June 30, 2017

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

PIMCO REALPATH® Blend 2035 Fund

Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$50	$360	$(10)	$0	$4	$404	$7	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	60	130	(13)	0	1	178	1	0
PIMCO High Yield Fund	399	706	(327)	(4)	28	802	28	0
PIMCO Income Fund	458	1,063	(178)	1	26	1,370	37	0
PIMCO Long Duration Total Return Fund	137	365	(38)	(2)	1	463	11	5
PIMCO Long-Term Credit Fund	137	354	(38)	1	9	463	11	0
PIMCO Real Return Asset Fund	183	574	(43)	1	(9)	706	10	0
PIMCO Real Return Fund	119	226	(61)	1	(3)	282	4	0
PIMCO Short-Term Floating NAV Portfolio III	401	1,107	(500)	0	0	1,008	7	0
PIMCO Total Return Fund	60	522	0	0	4	586	5	0
Totals	$2,004	$5,407	$(1,208)	$(2)	$61	$6,262	$121	$5

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

PIMCO REALPATH® Blend 2040 Fund

Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$67	$454	$(7)	$0	$6	$520	$9	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	34	226	(17)	0	1	244	1	0
PIMCO High Yield Fund	174	1,026	(182)	(4)	20	1,034	19	0
PIMCO Income Fund	208	1,488	(96)	0	19	1,619	27	0
PIMCO Long Duration Total Return Fund	59	452	0	0	9	520	7	2
PIMCO Long-Term Credit Fund	56	451	0	0	13	520	8	0
PIMCO Real Return Asset Fund	73	650	0	0	(7)	716	7	0
PIMCO Real Return Fund	71	380	(68)	0	(3)	380	3	0
PIMCO Short-Term Floating NAV Portfolio III	201	2,306	(1,100)	0	0	1,407	7	0
PIMCO Total Return Fund	34	541	0	0	4	579	4	0
Totals	$977	$7,974	$(1,470)	$(4)	$62	$7,539	$92	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

PIMCO REALPATH® Blend 2045 Fund

Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$69	$544	$(41)	$(1)	$8	$579	$9	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	32	272	(19)	0	0	285	1	0
PIMCO High Yield Fund	100	1,061	(21)	0	10	1,150	15	0
PIMCO Income Fund	136	1,480	(9)	0	15	1,622	22	0
PIMCO Long Duration Total Return Fund	52	435	(20)	(3)	10	474	6	2
PIMCO Long-Term Credit Fund	54	430	(20)	0	10	474	7	0
PIMCO Real Return Asset Fund	70	759	0	0	(8)	821	7	0
PIMCO Real Return Fund	69	446	(58)	1	(4)	454	4	0
PIMCO Short-Term Floating NAV Portfolio III	201	2,507	(200)	0	0	2,508	8	0
PIMCO Total Return Fund	32	431	0	0	3	466	3	0
Totals	$815	$8,365	$(388)	$(3)	$44	$8,833	$82	$2

ANNUAL REPORT	JUNE 30, 2017	75

Notes to Financial Statements (Cont.)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

PIMCO REALPATH® Blend 2050 Fund

Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$81	$608	$(52)	$1	$6	$644	$11	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	41	299	(24)	0	0	316	1	0
PIMCO High Yield Fund	101	1,169	0	0	10	1,280	16	0
PIMCO Income Fund	142	1,539	0	0	16	1,697	23	0
PIMCO Long Duration Total Return Fund	63	435	(38)	(1)	6	465	6	2
PIMCO Long-Term Credit Fund	63	431	(39)	1	9	465	7	0
PIMCO Real Return Asset Fund	49	852	0	0	(8)	893	7	0
PIMCO Real Return Fund	81	506	(67)	1	(5)	516	4	0
PIMCO Short-Term Floating NAV Portfolio III	301	3,609	(800)	0	0	3,110	9	0
PIMCO Total Return Fund	40	368	0	0	3	411	3	0
Totals	$962	$9,816	$(1,020)	$2	$37	$9,797	$87	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

PIMCO REALPATH® Blend 2055 Fund

Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$72	$72	$(37)	$(4)	$7	$110	$5	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	35	36	(17)	0	0	54	1	0
PIMCO High Yield Fund	85	137	0	0	6	228	7	0
PIMCO Income Fund	120	181	0	0	7	308	9	0
PIMCO Long Duration Total Return Fund	51	59	(27)	(2)	(1)	80	3	2
PIMCO Long-Term Credit Fund	53	53	(27)	0	1	80	3	0
PIMCO Real Return Asset Fund	35	131	0	0	(3)	163	2	0
PIMCO Real Return Fund	69	67	(47)	0	(1)	88	2	0
PIMCO Short-Term Floating NAV Portfolio III	201	502	(200)	0	0	503	3	0
PIMCO Total Return Fund	35	35	0	0	0	70	1	0
Totals	$756	$1,273	$(355)	$(6)	$16	$1,684	$36	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

PIMCO REALPATH® Blend Income Fund

Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$0	$198	$(9)	$0	$3	$192	$3	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	102	393	(21)	0	2	476	2	0
PIMCO High Yield Fund	256	302	(184)	(2)	18	390	17	0
PIMCO Income Fund	567	764	(311)	1	29	1,050	35	0
PIMCO Long Duration Total Return Fund	120	140	(67)	(5)	(2)	186	8	4
PIMCO Long-Term Credit Fund	123	129	(71)	1	2	184	7	0
PIMCO Real Return Asset Fund	240	298	(132)	(1)	(7)	398	10	0
PIMCO Real Return Fund	343	489	(60)	(1)	(8)	763	11	0
PIMCO Short-Term Floating NAV Portfolio III	107	1,402	(1,400)	0	0	109	2	0
PIMCO Total Return Fund	309	416	(72)	(2)	4	655	8	0
Totals	$2,167	$4,531	$(2,327)	$(9)	$41	$4,403	$103	$4

76	PIMCO EQUITY SERIES

June 30, 2017

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Futures Contracts  Certain Funds may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(b) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(c) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party,

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known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty. To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

6. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market

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risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Except with regard to the Investments in Mutual Funds subsection (if any), and unless stated otherwise, any reference in the below subsections to a “Fund” includes the Fund, and, where applicable, Acquired Funds, Underlying Funds and Underlying PIMCO Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present when investing in a mutual fund that invests directly in individual stocks and bonds.

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. Moreover, a Fund may use a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter), which may expose the Fund to higher portfolio turnover, increased trading costs and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Also, securities purchased to capture a dividend often decline in value at the time of sale (i.e., shortly following the dividend) and the resulting realized loss to the Fund may exceed the amount of the dividend received, thereby negatively impacting the Fund’s net asset value.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Funds currently face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may

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Notes to Financial Statements (Cont.)

rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact a Fund’s liquidity and net asset value. Such transactions may also increase a Fund’s transaction costs or otherwise cause a Fund to perform differently than intended. Moreover, the Funds are subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

7. MASTER ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets

80	PIMCO EQUITY SERIES

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and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Portfolio Name	All Classes	Institutional Class	Administrative Class	Class D		Class A	Class R
PIMCO REALPATH® Blend 2020 Fund	0.01%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*
PIMCO REALPATH® Blend 2025 Fund	0.01%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*
PIMCO REALPATH® Blend 2030 Fund	0.02%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*
PIMCO REALPATH® Blend 2035 Fund	0.03%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*
PIMCO REALPATH® Blend 2040 Fund	0.03%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*
PIMCO REALPATH® Blend 2045 Fund	0.03%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*
PIMCO REALPATH® Blend 2050 Fund	0.03%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*
PIMCO REALPATH® Blend 2055 Fund	0.03%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*
PIMCO REALPATH® Blend Income Fund	0.01%	0.02%	0.02%	0.27%	*	0.27%	0.27%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.25% for Class R shares, and in connection with personal services rendered to Class A and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee		Servicing Fee
Administrative Class	—		0.25%
Class D	—		0.25%	*
Class A	—		0.25%
Class R	0.25%	*	0.25%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2017, the Distributor retained $83,117 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense,

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June 30, 2017

including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse the Funds, to the extent that each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at June 30, 2017, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total
PIMCO REALPATH® Blend 2020 Fund	$16	$0	$1	$17
PIMCO REALPATH® Blend 2025 Fund	16	0	1	17
PIMCO REALPATH® Blend 2030 Fund	16	0	1	17
PIMCO REALPATH® Blend 2035 Fund	16	0	1	17
PIMCO REALPATH® Blend 2040 Fund	16	0	1	17
PIMCO REALPATH® Blend 2045 Fund	16	0	0	16
PIMCO REALPATH® Blend 2050 Fund	16	0	1	17
PIMCO REALPATH® Blend 2055 Fund	16	0	0	16
PIMCO REALPATH® Blend Income Fund	16	0	1	17

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by a Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Fund’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these

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Notes to Financial Statements (Cont.)

arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO REALPATH® Blend 2020 Fund	$0	$0	$8,183	$2,212
PIMCO REALPATH® Blend 2025 Fund	0	0	7,230	1,470
PIMCO REALPATH® Blend 2030 Fund	0	0	10,385	1,995
PIMCO REALPATH® Blend 2035 Fund	0	0	14,741	1,775
PIMCO REALPATH® Blend 2040 Fund	0	0	25,284	1,234
PIMCO REALPATH® Blend 2045 Fund	0	0	33,589	879
PIMCO REALPATH® Blend 2050 Fund	0	0	39,682	1,041
PIMCO REALPATH® Blend 2055 Fund	0	0	4,675	594
PIMCO REALPATH® Blend Income Fund	0	0	5,268	1,439

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO REALPATH® Blend 2020 Fund				PIMCO REALPATH® Blend 2025 Fund
	Year Ended 06/30/2017		Year Ended 06/30/2016		Year Ended 06/30/2017		Year Ended 06/30/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	770	$8,002	106	$988	549	$5,708	109	$1,070
Administrative Class	0	2	0	0	1	11	1	0
Class A	247	2,555	0	0	363	3,763	2	15
Issued as reinvestment of distributions
Institutional Class	13	133	12	117	10	100	13	122
Administrative Class	0	0	0	0	0	0	0	0
Class A	1	14	0	0	2	19	0	0
Cost of shares redeemed
Institutional Class	(397)	(4,160)	0	(4)	(326)	(3,420)	(81)	(762)
Administrative Class	0	(2)	0	0	0	0	0	0
Class A	(23)	(238)	0	0	(1)	(11)	0	(1)
Net increase (decrease) resulting from Fund share transactions	611	$6,306	118	$1,101	598	$6,170	44	$444

84	PIMCO EQUITY SERIES

June 30, 2017

	PIMCO REALPATH® Blend 2030 Fund				PIMCO REALPATH® Blend 2035 Fund
	Year Ended 06/30/2017		Year Ended 06/30/2016		Year Ended 06/30/2017		Year Ended 06/30/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	908	$9,604	403	$3,640	1,341	$14,359	297	$2,716
Administrative Class	2	12	1	12	3	32	0	0
Class A	291	3,032	0	3	303	3,207	2	16
Issued as reinvestment of distributions
Institutional Class	18	185	12	118	15	154	12	114
Administrative Class	0	1	0	0	0	0	0	0
Class A	0	4	0	0	1	5	0	0
Cost of shares redeemed
Institutional Class	(375)	(3,980)	(66)	(627)	(379)	(4,065)	(5)	(47)
Administrative Class	0	0	0	0	(1)	(11)	0	0
Class A	(3)	(29)	0	0	(4)	(40)	(3)	(27)
Net increase (decrease) resulting from Fund share transactions	841	$8,829	350	$3,146	1,279	$13,641	303	$2,772

	PIMCO REALPATH® Blend 2040 Fund				PIMCO REALPATH® Blend 2045 Fund
	Year Ended 06/30/2017		Year Ended 06/30/2016		Year Ended 06/30/2017		Year Ended 06/30/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	2,275	$24,531	45	$433	3,323	$35,870	44	$422
Administrative Class	1	12	3	23	5	52	0	0
Class A	481	5,113	2	20	281	2,982	0	0
Issued as reinvestment of distributions
Institutional Class	10	106	9	86	9	94	9	82
Administrative Class	0	1	0	1	0	1	0	1
Class A	0	4	0	1	0	0	0	0
Cost of shares redeemed
Institutional Class	(425)	(4,596)	0	0	(381)	(4,124)	(5)	(49)
Administrative Class	0	(1)	0	0	(4)	(39)	0	0
Class A	(3)	(36)	0	(3)	(2)	(23)	0	0
Net increase (decrease) resulting from Fund share transactions	2,339	$25,134	59	$561	3,231	$34,813	48	$456

	PIMCO REALPATH® Blend 2050 Fund				PIMCO REALPATH® Blend 2055 Fund
	Year Ended 06/30/2017		Year Ended 06/30/2016		Year Ended 06/30/2017		Year Ended 06/30/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	3,959	$42,900	95	$900	263	$2,836	39	$358
Administrative Class	1	5	0	0	6	66	0	0
Class A	305	3,233	11	99	169	1,791	0	5
Issued as reinvestment of distributions
Institutional Class	10	108	8	80	6	66	8	79
Administrative Class	0	0	0	0	0	1	0	0
Class A	0	1	0	2	0	2	0	1
Cost of shares redeemed
Institutional Class	(428)	(4,643)	(4)	(42)	(20)	(216)	(2)	(15)
Administrative Class	0	0	0	0	(6)	(66)	0	0
Class A	(3)	(29)	(1)	(9)	(11)	(115)	(1)	(9)
Net increase (decrease) resulting from Fund share transactions	3,844	$41,575	109	$1,030	407	$4,365	44	$419

ANNUAL REPORT	JUNE 30, 2017	85

Notes to Financial Statements (Cont.)

	PIMCO REALPATH® Blend Income Fund
	Year Ended 06/30/2017		Year Ended 06/30/2016
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	675	$7,015	24	$231
Administrative Class	3	26	3	39
Class A	151	1,554	2	12
Issued as reinvestment of distributions
Institutional Class	10	102	12	111
Administrative Class	0	1	0	0
Class A	1	11	0	2
Cost of shares redeemed
Institutional Class	(448)	(4,682)	(6)	(61)
Administrative Class	(1)	(7)	0	(4)
Class A	(1)	(9)	(2)	(17)
Net increase (decrease) resulting from Fund share transactions	390	$4,011	33	$313

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a fund along with their respective percent ownership, if any. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
PIMCO REALPATH™ Blend 2020 Fund	1	0	19%	0%
PIMCO REALPATH™ Blend 2025 Fund	1	0	34%	0%
PIMCO REALPATH™ Blend 2030 Fund	1	0	18%	0%
PIMCO REALPATH™ Blend 2035 Fund	1	0	15%	0%
PIMCO REALPATH™ Blend 2040 Fund	1	0	18%	0%
PIMCO REALPATH™ Blend 2055 Fund	1	1	21%	42%
PIMCO REALPATH™ Blend Income Fund	1	0	18%	0%

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of the preparation of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

86	PIMCO EQUITY SERIES

June 30, 2017

As of June 30, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO REALPATH® Blend 2020 Fund	$45	$0	$444	$0	$(16)	$0	$0
PIMCO REALPATH® Blend 2025 Fund	42	0	399	0	(53)	0	0
PIMCO REALPATH® Blend 2030 Fund	130	29	966	0	0	0	0
PIMCO REALPATH® Blend 2035 Fund	146	0	1,007	0	(8)	0	0
PIMCO REALPATH® Blend 2040 Fund	195	0	800	0	(10)	0	0
PIMCO REALPATH® Blend 2045 Fund	266	0	858	0	(17)	0	0
PIMCO REALPATH® Blend 2050 Fund	317	0	1,059	0	(12)	0	0
PIMCO REALPATH® Blend 2055 Fund	67	0	449	0	(24)	0	0
PIMCO REALPATH® Blend Income Fund	23	0	288	0	(11)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain options contracts, and return of capital adjustments, for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through June 30, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through June 30, 2017 and Ordinary losses realized during the period January 1, 2017 through June 30, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO REALPATH® Blend 2020 Fund	$0	$16
PIMCO REALPATH® Blend 2025 Fund	38	15
PIMCO REALPATH® Blend 2030 Fund	0	0
PIMCO REALPATH® Blend 2035 Fund	0	8
PIMCO REALPATH® Blend 2040 Fund	0	10
PIMCO REALPATH® Blend 2045 Fund	0	17
PIMCO REALPATH® Blend 2050 Fund	0	12
PIMCO REALPATH® Blend 2055 Fund	6	18
PIMCO REALPATH® Blend Income Fund	0	11

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
PIMCO REALPATH® Blend 2020 Fund	$10,246	$444	$0	$444
PIMCO REALPATH® Blend 2025 Fund	9,498	404	(3)	401
PIMCO REALPATH® Blend 2030 Fund	14,980	965	0	965
PIMCO REALPATH® Blend 2035 Fund	19,262	1,008	0	1,008
PIMCO REALPATH® Blend 2040 Fund	28,711	806	(5)	801
PIMCO REALPATH® Blend 2045 Fund	38,395	868	(8)	860
PIMCO REALPATH® Blend 2050 Fund	45,440	1,069	(8)	1,061
PIMCO REALPATH® Blend 2055 Fund	7,751	452	(2)	450
PIMCO REALPATH® Blend Income Fund	7,231	295	(5)	290

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, and return of capital adjustments.

ANNUAL REPORT	JUNE 30, 2017	87

Notes to Financial Statements (Cont.)

June 30, 2017

For the fiscal years ended June 30, 2017 and June 30, 2016, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2017			June 30, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO REALPATH® Blend 2020 Fund	$147	$0	$0	$117	$0	$0
PIMCO REALPATH® Blend 2025 Fund	119	0	0	122	0	0
PIMCO REALPATH® Blend 2030 Fund	190	0	0	118	0	0
PIMCO REALPATH® Blend 2035 Fund	159	0	0	114	0	0
PIMCO REALPATH® Blend 2040 Fund	111	0	0	88	0	0
PIMCO REALPATH® Blend 2045 Fund	95	0	0	83	0	0
PIMCO REALPATH® Blend 2050 Fund	109	0	0	82	0	0
PIMCO REALPATH® Blend 2055 Fund	69	0	0	81	0	0
PIMCO REALPATH® Blend Income Fund	114	0	0	110	0	3

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

88	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of the PIMCO REALPATH™ Blend 2020 Fund, PIMCO REALPATH™ Blend 2025 Fund, PIMCO REALPATH™ Blend 2030 Fund, PIMCO REALPATH™ Blend 2035 Fund, PIMCO REALPATH™ Blend 2040 Fund, PIMCO REALPATH™ Blend 2045 Fund, PIMCO REALPATH™ Blend 2050 Fund, PIMCO REALPATH™ Blend 2055 Fund, and PIMCO REALPATH™ Blend Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO REALPATH™ Blend 2020 Fund, PIMCO REALPATH™ Blend 2025 Fund, PIMCO REALPATH™ Blend 2030 Fund, PIMCO REALPATH™ Blend 2035 Fund, PIMCO REALPATH™ Blend 2040 Fund, PIMCO REALPATH™ Blend 2045 Fund, PIMCO REALPATH™ Blend 2050 Fund, PIMCO REALPATH™ Blend 2055 Fund, and PIMCO REALPATH™ Blend Income Fund, (nine of the funds constituting the PIMCO Equity Series®, hereafter referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 24, 2017

ANNUAL REPORT	JUNE 30, 2017	89

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
CBK	Citibank N.A.	GST	Goldman Sachs International	JPM	JPMorgan Chase Bank N.A.
FBF	Credit Suisse International

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

Index/Spread Abbreviations:
BCOMTR	Bloomberg Commodity Index Total Return	DWRTFT	Dow Jones Wilshire REIT Total Return Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

90	PIMCO EQUITY SERIES

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2017 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2017 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO REALPATH® Blend 2020 Fund	0.00%	0.00%	$0	$0
PIMCO REALPATH® Blend 2025 Fund	0.00%	0.00%	0	0
PIMCO REALPATH® Blend 2030 Fund	0.00%	0.00%	0	0
PIMCO REALPATH® Blend 2035 Fund	0.00%	0.00%	0	0
PIMCO REALPATH® Blend 2040 Fund	0.00%	0.00%	0	0
PIMCO REALPATH® Blend 2045 Fund	0.00%	0.00%	0	0
PIMCO REALPATH® Blend 2050 Fund	0.00%	0.00%	0	0
PIMCO REALPATH® Blend 2055 Fund	0.00%	0.00%	0	0
PIMCO REALPATH® Blend Income Fund	0.00%	0.00%	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	JUNE 30, 2017	91

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	163	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Independent Trustees

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	163	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	163	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	02/2016 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	163	Trustee, PIMCO Equity Series VIT; Lead Independent Trustee, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2017.
[1]	Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

92	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director, Chief Administrative Officer and Co-Chief Operating Officer PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2017.

ANNUAL REPORT	JUNE 30, 2017	93

Management of the Trust (Cont.)

(Unaudited)

†

The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

94	PIMCO EQUITY SERIES

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

ANNUAL REPORT	JUNE 30, 2017	95

Privacy Policy1 (Cont.)

(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

96	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES3002AR_063017

PIMCO Equity Series®

Annual Report

June 30, 2017

PIMCO RAE Fundamental Emerging Markets Fund

PIMCO RAE Fundamental Global Fund

PIMCO RAE Fundamental Global ex-US Fund

PIMCO RAE Fundamental International Fund

PIMCO RAE Fundamental US Fund

PIMCO RAE Fundamental US Small Fund

Share Classes

∎	Institutional
∎	P
∎	A
∎	C

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Fundamental Emerging Markets Fund	8	31
PIMCO RAE Fundamental Global Fund	10	40
PIMCO RAE Fundamental Global ex-US Fund	12	41
PIMCO RAE Fundamental International Fund	14	42
PIMCO RAE Fundamental US Fund	16	51
PIMCO RAE Fundamental US Small Fund	18	54

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series covering the twelve-month reporting period ended June 30, 2017. The following pages contain specific details about the investment performance of each fund and a discussion of the factors that most affected performance during the reporting period.

Highlights of the financial markets during the twelve-month reporting period include:

∎

The outcome of Brexit in June 2016, whereby U.K. voters opted to leave the European Union, prompted market volatility to rise, sovereign yields to rally significantly, and risk assets to generally underperform. Investor risk appetite returned later, however, as investors viewed the global economy as stable and expectations for further central bank easing helped anchor risk appetite. Improving commodity prices and fiscal stimulus in China also contributed to renewed investor confidence.

∎

Leading up to the U.S. presidential election on November 8, investors generally shook off a number of political developments, including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks were featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. In December, the Federal Reserve (“Fed”) raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50% to 0.75%. Furthermore, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market (“EM”) assets continued to gain over this period.

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Fed to continue on its path towards policy normalization, and led the Fed to raise the Federal Funds Rate again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and EM assets strengthened.

∎

Global developed market equities experienced strong performance amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty. International equity markets (developed ex-U.S.), as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 23.50% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 20.27% over the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 17.90%. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 31.03% over the reporting period and European equities, as represented by the MSCI Europe Index in EUR, returned 17.96% over the reporting period.

∎

EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 23.75% over the reporting period. Emerging markets benefited from an improvement in global conditions and a stabilization of macro fundamentals despite a decline in commodity prices. A more dovish Federal Reserve, lower-for-longer

2	PIMCO EQUITY SERIES

global central bank policy and an orderly rebalancing in China along with a return to growth in select countries and improving current accounts contributed to strong performance for EM equities.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, declined 2.32% for the reporting period. Yields across the U.S. Treasury yield curve rose in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, up from 1.49% on June 30, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 0.31% for the reporting period.

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series August 24, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2017	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company.

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Fundamental Global Fund invests substantially all of its assets in Institutional Class shares of the PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental International Fund (“International Fund”) and PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, the PIMCO RAE Fundamental Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, allocation risk, acquired fund risk, equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, issuer non-diversification risk, market risk, issuer risk, credit risk, distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small company risk, arbitrage risk, derivatives risk and model risk. A complete description of these and other risks is contained in the Funds’ prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and a Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Funds. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

4	PIMCO EQUITY SERIES

The value of an equity security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the Fund’s shareholders. In addition, during certain market conditions, the equity securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. A Fund may invest a significant portion of its assets in value stocks. Value stocks may perform differently from other types of stocks and the market as a whole. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Class P shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Class A	Class C	Diversification Status
PIMCO RAE Fundamental Emerging Markets Fund	06/05/15	06/05/15	06/05/15	06/05/15	06/05/15	Non-diversified
PIMCO RAE Fundamental Global Fund	06/05/15	06/05/15	06/05/15	06/05/15	06/05/15	Non-diversified
PIMCO RAE Fundamental Global ex-US Fund	06/05/15	06/05/15	06/05/15	06/05/15	06/05/15	Non-diversified
PIMCO RAE Fundamental International Fund	06/05/15	06/05/15	06/05/15	06/05/15	06/05/15	Non-diversified
PIMCO RAE Fundamental US Fund	06/05/15	06/05/15	06/05/15	06/05/15	06/05/15	Non-diversified
PIMCO RAE Fundamental US Small Fund	06/05/15	06/05/15	06/05/15	06/05/15	06/05/15	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most

ANNUAL REPORT	JUNE 30, 2017	5

Important Information About the Funds (Cont.)

recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2017	7

PIMCO RAE Fundamental Emerging Markets Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Fundamental Emerging Markets Portfolio”) through investment in the securities that comprise the RAE Fundamental Emerging Markets Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017*
	1 Year	5 Year	10 Year	Fund Inception (05/31/06)
PIMCO RAE Fundamental Emerging Markets Fund Institutional Class	27.53%	4.27%	2.98%	6.36%
PIMCO RAE Fundamental Emerging Markets Fund Class P	27.46%	4.23%	2.96%	6.35%
PIMCO RAE Fundamental Emerging Markets Fund Class A	27.06%	4.15%	2.92%	6.31%
PIMCO RAE Fundamental Emerging Markets Fund Class A (adjusted)	22.29%	3.36%	2.52%	5.94%
PIMCO RAE Fundamental Emerging Markets Fund Class C	26.13%	3.81%	2.75%	6.15%
PIMCO RAE Fundamental Emerging Markets Fund Class C (adjusted)	25.13%	3.81%	2.75%	6.15%
MSCI Emerging Markets Index±	23.75%	3.96%	1.91%	5.17%

All Fund returns are net of fees and expenses.

± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.95% for the Institutional Class shares, 1.05% for the Class P shares, 1.30% for the Class A shares and 2.05% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

8	PIMCO EQUITY SERIES

Institutional Class - PEIFX	Class P - PEPFX	Class A - PEAFX	Class C - PECFX

Geographic Breakdown as of 06/30/20171§

China	18.9%
South Korea	17.8%
Brazil	15.7%
Russia	9.5%
Taiwan	8.5%
India	6.9%
South Africa	5.4%
Hong Kong	3.7%
Poland	2.8%
Turkey	2.6%
Thailand	2.3%
Greece	1.7%
Indonesia	1.3%
Mexico	1.3%
Chile	1.1%
Other	0.5%

1 % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and selection in, materials contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Selection in financials contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and selection in, consumer staples contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and selection in, industrials contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to information technology detracted from relative returns, as the sector outperformed the benchmark index.

»	Overweight exposure to, and selection in, energy detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2017	9

PIMCO RAE Fundamental Global Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Global Fund seeks long-term capital appreciation. Under normal circumstances the Fund invests substantially all of its assets in three PIMCO Funds (the “Underlying Funds”) and equity securities that are eligible investments for the Underlying Funds. Each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Fundamental Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017
	1 Year	Fund Inception (06/05/15)
PIMCO RAE Fundamental Global Fund Institutional Class	19.60%	5.98%
PIMCO RAE Fundamental Global Fund Class P	19.49%	5.84%
PIMCO RAE Fundamental Global Fund Class A	19.18%	5.62%
PIMCO RAE Fundamental Global Fund Class A (adjusted)	14.73%	3.69%
PIMCO RAE Fundamental Global Fund Class C	18.30%	4.83%
PIMCO RAE Fundamental Global Fund Class C (adjusted)	17.30%	4.83%
MSCI All Country World Index±	18.78%	6.06%

All Fund returns are net of fees and expenses.

± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying Fund Expense), as supplemented, is 1.16% for the Institutional Class shares, 1.26% for the Class P shares, 1.51% for the Class A shares and 2.26% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

10	PIMCO EQUITY SERIES

Institutional Class - PFQIX	Class P - PFQPX	Class A - PFQAX	Class C - PFQCX

Top Holdings as of 06/30/20171§

PIMCO RAE Fundamental International Fund	49.2%
PIMCO RAE Fundamental U.S. Fund	38.2%
PIMCO RAE Fundamental Emerging Markets Fund	12.6%

1 % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and selection in, financials contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and selection in, materials contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Selection in industrials contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and selection in, consumer staples contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and selection in, real estate contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and selection in, energy detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to information technology detracted from relative returns, as the sector outperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2017	11

PIMCO RAE Fundamental Global ex-US Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Global ex-US Fund seeks long-term capital appreciation. Under normal circumstances the Fund invests substantially all of its assets in two PIMCO Funds (the “Underlying Funds”) and securities that are eligible investment for the Underlying Funds. Each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Fundamental Portfolio”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017
	1 Year	Fund Inception (06/05/15)
PIMCO RAE Fundamental Global ex-US Fund Institutional Class	23.98%	4.20%
PIMCO RAE Fundamental Global ex-US Fund Class P	23.87%	4.07%
PIMCO RAE Fundamental Global ex-US Fund Class A	23.65%	3.86%
PIMCO RAE Fundamental Global ex-US Fund Class A (adjusted)	18.98%	1.96%
PIMCO RAE Fundamental Global ex-US Fund Class C	22.68%	3.07%
PIMCO RAE Fundamental Global ex-US Fund Class C (adjusted)	21.68%	3.07%
MSCI All Country World ex US Index±	20.45%	3.28%

All Fund returns are net of fees and expenses.

± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 22 developed and 23 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying Fund Expense), as supplemented, is 1.31% for the Institutional Class shares, 1.41% for the Class P shares, 1.66% for the Class A shares and 2.41% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

12	PIMCO EQUITY SERIES

Institutional Class - PZRIX	Class P - PZRPX	Class A - PZRAX	Class C - PZRCX

Top Holdings as of 06/30/20171§

PIMCO RAE Fundamental International Fund	79.6%
PIMCO RAE Fundamental Emerging Markets Fund	20.4%

1 % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and selection in, financials contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and selection in, materials contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Selection in industrials contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and selection in, health care contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and selection in, consumer staples contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to information technology detracted from relative returns, as the sector outperformed the benchmark index.

»	Overweight exposure to, and selection in, energy detracted from relative returns as the sector and the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2017	13

PIMCO RAE Fundamental International Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental International Fund seeks long-term capital appreciation by obtaining under normal circumstances exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE Fundamental International Portfolio”) through investment in the securities that comprise the RAE Fundamental International Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017
	1 Year	Fund Inception (06/05/15)
PIMCO RAE Fundamental International Fund Institutional Class	22.76%	3.73%
PIMCO RAE Fundamental International Fund Class P	22.67%	3.64%
PIMCO RAE Fundamental International Fund Class A	22.34%	3.37%
PIMCO RAE Fundamental International Fund Class A (adjusted)	17.79%	1.47%
PIMCO RAE Fundamental International Fund Class C	21.44%	2.58%
PIMCO RAE Fundamental International Fund Class C (adjusted)	20.44%	2.58%
MSCI EAFE Index±	20.27%	3.23%

All Fund returns are net of fees and expenses.

± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.60% for the Institutional Class shares, 0.70% for the Class P shares, 0.95% for the Class A shares and 1.70% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

14	PIMCO EQUITY SERIES

Institutional Class - PPYIX	Class P - PPYPX	Class A - PPYAX	Class C - PPYCX

Geographic Breakdown as of 06/30/20171§

Japan	22.2%
United Kingdom	16.2%
France	11.8%
Germany	10.0%
Canada	7.2%
Australia	6.0%
Switzerland	5.7%
Spain	4.5%
Netherlands	3.5%
Italy	2.9%
Sweden	2.1%
Hong Kong	1.3%
Norway	1.0%
Other	5.6%

1 % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and selection in, financials contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and selection in, health care contributed to relative returns, as the sector underperformed the index and the Fund’s holdings outperformed the benchmark index.

»	Selection in industrials contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and selection in, consumer staples contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and selection in, materials contributed to relative returns as the sector and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and selection in, energy detracted from relative returns as the sector and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to information technology detracted from relative returns as the sector outperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2017	15

PIMCO RAE Fundamental US Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental US Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of U.S. companies. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE Fundamental US Portfolio”) through investment in the securities that comprise the RAE Fundamental US Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017*
	1 Year	5 Year	10 Year	Fund Inception (12/22/04)
PIMCO RAE Fundamental US Fund Institutional Class	13.33%	13.89%	6.76%	7.98%
PIMCO RAE Fundamental US Fund Class P	13.15%	13.83%	6.73%	7.96%
PIMCO RAE Fundamental US Fund Class A	12.83%	13.70%	6.67%	7.91%
PIMCO RAE Fundamental US Fund Class A (adjusted)	8.62%	12.84%	6.26%	7.58%
PIMCO RAE Fundamental US Fund Class C	11.94%	13.32%	6.49%	7.77%
PIMCO RAE Fundamental US Fund Class C (adjusted)	10.94%	13.32%	6.49%	7.77%
S&P 500 Index±	17.90%	14.63%	7.18%	7.94%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 12/31/2004.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.50% for the Institutional Class shares, 0.60% for the Class P shares, 0.90% for the Class A shares and 1.65% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

16	PIMCO EQUITY SERIES

Institutional Class - PKAIX	Class P - PKAPX	Class A - PKAAX	Class C - PKACX

Sector Breakdown as of 06/30/20171§

Financials	19.2%
Information Technology	18.0%
Health Care	11.9%
Consumer Discretionary	10.6%
Industrials	10.0%
Energy	9.1%
Consumer Staples	7.4%
Utilities	5.7%
Materials	4.2%
Telecommunication Services	3.6%
Other	0.3%

1 % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to real estate contributed to relative returns, as the sector underperformed the benchmark index.

»	Underweight exposure to healthcare contributed to relative returns, as the sector underperformed the benchmark index.

»

Underweight exposure to, and selection in, information technology detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and selection in, energy detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Selection in consumer discretionary detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and selection in, telecommunication services detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to utilities detracted from relative returns, as the sector underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2017	17

PIMCO RAE Fundamental US Small Fund

Cumulative Returns Through June 30, 2017

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of small companies economically tied to the United States. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. small companies (“RAE Fundamental US Small Portfolio”) through investment in the securities that comprise the RAE Fundamental US Small Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2017*
	1 Year	5 Year	10 Year	Fund Inception (09/29/05)
PIMCO RAE Fundamental US Small Fund Institutional Class	20.70%	14.29%	7.20%	8.40%
PIMCO RAE Fundamental US Small Fund Class P	20.59%	14.22%	7.17%	8.38%
PIMCO RAE Fundamental US Small Fund Class A	20.32%	14.09%	7.11%	8.32%
PIMCO RAE Fundamental US Small Fund Class A (adjusted)	15.83%	13.22%	6.70%	7.97%
PIMCO RAE Fundamental US Small Fund Class C	19.37%	13.75%	6.95%	8.19%
PIMCO RAE Fundamental US Small Fund Class C (adjusted)	18.37%	13.75%	6.95%	8.19%
Russell 2000® Index±	24.60%	13.70%	6.92%	8.06% ♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 9/30/2005

± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.60% for the Institutional Class shares, 0.70% for the Class P shares, 1.00% for the Class A shares and 1.75% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

18	PIMCO EQUITY SERIES

Institutional Class - PMJIX	Class P - PMJPX	Class A - PMJAX	Class C - PMJCX

Sector Breakdown as of 06/30/20171§

Industrials	19.5%
Financials	18.7%
Consumer Discretionary	17.2%
Information Technology	12.7%
Real Estate	7.7%
Health Care	6.4%
Materials	6.2%
Energy	4.2%
Utilities	3.4%
Consumer Staples	2.7%
Telecommunication Services	1.3%

1 % of Investments, at value.

§ Sector Breakdown and % of Investments excludes securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and selection in, industrials contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to real estate contributed to relative returns, as the sector underperformed the benchmark index.

»	Overweight exposure to, and selection in, consumer discretionary detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to, and selection in, healthcare detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and selection in, energy detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and selection in, telecommunication services detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to, and selection in, financials detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2017	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental Emerging Markets Fund
Institutional Class	$1,000.00	$1,118.80	$3.99	$1,000.00	$1,021.03	$3.81	0.76%
Class P	1,000.00	1,118.10	4.52	1,000.00	1,020.53	4.31	0.86
Class A	1,000.00	1,116.70	5.83	1,000.00	1,019.29	5.56	1.11
Class C	1,000.00	1,112.70	9.74	1,000.00	1,015.57	9.30	1.86
PIMCO RAE Fundamental Global Fund
Institutional Class	$1,000.00	$1,091.10	$0.10	$1,000.00	$1,024.70	$0.10	0.02%
Class P	1,000.00	1,091.30	0.62	1,000.00	1,024.20	0.60	0.12
Class A	1,000.00	1,089.40	1.92	1,000.00	1,022.96	1.86	0.37
Class C	1,000.00	1,085.00	5.79	1,000.00	1,019.24	5.61	1.12
PIMCO RAE Fundamental Global ex-US Fund
Institutional Class	$1,000.00	$1,123.10	$0.05	$1,000.00	$1,024.74	$0.05	0.01%
Class P	1,000.00	1,122.20	0.58	1,000.00	1,024.25	0.55	0.11
Class A	1,000.00	1,121.40	1.89	1,000.00	1,023.01	1.81	0.36
Class C	1,000.00	1,117.80	5.83	1,000.00	1,019.29	5.56	1.11

20	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental International Fund
Institutional Class	$1,000.00	$1,122.40	$2.68	$1,000.00	$1,022.27	$2.56	0.51%
Class P	1,000.00	1,121.60	3.21	1,000.00	1,021.77	3.06	0.61
Class A	1,000.00	1,120.40	4.52	1,000.00	1,020.53	4.31	0.86
Class C	1,000.00	1,116.40	8.45	1,000.00	1,016.81	8.05	1.61
PIMCO RAE Fundamental US Fund
Institutional Class	$1,000.00	$1,041.40	$2.08	$1,000.00	$1,022.76	$2.06	0.41%
Class P	1,000.00	1,040.50	2.58	1,000.00	1,022.27	2.56	0.51
Class A	1,000.00	1,039.60	4.10	1,000.00	1,020.78	4.06	0.81
Class C	1,000.00	1,035.00	7.87	1,000.00	1,017.06	7.80	1.56
PIMCO RAE Fundamental US Small Fund
Institutional Class	$1,000.00	$996.40	$2.52	$1,000.00	$1,022.27	$2.56	0.51%
Class P	1,000.00	995.50	3.02	1,000.00	1,021.77	3.06	0.61
Class A	1,000.00	994.60	4.50	1,000.00	1,020.28	4.56	0.91
Class C	1,000.00	990.90	8.19	1,000.00	1,016.56	8.30	1.66

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	21

Financial Highlights

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital		Total

PIMCO RAE Fundamental Emerging Markets Fund
Institutional Class
06/30/2017	$8.73	$0.20		$2.17	$2.37	$(0.27)	$0.00	$0.00		$(0.27)
06/30/2016	9.95	0.32		(1.37)	(1.05)	(0.17)	0.00	0.00		(0.17)
06/05/2015 - 06/30/2015	10.00	0.06		(0.11)	(0.05)	0.00	0.00	0.00		0.00
Class P
06/30/2017	8.70	0.23		2.12	2.35	(0.26)	0.00	0.00		(0.26)
06/30/2016	9.96	0.25		(1.33)	(1.08)	(0.18)	0.00	0.00		(0.18)
06/05/2015 - 06/30/2015	10.00	0.06		(0.10)	(0.04)	0.00	0.00	0.00		0.00
Class A
06/30/2017	8.73	0.14		2.19	2.33	(0.25)	0.00	0.00		(0.25)
06/30/2016	9.96	0.22		(1.30)	(1.08)	(0.15)	0.00	0.00		(0.15)
06/05/2015 - 06/30/2015	10.00	0.08		(0.12)	(0.04)	0.00	0.00	0.00		0.00
Class C
06/30/2017	8.67	0.12		2.12	2.24	(0.25)	0.00	0.00		(0.25)
06/30/2016	9.95	0.21		(1.36)	(1.15)	(0.13)	0.00	0.00		(0.13)
06/05/2015 - 06/30/2015	10.00	0.06		(0.11)	(0.05)	0.00	0.00	0.00		0.00

PIMCO RAE Fundamental Global Fund
Institutional Class
06/30/2017	$9.32	$0.24		$1.55	$1.79	$(0.24)	$(0.09)	$0.00		$(0.33)
06/30/2016	9.86	0.14		(0.58)	(0.44)	(0.10)	0.00	0.00		(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00		0.00
Class P
06/30/2017	9.31	0.02		1.76	1.78	(0.24)	(0.09)	0.00		(0.33)
06/30/2016	9.85	0.08		(0.52)	(0.44)	(0.10)	0.00	0.00		(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.15)	(0.15)	0.00	0.00	0.00		0.00
Class A
06/30/2017	9.29	0.18		1.57	1.75	(0.23)	(0.09)	0.00		(0.32)
06/30/2016	9.85	0.02		(0.48)	(0.46)	(0.10)	0.00	0.00		(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.15)	(0.15)	0.00	0.00	0.00		0.00
Class C
06/30/2017	9.22	0.11		1.55	1.66	(0.20)	(0.09)	0.00		(0.29)
06/30/2016	9.84	0.00		(0.52)	(0.52)	(0.10)	0.00	0.00		(0.10)
06/05/2015 - 06/30/2015	10.00	(0.01)		(0.15)	(0.16)	0.00	0.00	0.00		0.00

PIMCO RAE Fundamental Global ex-US Fund
Institutional Class
06/30/2017	$8.68	$0.22		$1.83	$2.05	$(0.22)	$0.00	$(0.02)		$(0.24)
06/30/2016	9.86	0.10		(1.18)	(1.08)	(0.10)	0.00	(0.00	)^	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00		0.00
Class P
06/30/2017	8.67	0.07		1.97	2.04	(0.22)	0.00	(0.02)		(0.24)
06/30/2016	9.86	0.09		(1.18)	(1.09)	(0.10)	0.00	(0.00	)^	(0.10)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00		0.00
Class A
06/30/2017	8.66	0.10		1.92	2.02	(0.22)	0.00	(0.02)		(0.24)
06/30/2016	9.86	(0.00)		(1.11)	(1.11)	(0.09)	0.00	(0.00	)^	(0.09)
06/05/2015 - 06/30/2015	10.00	(0.00	)^	(0.14)	(0.14)	0.00	0.00	0.00		0.00
Class C
06/30/2017	8.61	0.10		1.83	1.93	(0.18)	0.00	(0.02)		(0.20)
06/30/2016	9.85	(0.06)		(1.11)	(1.17)	(0.07)	0.00	(0.00	)^	(0.07)
06/05/2015 - 06/30/2015	10.00	(0.01)		(0.14)	(0.15)	0.00	0.00	0.00		0.00

PIMCO RAE Fundamental International Fund
Institutional Class
06/30/2017	$8.56	$0.28		$1.64	$1.92	$(0.21)	$0.00	$0.00		$(0.21)
06/30/2016	9.83	0.28		(1.32)	(1.04)	(0.08)	(0.15)	0.00		(0.23)
06/05/2015 - 06/30/2015	10.00	0.02		(0.19)	(0.17)	0.00	0.00	0.00		0.00

22	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.83	27.53%	$1,510,983	0.75%		0.96%		0.75%		0.96%		1.99%		43%
8.73	(10.32)	1,379,204	0.76		0.96		0.76		0.96		3.92		30
9.95	(0.50)	199,378	0.75	*	0.98	*	0.75	*	0.98	*	10.11	*	7

10.79	27.46	14,664	0.85		1.06		0.85		1.06		2.18		43
8.70	(10.54)	1,827	0.86		1.06		0.86		1.06		3.25		30
9.96	(0.40)	10	0.85	*	1.08	*	0.85	*	1.08	*	10.09	*	7

10.81	27.06	1,937	1.10		1.31		1.10		1.31		1.35		43
8.73	(10.61)	146	1.11		1.31		1.11		1.31		2.64		30
9.96	(0.40)	19	1.10	*	1.33	*	1.10	*	1.33	*	13.46	*	7

10.66	26.13	1,081	1.85		2.06		1.85		2.06		1.18		43
8.67	(11.33)	95	1.86		2.06		1.86		2.06		2.56		30
9.95	(0.50)	10	1.85	*	2.08	*	1.85	*	2.08	*	9.08	*	7

$10.78	19.60%	$409,144	0.01%		0.71%		0.01%		0.71%		2.36%		20%
9.32	(4.38)	282,274	0.04		0.71		0.04		0.71		1.59		13
9.86	(1.40)	38,160	0.04	*	0.86	*	0.04	*	0.86	*	(0.04	)*	2

10.76	19.49	3,127	0.11		0.81		0.11		0.81		0.22		20
9.31	(4.44)	57	0.14		0.81		0.14		0.81		0.92		13
9.85	(1.50)	10	0.14	*	0.96	*	0.14	*	0.96	*	(0.14	)*	2

10.72	19.18	1,009	0.36		1.06		0.36		1.06		1.79		20
9.29	(4.61)	286	0.39		1.06		0.39		1.06		0.23		13
9.85	(1.50)	10	0.39	*	1.21	*	0.39	*	1.21	*	(0.40	)*	2

10.59	18.30	1,469	1.11		1.81		1.11		1.81		1.11		20
9.22	(5.29)	667	1.14		1.81		1.14		1.81		(0.04)		13
9.84	(1.60)	17	1.14	*	1.96	*	1.14	*	1.96	*	(1.06	)*	2

$10.49	23.98%	$78,610	0.00	%†	0.76%		0.00	%†	0.76%		2.23%		8%
8.68	(10.93)	62,809	0.00	†	0.76		0.00	†	0.76		1.10		8
9.86	(1.40)	70,077	0.01	*	0.84	*	0.01	*	0.84	*	(0.02	)*	2

10.47	23.87	349	0.10		0.86		0.10		0.86		0.69		8
8.67	(11.07)	9	0.10		0.86		0.10		0.86		1.01		8
9.86	(1.40)	10	0.11	*	0.94	*	0.11	*	0.94	*	(0.11	)*	2

10.44	23.65	717	0.35		1.11		0.35		1.11		1.02		8
8.66	(11.29)	9	0.35		1.11		0.35		1.11		(0.02)		8
9.86	(1.40)	10	0.36	*	1.19	*	0.36	*	1.19	*	(0.37	)*	2

10.34	22.68	1,009	1.10		1.86		1.10		1.86		0.99		8
8.61	(11.90)	354	1.10		1.86		1.10		1.86		(0.67)		8
9.85	(1.50)	10	1.11	*	1.94	*	1.11	*	1.94	*	(1.12	)*	2

$10.27	22.76%	$475,759	0.50%		0.61%		0.50%		0.61%		2.90%		20%
8.56	(10.60)	247,182	0.50		0.61		0.50		0.61		3.25		39
9.83	(1.70)	151,532	0.50	*	0.64	*	0.50	*	0.64	*	2.68	*	7

ANNUAL REPORT	JUNE 30, 2017	23

Financial Highlights (Cont.)

		Investment Operations				Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental International Fund (Cont.)
Class P
06/30/2017	$8.55	$0.29		$1.62	$1.91	$(0.22)	$0.00	$0.00	$(0.22)
06/30/2016	9.83	0.28		(1.33)	(1.05)	(0.08)	(0.15)	0.00	(0.23)
06/05/2015 - 06/30/2015	10.00	0.02		(0.19)	(0.17)	0.00	0.00	0.00	0.00
Class A
06/30/2017	8.55	0.29		1.60	1.89	(0.20)	0.00	0.00	(0.20)
06/30/2016	9.83	0.34		(1.42)	(1.08)	(0.05)	(0.15)	0.00	(0.20)
06/05/2015 - 06/30/2015	10.00	0.01		(0.18)	(0.17)	0.00	0.00	0.00	0.00
Class C
06/30/2017	8.45	0.16		1.63	1.79	(0.17)	0.00	0.00	(0.17)
06/30/2016	9.83	0.28		(1.43)	(1.15)	(0.08)	(0.15)	0.00	(0.23)
06/05/2015 - 06/30/2015	10.00	0.01		(0.18)	(0.17)	0.00	0.00	0.00	0.00

PIMCO RAE Fundamental US Fund
Institutional Class
06/30/2017	$9.82	$0.22		$1.07	$1.29	$(0.22)	$(0.32)	$0.00	$(0.54)
06/30/2016	9.85	0.22		0.08	0.30	(0.11)	(0.22)	0.00	(0.33)
06/05/2015 - 06/30/2015	10.00	0.01		(0.16)	(0.15)	0.00	0.00	0.00	0.00
Class P
06/30/2017	9.81	0.21		1.06	1.27	(0.22)	(0.32)	0.00	(0.54)
06/30/2016	9.85	0.21		0.08	0.29	(0.11)	(0.22)	0.00	(0.33)
06/05/2015 - 06/30/2015	10.00	0.01		(0.16)	(0.15)	0.00	0.00	0.00	0.00
Class A
06/30/2017	9.79	0.17		1.07	1.24	(0.21)	(0.32)	0.00	(0.53)
06/30/2016	9.86	0.18		0.07	0.25	(0.10)	(0.22)	0.00	(0.32)
06/05/2015 - 06/30/2015	10.00	0.01		(0.15)	(0.14)	0.00	0.00	0.00	0.00
Class C
06/30/2017	9.71	0.09		1.06	1.15	(0.20)	(0.32)	0.00	(0.52)
06/30/2016	9.85	0.11		0.06	0.17	(0.09)	(0.22)	0.00	(0.31)
06/05/2015 - 06/30/2015	10.00	0.01		(0.16)	(0.15)	0.00	0.00	0.00	0.00

PIMCO RAE Fundamental US Small Fund
Institutional Class
06/30/2017	$9.31	$0.12		$1.81	$1.93	$(0.14)	$0.00	$0.00	$(0.14)
06/30/2016	9.93	0.10		(0.57)	(0.47)	(0.04)	(0.11)	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.01		(0.08)	(0.07)	0.00	0.00	0.00	0.00
Class P
06/30/2017	9.29	0.12		1.79	1.91	(0.13)	0.00	0.00	(0.13)
06/30/2016	9.92	0.11		(0.59)	(0.48)	(0.04)	(0.11)	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.01		(0.09)	(0.08)	0.00	0.00	0.00	0.00
Class A
06/30/2017	9.29	0.10		1.79	1.89	(0.13)	0.00	0.00	(0.13)
06/30/2016	9.92	0.08		(0.60)	(0.52)	(0.00)^	(0.11)	0.00	(0.11)
06/05/2015 - 06/30/2015	10.00	0.01		(0.09)	(0.08)	0.00	0.00	0.00	0.00
Class C
06/30/2017	9.19	0.01		1.77	1.78	(0.10)	0.00	0.00	(0.10)
06/30/2016	9.91	0.01		(0.58)	(0.57)	(0.04)	(0.11)	0.00	(0.15)
06/05/2015 - 06/30/2015	10.00	0.00	^	(0.09)	(0.09)	0.00	0.00	0.00	0.00

*	Annualized
^	Reflects an amount rounding to less than one cent.
†	Less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

24	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.24	22.67%	$4,998	0.60%		0.71%		0.60%		0.71%		3.03%		20%
8.55	(10.70)	1,041	0.60		0.71		0.60		0.71		3.24		39
9.83	(1.70)	10	0.60	*	0.74	*	0.60	*	0.74	*	2.57	*	7

10.24	22.34	323	0.85		0.96		0.85		0.96		2.99		20
8.55	(10.95)	46	0.85		0.96		0.85		0.96		3.94		39
9.83	(1.70)	10	0.85	*	0.99	*	0.85	*	0.99	*	2.32	*	7

10.07	21.44	507	1.60		1.71		1.60		1.71		1.69		20
8.45	(11.69)	300	1.60		1.71		1.60		1.71		3.28		39
9.83	(1.70)	10	1.60	*	1.74	*	1.60	*	1.74	*	1.56	*	7

$10.57	13.33%	$620,951	0.40%		0.51%		0.40%		0.51%		2.08%		31%
9.82	3.16	511,838	0.40		0.51		0.40		0.51		2.29		42
9.85	(1.50)	447,755	0.40	*	0.51	*	0.40	*	0.51	*	2.03	*	5

10.54	13.15	7,769	0.50		0.61		0.50		0.61		1.99		31
9.81	3.09	3,372	0.50		0.61		0.50		0.61		2.23		42
9.85	(1.50)	10	0.50	*	0.61	*	0.50	*	0.61	*	1.92	*	5

10.50	12.83	7,259	0.80		0.91		0.80		0.91		1.68		31
9.79	2.67	2,982	0.80		0.91		0.80		0.91		1.88		42
9.86	(1.40)	14	0.80	*	0.91	*	0.80	*	0.91	*	1.67	*	5

10.34	11.94	5,452	1.55		1.66		1.55		1.66		0.92		31
9.71	1.89	1,765	1.55		1.66		1.55		1.66		1.15		42
9.85	(1.50)	10	1.55	*	1.66	*	1.55	*	1.66	*	0.86	*	5

$11.10	20.70%	$93,541	0.50%		0.61%		0.50%		0.61%		1.13%		45%
9.31	(4.68)	81,226	0.50		0.61		0.50		0.61		1.10		85
9.93	(0.70)	46,426	0.50	*	0.73	*	0.50	*	0.73	*	1.44	*	9

11.07	20.59	3,902	0.60		0.71		0.60		0.71		1.12		45
9.29	(4.79)	1,456	0.60		0.71		0.60		0.71		1.26		85
9.92	(0.80)	10	0.60	*	0.83	*	0.60	*	0.83	*	1.33	*	9

11.05	20.32	8,549	0.90		1.01		0.90		1.01		0.88		45
9.29	(5.11)	1,699	0.90		1.01		0.90		1.01		0.85		85
9.92	(0.80)	10	0.90	*	1.13	*	0.90	*	1.13	*	1.04	*	9

10.87	19.37	558	1.65		1.76		1.65		1.76		0.08		45
9.19	(5.69)	247	1.65		1.76		1.65		1.76		0.08		85
9.91	(0.90)	10	1.65	*	1.88	*	1.65	*	1.88	*	0.28	*	9

* Annualized

^ Reflects an amount rounding to less than one cent.

† Less than 0.005%.

(a) Per share amounts based on average number of shares outstanding during the year or period.

(b) The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	JUNE 30, 2017	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Assets:
Investments, at value
Investments in securities	$1,518,120	$0	$0	$478,577	$637,823	$106,173
Investments in Affiliates	0	414,240	80,474	0	0	0
Cash	0	510	203	5,999	3,110	1,095
Foreign currency, at value	1,095	0	0	1,828	0	0
Receivable for investments sold	17,579	0	0	4	1	1
Receivable for Fund shares sold	39	31	11	600	6	0
Interest and/or dividends receivable	10,219	0	0	1,334	806	175
Reimbursement receivable from PIMCO	8	2	0	1	3	0
Other assets	0	0	0	13	0	0
Total Assets	1,547,060	414,783	80,688	488,356	641,749	107,444

Liabilities:
Financial Derivative Instruments
Over the counter	$2	$0	$0	$0	$0	$0
Payable for investments purchased	12,666	0	0	6,355	0	683
Payable for Fund shares redeemed	222	15	0	164	78	159
Overdraft due to custodian	1,991	0	0	0	0	0
Accrued investment advisory fees	376	0	0	77	82	23
Accrued supervisory and administrative fees	566	10	0	115	139	25
Accrued distribution fees	1	1	1	1	4	0
Accrued servicing fees	1	1	0	0	3	2
Accrued taxes payable	1,539	0	0	0	0	0
Other liabilities	1,031	7	2	57	12	2
Total Liabilities	18,395	34	3	6,769	318	894

Net Assets	$1,528,665	$414,749	$80,685	$481,587	$641,431	$106,550

Net Assets Consist of:
Paid in capital	$1,135,756	$361,197	$76,619	$418,947	$493,289	$87,074
Undistributed (overdistributed) net investment income	146	(6)	(3)	6,420	5,215	292
Accumulated undistributed net realized gain (loss)	58,371	4,607	(708)	(11,989)	16,271	467
Net unrealized appreciation (depreciation)	334,392	48,951	4,777	68,209	126,656	18,717

Net Assets	$1,528,665	$414,749	$80,685	$481,587	$641,431	$106,550

Cost of investments in securities	$1,182,105	$0	$0	$410,386	$511,167	$87,456
Cost of investments in Affiliates	$0	$365,289	$75,697	$0	$0	$0
Cost of foreign currency held	$1,098	$0	$0	$1,828	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Net Assets:
Institutional Class	$1,510,983	$409,144	$78,610	$475,759	$620,951	$93,541
Class P	14,664	3,127	349	4,998	7,769	3,902
Class A	1,937	1,009	717	323	7,259	8,549
Class C	1,081	1,469	1,009	507	5,452	558

Shares Issued and Outstanding:
Institutional Class	139,462	37,945	7,496	46,346	58,750	8,426
Class P	1,360	291	33	488	737	352
Class A	179	94	69	32	691	773
Class C	101	139	98	50	527	51

Net Asset Value Per Share Outstanding:
Institutional Class	$10.83	$10.78	$10.49	$10.27	$10.57	$11.10
Class P	10.79	10.76	10.47	10.24	10.54	11.07
Class A	10.81	10.72	10.44	10.24	10.50	11.05
Class C	10.66	10.59	10.34	10.07	10.34	10.87

ANNUAL REPORT	JUNE 30, 2017	27

Statements of Operations

Year Ended June 30, 2017
(Amounts in thousands†)	PIMCO RAE Fundamental Emerging Markets Fund	PIMCO RAE Fundamental Global Fund	PIMCO RAE Fundamental Global ex-US Fund	PIMCO RAE Fundamental International Fund	PIMCO RAE Fundamental US Fund	PIMCO RAE Fundamental US Small Fund

Investment Income:
Dividends, net of foreign taxes*	$41,060	$0	$0	$11,693	$14,468	$1,625
Dividends from Investments in Affiliates	0	9,109	1,584	0	0	0
Total Income	41,060	9,109	1,584	11,693	14,468	1,625

Expenses:
Investment advisory fees	7,480	1,537	284	1,028	1,453	345
Supervisory and administrative fees	6,741	1,155	249	1,032	1,473	257
Distribution fees - Class C	4	8	5	3	31	3
Servicing fees - Class A	5	1	1	1	13	12
Servicing fees - Class C	1	3	2	1	11	1
Trustee fees	167	43	9	37	71	12
Interest expense	37	1	0	4	0	0
Miscellaneous expense	73	19	3	17	29	5
Total Expenses	14,508	2,767	553	2,123	3,081	635
Waiver and/or Reimbursement by PIMCO	(3,159)	(2,682)	(541)	(380)	(653)	(111)
Net Expenses	11,349	85	12	1,743	2,428	524

Net Investment Income (Loss)	29,711	9,024	1,572	9,950	12,040	1,101

Net Realized Gain (Loss):
Investments in securities	96,989	0	0	4,238	26,145	8,359
Investments in Affiliates	0	1,825	(306)	0	0	0
Net capital gain distributions received from Affiliate investments	0	4,600	0	0	0	0
Over the counter financial derivative instruments	208	0	0	(5)	0	0
Foreign currency	(602)	0	0	(81)	0	0

Net Realized Gain (Loss)	96,595	6,425	(306)	4,152	26,145	8,359

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	239,597	0	0	56,105	33,222	8,156
Investments in Affiliates	0	51,717	13,744	0	0	0
Over the counter financial derivative instruments	(410)	0	0	0	0	0
Foreign currency assets and liabilities	439	0	0	66	0	0

Net Change in Unrealized Appreciation (Depreciation)	239,626	51,717	13,744	56,171	33,222	8,156

Net Increase (Decrease) in Net Assets Resulting from Operations	$365,932	$67,166	$15,010	$70,273	$71,407	$17,616

* Foreign tax withholdings - Dividends	$5,752	$0	$0	$1,198	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Emerging Markets Fund		PIMCO RAE Fundamental Global Fund		PIMCO RAE Fundamental Global ex-US Fund

(Amounts in thousands†)	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$29,711	$16,472	$9,024	$2,268	$1,572	$689
Net realized gain (loss)	96,595	(37,135)	6,425	2,243	(306)	(381)
Net change in unrealized appreciation (depreciation)	239,626	100,046	51,717	(2,222)	13,744	(8,010)

Net Increase (Decrease) in Net Assets Resulting from Operations	365,932	79,383	67,166	2,289	15,010	(7,702)

Distributions to Shareholders:
From net investment income
Institutional Class	(40,860)	(3,853)	(9,363)	(2,395)	(1,557)	(692)
Class P	(92)	(61)	(4)	(0)	(1)	0
Class A	(40)	(1)	(12)	(2)	(4)	0
Class C	(9)	(0)	(21)	(3)	(10)	0
From net realized capital gains
Institutional Class	0	0	(3,530)	0	0	0
Class P	0	0	(1)	0	0	0
Class A	0	0	(5)	0	0	0
Class C	0	0	(10)	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	(126)	(28)
Class P	0	0	0	0	0	(0)
Class A	0	0	0	0	0	(0)
Class C	0	0	0	0	(2)	(0)

Total Distributions(a)	(41,001)	(3,915)	(12,946)	(2,400)	(1,700)	(720)

Portfolio Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(177,538)	1,106,387	77,245	245,198	4,194	1,496

Total Increase (Decrease) in Net Assets	147,393	1,181,855	131,465	245,087	17,504	(6,926)

Net Assets:
Beginning of year	1,381,272	199,417	283,284	38,197	63,181	70,107
End of year*	$1,528,665	$1,381,272	$414,749	$283,284	$80,685	$63,181

* Including undistributed (overdistributed) net investment income of:	$146	$12,896	$(6)	$(48)	$(3)	$(3)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12, Share of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	JUNE 30, 2017	29

Statements of Changes in Net Assets (Cont.)

	PIMCO RAE Fundamental International Fund		PIMCO RAE Fundamental US Fund		PIMCO RAE Fundamental US Small Fund

(Amounts in thousands†)	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$9,950	$5,793	$12,040	$10,617	$1,101	$934
Net realized gain (loss)	4,152	(14,145)	26,145	15,976	8,359	(7,337)
Net change in unrealized appreciation (depreciation)	56,171	(10,831)	33,222	(13,066)	8,156	3,050

Net Increase (Decrease) in Net Assets Resulting from Operations	70,273	(19,183)	71,407	13,527	17,616	(3,353)

Distributions to Shareholders:
From net investment income
Institutional Class	(7,439)	(1,748)	(12,165)	(5,444)	(1,184)	(518)
Class P	(152)	(9)	(138)	(21)	(22)	(1)
Class A	(1)	(0)	(103)	(15)	(39)	(0)
Class C	(9)	(2)	(94)	(3)	(4)	(1)
From net realized capital gains
Institutional Class	0	(3,508)	(16,709)	(11,342)	0	(1,268)
Class P	0	(17)	(167)	(43)	0	(2)
Class A	0	(0)	(137)	(32)	0	(5)
Class C	0	(1)	(133)	(6)	0	(0)
Tax basis return of capital
Institutional Class	0	0	0	0	0	0
Class P	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class C	0	0	0	0	0	0

Total Distributions(a)	(7,601)	(5,285)	(29,646)	(16,906)	(1,249)	(1,795)

Portfolio Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	170,346	121,475	79,713	75,547	5,555	43,320

Total Increase (Decrease) in Net Assets	233,018	97,007	121,474	72,168	21,922	38,172

Net Assets:
Beginning of year	248,569	151,562	519,957	447,789	84,628	46,456
End of year*	$481,587	$248,569	$641,431	$519,957	$106,550	$84,628

* Including undistributed (overdistributed) net investment income of:	$6,420	$4,019	$5,215	$5,529	$292	$441

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12, Share of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund

June 30, 2017

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

COMMON STOCKS 93.1%

BRAZIL 9.9%

CONSUMER DISCRETIONARY 0.4%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	429,600	$1,421
Grendene S.A.	89,500	692
MRV Engenharia e Participacoes S.A.	381,000	1,555
Via Varejo S.A.	848,800	2,788

		6,456

CONSUMER STAPLES 0.6%
Ambev S.A. ADR	178,057	978
BRF S.A.	122,000	1,444
JBS S.A.	785,500	1,548
Marfrig Global Foods S.A. (a)	1,437,500	2,933
Natura Cosmeticos S.A.	354,800	2,752

		9,655

ENERGY 1.7%
Cosan S.A. Industria e Comercio	92,800	968
Petroleo Brasileiro S.A. SP - ADR (a)	3,145,894	25,136

		26,104

FINANCIALS 4.0%
Banco Bradesco S.A. ADR	1,847,213	15,702
Banco do Brasil S.A.	2,559,600	20,706
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	190,600	1,136
BTG Pactual Group	97,886	443
Itau Unibanco Holding S.A. SP - ADR ‘H’	1,946,454	21,509
Porto Seguro S.A.	53,800	497
Sul America S.A.	265,446	1,418

		61,411

HEALTH CARE 0.0%
Hypermarcas S.A.	33,300	279

INDUSTRIALS 0.2%
CCR S.A.	75,200	384
EcoRodovias Infraestrutura e Logistica S.A.	328,400	1,026
Embraer S.A. SP - ADR	24,676	450
Localiza Rent a Car S.A.	15,645	213

		2,073

MATERIALS 0.8%
Cia Siderurgica Nacional S.A. SP - ADR (a)	1,350,165	2,903
Duratex S.A.	409,400	1,010
Fibria Celulose S.A. SP - ADR	179,671	1,825
Gerdau S.A. SP - ADR	2,286,129	6,973

		12,711

REAL ESTATE 0.1%
BR Malls Participacoes S.A.	263,058	949
BR Properties S.A.	189,200	514

		1,463

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.4%
Telefonica Brasil S.A. ADR	180,777	$2,439
TIM Participacoes S.A. ADR	196,937	2,914

		5,353

UTILITIES 1.7%
AES Tiete Energia S.A.	401,200	1,653
Alupar Investimento S.A.	66,625	364
Cia de Saneamento Basico do Estado de Sao Paulo ADR	269,768	2,568
Cia de Saneamento de Minas Gerais-COPASA	129,000	1,558
Cia Energetica de Minas Gerais SP - ADR	3,912,976	9,391
CPFL Energia S.A. ADR	161,487	2,576
EDP - Energias do Brasil S.A.	361,500	1,548
Energisa S.A.	20,600	149
Engie Brasil Energia S.A.	76,700	785
Light S.A.	582,000	3,937
Transmissora Alianca de Energia Eletrica S.A.	163,400	1,087

		25,616

Total Brazil		151,121

CHILE 1.1%

CONSUMER DISCRETIONARY 0.0%
Ripley Corp. S.A.	809,914	621

CONSUMER STAPLES 0.2%
Cencosud S.A.	1,110,749	2,957

ENERGY 0.1%
Empresas COPEC S.A.	73,964	809

FINANCIALS 0.2%
Banco de Chile	5,031,222	659
Banco de Credito e Inversiones	9,244	517
Banco Santander Chile ADR	45,042	1,145
Sociedad Matriz del Banco de Chile S.A. ‘B’	1,734,105	703

		3,024

INDUSTRIALS 0.1%
Latam Airlines Group S.A. SP - ADR	115,177	1,275

MATERIALS 0.4%
Antofagasta PLC	247,812	2,585
CAP S.A.	276,075	2,200
Empresas CMPC S.A.	267,178	640
Sociedad Quimica y Minera de Chile S.A. SP - ADR	16,317	539

		5,964

TELECOMMUNICATION SERVICES 0.0%
Empresa Nacional de Telecomunicaciones S.A.	57,297	623

UTILITIES 0.1%
Colbun S.A.	859,160	184
Enel Americas S.A. ADR	104,841	989
Enel Chile S.A.	2,561,270	281

	SHARES	MARKET VALUE (000S)
Enel Generacion Chile S.A. ADR	8,362	$189
Inversiones Aguas Metropolitanas S.A.	237,683	399

		2,042

Total Chile		17,315

CHINA 18.8%

CONSUMER DISCRETIONARY 0.5%
Belle International Holdings Ltd.	6,457,000	5,090
Dongfeng Motor Group Co. Ltd. ‘H’	394,000	465
GOME Electrical Appliances Holding Ltd.	2,286,000	281
Zhongsheng Group Holdings Ltd.	705,000	1,315

		7,151

CONSUMER STAPLES 0.1%
Tingyi Cayman Islands Holding Corp.	1,608,000	1,907
Want Want China Holdings Ltd.	213,000	144

		2,051

ENERGY 2.8%
China Coal Energy Co. Ltd. ‘H’	1,188,000	575
China Oilfield Services Ltd.‘H’	320,000	256
China Petroleum & Chemical Corp. ‘H’	18,036,400	14,123
China Shenhua Energy Co. Ltd. ‘H’	3,193,500	7,105
CNOOC Ltd.	12,248,000	13,439
PetroChina Co. Ltd. ‘H’	10,520,000	6,436
Yanzhou Coal Mining Co. Ltd. ‘H’	1,658,000	1,486

		43,420

FINANCIALS 10.1%
Agricultural Bank of China Ltd. ‘H’	29,336,000	13,865
Bank of China Ltd. ‘H’	56,146,000	27,532
Bank of Communications Co. Ltd. ‘H’	8,872,000	6,259
China Cinda Asset Management Co. Ltd. ‘H’	1,825,000	680
China CITIC Bank Corp. Ltd. ‘H’	5,769,000	3,531
China Construction Bank Corp. ‘H’	62,530,000	48,626
China Everbright Bank Co. Ltd. ‘H’	3,046,000	1,423
China Huarong Asset Management Co. Ltd. ‘H’	3,331,000	1,296
China Life Insurance Co. Ltd. ‘H’	676,000	2,066
China Merchants Bank Co. Ltd. ‘H’	1,370,500	4,130
China Minsheng Banking Corp. Ltd. ‘H’	3,211,100	3,203
Chongqing Rural Commercial Bank Co. Ltd. ‘H’	3,150,000	2,124
Industrial & Commercial Bank of China Ltd. ‘H’	51,079,000	34,472
People’s Insurance Co. Group of China Ltd. ‘H’	3,810,000	1,600
Ping An Insurance Group Co. of China Ltd. ‘H’	299,000	1,970
Postal Savings Bank of China Co. Ltd. ‘H’	2,766,000	1,594

		154,371

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	31

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.1%
China Resources Pharmaceutical Group Ltd.	1,017,000	$1,270
Sihuan Pharmaceutical Holdings Group Ltd.	355,000	149

		1,419

INDUSTRIALS 0.9%
Air China Ltd. ‘H’	850,000	876
Beijing Capital International Airport Co. Ltd. ‘H’	316,000	445
China Communications Construction Co. Ltd. ‘H’	257,000	331
China Energy Engineering Corp. Ltd. ‘H’	1,058,000	217
China Lesso Group Holdings Ltd.	292,000	224
China Railway Construction Corp. Ltd. ‘H’	336,500	439
China Southern Airlines Co. Ltd. ‘H’	760,000	642
Guangshen Railway Co. Ltd. ‘H’	932,000	462
Harbin Electric Co. Ltd. ‘H’	1,388,000	701
Qinhuangdao Port Co. Ltd. ‘H’	500,000	178
Shanghai Electric Group Co. Ltd. ‘H’	992,000	476
Shenzhen Expressway Co. Ltd. ‘H’	146,000	133
Sinopec Engineering Group Co. Ltd. ‘H’	1,143,500	1,030
Sinotrans Ltd. ‘H’	1,089,000	558
Sinotruk Hong Kong Ltd.	1,248,500	906
Weichai Power Co. Ltd. ‘H’	1,616,000	1,412
Yangzijiang Shipbuilding Holdings Ltd.	1,465,700	1,267
Zhejiang Expressway Co. Ltd. ‘H’	1,326,000	1,732
Zoomlion Heavy Industry Science and Technology Co. Ltd. ‘H’	1,754,400	854

		12,883

INFORMATION TECHNOLOGY 0.4%
Changyou.com Ltd. ADR (a)	13,347	517
Legend Holdings Corp. ‘H’	632,800	1,734
Lenovo Group Ltd.	3,940,000	2,487
Semiconductor Manufacturing International Corp. (a)	445,000	516
Sohu.com, Inc. (a)	16,875	760

		6,014

MATERIALS 0.9%
Angang Steel Co. Ltd. ‘H’	802,000	597
Anhui Conch Cement Co. Ltd. ‘H’	362,500	1,260
China BlueChemical Ltd. ‘H’	2,306,000	543
China Hongqiao Group Ltd.	872,500	394
China National Building Material Co. Ltd. ‘H’	13,962,000	8,293
China National Materials Co. Ltd. ‘H’	1,261,000	418
China Zhongwang Holdings Ltd.	972,800	427
Fosun International Ltd.	190,000	297
Jiangxi Copper Co. Ltd. ‘H’	480,000	788
Maanshan Iron & Steel Co. Ltd. ‘H’ (a)	532,000	212

		13,229

	SHARES	MARKET VALUE (000S)
REAL ESTATE 2.3%
Agile Group Holdings Ltd.	3,652,000	$3,344
Beijing Capital Land Ltd. ‘H’	442,000	209
China Evergrande Group	3,342,000	5,996
CIFI Holdings Group Co. Ltd.	954,000	424
Country Garden Holdings Co. Ltd.	4,155,000	4,820
Fantasia Holdings Group Co. Ltd.	1,207,500	173
Future Land Development Holdings Ltd.	3,107,138	1,186
Greentown China Holdings Ltd.	2,092,500	2,305
Guangzhou R&F Properties Co. Ltd. ‘H’	2,471,400	3,843
Kaisa Group Holdings Ltd. (a)	2,212,000	700
KWG Property Holding Ltd.	2,471,000	1,655
Logan Property Holdings Co. Ltd.	658,000	434
Longfor Properties Co. Ltd.	346,500	744
Powerlong Real Estate Holdings Ltd.	2,201,000	947
Red Star Macalline Group Corp. Ltd. ‘H’	346,800	355
Shui On Land Ltd.	5,167,500	1,251
Sino-Ocean Group Holding Ltd.	4,336,000	2,121
SOHO China Ltd.	4,231,000	2,087
Sunac China Holdings Ltd.	621,000	1,297
Yuzhou Properties Co. Ltd.	1,561,000	919

		34,810

TELECOMMUNICATION SERVICES 0.4%
China Communications Services Corp. Ltd. ‘H’	3,368,000	1,940
China Telecom Corp. Ltd. ‘H’	9,642,000	4,579

		6,519

UTILITIES 0.3%
Beijing Jingneng Clean Energy Co. Ltd. ‘H’	604,000	178
China Longyuan Power Group Corp. Ltd. ‘H’	510,000	371
Datang International Power Generation Co. Ltd. ‘H’	5,794,000	1,847
Huadian Fuxin Energy Corp. Ltd. ‘H’	3,324,000	796
Huadian Power International Corp. Ltd. ‘H’	894,000	399
Huaneng Power International, Inc. ‘H’	2,350,000	1,632

		5,223

Total China		287,090

CYPRUS 0.0%

FINANCIALS 0.0%
Bank of Cyprus Holdings PLC (a)	49,534	183

Total Cyprus		183

GREECE 1.6%

CONSUMER DISCRETIONARY 0.2%
FF Group (a)	29,782	728
OPAP S.A.	249,515	2,821

		3,549

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.2%
Alpha Bank AE (a)	2,762,065	$6,808
Eurobank Ergasias S.A. (a)	706,769	790
National Bank of Greece S.A. (a)	18,649,200	7,097
Piraeus Bank S.A. (a)	14,660,353	3,594

		18,289

TELECOMMUNICATION SERVICES 0.1%
Hellenic Telecommunications Organization S.A.	189,955	2,286

UTILITIES 0.1%
Admie IPTO S.A. (a)	267,829	685
Public Power Corp. S.A.	136,634	342

		1,027

Total Greece		25,151

HONG KONG 3.7%

CONSUMER DISCRETIONARY 0.0%
China Travel International Investment Hong Kong Ltd.	672,000	194
Dah Chong Hong Holdings Ltd.	600,000	275

		469

CONSUMER STAPLES 0.5%
China Agri-Industries Holdings Ltd.	2,582,000	1,071
China Resources Beer Holdings Co. Ltd.	2,198,000	5,543

		6,614

ENERGY 0.1%
Kunlun Energy Co. Ltd.	2,212,000	1,875

FINANCIALS 0.5%
BOC Hong Kong Holdings Ltd.	971,000	4,647
China Taiping Insurance Holdings Co. Ltd.	1,085,800	2,753
Far East Horizon Ltd.	193,000	168

		7,568

INDUSTRIALS 0.4%
China Merchants Port Holdings Co. Ltd.	236,000	654
CITIC Ltd.	1,078,000	1,621
COSCO SHIPPING Ports Ltd.	1,698,000	1,992
Shanghai Industrial Holdings Ltd.	793,000	2,346

		6,613

MATERIALS 0.2%
China Resources Cement Holdings Ltd.	3,436,000	1,707
Shougang Fushan Resources Group Ltd.	6,556,000	1,217

		2,924

REAL ESTATE 0.6%
China Jinmao Holdings Group Ltd.	5,120,000	2,110
China Overseas Grand Oceans Group Ltd.	1,451,000	775
China Resources Land Ltd.	342,000	996

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

	SHARES	MARKET VALUE (000S)
Poly Property Group Co. Ltd.	6,145,000	$2,701
Shenzhen Investment Ltd.	1,418,000	626
Yuexiu Property Co. Ltd.	13,208,000	2,249

		9,457

TELECOMMUNICATION SERVICES 1.0%
China Mobile Ltd.	617,500	6,547
China Unicom Hong Kong Ltd.	5,706,000	8,470

		15,017

UTILITIES 0.4%
China Power International Development Ltd.	4,402,000	1,562
China Resources Power Holdings Co. Ltd.	1,974,000	3,875

		5,437

Total Hong Kong		55,974

INDIA 6.8%

CONSUMER DISCRETIONARY 0.2%
Amtek Auto Ltd. (a)	268,817	135
Tata Motors Ltd.	483,370	3,231

		3,366

ENERGY 0.5%
Bharat Petroleum Corp. Ltd.	16,072	159
Coal India Ltd.	298,204	1,127
Hindustan Petroleum Corp. Ltd.	100,320	791
Indian Oil Corp. Ltd.	159,663	948
Oil & Natural Gas Corp. Ltd.	1,229,393	2,990
Oil India Ltd.	142,290	568
Reliance Industries Ltd. (a)	51,149	1,094

		7,677

FINANCIALS 2.2%
Allahabad Bank	1,591,625	1,666
Andhra Bank	2,124,792	1,793
Bank of Baroda	507,109	1,268
Bank of India	944,450	2,040
Canara Bank (a)	575,243	2,920
ICICI Bank Ltd.	472,490	2,126
IDBI Bank Ltd. (a)	352,020	291
Indian Bank	314,450	1,373
Indian Overseas Bank (a)	373,878	144
Oriental Bank of Commerce	1,163,410	2,544
Power Finance Corp. Ltd.	830,091	1,581
Punjab National Bank (a)	1,483,556	3,131
Rural Electrification Corp. Ltd.	1,351,785	3,592
State Bank of India	1,235,194	5,220
Syndicate Bank	990,920	1,125
UCO Bank (a)	542,251	280
Union Bank of India	1,136,760	2,591

		33,685

HEALTH CARE 0.0%
Piramal Enterprises Ltd. (a)	13,233	571

INDUSTRIALS 0.8%
Adani Enterprises Ltd. (a)	769,550	1,577
Aditya Birla Nuvo Ltd.	12,650	364
Bharat Heavy Electricals Ltd.	738,321	1,542

	SHARES	MARKET VALUE (000S)
GMR Infrastructure Ltd. (a)	605,816	$186
Jaiprakash Associates Ltd. (a)	23,971,603	8,138

		11,807

MATERIALS 2.6%
Grasim Industries Ltd.	15,594	300
Hindalco Industries Ltd.	2,358,209	6,959
Hindustan Zinc Ltd.	45,740	185
Jindal Steel & Power Ltd. (a)	3,097,033	5,889
JSW Steel Ltd.	818,758	2,571
National Aluminium Co. Ltd.	648,300	648
NMDC Ltd.	391,447	656
Steel Authority of India Ltd.	2,231,291	2,012
Tata Chemicals Ltd.	111,951	1,053
Tata Steel Ltd.	1,260,003	10,622
Vedanta Ltd.	1,576,122	6,051
Vedanta Resources PLC	307,205	2,568

		39,514

REAL ESTATE 0.0%
DLF Ltd. (a)	104,717	309

TELECOMMUNICATION SERVICES 0.1%
Bharti Airtel Ltd.	56,464	333
Reliance Communications Ltd. (a)	4,730,799	1,576

		1,909

UTILITIES 0.4%
Adani Power Ltd. (a)	509,410	234
CESC Ltd.	15,099	202
NHPC Ltd.	2,073,190	1,008
NTPC Ltd.	234,987	578
Reliance Infrastructure Ltd.	132,171	1,019
Tata Power Co. Ltd.	1,747,154	2,174

		5,215

Total India		104,053

INDONESIA 1.3%

CONSUMER DISCRETIONARY 0.1%
Astra International Tbk PT	1,699,900	1,139

CONSUMER STAPLES 0.1%
Indofood Sukses Makmur Tbk PT	1,731,900	1,118

ENERGY 0.6%
Adaro Energy Tbk PT	21,932,000	2,595
Bumi Resources Tbk PT (a)	37,992,000	967
Indo Tambangraya Megah Tbk PT	1,209,000	1,570
Tambang Batubara Bukit Asam Persero Tbk PT	1,670,718	1,499
United Tractors Tbk PT	1,188,200	2,446

		9,077

FINANCIALS 0.2%
Bank Danamon Indonesia Tbk PT	807,500	309
Bank Mandiri Persero Tbk PT	1,770,000	1,697
Bank Negara Indonesia Persero Tbk PT	2,579,400	1,268

	SHARES	MARKET VALUE (000S)
Bank Rakyat Indonesia Persero Tbk PT	1,046,700	$1,195

		4,469

INDUSTRIALS 0.0%
Berlian Laju Tanker Tbk PT (a)	707,200	0

MATERIALS 0.1%
Indah Kiat Pulp & Paper Corp. Tbk PT	782,000	150
Semen Indonesia Persero Tbk PT	764,300	573
Vale Indonesia Tbk PT (a)	4,120,900	573

		1,296

TELECOMMUNICATION SERVICES 0.1%
Telekomunikasi Indonesia Persero Tbk PT	4,030,100	1,369
XL Axiata Tbk PT	694,000	177

		1,546

UTILITIES 0.1%
Perusahaan Gas Negara Persero Tbk	6,996,500	1,180

Total Indonesia		19,825

MALAYSIA 0.4%

CONSUMER DISCRETIONARY 0.1%
DRB-Hicom Bhd.	932,200	386
Genting Bhd.	64,400	141
UMW Holdings Bhd. (a)	168,300	234

		761

CONSUMER STAPLES 0.0%
British American Tobacco Malaysia Bhd.	35,700	361
Felda Global Ventures Holdings Bhd.	498,400	199

		560

FINANCIALS 0.2%
Alliance Financial Group Bhd.	225,400	202
AMMB Holdings Bhd.	443,700	504
CIMB Group Holdings Bhd.	602,600	924
Malayan Banking Bhd.	457,800	1,027
Public Bank Bhd.	32,400	153
RHB Bank Bhd.	255,900	302

		3,112

INDUSTRIALS 0.0%
AirAsia Bhd.	273,000	207
Sime Darby Bhd.	84,500	187

		394

REAL ESTATE 0.0%
Sunway Bhd.	214,900	196

TELECOMMUNICATION SERVICES 0.0%
Axiata Group Bhd.	141,600	159
Telekom Malaysia Bhd.	116,000	180

		339

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	33

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%
Malakoff Corp. Bhd.	570,600	$141
Tenaga Nasional Bhd.	111,200	366
YTL Corp. Bhd.	504,900	172
YTL Power International Bhd.	586,600	198

		877

Total Malaysia		6,239

MEXICO 1.2%

CONSUMER STAPLES 0.1%
Coca-Cola Femsa S.A.B. de C.V. SP - ADR	7,560	640
Fomento Economico Mexicano S.A.B. de C.V. SP - ADR	2,552	251

		891

FINANCIALS 0.3%
Grupo Elektra S.A.B. de C.V.	71,380	2,981
Grupo Financiero Santander Mexico S.A.B. de C.V. ADR ‘B’	135,746	1,309

		4,290

INDUSTRIALS 0.2%
Alfa S.A.B. de C.V. ‘A’	698,600	991
OHL Mexico S.A.B. de C.V.	1,626,400	2,346

		3,337

MATERIALS 0.3%
Cemex S.A.B. de C.V. SP - ADR (a)	483,345	4,553
Grupo Mexico S.A.B. de C.V. ‘B’	88,699	249
Industrias Penoles S.A.B. de C.V.	35,785	810

		5,612

TELECOMMUNICATION SERVICES 0.3%
America Movil S.A.B. de C.V. SP - ADR ‘L’	314,070	5,000

Total Mexico		19,130

PHILIPPINES 0.1%

INDUSTRIALS 0.0%
Alliance Global Group, Inc.	1,002,000	284

TELECOMMUNICATION SERVICES 0.1%
PLDT, Inc.	21,800	776

Total Philippines		1,060

POLAND 2.7%

ENERGY 0.2%
Grupa Lotos S.A. (a)	116,091	1,598
Polski Koncern Naftowy Orlen S.A.	30,026	907
Polskie Gornictwo Naftowe i Gazownictwo S.A.	699,900	1,194

		3,699

FINANCIALS 0.6%
Bank Handlowy w Warszawie S.A.	33,170	616
Bank Pekao S.A.	49,422	1,664
Getin Noble Bank S.A. (a)	742,020	282

	SHARES	MARKET VALUE (000S)
Powszechna Kasa Oszczednosci Bank Polski S.A.	361,991	$3,366
Powszechny Zaklad Ubezpieczen S.A.	313,513	3,772

		9,700

INFORMATION TECHNOLOGY 0.1%
Asseco Poland S.A.	84,037	1,106

MATERIALS 0.9%
Jastrzebska Spolka Weglowa S.A.	105,768	2,111
KGHM Polska Miedz S.A.	354,098	10,562
Synthos S.A.	523,284	685

		13,358

TELECOMMUNICATION SERVICES 0.1%
Orange Polska S.A.	1,472,553	2,039

UTILITIES 0.8%
Enea S.A. (a)	439,590	1,584
Energa S.A.	910,212	2,572
PGE Polska Grupa Energetyczna S.A.	1,352,962	4,420
Tauron Polska Energia S.A.	3,240,335	3,131

		11,707

Total Poland		41,609

RUSSIA 9.1%

CONSUMER DISCRETIONARY 0.0%
M.Video PJSC	22,020	147

CONSUMER STAPLES 0.3%
X5 Retail Group NV GDR (a)	107,111	3,712

ENERGY 5.4%
Gazprom Neft PJSC SP - ADR	55,312	847
Gazprom PJSC SP - ADR	7,625,766	30,221
Lukoil PJSC SP - ADR	507,614	24,744
Rosneft Oil, Co. PJSC GDR	1,144,700	6,228
Surgutneftegas OJSC SP - ADR	4,304,492	18,519
Tatneft PJSC SP - ADR	48,268	1,819
TMK PJSC	226,980	294

		82,672

FINANCIALS 0.4%
Sberbank of Russia PJSC SP - ADR	507,673	5,261
VTB Bank PJSC GDR	538,376	1,133

		6,394

INDUSTRIALS 0.4%
Aeroflot PJSC (a)	1,594,160	5,267

MATERIALS 1.1%
Alrosa PJSC	129,121	190
Evraz PLC (a)	1,096,360	2,953
Magnitogorsk Iron & Steel OJSC	961,400	543
Mechel PJSC SP - ADR	479,989	2,222
MMC Norilsk Nickel PJSC ADR	493,788	6,806
Novolipetsk Steel PJSC GDR	53,070	1,027

	SHARES	MARKET VALUE (000S)
PhosAgro PJSC GDR	63,904	$848
Severstal PJSC GDR	143,042	1,876

		16,465

REAL ESTATE 0.0%
LSR Group PJSC GDR	44,940	128

TELECOMMUNICATION SERVICES 0.8%
MegaFon PJSC SP - GDR	277,392	2,537
Mobile TeleSystems PJSC	1,641,590	6,560
Rostelecom PJSC	1,657,600	2,005
Sistema PJSC FC SP - GDR	392,052	1,638

		12,740

UTILITIES 0.7%
Federal Grid Co. Unified Energy System PJSC	1,191,680,000	3,471
Inter RAO UES PJSC	24,000,000	1,554
Mosenergo PJSC	6,070,000	230
Rosseti PJSC	195,285,012	2,663
RusHydro PJSC	213,528,000	2,871
Unipro PJSC	10,847,000	460

		11,249

Total Russia		138,774

SOUTH AFRICA 5.4%

CONSUMER DISCRETIONARY 0.2%
Imperial Holdings Ltd.	145,573	1,788
Tsogo Sun Holdings Ltd.	233,065	399

		2,187

CONSUMER STAPLES 0.0%
Massmart Holdings Ltd.	67,450	544

ENERGY 0.1%
Exxaro Resources Ltd.	231,552	1,645

FINANCIALS 1.8%
Barclays Africa Group Ltd.	473,358	5,205
FirstRand Ltd.	416,330	1,501
Investec Ltd.	307,525	2,268
Liberty Holdings Ltd.	362,650	3,119
MMI Holdings Ltd.	812,911	1,258
Nedbank Group Ltd.	248,883	3,974
Sanlam Ltd.	335,781	1,663
Standard Bank Group Ltd.	793,698	8,741

		27,729

HEALTH CARE 0.1%
Life Healthcare Group Holdings Ltd.	420,430	823
Netcare Ltd.	387,973	763

		1,586

INDUSTRIALS 0.3%
Barloworld Ltd.	534,733	4,447
Bidvest Group Ltd.	10,708	129

		4,576

MATERIALS 1.9%
African Rainbow Minerals Ltd.	221,960	1,429
AngloGold Ashanti Ltd. SP - ADR	65,410	636

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

	SHARES	MARKET VALUE (000S)
Assore Ltd.	18,549	$276
Gold Fields Ltd. SP - ADR	1,019,076	3,546
Harmony Gold Mining Co. Ltd. SP - ADR	106,800	176
Impala Platinum Holdings Ltd. (a)	511,029	1,441
Kumba Iron Ore Ltd. (a)	439,228	5,739
Lonmin PLC (a)	465,481	399
Mondi Ltd.	82,719	2,142
Nampak Ltd. (a)	1,397,034	2,028
Sappi Ltd.	279,988	1,863
Sasol Ltd.	277,084	7,774
Sibanye Gold Ltd.	646,453	743

		28,192

TELECOMMUNICATION SERVICES 1.0%
MTN Group Ltd.	1,359,517	11,852
Telkom S.A. SOC Ltd.	552,228	2,598
Vodacom Group Ltd.	116,439	1,463

		15,913

Total South Africa		82,372

SOUTH KOREA 17.7%

CONSUMER DISCRETIONARY 3.1%
CJ O Shopping Co. Ltd.	9,412	1,575
Hankook Tire Co. Ltd.	16,010	890
Hyundai Department Store Co. Ltd.	4,226	408
Hyundai Mobis Co. Ltd.	6,479	1,417
Hyundai Motor Co.	123,531	17,223
Hyundai Wia Corp.	8,872	541
Kia Motors Corp.	146,976	4,909
Kumho Tire Co., Inc. (a)	268,130	1,760
LG Electronics, Inc.	172,563	12,106
LOTTE Himart Co. Ltd.	5,986	365
Lotte Shopping Co. Ltd.	18,175	4,823
Mando Corp.	1,777	400
Shinsegae, Inc.	6,554	1,315

		47,732

CONSUMER STAPLES 0.3%
CJ CheilJedang Corp.	442	140
E-MART, Inc.	12,197	2,499
Hite Jinro Co. Ltd.	45,670	930
KT&G Corp.	1,593	163

		3,732

ENERGY 0.1%
GS Holdings Corp.	15,816	943
SK Innovation Co. Ltd.	6,086	843

		1,786

FINANCIALS 4.1%
BNK Financial Group, Inc.	164,086	1,569
DGB Financial Group, Inc.	278,723	2,874
Dongbu Insurance Co. Ltd.	2,581	153
Hana Financial Group, Inc.	318,821	12,591
Hanwha Life Insurance Co. Ltd.	447,209	2,719
Hyundai Marine & Fire Insurance Co. Ltd.	40,724	1,401
Industrial Bank of Korea	333,087	4,145
JB Financial Group Co. Ltd.	87,740	488
KB Financial Group, Inc.	196,985	9,946

	SHARES	MARKET VALUE (000S)
Mirae Asset Life Insurance Co. Ltd.	212,489	$975
Samsung Card Co. Ltd.	33,226	1,135
Samsung Fire & Marine Insurance Co. Ltd.	580	143
Samsung Life Insurance Co. Ltd.	38,138	3,899
Shinhan Financial Group Co. Ltd.	213,030	9,191
Tongyang Life Insurance Co. Ltd.	106,230	927
Woori Bank	656,720	10,579

		62,735

INDUSTRIALS 1.7%
Asiana Airlines, Inc. (a)	323,370	1,732
CJ Corp.	11,302	1,872
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	11,015	0
Doosan Corp.	19,319	2,010
Doosan Heavy Industries & Construction Co. Ltd.	115,666	2,119
Doosan Infracore Co. Ltd. (a)	450,573	3,335
Hanwha Corp.	51,545	2,136
Hyundai Construction Equipment Co. Ltd. (a)	1,184	356
Hyundai Electric & Energy System Co. Ltd. (a)	1,226	334
Hyundai Engineering & Construction Co. Ltd.	20,518	827
KCC Corp.	412	157
Korean Air Lines Co. Ltd. (a)	137,682	4,657
LG Corp.	3,107	210
LS Corp.	52,554	3,350
Samsung Heavy Industries Co. Ltd.	112,012	1,220
SK Networks Co. Ltd.	285,395	1,559

		25,874

INFORMATION TECHNOLOGY 4.8%
Hyundai Robotics Co. Ltd. (a)	3,980	1,345
LG Display Co. Ltd.	156,771	5,070
LG Innotek Co. Ltd.	2,238	323
Samsung Electro-Mechanics Co. Ltd.	8,909	795
Samsung Electronics Co. Ltd.	29,756	61,976
SK Hynix, Inc.	75,360	4,437

		73,946

MATERIALS 1.6%
Dongkuk Steel Mill Co. Ltd.	211,184	2,700
Hanwha Chemical Corp.	13,300	351
Hyundai Steel Co.	55,142	2,995
Kolon Industries, Inc.	15,204	916
LG Chem Ltd.	552	140
POSCO	71,181	17,830

		24,932

TELECOMMUNICATION SERVICES 1.5%
KT Corp. SP - ADR	640,194	10,653
LG Uplus Corp.	456,767	6,229
SK Telecom Co. Ltd. SP - ADR	210,295	5,398

		22,280

UTILITIES 0.5%
Korea Electric Power Corp.	114,261	4,074
Korea Gas Corp.	65,231	3,034

		7,108

Total South Korea		270,125

	SHARES	MARKET VALUE (000S)
TAIWAN 8.4%

CONSUMER DISCRETIONARY 0.3%
Cheng Shin Rubber Industry Co. Ltd.	358,000	$761
Far Eastern Department Stores Ltd.	1,029,000	533
Formosa Taffeta Co. Ltd.	360,000	361
Pou Chen Corp.	951,000	1,315
Ruentex Industries Ltd.	554,000	827
Yulon Motor Co. Ltd.	825,000	740

		4,537

CONSUMER STAPLES 0.1%
Uni-President Enterprises Corp.	922,640	1,850

FINANCIALS 1.5%
Cathay Financial Holding Co. Ltd.	1,345,000	2,214
Chailease Holding Co. Ltd.	184,000	513
China Development Financial Holding Corp.	4,950,000	1,437
China Life Insurance Co. Ltd.	4,007,632	3,995
CTBC Financial Holding Co. Ltd.	1,404,000	920
First Financial Holding Co. Ltd.	723,000	483
Fubon Financial Holding Co. Ltd. (a)	997,000	1,587
Hua Nan Financial Holdings Co. Ltd.	1,475,948	856
Mega Financial Holding Co. Ltd.	2,558,658	2,127
Mercuries Life Insurance Co. Ltd. (a)	1,155,000	600
Shanghai Commercial & Savings Bank Ltd.	849,663	876
Shin Kong Financial Holding Co. Ltd. (a)	9,427,903	2,508
SinoPac Financial Holdings Co. Ltd.	5,044,601	1,542
Taishin Financial Holding Co. Ltd.	3,908,772	1,779
Taiwan Business Bank	3,382,750	945
Taiwan Cooperative Financial Holding Co. Ltd.	377,710	200
Yuanta Financial Holding Co. Ltd.	1,406,000	619

		23,201

INDUSTRIALS 0.3%
China Airlines Ltd.	1,480,000	449
Far Eastern New Century Corp.	3,344,520	2,719
Taiwan High Speed Rail Corp.	479,000	401
Teco Electric and Machinery Co. Ltd.	856,000	822

		4,391

INFORMATION TECHNOLOGY 5.3%
Acer, Inc.	3,744,000	1,961
Advanced Semiconductor Engineering, Inc.	844,580	1,083
Asustek Computer, Inc.	360,000	3,400
AU Optronics Corp.	12,790,000	5,838
Catcher Technology Co. Ltd.	13,000	155
Compal Electronics, Inc.	5,187,000	3,494
Foxconn Technology Co. Ltd.	102,000	308
Hon Hai Precision Industry Co. Ltd.	2,705,145	10,399
HTC Corp.	1,888,000	4,502
Innolux Corp.	16,172,000	8,444

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	35

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Inventec Corp.	1,702,000	$1,386
Lite-On Technology Corp.	2,142,035	3,516
MediaTek, Inc.	294,000	2,515
Novatek Microelectronics Corp.	254,000	1,026
Pegatron Corp.	220,000	688
Powertech Technology, Inc.	397,000	1,225
Quanta Computer, Inc.	1,026,000	2,427
Siliconware Precision Industries Co. Ltd.	380,000	614
Synnex Technology International Corp.	1,115,650	1,250
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	248,224	8,678
TPK Holding Co. Ltd.	1,280,000	3,922
Unimicron Technology Corp.	2,767,000	1,605
United Microelectronics Corp.	12,482,000	6,058
Wistron Corp.	4,673,358	4,750
WPG Holdings Ltd.	1,304,000	1,740
Yageo Corp.	236,036	822
Zhen Ding Technology Holding Ltd.	61,000	144

		81,950

MATERIALS 0.6%
Asia Cement Corp.	2,028,000	1,739
China Steel Corp.	2,740,000	2,228
Formosa Chemicals & Fibre Corp.	201,000	631
Formosa Plastics Corp.	118,000	360
Nan Ya Plastics Corp.	223,000	553
Taiwan Cement Corp.	2,682,000	3,101

		8,612

REAL ESTATE 0.1%
Farglory Land Development Co. Ltd.	297,000	381
Highwealth Construction Corp.	437,000	723

		1,104

TELECOMMUNICATION SERVICES 0.2%
Chunghwa Telecom Co. Ltd.	661,000	2,345
Far EasTone Telecommunications Co. Ltd.	178,000	453

		2,798

Total Taiwan		128,443

THAILAND 2.3%

CONSUMER STAPLES 0.0%
Charoen Pokphand Foods PCL	385,300	281

ENERGY 0.8%
Banpu PCL	4,433,500	2,165
PTT Exploration & Production PCL	1,758,200	4,459
PTT PCL	586,700	6,385

		13,009

FINANCIALS 0.9%
Bangkok Bank PCL	665,500	3,622
Kasikornbank PCL	349,200	2,039
Krung Thai Bank PCL	3,772,475	2,086
Siam Commercial Bank PCL	630,600	2,883
Thanachart Capital PCL	1,852,600	2,506

	SHARES	MARKET VALUE (000S)
Tisco Financial Group PCL	172,200	$385

		13,521

INDUSTRIALS 0.3%
Thai Airways International PCL (a)	7,482,300	4,269

MATERIALS 0.1%
PTT Global Chemical PCL	591,800	1,193

REAL ESTATE 0.0%
Pruksa Holding PCL	235,200	154

TELECOMMUNICATION SERVICES 0.2%
Total Access Communication PCL	2,010,500	3,104

Total Thailand		35,531

TURKEY 2.6%

CONSUMER DISCRETIONARY 0.0%
Arcelik A/S	76,440	566
Vestel Elektronik Sanayi ve Ticaret A/S (a)	79,639	156

		722

CONSUMER STAPLES 0.2%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	68,830	428
Migros Ticaret A/S	250,990	1,966

		2,394

ENERGY 0.0%
Tupras Turkiye Petrol Rafinerileri A/S	12,020	346

FINANCIALS 1.8%
Akbank TAS	915,040	2,549
Haci Omer Sabanci Holding A/S	1,999,440	6,211
Turkiye Garanti Bankasi A/S	1,067,540	2,971
Turkiye Halk Bankasi A/S	1,349,500	5,044
Turkiye Is Bankasi ‘C’	2,901,660	6,144
Turkiye Vakiflar Bankasi TAO ‘D’	1,305,000	2,400
Yapi ve Kredi Bankasi A/S	1,366,510	1,743

		27,062

INDUSTRIALS 0.3%
KOC Holding A/S	268,350	1,234
TAV Havalimanlari Holding A/S	31,134	167
Turk Hava Yollari AO (a)	1,156,870	2,646
Turkiye Sise ve Cam Fabrikalari A/S	495,110	647

		4,694

MATERIALS 0.2%
Eregli Demir ve Celik Fabrikalari TAS	1,260,087	2,524

TELECOMMUNICATION SERVICES 0.1%
Turk Telekomunikasyon A/S	790,330	1,401
Turkcell Iletisim Hizmetleri A/S	189,776	624

		2,025

Total Turkey		39,767

Total Common Stocks (Cost $1,131,916)		1,423,762

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 6.2%

BRAZIL 5.8%

BANKING & FINANCE 0.2%
Banco do Estado do Rio Grande do Sul S.A.	569,400	$2,258
Itausa - Investimentos Itau S.A.	181,300	494

		2,752

INDUSTRIALS 4.4%
Braskem S.A.	277,800	2,868
Cia Brasileira de Distribuicao	395,400	7,776
Metalurgica Gerdau S.A.	7,459,500	11,191
Suzano Papel e Celulose S.A.	99,400	428
Usinas Siderurgicas de Minas Gerais S.A.	1,091,300	1,515
Vale S.A.	5,353,100	43,482

		67,260

UTILITIES 1.2%
Centrais Eletricas Brasileiras S.A.	1,218,800	6,037
Cia de Gas de Sao Paulo - COMGAS	21,900	306
Cia de Saneamento do Parana	342,000	1,125
Cia de Transmissao de Energia Eletrica Paulista	37,800	736
Cia Energetica de Sao Paulo	804,300	3,758
Cia Paranaense de Energia	355,400	2,631
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	844,222	3,224

		17,817

Total Brazil		87,829

INDIA 0.0%

INDUSTRIALS 0.0%
Vedanta Ltd.
7.500%	3,985,080	617

Total India		617

RUSSIA 0.4%

UTILITIES 0.4%
Bashneft PJSC	70,264	1,380
Transneft PJSC	1,673	4,532

		5,912

Total Russia		5,912

Total Preferred Stocks (Cost $50,189)		94,358

Total Investments in Securities (Cost $1,182,105)		1,518,120

Total Investments 99.3% (Cost $1,182,105)		$1,518,120

Financial Derivative Instruments (b) 0.0% (Cost or Premiums, net $0)		(2)

Other Assets and Liabilities, net 0.7%		10,547

Net Assets 100.0%		$1,528,665

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received		Unrealized Appreciation/ (Depreciation)
					Asset	Liability
SSB	07/2017	$645	IDR	8,571,687	$0	$(2)

Total Forward Foreign Currency Contracts					$0	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
SSB	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Arrangements, in the Notes to Financial Statements for more information regarding master arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$208	$0	$208

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(410)	$0	$(410)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	37

Schedule of Investments PIMCO RAE Fundamental Emerging Markets Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Common Stocks
Brazil
Consumer Discretionary	$6,456	$0	$0	$6,456
Consumer Staples	9,655	0	0	9,655
Energy	26,104	0	0	26,104
Financials	61,411	0	0	61,411
Health Care	279	0	0	279
Industrials	2,073	0	0	2,073
Materials	12,711	0	0	12,711
Real Estate	1,463	0	0	1,463
Telecommunication Services	5,353	0	0	5,353
Utilities	25,616	0	0	25,616
Chile
Consumer Discretionary	621	0	0	621
Consumer Staples	2,957	0	0	2,957
Energy	809	0	0	809
Financials	3,024	0	0	3,024
Industrials	1,275	0	0	1,275
Materials	3,379	2,585	0	5,964
Telecommunication Services	623	0	0	623
Utilities	2,042	0	0	2,042
China
Consumer Discretionary	0	7,151	0	7,151
Consumer Staples	0	2,051	0	2,051
Energy	0	43,420	0	43,420
Financials	0	154,371	0	154,371
Health Care	0	1,419	0	1,419
Industrials	0	12,883	0	12,883
Information Technology	1,277	4,737	0	6,014
Materials	0	12,835	394	13,229
Real Estate	355	34,455	0	34,810
Telecommunication Services	0	6,519	0	6,519
Utilities	0	5,223	0	5,223
Cyprus
Financials	183	0	0	183
Greece
Consumer Discretionary	2,821	728	0	3,549
Financials	0	18,289	0	18,289
Telecommunication Services	0	2,286	0	2,286
Utilities	685	342	0	1,027
Hong Kong
Consumer Discretionary	0	469	0	469
Consumer Staples	0	6,614	0	6,614
Energy	0	1,875	0	1,875
Financials	0	7,568	0	7,568
Industrials	0	6,613	0	6,613
Materials	0	2,924	0	2,924
Real Estate	0	9,457	0	9,457
Telecommunication Services	0	15,017	0	15,017
Utilities	0	5,437	0	5,437
India
Consumer Discretionary	0	3,366	0	3,366
Energy	0	7,677	0	7,677
Financials	0	33,685	0	33,685
Health Care	0	571	0	571
Industrials	0	11,807	0	11,807
Materials	0	39,514	0	39,514
Real Estate	0	309	0	309
Telecommunication Services	0	1,909	0	1,909
Utilities	0	5,215	0	5,215
Indonesia
Consumer Discretionary	0	1,139	0	1,139
Consumer Staples	0	1,118	0	1,118
Energy	0	9,077	0	9,077
Financials	0	4,469	0	4,469

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Materials	$150	$1,146	$0	$1,296
Telecommunication Services	0	1,546	0	1,546
Utilities	0	1,180	0	1,180
Malaysia
Consumer Discretionary	0	761	0	761
Consumer Staples	361	199	0	560
Financials	0	3,112	0	3,112
Industrials	0	394	0	394
Real Estate	0	196	0	196
Telecommunication Services	180	159	0	339
Utilities	339	538	0	877
Mexico
Consumer Staples	891	0	0	891
Financials	4,290	0	0	4,290
Industrials	3,337	0	0	3,337
Materials	5,612	0	0	5,612
Telecommunication Services	5,000	0	0	5,000
Philippines
Industrials	0	284	0	284
Telecommunication Services	0	776	0	776
Poland
Energy	0	3,699	0	3,699
Financials	282	9,418	0	9,700
Information Technology	1,106	0	0	1,106
Materials	2,111	11,247	0	13,358
Telecommunication Services	0	2,039	0	2,039
Utilities	0	11,707	0	11,707
Russia
Consumer Discretionary	147	0	0	147
Consumer Staples	3,712	0	0	3,712
Energy	7,285	75,387	0	82,672
Financials	306	6,088	0	6,394
Industrials	5,267	0	0	5,267
Materials	4,343	12,122	0	16,465
Real Estate	128	0	0	128
Telecommunication Services	1,915	10,825	0	12,740
Utilities	230	11,019	0	11,249
South Africa
Consumer Discretionary	0	2,187	0	2,187
Consumer Staples	544	0	0	544
Energy	0	1,645	0	1,645
Financials	3,526	24,203	0	27,729
Health Care	0	1,586	0	1,586
Industrials	4,447	129	0	4,576
Materials	4,634	23,558	0	28,192
Telecommunication Services	2,598	13,315	0	15,913
South Korea
Consumer Discretionary	365	47,367	0	47,732
Consumer Staples	0	3,732	0	3,732
Energy	0	1,786	0	1,786
Financials	0	62,735	0	62,735
Industrials	690	25,184	0	25,874
Information Technology	1,345	72,601	0	73,946
Materials	0	24,932	0	24,932
Telecommunication Services	16,051	6,229	0	22,280
Utilities	0	7,108	0	7,108
Taiwan
Consumer Discretionary	0	4,537	0	4,537
Consumer Staples	0	1,850	0	1,850
Financials	876	22,325	0	23,201
Industrials	0	4,391	0	4,391
Information Technology	8,678	73,272	0	81,950
Materials	0	8,612	0	8,612
Real Estate	0	1,104	0	1,104
Telecommunication Services	0	2,798	0	2,798

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Thailand
Consumer Staples	$0	$281	$0	$281
Energy	0	13,009	0	13,009
Financials	0	13,521	0	13,521
Industrials	0	4,269	0	4,269
Materials	0	1,193	0	1,193
Real Estate	0	154	0	154
Telecommunication Services	0	3,104	0	3,104
Turkey
Consumer Discretionary	0	722	0	722
Consumer Staples	0	2,394	0	2,394
Energy	0	346	0	346
Financials	0	27,062	0	27,062
Industrials	0	4,694	0	4,694
Materials	0	2,524	0	2,524
Telecommunication Services	0	2,025	0	2,025

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Preferred Stocks
Brazil
Banking & Finance	$2,752	$0	$0	$2,752
Industrials	67,260	0	0	67,260
Utilities	17,817	0	0	17,817
India
Industrials	0	0	617	617
Russia
Utilities	0	5,912	0	5,912

Total Investments	$349,747	$1,167,362	$1,011	$1,518,120

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2)	$0	$(2)

Totals	$349,747	$1,167,360	$1,011	$1,518,118

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	39

Schedule of Investments PIMCO RAE Fundamental Global Fund

June 30, 2017

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.9%

UNITED STATES 99.9%
PIMCO RAE Fundamental Emerging Markets Fund	4,817,733	$52,176
PIMCO RAE Fundamental International Fund	19,827,487	203,628
PIMCO RAE Fundamental U.S. Fund	14,989,211	158,436

Total Mutual Funds (Cost $365,289)		414,240

Total Investments in Affiliates (Cost $365,289)		414,240

Total Investments 99.9% (Cost $365,289)		$414,240

Other Assets and Liabilities, net 0.1%		509

Net Assets 100.0%		$414,749

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Affiliates, at Value
Mutual Funds
United States	$414,240	$0	$0	$414,240

Total Investments	$414,240	$0	$0	$414,240

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2017.

40	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental Global ex-US Fund

June 30, 2017

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.7%

MUTUAL FUNDS (a) 99.7%

UNITED STATES 99.7%
PIMCO RAE Fundamental Emerging Markets Fund	1,515,563	$16,414
PIMCO RAE Fundamental International Fund	6,237,606	64,060

Total Mutual Funds (Cost $75,697)		80,474

Total Investments in Affiliates (Cost $75,697)		80,474

Total Investments 99.7% (Cost $75,697)		$80,474

Other Assets and Liabilities, net 0.3%		211

Net Assets 100.0%		$80,685

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Affiliates, at Value
Mutual Funds
United States	$80,474	$0	$0	$80,474

Total Investments	$80,474	$0	$0	$80,474

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	41

Schedule of Investments PIMCO RAE Fundamental International Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

COMMON STOCKS 98.6%

AUSTRALIA 5.9%

CONSUMER DISCRETIONARY 0.1%
Crown Resorts Ltd.	9,745	$92
Myer Holdings Ltd.	308,819	198
Tabcorp Holdings Ltd.	23,432	79

		369

CONSUMER STAPLES 0.6%
Coca-Cola Amatil Ltd.	27,163	193
Metcash Ltd. (a)	202,487	373
Wesfarmers Ltd.	34,666	1,069
Woolworths Ltd.	68,273	1,340

		2,975

ENERGY 0.4%
Origin Energy Ltd.	69,447	366
Whitehaven Coal Ltd.	59,987	132
Woodside Petroleum Ltd.	23,242	533
WorleyParsons Ltd.	82,106	708

		1,739

FINANCIALS 2.2%
AMP Ltd.	74,728	298
Australia & New Zealand Banking Group Ltd.	107,122	2,365
Bendigo & Adelaide Bank Ltd.	37,382	318
Commonwealth Bank of Australia	26,660	1,696
Genworth Mortgage Insurance Australia Ltd.	76,099	171
Insurance Australia Group Ltd.	20,336	106
Macquarie Group Ltd.	5,355	364
National Australia Bank Ltd.	93,313	2,123
Suncorp Group Ltd.	101,855	1,160
Westpac Banking Corp.	80,167	1,877

		10,478

HEALTH CARE 0.1%
CSL Ltd.	905	96
Primary Health Care Ltd.	95,384	267
Sonic Healthcare Ltd.	6,187	115

		478

INDUSTRIALS 0.4%
ALS Ltd.	16,979	97
Aurizon Holdings Ltd.	53,933	222
CIMIC Group Ltd.	11,237	335
Cleanaway Waste Management Ltd.	81,072	86
Downer EDI Ltd.	120,155	592
Qantas Airways Ltd.	74,039	326
Spotless Group Holdings Ltd.	204,188	180

		1,838

MATERIALS 2.0%
BHP Billiton Ltd.	263,897	4,704
BHP Billiton PLC	200,206	3,067
BlueScope Steel Ltd.	9,502	96
Boral Ltd.	34,887	186
CSR Ltd.	94,891	308
Fortescue Metals Group Ltd.	109,058	437

	SHARES	MARKET VALUE (000S)
Incitec Pivot Ltd.	57,143	$150
Mineral Resources Ltd.	25,343	211
Orica Ltd.	28,916	460
OZ Minerals Ltd.	47,937	273

		9,892

TELECOMMUNICATION SERVICES 0.1%
Telstra Corp. Ltd.	189,531	626

UTILITIES 0.0%
AGL Energy Ltd.	5,728	112
AusNet Services	75,497	101

		213

Total Australia		28,608

AUSTRIA 0.8%

ENERGY 0.2%
OMV AG	22,088	1,147

FINANCIALS 0.5%
Erste Group Bank AG	24,239	928
Raiffeisen Bank International AG (a)	38,570	974
Vienna Insurance Group AG Wiener Versicherung Gruppe	8,273	234

		2,136

INDUSTRIALS 0.0%
Oesterreichische Post AG	2,010	87

MATERIALS 0.1%
voestalpine AG	9,650	450

REAL ESTATE 0.0%
IMMOFINANZ AG	38,858	89

Total Austria		3,909

BELGIUM 0.5%

CONSUMER DISCRETIONARY 0.0%
D’ieteren S.A.	1,760	82

CONSUMER STAPLES 0.0%
Anheuser-Busch InBev S.A. NV	1,726	191

FINANCIALS 0.3%
Ageas	19,963	804
KBC Group NV	6,875	521

		1,325

INDUSTRIALS 0.0%
bpost S.A.	5,343	129

MATERIALS 0.1%
Solvay S.A.	1,536	206
Umicore S.A.	1,084	75

		281

TELECOMMUNICATION SERVICES 0.1%
Proximus S.A.	10,761	377

Total Belgium		2,385

	SHARES	MARKET VALUE (000S)
CANADA 7.0%

CONSUMER DISCRETIONARY 0.4%
Canadian Tire Corp. Ltd. ‘A’	3,033	$345
Hudson’s Bay Co.	23,931	213
Magna International, Inc.	16,971	786
Quebecor, Inc. ‘B’	5,456	181
Shaw Communications, Inc. ‘B’	10,156	222

		1,747

CONSUMER STAPLES 0.1%
Empire Co. Ltd. ‘A’	8,383	143
George Weston Ltd.	3,251	294
Loblaw Cos. Ltd.	1,714	96

		533

ENERGY 1.6%
ARC Resources Ltd.	14,563	191
Baytex Energy Corp. (a)	109,904	267
Bonavista Energy Corp.	90,205	189
Cameco Corp.	9,715	88
Canadian Natural Resources Ltd.	24,466	706
Cenovus Energy, Inc.	68,835	508
Crescent Point Energy Corp.	31,818	243
Enbridge, Inc.	4,407	176
Encana Corp.	61,078	537
Enerplus Corp.	80,574	654
Gran Tierra Energy, Inc. (a)	34,856	77
Husky Energy, Inc. (a)	48,729	553
MEG Energy Corp. (a)	52,215	153
Mullen Group Ltd.	7,992	99
Obsidian Energy Ltd. (a)	170,963	215
Pengrowth Energy Corp. (a)	130,604	103
Precision Drilling Corp. (a)	46,446	159
ShawCor Ltd.	3,629	74
Suncor Energy, Inc.	73,667	2,152
TransCanada Corp.	14,538	693
Vermilion Energy, Inc.	3,457	110

		7,947

FINANCIALS 2.8%
Bank of Montreal	25,142	1,846
Bank of Nova Scotia	39,186	2,357
Canadian Imperial Bank of Commerce	19,087	1,551
Genworth MI Canada, Inc.	6,557	180
Home Capital Group, Inc.	11,674	153
IGM Financial, Inc.	6,056	188
Manulife Financial Corp.	17,660	331
National Bank of Canada	15,138	637
Onex Corp.	6,531	523
Power Corp. of Canada	26,833	612
Power Financial Corp.	12,093	310
Royal Bank of Canada	31,902	2,316
Sun Life Financial, Inc.	9,336	334
Thomson Reuters Corp.	7,999	370
Toronto-Dominion Bank	36,442	1,837

		13,545

INDUSTRIALS 0.7%
Air Canada (a)	97,036	1,301
Bombardier, Inc. ‘B’ (a)	207,902	378
Canadian National Railway Co.	11,041	896
Canadian Pacific Railway Ltd.	976	157

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

	SHARES	MARKET VALUE (000S)
Finning International, Inc.	11,220	$220
Russel Metals, Inc.	5,372	108
SNC-Lavalin Group, Inc. (b)	2,086	90
TFI International, Inc.	6,281	135
WestJet Airlines Ltd.	15,975	285

		3,570

INFORMATION TECHNOLOGY 0.1%
BlackBerry Ltd. (a)	28,217	282

MATERIALS 0.8%
Agrium, Inc.	5,455	494
Barrick Gold Corp.	14,322	228
First Quantum Minerals Ltd.	47,080	398
Goldcorp, Inc.	6,192	80
IAMGOLD Corp. (a)	18,751	97
Kinross Gold Corp. (a)	21,021	86
Lundin Mining Corp.	24,000	136
Potash Corp. of Saskatchewan, Inc.	57,789	942
Teck Resources Ltd. ‘B’	79,696	1,381
Yamana Gold, Inc.	75,980	185

		4,027

TELECOMMUNICATION SERVICES 0.2%
BCE, Inc.	6,682	301
Rogers Communications, Inc. ‘B’	5,930	280
TELUS Corp.	10,955	378

		959

UTILITIES 0.3%
Atco Ltd. ‘I’	9,893	387
Capital Power Corp.	15,751	295
Just Energy Group, Inc.	17,786	93
Superior Plus Corp.	13,969	123
TransAlta Corp.	50,791	325

		1,223

Total Canada		33,833

DENMARK 0.8%

CONSUMER STAPLES 0.1%
Carlsberg A/S ‘B’	3,652	390

FINANCIALS 0.1%
Danske Bank A/S	8,602	331

INDUSTRIALS 0.5%
AP Moller - Maersk A/S ‘B’	866	1,744
ISS A/S	21,918	861

		2,605

TELECOMMUNICATION SERVICES 0.1%
TDC A/S	106,499	619

Total Denmark		3,945

FINLAND 0.6%

CONSUMER DISCRETIONARY 0.0%
Nokian Renkaat Oyj	828	34

CONSUMER STAPLES 0.1%
Kesko Oyj ‘B’	6,732	342

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%
Metso Oyj	9,826	$341
Wartsila Oyj Abp	1,535	91

		432

MATERIALS 0.3%
Stora Enso Oyj ‘R’	46,725	604
UPM-Kymmene Oyj	28,438	811

		1,415

UTILITIES 0.1%
Fortum Oyj	35,514	557

Total Finland		2,780

FRANCE 11.8%

CONSUMER DISCRETIONARY 1.7%
Accor S.A.	2,130	100
Christian Dior SE	1,832	524
Cie Generale des Etablissements Michelin	10,671	1,420
Elior Group	9,792	285
Eutelsat Communications S.A.	3,109	79
Havas S.A.	8,868	93
Kering	1,755	598
Lagardere S.C.A.	24,634	777
LVMH Moet Hennessy Louis Vuitton SE	3,301	825
Peugeot S.A.	35,015	698
Publicis Groupe S.A.	5,233	390
Renault S.A.	5,421	491
Television Francaise 1	17,632	247
Vivendi S.A.	67,966	1,513

		8,040

CONSUMER STAPLES 0.7%
Carrefour S.A.	60,683	1,534
Casino Guichard Perrachon S.A.	19,089	1,131
Danone S.A.	6,570	493
Pernod-Ricard S.A.	1,369	183

		3,341

ENERGY 0.8%
CGG S.A. (a)	13,511	62
Total S.A.	65,269	3,241
Vallourec S.A.	74,134	451

		3,754

FINANCIALS 3.2%
AXA S.A.	72,402	1,983
BNP Paribas S.A.	75,633	5,445
CNP Assurances	18,029	405
Credit Agricole S.A.	111,086	1,789
Eurazeo S.A.	6,206	466
Natixis S.A.	59,775	401
SCOR SE	8,919	354
Societe Generale S.A.	87,839	4,737
Wendel S.A.	782	116

		15,696

HEALTH CARE 1.2%
Sanofi	60,659	5,812

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 2.4%
Air France-KLM (a)	225,746	$3,222
Airbus SE	2,139	177
Alstom S.A. (a)	12,527	437
Bouygues S.A.	30,532	1,286
Cie de Saint-Gobain	33,348	1,781
Eiffage S.A.	7,802	709
Rexel S.A.	42,624	697
Safran S.A.	2,075	190
Schneider Electric SE	14,000	1,076
Teleperformance	1,325	170
Vinci S.A.	19,233	1,641
Zodiac Aerospace	3,535	96

		11,482

INFORMATION TECHNOLOGY 0.2%
Atos SE	4,985	700
Capgemini S.A.	1,115	115

		815

MATERIALS 0.1%
Air Liquide S.A.	3,225	398
Arkema S.A.	2,292	245

		643

TELECOMMUNICATION SERVICES 0.4%
Orange S.A.	115,355	1,836

UTILITIES 1.1%
Electricite de France S.A.	148,177	1,606
Engie S.A.	199,572	3,012
Suez	18,973	351
Veolia Environnement S.A.	14,942	316

		5,285

Total France		56,704

GERMANY 9.4%

CONSUMER DISCRETIONARY 1.2%
adidas AG	4,109	788
Bayerische Motoren Werke AG	21,132	1,966
Continental AG	829	179
Daimler AG	37,411	2,713
Hugo Boss AG	2,348	165

		5,811

CONSUMER STAPLES 0.4%
METRO AG	46,685	1,577
Suedzucker AG	13,058	273

		1,850

FINANCIALS 2.1%
Commerzbank AG	257,031	3,069
Deutsche Bank AG	251,623	4,474
Deutsche Pfandbriefbank AG	19,759	244
Hannover Rueck SE	1,825	219
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	8,958	1,813
Talanx AG	11,984	448

		10,267

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	43

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.6%
Bayer AG	17,883	$2,318
Fresenius Medical Care AG & Co. KGaA	999	96
Fresenius SE & Co. KGaA	3,247	279
Rhoen Klinikum AG	3,842	112

		2,805

INDUSTRIALS 1.9%
Bilfinger SE	9,098	357
Deutsche Lufthansa AG	129,101	2,942
Deutsche Post AG	62,555	2,348
Fraport AG Frankfurt Airport Services Worldwide	2,343	207
GEA Group AG	2,796	115
Hochtief AG	2,577	473
OSRAM Licht AG	1,901	152
Rheinmetall AG	2,691	256
Siemens AG	16,469	2,266

		9,116

INFORMATION TECHNOLOGY 0.2%
Infineon Technologies AG	3,956	84
SAP SE	6,895	722

		806

MATERIALS 1.4%
BASF SE	33,364	3,096
Evonik Industries AG	10,583	339
HeidelbergCement AG	5,429	526
K+S AG	23,398	601
Lanxess AG	5,704	433
Linde AG	4,052	771
Salzgitter AG	13,342	545
thyssenkrupp AG	11,252	321

		6,632

TELECOMMUNICATION SERVICES 0.2%
Deutsche Telekom AG	66,088	1,191

UTILITIES 1.4%
E.ON SE	258,286	2,438
Innogy SE	7,794	307
RWE AG (a)	188,488	3,765
Uniper SE	20,811	391

		6,901

Total Germany		45,379

HONG KONG 1.3%

CONSUMER DISCRETIONARY 0.1%
Galaxy Entertainment Group Ltd.	15,000	91
Li & Fung Ltd.	152,000	55
SJM Holdings Ltd.	384,000	405

		551

FINANCIALS 0.0%
Hang Seng Bank Ltd.	4,400	92

INDUSTRIALS 0.1%
Cathay Pacific Airways Ltd.	177,000	275
MTR Corp. Ltd.	16,500	93

	SHARES	MARKET VALUE (000S)
Noble Group Ltd.	188,480	$63
Orient Overseas International Ltd.	13,000	93

		524

INFORMATION TECHNOLOGY 0.1%
Kingboard Chemical Holdings Ltd.	104,500	416

MATERIALS 0.0%
Nine Dragons Paper Holdings Ltd.	67,000	89

REAL ESTATE 0.9%
Hang Lung Group Ltd.	63,000	261
Hang Lung Properties Ltd.	22,000	55
Hongkong Land Holdings Ltd.	12,000	88
Hysan Development Co. Ltd.	23,000	110
Kerry Properties Ltd.	105,000	356
New World Development Co. Ltd.	450,000	570
Shimao Property Holdings Ltd.	212,000	363
Sino Land Co. Ltd.	46,000	75
Sun Hung Kai Properties Ltd.	36,000	529
Swire Pacific Ltd. ‘A’	56,500	552
Wharf Holdings Ltd.	79,000	654
Wheelock & Co. Ltd.	58,000	437

		4,050

UTILITIES 0.1%
CLP Holdings Ltd.	30,500	323

Total Hong Kong		6,045

IRELAND 0.3%

CONSUMER DISCRETIONARY 0.0%
Adient PLC	1,982	129

HEALTH CARE 0.2%
Endo International PLC (a)	16,854	188
Medtronic PLC	6,131	544

		732

INDUSTRIALS 0.0%
AerCap Holdings NV (a)	3,055	142

MATERIALS 0.1%
CRH PLC	7,308	259
Smurfit Kappa Group PLC	11,551	360

		619

Total Ireland		1,622

ISRAEL 0.6%

FINANCIALS 0.3%
Bank Hapoalim BM	79,856	538
Bank Leumi Le-Israel BM	118,276	575
Israel Discount Bank Ltd.‘A’ (a)	128,545	339

		1,452

HEALTH CARE 0.1%
Teva Pharmaceutical Industries Ltd. SP - ADR	28,187	936

MATERIALS 0.1%
Israel Chemicals Ltd.	61,001	288

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.	212,013	$352

Total Israel		3,028

ITALY 2.9%

CONSUMER DISCRETIONARY 0.1%
Mediaset SpA	60,336	238

ENERGY 0.6%
Eni SpA	186,294	2,800
Saipem SpA (a)	5,521	20
Snam SpA	37,453	164

		2,984

FINANCIALS 1.4%
Assicurazioni Generali SpA	67,502	1,114
BPER Banca	45,758	229
Intesa Sanpaolo SpA	291,124	926
Mediobanca SpA	13,969	138
Poste Italiane SpA	140,770	965
UniCredit SpA	98,876	1,852
Unione di Banche Italiane SpA	212,737	917
Unipol Gruppo Finanziario SpA	91,712	403

		6,544

INDUSTRIALS 0.0%
Leonardo SpA	11,963	199

TELECOMMUNICATION SERVICES 0.1%
Telecom Italia SpA (a)	646,830	598

UTILITIES 0.7%
A2A SpA	56,502	94
Enel SpA	575,087	3,084
Hera SpA	35,558	109

		3,287

Total Italy		13,850

JAPAN 22.0%

CONSUMER DISCRETIONARY 4.3%
Aisin Seiki Co. Ltd.	8,800	452
Asatsu-DK, Inc.	3,000	75
Bandai Namco Holdings, Inc.	1,700	58
Benesse Holdings, Inc.	8,800	333
Bridgestone Corp.	25,900	1,120
DCM Holdings Co. Ltd.	17,800	156
Denso Corp.	9,800	416
EDION Corp.	15,100	137
Fuji Media Holdings, Inc.	20,200	275
Honda Motor Co. Ltd.	71,900	1,970
Isetan Mitsukoshi Holdings Ltd. ‘L’	27,800	280
Isuzu Motors Ltd.	21,600	268
J Front Retailing Co. Ltd.	6,000	92
JVC Kenwood Corp.	83,000	248
Kohnan Shoji Co. Ltd.	4,000	75
KYB Corp.	27,000	139
Mazda Motor Corp.	28,300	398
Mitsubishi Motors Corp.	41,600	275
Nikon Corp.	22,000	353
Nissan Motor Co. Ltd.	158,200	1,580

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

	SHARES	MARKET VALUE (000S)
NOK Corp.	3,200	$68
Onward Holdings Co. Ltd.	25,000	185
Panasonic Corp.	164,900	2,247
Pioneer Corp. (a)	146,100	293
Sega Sammy Holdings, Inc.	8,900	120
Seiko Holdings Corp.	63,000	258
Sekisui Chemical Co. Ltd.	20,300	364
Sekisui House Ltd.	15,200	269
Sharp Corp. (a)	122,000	452
Skylark Co. Ltd.	9,900	142
Sony Corp.	26,800	1,022
Subaru Corp.	5,000	169
Sumitomo Electric Industries Ltd.	36,100	558
Sumitomo Forestry Co. Ltd.	7,400	117
Sumitomo Rubber Industries Ltd.	22,700	384
Suzuki Motor Corp.	13,900	662
Takashimaya Co. Ltd.	26,000	248
Takata Corp. (a)	18,200	6
Tokai Rika Co. Ltd.	4,300	80
Toyo Tire & Rubber Co. Ltd.	11,400	234
Toyoda Gosei Co. Ltd.	2,800	67
Toyota Industries Corp.	2,000	106
Toyota Motor Corp.	52,900	2,781
Yamada Denki Co. Ltd.	52,000	259
Yamaha Motor Co. Ltd.	7,100	184
Yokohama Rubber Co. Ltd.	15,900	320
Yoshinoya Holdings Co. Ltd.	9,800	163
Zensho Holdings Co. Ltd.	8,800	160

		20,618

CONSUMER STAPLES 1.0%
Aeon Co. Ltd.	54,847	834
Asahi Group Holdings Ltd.	7,900	297
Coca-Cola Bottlers Japan, Inc.	5,100	148
Ito En Ltd.	900	33
Japan Tobacco, Inc.	8,956	315
Kao Corp.	2,400	143
Kirin Holdings Co. Ltd.	56,800	1,158
Lion Corp.	5,000	104
Morinaga Milk Industry Co. Ltd.	31,000	236
NH Foods Ltd.	4,000	122
Nichirei Corp.	4,100	115
Nippon Suisan Kaisha Ltd.	24,900	146
Sapporo Holdings Ltd.	7,900	218
Seven & i Holdings Co. Ltd.	8,900	367
Shiseido Co. Ltd.	13,200	470
Yamazaki Baking Co. Ltd.	9,000	179

		4,885

ENERGY 0.3%
Idemitsu Kosan Co. Ltd.	14,900	424
Inpex Corp.	44,500	430
Japan Petroleum Exploration Co. Ltd.	4,400	92
JXTG Holdings, Inc.	173,150	757

		1,703

FINANCIALS 4.3%
77 Bank Ltd.	25,000	123
Aozora Bank Ltd.	24,000	92
Bank of Kyoto Ltd.	10,000	95
Chiba Bank Ltd.	46,000	335
Chugoku Bank Ltd.	4,600	69

	SHARES	MARKET VALUE (000S)
Credit Saison Co. Ltd.	3,900	$76
Dai-ichi Life Holdings, Inc.	87,200	1,583
Daiwa Securities Group, Inc.	69,000	411
Fukuoka Financial Group, Inc.	61,000	291
Gunma Bank Ltd.	30,400	183
Hachijuni Bank Ltd.	23,100	147
Hokuhoku Financial Group, Inc.	16,600	266
Iyo Bank Ltd.	16,900	140
Japan Post Bank Co. Ltd.	33,100	425
Japan Post Holdings Co. Ltd.	24,400	304
Mitsubishi UFJ Financial Group, Inc.	601,400	4,056
Mizuho Financial Group, Inc.	1,315,200	2,411
MS&AD Insurance Group Holdings, Inc.	10,500	354
Nishi-Nippon Financial Holdings, Inc.	7,200	75
Nomura Holdings, Inc.	170,000	1,025
North Pacific Bank Ltd.	46,400	163
Okasan Securities Group, Inc.	14,000	90
ORIX Corp.	52,100	811
Resona Holdings, Inc.	192,100	1,061
SBI Holdings, Inc.	22,200	302
Senshu Ikeda Holdings, Inc.	20,700	88
Shinsei Bank Ltd.	77,000	135
Shizuoka Bank Ltd.	14,000	127
Sompo Holdings, Inc.	6,000	233
Sony Financial Holdings, Inc.	18,000	308
Sumitomo Mitsui Financial Group, Inc.	76,700	2,995
Sumitomo Mitsui Trust Holdings, Inc.	23,300	837
T&D Holdings, Inc.	55,300	846
Tokio Marine Holdings, Inc.	9,000	374
Yamaguchi Financial Group, Inc.	11,000	133

		20,964

HEALTH CARE 0.5%
Astellas Pharma, Inc.	32,000	392
Daiichi Sankyo Co. Ltd.	21,816	515
Hoya Corp.	6,100	318
Otsuka Holdings Co. Ltd.	5,728	245
Sumitomo Dainippon Pharma Co. Ltd.	9,600	131
Suzuken Co. Ltd.	3,400	113
Takeda Pharmaceutical Co. Ltd.	17,500	888

		2,602

INDUSTRIALS 4.2%
ANA Holdings, Inc.	107,000	373
Asahi Glass Co. Ltd.	19,600	828
Central Japan Railway Co.	1,300	212
Dai Nippon Printing Co. Ltd.	41,000	457
Daikin Industries Ltd.	1,500	154
East Japan Railway Co.	8,200	785
Ebara Corp.	2,300	64
Fuji Electric Co. Ltd.	28,000	148
Fujikura Ltd.	42,300	356
Furukawa Electric Co. Ltd.	8,700	388
GS Yuasa Corp.	16,000	70
Hanwa Co. Ltd.	11,000	79
Hitachi Construction Machinery Co. Ltd.	16,800	423
IHI Corp.	90,000	308
ITOCHU Corp.	46,600	694

	SHARES	MARKET VALUE (000S)
Iwatani Corp.	26,000	$161
Japan Airlines Co. Ltd.	15,100	468
JTEKT Corp.	10,600	156
Kanematsu Corp.	98,000	201
Kawasaki Heavy Industries Ltd.	95,000	283
Kawasaki Kisen Kaisha Ltd.	77,000	185
Komatsu Ltd.	38,700	993
Kubota Corp.	5,600	95
LIXIL Group Corp.	9,600	241
Marubeni Corp.	138,100	895
Mitsubishi Corp.	49,700	1,045
Mitsubishi Electric Corp.	76,100	1,101
Mitsubishi Heavy Industries Ltd.	225,000	926
Mitsui & Co. Ltd.	103,000	1,474
Mitsui Engineering & Shipbuilding Co. Ltd.	132,000	189
Mitsui OSK Lines Ltd.	133,000	393
Nippon Express Co. Ltd.	26,000	163
Nippon Sheet Glass Co. Ltd. (a)	50,900	422
Nippon Yusen KK	326,000	609
Nisshinbo Holdings, Inc.	7,100	72
NSK Ltd.	15,900	200
NTN Corp.	55,000	256
Recruit Holdings Co. Ltd.	5,100	88
Sojitz Corp.	126,100	310
Sumitomo Corp.	95,800	1,249
Sumitomo Heavy Industries Ltd.	52,000	345
Tokyu Corp.	9,000	69
Toppan Printing Co. Ltd.	35,000	385
Toshiba Corp.	506,000	1,226
Toyota Tsusho Corp.	18,300	550
West Japan Railway Co.	4,300	304

		20,393

INFORMATION TECHNOLOGY 3.5%
Brother Industries Ltd.	21,000	486
Canon, Inc.	73,150	2,488
Citizen Watch Co. Ltd.	26,700	188
DeNA Co. Ltd.	3,500	79
FUJIFILM Holdings Corp.	18,600	671
Fujitsu Ltd.	308,000	2,278
Gree, Inc.	34,000	297
Hitachi Ltd.	597,000	3,681
Hitachi Maxell Ltd.	3,800	78
Ibiden Co. Ltd.	23,200	401
Japan Display, Inc. (a)	188,000	357
Konica Minolta, Inc.	65,800	549
Kyocera Corp.	6,300	366
NEC Corp.	462,000	1,228
Nippon Electric Glass Co. Ltd.	15,600	569
Oki Electric Industry Co. Ltd.	8,200	116
Omron Corp.	6,100	266
Ricoh Co. Ltd.	137,900	1,222
Rohm Co. Ltd.	1,800	139
Seiko Epson Corp.	16,600	370
Taiyo Yuden Co. Ltd.	8,300	131
TDK Corp.	2,500	165
Tokyo Electron Ltd.	2,500	338
Toshiba TEC Corp.	14,000	73
Yokogawa Electric Corp.	7,600	122

		16,658

MATERIALS 2.1%
Asahi Kasei Corp.	68,000	734
Denka Co. Ltd.	36,000	186

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	45

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
DIC Corp.	10,100	$365
JFE Holdings, Inc.	41,200	717
JSR Corp.	4,200	73
Kaneka Corp.	12,000	92
Kobe Steel Ltd.	67,800	699
Kuraray Co. Ltd.	14,300	260
Mitsubishi Chemical Holdings Corp.	116,100	967
Mitsubishi Gas Chemical Co., Inc.	5,000	106
Mitsubishi Materials Corp.	12,100	367
Mitsui Chemicals, Inc.	45,000	240
Mitsui Mining & Smelting Co. Ltd.	101,000	396
Nippon Light Metal Holdings Co. Ltd.	73,100	174
Nippon Paper Industries Co. Ltd.	19,618	402
Nippon Steel & Sumitomo Metal Corp.	15,100	342
Nisshin Steel Co. Ltd.	7,200	79
Oji Holdings Corp.	59,000	305
Rengo Co. Ltd.	16,700	97
Shin-Etsu Chemical Co. Ltd.	4,300	391
Showa Denko KK	32,700	763
Sumitomo Chemical Co. Ltd.	139,000	803
Sumitomo Metal Mining Co. Ltd.	10,000	134
Taiheiyo Cement Corp.	50,000	183
Teijin Ltd.	10,600	205
Tokuyama Corp. (a)	78,000	377
Tosoh Corp.	25,000	258
Ube Industries Ltd.	115,000	297

		10,012

REAL ESTATE 0.1%
Daito Trust Construction Co. Ltd.	1,000	156
Daiwa House Industry Co. Ltd.	3,100	106
Nomura Real Estate Holdings, Inc.	3,600	71

		333

TELECOMMUNICATION SERVICES 0.8%
KDDI Corp.	9,400	249
Nippon Telegraph & Telephone Corp.	35,700	1,685
NTT DOCOMO, Inc.	19,800	468
SoftBank Group Corp.	16,100	1,309

		3,711

UTILITIES 0.9%
Chubu Electric Power Co., Inc.	62,800	835
Chugoku Electric Power Co., Inc.	20,000	221
Electric Power Development Co. Ltd.	3,500	86
Hokkaido Electric Power Co., Inc.	12,200	93
Hokuriku Electric Power Co.	26,288	237
Kansai Electric Power Co., Inc.	55,600	767
Tohoku Electric Power Co., Inc.	33,100	459
Tokyo Electric Power Co. Holdings, Inc. (a)	332,800	1,374
Tokyo Gas Co. Ltd.	10,000	52

		4,124

Total Japan		106,003

LUXEMBOURG 0.4%

CONSUMER DISCRETIONARY 0.1%
RTL Group S.A.	3,299	249

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%
Tenaris S.A.	9,549	$149

MATERIALS 0.3%
ArcelorMittal	67,420	1,530

Total Luxembourg		1,928

MACAU 0.1%

CONSUMER DISCRETIONARY 0.1%
Sands China Ltd.	20,000	91
Wynn Macau Ltd.	140,800	329

		420

Total Macau		420

NETHERLANDS 3.5%

CONSUMER STAPLES 0.4%
Heineken Holding NV	5,294	485
Koninklijke Ahold Delhaize NV	66,864	1,276

		1,761

ENERGY 1.4%
Fugro NV (a)	17,075	253
Royal Dutch Shell PLC ‘A’	249,029	6,622

		6,875

FINANCIALS 0.8%
ABN AMRO Group NV	18,250	484
Aegon NV	188,364	964
ASR Nederland NV	5,785	195
ING Groep NV	99,337	1,715
NN Group NV	15,507	550

		3,908

INDUSTRIALS 0.6%
Boskalis Westminster	1,109	36
Koninklijke Philips NV	56,058	1,996
Philips Lighting NV	6,723	248
PostNL NV	36,685	171
Randstad Holding NV	2,124	124
Wolters Kluwer NV	5,089	215

		2,790

MATERIALS 0.2%
Akzo Nobel NV	5,682	494
Koninklijke DSM NV	4,592	334

		828

TELECOMMUNICATION SERVICES 0.1%
Koninklijke KPN NV	62,197	199
VEON Ltd. ADR	131,126	513

		712

Total Netherlands		16,874

NEW ZEALAND 0.2%

MATERIALS 0.1%
Fletcher Building Ltd.	47,464	278

TELECOMMUNICATION SERVICES 0.1%
Spark New Zealand Ltd.	126,368	350

	SHARES	MARKET VALUE (000S)
UTILITIES 0.0%
Contact Energy Ltd.	24,542	$94

Total New Zealand		722

NORWAY 1.0%

CONSUMER STAPLES 0.1%
Marine Harvest ASA	13,360	228
Orkla ASA	23,094	235

		463

ENERGY 0.5%
Aker Solutions ASA	14,586	66
Statoil ASA	139,210	2,308

		2,374

FINANCIALS 0.2%
DNB ASA	46,503	792
Gjensidige Forsikring ASA	12,598	215

		1,007

MATERIALS 0.1%
Norsk Hydro ASA	57,271	317
Yara International ASA	10,599	399

		716

TELECOMMUNICATION SERVICES 0.1%
Telenor ASA	18,624	309

Total Norway		4,869

PORTUGAL 0.2%

CONSUMER STAPLES 0.0%
Sonae SGPS S.A.	94,053	104

FINANCIALS 0.0%
Banco Espirito Santo S.A. (a)	59,573	1

MATERIALS 0.0%
Navigator Co. S.A.	31,910	138

UTILITIES 0.2%
EDP - Energias de Portugal S.A.	202,375	662

Total Portugal		905

SINGAPORE 0.9%

CONSUMER DISCRETIONARY 0.0%
Jardine Cycle & Carriage Ltd.	3,300	106

CONSUMER STAPLES 0.0%
Wilmar International Ltd.	47,900	116

FINANCIALS 0.5%
DBS Group Holdings Ltd.	60,610	912
Oversea-Chinese Banking Corp. Ltd.	77,000	603
United Overseas Bank Ltd.	40,700	684

		2,199

INDUSTRIALS 0.2%
Hutchison Port Holdings Trust	220,700	95

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

	SHARES	MARKET VALUE (000S)
Keppel Corp. Ltd.	145,500	$664
Singapore Airlines Ltd.	39,067	287

		1,046

INFORMATION TECHNOLOGY 0.0%
Venture Corp. Ltd.	20,100	176

REAL ESTATE 0.1%
CapitaLand Ltd.	61,900	157
Yanlord Land Group Ltd.	60,000	77

		234

TELECOMMUNICATION SERVICES 0.1%
Singapore Telecommunications Ltd.	91,900	260

Total Singapore		4,137

SOUTH AFRICA 0.1%

FINANCIALS 0.1%
Investec PLC	24,772	185

MATERIALS 0.0%
Mondi PLC	6,306	165

Total South Africa		350

SPAIN 4.5%

CONSUMER STAPLES 0.1%
Distribuidora Internacional de Alimentacion S.A.	39,950	249

ENERGY 0.2%
Repsol S.A.	68,798	1,054

FINANCIALS 2.6%
Banco Bilbao Vizcaya Argentaria S.A.	146,668	1,222
Banco de Sabadell S.A.	102,162	208
Banco Santander S.A.	1,512,801	10,045
CaixaBank S.A.	131,640	629
Mapfre S.A.	154,019	539

		12,643

INDUSTRIALS 0.4%
Abengoa S.A. ‘B’ (a)	226,011	3
Abertis Infraestructuras S.A.	15,438	286
ACS Actividades de Construccion y Servicios S.A.	29,370	1,136
Ferrovial S.A.	3,817	85
Obrascon Huarte Lain S.A.	94,514	340

		1,850

TELECOMMUNICATION SERVICES 0.6%
Telefonica S.A.	264,090	2,734

UTILITIES 0.6%
Acciona S.A.	3,524	310
Endesa S.A.	61,473	1,418
Gas Natural SDG S.A.	17,198	403
Iberdrola S.A.	109,133	865

		2,996

Total Spain		21,526

	SHARES	MARKET VALUE (000S)
SWEDEN 2.1%

CONSUMER DISCRETIONARY 0.1%
Electrolux AB ‘B’	3,746	$123
Hennes & Mauritz AB ‘B’	5,340	133

		256

CONSUMER STAPLES 0.1%
Essity AB ‘B’ (a)	8,809	241
Swedish Match AB	4,503	159

		400

FINANCIALS 0.7%
Nordea Bank AB	128,229	1,633
Ratos AB ‘B’	36,740	175
Skandinaviska Enskilda Banken AB ‘A’	50,729	614
Svenska Handelsbanken AB ‘A’	28,678	411
Swedbank AB ‘A’	30,111	735

		3,568

HEALTH CARE 0.0%
Getinge AB ‘B’	6,283	123

INDUSTRIALS 0.6%
Atlas Copco AB ‘A’	13,482	518
Sandvik AB	39,981	630
Skanska AB ‘B’	7,347	175
SKF AB ‘B’	9,411	191
Volvo AB ‘B’	68,098	1,161

		2,675

INFORMATION TECHNOLOGY 0.2%
Telefonaktiebolaget LM Ericsson ‘B’	151,136	1,087

MATERIALS 0.1%
Boliden AB	5,758	157
SSAB AB ‘A’ (a)	52,896	241
Svenska Cellulosa AB S.C.A. ‘B’	8,809	67

		465

TELECOMMUNICATION SERVICES 0.3%
Tele2 AB ‘B’	84,929	890
Telia Co. AB	129,959	599

		1,489

Total Sweden		10,063

SWITZERLAND 5.7%

CONSUMER DISCRETIONARY 0.2%
Cie Financiere Richemont S.A.	4,745	393
Garmin Ltd.	5,771	294
Swatch Group AG	461	171

		858

CONSUMER STAPLES 0.8%
Aryzta AG	4,448	147
Coca-Cola HBC AG	3,772	111
Nestle S.A.	38,095	3,322

		3,580

ENERGY 0.1%
Transocean Ltd.	63,578	523

	SHARES	MARKET VALUE (000S)
Weatherford International PLC (a)	27,432	$106

		629

FINANCIALS 2.1%
Baloise Holding AG	2,097	325
Credit Suisse Group AG	143,052	2,082
Swiss Life Holding AG	3,981	1,347
Swiss Re AG	20,793	1,905
UBS Group AG	78,753	1,339
Zurich Insurance Group AG	10,944	3,194

		10,192

HEALTH CARE 1.3%
Novartis AG	46,241	3,862
Roche Holding AG	9,330	2,384

		6,246

INDUSTRIALS 0.5%
ABB Ltd.	48,307	1,199
Adecco Group AG	5,220	398
SGS S.A.	36	87
Wolseley PLC	7,492	460

		2,144

INFORMATION TECHNOLOGY 0.2%
STMicroelectronics NV	44,801	645
TE Connectivity Ltd.	6,391	503

		1,148

MATERIALS 0.5%
Glencore PLC	611,658	2,292
LafargeHolcim Ltd.	2,255	130

		2,422

TELECOMMUNICATION SERVICES 0.0%
Swisscom AG	413	200

Total Switzerland		27,419

UNITED KINGDOM 15.9%

CONSUMER DISCRETIONARY 1.7%
Berkeley Group Holdings PLC	2,274	96
Burberry Group PLC	7,694	166
Compass Group PLC	33,700	711
Fiat Chrysler Automobiles NV (a)	237,002	2,519
GKN PLC	67,872	288
InterContinental Hotels Group PLC	3,179	177
Kingfisher PLC	191,173	749
Marks & Spencer Group PLC	196,425	853
Next PLC	4,994	251
Pearson PLC	71,571	644
Sky PLC	14,041	182
Thomas Cook Group PLC	209,715	246
William Hill PLC	56,046	186
WPP PLC	44,656	940

		8,008

CONSUMER STAPLES 1.9%
British American Tobacco PLC	30,438	2,074
Diageo PLC	14,830	438
Imperial Brands PLC	17,391	781
J Sainsbury PLC	296,529	973

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	47

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
Reckitt Benckiser Group PLC	3,694	$374
Tate & Lyle PLC	11,481	99
Tesco PLC (a)	297,618	655
Unilever NV	24,724	1,365
Unilever PLC	24,419	1,322
WM Morrison Supermarkets PLC	325,971	1,024

		9,105

ENERGY 1.7%
Amec Foster Wheeler PLC	16,345	100
BP PLC	1,351,771	7,803
Subsea 7 S.A.	26,648	359
Tullow Oil PLC (a)	44,290	87

		8,349

FINANCIALS 5.8%
3i Group PLC	12,796	150
Aberdeen Asset Management PLC	21,486	85
Aviva PLC	137,606	944
Barclays PLC	1,827,811	4,834
CYBG PLC (a)	49,642	179
Direct Line Insurance Group PLC	103,556	480
HSBC Holdings PLC	1,372,642	12,741
Lloyds Banking Group PLC	1,988,210	1,713
Man Group PLC	95,764	193
NEX Group PLC	17,548	143
Old Mutual PLC	504,997	1,274
Royal Bank of Scotland Group PLC (a)	576,737	1,861
Standard Chartered PLC (a)	308,823	3,128
Standard Life PLC	65,460	340

		28,065

HEALTH CARE 0.9%
AstraZeneca PLC	26,487	1,774
GlaxoSmithKline PLC	112,467	2,394

		4,168

INDUSTRIALS 1.6%
Aggreko PLC	14,395	172
Ashtead Group PLC	3,594	74
BAE Systems PLC	144,988	1,197
CNH Industrial NV	50,962	578
easyJet PLC	13,492	239
Experian PLC	10,165	209
Firstgroup PLC (a)	178,831	293
G4S PLC	90,657	386
IMI PLC	9,627	150
International Consolidated Airlines Group S.A.	35,775	284
National Express Group PLC	27,972	134
RELX NV	9,758	201

	SHARES	MARKET VALUE (000S)
RELX PLC	12,471	$270
Rentokil Initial PLC	44,234	157
Rolls-Royce Holdings PLC	133,462	1,548
Royal Mail PLC	187,490	1,029
Smiths Group PLC	11,554	240
Stagecoach Group PLC	102,148	248
Travis Perkins PLC	5,552	105
Weir Group PLC	4,685	106

		7,620

INFORMATION TECHNOLOGY 0.0%
Sage Group PLC	12,944	116

MATERIALS 1.3%
Anglo American PLC (a)	87,813	1,173
KAZ Minerals PLC (a)	48,225	325
Rio Tinto Ltd.	39,798	1,934
Rio Tinto PLC	69,722	2,953

		6,385

TELECOMMUNICATION SERVICES 0.4%
BT Group PLC	73,923	284
Inmarsat PLC	8,803	88
Vodafone Group PLC	493,660	1,402

		1,774

UTILITIES 0.6%
Centrica PLC	471,244	1,229
Drax Group PLC	74,511	316
National Grid PLC	61,226	759
Severn Trent PLC	6,191	176
SSE PLC	24,203	458
United Utilities Group PLC	14,526	164

		3,102

Total United Kingdom		76,692

UNITED STATES 0.1%

CONSUMER DISCRETIONARY 0.1%
Carnival PLC	9,135	604

Total United States		604

Total Common Stocks (Cost $406,686)		474,600

PREFERRED STOCKS 0.5%

GERMANY 0.5%

INDUSTRIALS 0.5%
Henkel AG & Co. KGaA	597	82
Schaeffler AG	4,849	70
Volkswagen AG	14,901	2,276

		2,428

Total Preferred Stocks (Cost $2,168)		2,428

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.3%

AUSTRALIA 0.1%

REAL ESTATE 0.1%
Scentre Group	31,328	$97
Stockland	42,168	142

		239

Total Australia		239

CANADA 0.1%

REAL ESTATE 0.1%
Artis Real Estate Investment Trust	12,044	122
Cominar Real Estate Investment Trust	10,024	98
Dream Office Real Estate Investment Trust	17,067	257
H&R Real Estate Investment Trust	11,861	202

		679

Total Canada		679

UNITED KINGDOM 0.1%

REAL ESTATE 0.1%
British Land Co. PLC	11,358	90
Intu Properties PLC	40,024	140
Land Securities Group PLC	28,384	375

		605

Total United Kingdom		605

Total Real Estate Investment Trusts (Cost $1,507)		1,523

RIGHTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%
ACS Actividades de Construccion y Servicios S.A.	29,370	23

Total Rights (Cost $25)		23

WARRANTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%
Abengoa S.A. - Exp. 03/31/2025	226,011	3

Total Warrants (Cost $0)		3

Total Investments in Securities (Cost $410,386)		478,577

Total Investments 99.4% (Cost $410,386)		$478,577

Other Assets and Liabilities, net 0.6%		3,010

Net Assets 100.0%		$481,587

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

(b)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
SNC-Lavalin Group, Inc.	05/31/2016 - 12/16/2016	$ 86	$90	0.02%

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5)	$0	$(5)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Common Stocks
Australia
Consumer Discretionary	$0	$369	$0	$369
Consumer Staples	0	2,975	0	2,975
Energy	0	1,739	0	1,739
Financials	0	10,478	0	10,478
Health Care	0	478	0	478
Industrials	0	1,838	0	1,838
Materials	0	9,892	0	9,892
Telecommunication Services	0	626	0	626
Utilities	0	213	0	213
Austria
Energy	0	1,147	0	1,147
Financials	0	2,136	0	2,136
Industrials	87	0	0	87
Materials	0	450	0	450
Real Estate	0	89	0	89
Belgium
Consumer Discretionary	0	82	0	82
Consumer Staples	0	191	0	191
Financials	0	1,325	0	1,325
Industrials	0	129	0	129
Materials	0	281	0	281
Telecommunication Services	0	377	0	377
Canada
Consumer Discretionary	1,747	0	0	1,747
Consumer Staples	533	0	0	533
Energy	7,947	0	0	7,947
Financials	13,545	0	0	13,545
Industrials	3,570	0	0	3,570
Information Technology	282	0	0	282
Materials	4,027	0	0	4,027
Telecommunication Services	959	0	0	959
Utilities	1,223	0	0	1,223
Denmark
Consumer Staples	0	390	0	390
Financials	0	331	0	331
Industrials	0	2,605	0	2,605
Telecommunication Services	0	619	0	619
Finland
Consumer Discretionary	0	34	0	34
Consumer Staples	0	342	0	342
Industrials	0	432	0	432
Materials	0	1,415	0	1,415
Utilities	0	557	0	557
France
Consumer Discretionary	524	7,516	0	8,040
Consumer Staples	0	3,341	0	3,341

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Energy	$0	$3,754	$0	$3,754
Financials	466	15,230	0	15,696
Health Care	0	5,812	0	5,812
Industrials	0	11,482	0	11,482
Information Technology	0	815	0	815
Materials	0	643	0	643
Telecommunication Services	0	1,836	0	1,836
Utilities	0	5,285	0	5,285
Germany
Consumer Discretionary	0	5,811	0	5,811
Consumer Staples	0	1,850	0	1,850
Financials	0	10,267	0	10,267
Health Care	0	2,805	0	2,805
Industrials	0	9,116	0	9,116
Information Technology	0	806	0	806
Materials	0	6,632	0	6,632
Telecommunication Services	0	1,191	0	1,191
Utilities	0	6,901	0	6,901
Hong Kong
Consumer Discretionary	0	551	0	551
Financials	0	92	0	92
Industrials	0	524	0	524
Information Technology	0	416	0	416
Materials	0	89	0	89
Real Estate	0	4,050	0	4,050
Utilities	0	323	0	323
Ireland
Consumer Discretionary	129	0	0	129
Health Care	732	0	0	732
Industrials	142	0	0	142
Materials	360	259	0	619
Israel
Financials	0	1,452	0	1,452
Health Care	936	0	0	936
Materials	0	288	0	288
Telecommunication Services	0	352	0	352
Italy
Consumer Discretionary	0	238	0	238
Energy	0	2,984	0	2,984
Financials	0	6,544	0	6,544
Industrials	0	199	0	199
Telecommunication Services	0	598	0	598
Utilities	0	3,287	0	3,287
Japan
Consumer Discretionary	0	20,618	0	20,618
Consumer Staples	0	4,885	0	4,885
Energy	0	1,703	0	1,703
Financials	0	20,964	0	20,964
Health Care	0	2,602	0	2,602

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	49

Schedule of Investments PIMCO RAE Fundamental International Fund (Cont.)

June 30, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Industrials	$0	$20,393	$0	$20,393
Information Technology	0	16,658	0	16,658
Materials	0	10,012	0	10,012
Real Estate	0	333	0	333
Telecommunication Services	0	3,711	0	3,711
Utilities	0	4,124	0	4,124
Luxembourg
Consumer Discretionary	0	249	0	249
Energy	0	149	0	149
Materials	1,530	0	0	1,530
Macau
Consumer Discretionary	0	420	0	420
Netherlands
Consumer Staples	0	1,761	0	1,761
Energy	0	6,875	0	6,875
Financials	195	3,713	0	3,908
Industrials	0	2,790	0	2,790
Materials	0	828	0	828
Telecommunication Services	513	199	0	712
New Zealand
Materials	0	278	0	278
Telecommunication Services	0	350	0	350
Utilities	0	94	0	94
Norway
Consumer Staples	0	463	0	463
Energy	0	2,374	0	2,374
Financials	0	1,007	0	1,007
Materials	0	716	0	716
Telecommunication Services	0	309	0	309
Portugal
Consumer Staples	0	104	0	104
Financials	0	0	1	1
Materials	0	138	0	138
Utilities	0	662	0	662
Singapore
Consumer Discretionary	0	106	0	106
Consumer Staples	0	116	0	116
Financials	0	2,199	0	2,199
Industrials	0	1,046	0	1,046
Information Technology	0	176	0	176
Real Estate	0	234	0	234
Telecommunication Services	0	260	0	260
South Africa
Financials	0	185	0	185
Materials	0	165	0	165
Spain
Consumer Staples	0	249	0	249
Energy	0	1,054	0	1,054
Financials	0	12,643	0	12,643
Industrials	3	1,847	0	1,850
Telecommunication Services	0	2,734	0	2,734
Utilities	0	2,996	0	2,996

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Sweden
Consumer Discretionary	$0	$256	$0	$256
Consumer Staples	241	159	0	400
Financials	0	3,568	0	3,568
Health Care	0	123	0	123
Industrials	0	2,675	0	2,675
Information Technology	0	1,087	0	1,087
Materials	0	465	0	465
Telecommunication Services	0	1,489	0	1,489
Switzerland
Consumer Discretionary	294	564	0	858
Consumer Staples	0	3,580	0	3,580
Energy	629	0	0	629
Financials	0	10,192	0	10,192
Health Care	0	6,246	0	6,246
Industrials	0	2,144	0	2,144
Information Technology	503	645	0	1,148
Materials	0	2,422	0	2,422
Telecommunication Services	0	200	0	200
United Kingdom
Consumer Discretionary	2,705	5,303	0	8,008
Consumer Staples	0	9,105	0	9,105
Energy	0	8,349	0	8,349
Financials	0	28,065	0	28,065
Health Care	0	4,168	0	4,168
Industrials	0	7,620	0	7,620
Information Technology	0	116	0	116
Materials	0	6,385	0	6,385
Telecommunication Services	0	1,774	0	1,774
Utilities	0	3,102	0	3,102
United States
Consumer Discretionary	0	604	0	604
Preferred Stocks
Germany
Industrials	0	2,428	0	2,428
Real Estate Investment Trusts
Australia
Real Estate	0	239	0	239
Canada
Real Estate	679	0	0	679
United Kingdom
Real Estate	0	605	0	605
Rights
Spain
Industrials	23	0	0	23
Warrants
Spain
Industrials	3	0	0	3

Total Investments	$44,527	$434,049	$1	$478,577

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

50	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental US Fund

June 30, 2017

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

COMMON STOCKS 98.7%

BERMUDA 0.1%

FINANCIALS 0.1%
XL Group Ltd.	9,923	$435

Total Bermuda		435

CANADA 0.0%

FINANCIALS 0.0%
Thomson Reuters Corp.	2,611	121

Total Canada		121

IRELAND 0.1%

CONSUMER DISCRETIONARY 0.0%
Adient PLC	405	26

INFORMATION TECHNOLOGY 0.1%
Accenture PLC ‘A’	7,898	977

Total Ireland		1,003

UNITED STATES 98.5%

CONSUMER DISCRETIONARY 10.5%
Abercrombie & Fitch Co. ‘A’	62,046	772
American Eagle Outfitters, Inc.	14,301	172
Ascena Retail Group, Inc. (a)	31,107	67
AutoNation, Inc. (a)	4,781	202
Bed Bath & Beyond, Inc.	54,440	1,655
Best Buy Co., Inc.	42,511	2,437
Big Lots, Inc.	16,449	794
Brinker International, Inc.	7,674	292
Caesars Entertainment Corp. (a)	39,351	472
Carnival Corp.	9,504	623
CBS Corp. NVDR ‘B’	32,221	2,055
Chico’s FAS, Inc.	22,141	209
Coach, Inc.	11,641	551
Comcast Corp. ‘A’	108,791	4,234
Dick’s Sporting Goods, Inc.	5,158	205
Dillard’s, Inc. ‘A’	15,598	900
Discovery Communications, Inc. ‘A’ (a)	12,000	310
Foot Locker, Inc.	2,499	123
Ford Motor Co.	124,685	1,395
Fossil Group, Inc. (a)	38,230	396
GameStop Corp. ‘A’	46,092	996
Gap, Inc.	67,647	1,487
General Motors Co.	63,591	2,221
Genuine Parts Co.	1,410	131
GNC Holdings, Inc. ‘A’	78,179	659
Goodyear Tire & Rubber Co.	8,785	307
Graham Holdings Co. ‘B’	423	254
Guess?, Inc.	22,240	284
H&R Block, Inc.	3,986	123
Harley-Davidson, Inc.	10,799	583
Hasbro, Inc.	1,032	115
Home Depot, Inc.	21,805	3,345
HSN, Inc.	3,419	109
International Game Technology PLC	26,491	485
Interpublic Group of Cos., Inc.	20,285	499
JC Penney Co., Inc. (a)	38,184	177
Kohl’s Corp.	73,186	2,830
L Brands, Inc.	1,628	88

	SHARES	MARKET VALUE (000S)
Las Vegas Sands Corp.	6,894	$440
Liberty Interactive Corp. QVC Group ‘A’ (a)	10,166	249
Lowe’s Cos., Inc.	36,200	2,807
Macy’s, Inc.	48,634	1,130
Mattel, Inc.	15,154	326
McDonald’s Corp.	22,024	3,373
MGM Resorts International	9,350	293
NIKE, Inc. ‘B’	3,674	217
Nordstrom, Inc.	20,725	991
Office Depot, Inc.	129,894	733
Omnicom Group, Inc.	13,216	1,096
Ralph Lauren Corp.	6,034	445
Regal Entertainment Group ‘A’	16,476	337
Rent-A-Center, Inc.	21,513	252
Sally Beauty Holdings, Inc. (a)	5,416	110
Scripps Networks Interactive, Inc. ‘A’	5,323	364
Sears Holdings Corp. (a)	36,576	324
Staples, Inc.	174,246	1,755
Target Corp.	38,280	2,002
Tiffany & Co.	1,307	123
Time Warner, Inc.	48,678	4,888
Time, Inc.	25,657	368
TJX Cos., Inc.	4,626	334
Tribune Media Co. ‘A’	14,425	588
Tupperware Brands Corp.	9,203	646
Twenty-First Century Fox, Inc. ‘A’	30,331	860
Urban Outfitters, Inc. (a)	9,805	182
Viacom, Inc. ‘B’	90,882	3,051
Visteon Corp. (a)	5,437	555
Walt Disney Co.	16,938	1,800
Weight Watchers International, Inc. (a)	33,697	1,126
Wendy’s Co.	22,353	347
Wyndham Worldwide Corp.	16,463	1,653
Wynn Resorts Ltd.	6,984	937

		67,259

CONSUMER STAPLES 7.4%
Altria Group, Inc.	23,166	1,725
Archer-Daniels-Midland Co.	20,572	851
Avon Products, Inc. (a)	204,405	777
Bunge Ltd.	11,650	869
Coca-Cola Co.	68,814	3,086
Colgate-Palmolive Co.	13,229	981
Costco Wholesale Corp.	1,602	256
CVS Health Corp.	21,255	1,710
Dr Pepper Snapple Group, Inc.	7,055	643
General Mills, Inc.	13,935	772
Herbalife Ltd. (a)	16,619	1,185
HRG Group, Inc.	28,093	498
JM Smucker Co.	980	116
Kellogg Co.	2,907	202
Kimberly-Clark Corp.	1,400	181
Kroger Co.	75,151	1,753
Mondelez International, Inc. ‘A’	19,152	827
Nu Skin Enterprises, Inc. ‘A’	10,361	651
PepsiCo, Inc.	41,629	4,808
Philip Morris International, Inc.	54,269	6,374
Procter & Gamble Co.	88,125	7,680
Rite Aid Corp. (a)	151,840	448
Safeway Casa Ley CVR	38,866	5
Safeway PDC LLC CVR	38,866	1
SUPERVALU, Inc. (a)	149,672	492
Sysco Corp.	10,403	524

	SHARES	MARKET VALUE (000S)
Wal-Mart Stores, Inc.	119,494	$9,043
Whole Foods Market, Inc.	18,912	796

		47,254

ENERGY 9.0%
Anadarko Petroleum Corp.	6,366	289
Apache Corp.	24,963	1,196
Baker Hughes, Inc.	10,700	583
California Resources Corp. (a)	48,163	412
Chesapeake Energy Corp. (a)	451,036	2,242
Chevron Corp.	115,011	11,999
ConocoPhillips	109,589	4,818
CONSOL Energy, Inc. (a)	25,104	375
CVR Energy, Inc.	19,326	421
Denbury Resources, Inc. (a)	191,605	293
Devon Energy Corp.	5,856	187
Diamond Offshore Drilling, Inc. (a)	30,493	330
EOG Resources, Inc.	1,015	92
EP Energy Corp. ‘A’ (a)	54,343	199
Exxon Mobil Corp.	185,941	15,011
Halliburton Co.	20,084	858
Helmerich & Payne, Inc.	1,487	81
Hess Corp.	32,096	1,408
HollyFrontier Corp.	39,662	1,090
Kinder Morgan, Inc.	50,352	965
Marathon Oil Corp.	122,398	1,450
Marathon Petroleum Corp.	44,821	2,346
Murphy Oil Corp.	46,612	1,195
Nabors Industries Ltd.	55,733	454
National Oilwell Varco, Inc.	48,275	1,590
Occidental Petroleum Corp.	29,868	1,788
Oceaneering International, Inc.	8,865	202
ONEOK, Inc.	4,839	252
Patterson-UTI Energy, Inc.	9,429	190
Phillips 66	10,727	887
QEP Resources, Inc. (a)	8,739	88
Schlumberger Ltd.	10,628	700
Southwestern Energy Co. (a)	22,909	139
Superior Energy Services, Inc. (a)	19,928	208
Tesoro Corp.	5,626	527
Valero Energy Corp.	31,684	2,137
Whiting Petroleum Corp. (a)	26,136	144
Williams Cos., Inc.	22,634	685
WPX Energy, Inc. (a)	9,738	94

		57,925

FINANCIALS 18.7%
Aflac, Inc.	13,381	1,039
Allstate Corp.	27,798	2,458
Ally Financial, Inc.	152,146	3,180
American Express Co.	55,329	4,661
American Financial Group, Inc.	4,410	438
American International Group, Inc.	130,206	8,140
Ameriprise Financial, Inc.	12,702	1,617
Assurant, Inc.	9,966	1,033
Bank of America Corp.	412,120	9,998
Bank of New York Mellon Corp.	29,335	1,497
BB&T Corp.	16,787	762
Berkshire Hathaway, Inc. ‘B’ (a)	19,651	3,328
BlackRock, Inc.	1,533	648
Capital One Financial Corp.	34,755	2,871
CIT Group, Inc.	14,208	692
Citigroup, Inc.	167,897	11,229
Citizens Financial Group, Inc.	34,917	1,246

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	51

Schedule of Investments PIMCO RAE Fundamental US Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CME Group, Inc.	952	$119
CNO Financial Group, Inc.	13,228	276
Comerica, Inc.	4,514	331
Discover Financial Services	29,003	1,804
Donnelley Financial Solutions, Inc. (a)	3,420	79
Fifth Third Bancorp	36,633	951
Franklin Resources, Inc.	23,740	1,063
Genworth Financial, Inc. ‘A’ (a)	327,760	1,236
Goldman Sachs Group, Inc.	18,674	4,144
Hartford Financial Services Group, Inc.	20,667	1,086
Invesco Ltd.	12,364	435
JPMorgan Chase & Co.	165,584	15,134
KeyCorp	11,327	212
Legg Mason, Inc.	28,321	1,081
Leucadia National Corp.	24,768	648
Lincoln National Corp.	16,041	1,084
Loews Corp.	20,980	982
LPL Financial Holdings, Inc.	7,824	332
MetLife, Inc.	41,759	2,294
Morgan Stanley	15,506	691
Navient Corp.	131,450	2,189
New York Community Bancorp, Inc.	10,947	144
People’s United Financial, Inc.	24,419	431
PHH Corp. (a)	20,086	277
PNC Financial Services Group, Inc.	14,664	1,831
Principal Financial Group, Inc.	3,888	249
Progressive Corp.	11,718	517
Prudential Financial, Inc.	8,402	909
Raymond James Financial, Inc.	1,533	123
Regions Financial Corp.	54,147	793
Reinsurance Group of America, Inc.	4,165	535
Santander Consumer USA Holdings, Inc. (a)	52,402	669
SLM Corp. (a)	110,624	1,272
State Street Corp.	15,323	1,375
SunTrust Banks, Inc.	18,510	1,050
Synchrony Financial	52,190	1,556
T Rowe Price Group, Inc.	1,692	126
Travelers Cos., Inc.	38,573	4,881
U.S. Bancorp	38,562	2,002
Unum Group	2,663	124
Voya Financial, Inc.	68,511	2,527
Wells Fargo & Co.	124,741	6,912
White Mountains Insurance Group Ltd.	316	274

		119,585

HEALTH CARE 11.8%
Abbott Laboratories	20,922	1,017
AbbVie, Inc.	10,971	795
Aetna, Inc.	19,265	2,925
Amgen, Inc.	23,775	4,095
Anthem, Inc.	40,252	7,573
Baxter International, Inc.	7,290	441
Becton Dickinson and Co.	2,031	396
Bioverativ, Inc. (a)	284	17
Bristol-Myers Squibb Co.	6,693	373
Brookdale Senior Living, Inc. (a)	19,437	286
Cardinal Health, Inc.	2,223	173
Cigna Corp.	708	119
Community Health Systems, Inc. (a)	146,098	1,455
CR Bard, Inc.	665	210

	SHARES	MARKET VALUE (000S)
Eli Lilly & Co.	11,824	$973
Envision Healthcare Corp. (a)	6,077	381
Express Scripts Holding Co. (a)	27,235	1,739
Gilead Sciences, Inc.	16,955	1,200
HCA Holdings, Inc. (a)	46,808	4,082
Humana, Inc.	4,841	1,165
Johnson & Johnson	60,939	8,062
Kindred Healthcare, Inc.	43,332	505
LifePoint Health, Inc. (a)	15,396	1,034
Mallinckrodt PLC (a)	5,092	228
McKesson Corp.	4,725	777
Merck & Co., Inc.	146,167	9,368
Patterson Cos., Inc.	4,792	225
Pfizer, Inc.	470,715	15,811
Quest Diagnostics, Inc.	12,509	1,390
Tenet Healthcare Corp. (a)	64,414	1,246
UnitedHealth Group, Inc.	29,923	5,548
Universal Health Services, Inc. ‘B’	1,747	213
Valeant Pharmaceuticals International, Inc. (a)	96,236	1,665
Varex Imaging Corp. (a)	995	34
Varian Medical Systems, Inc. (a)	1,422	147
Zimmer Biomet Holdings, Inc.	1,467	188

		75,856

INDUSTRIALS 10.0%
3M Co.	10,928	2,275
AGCO Corp.	6,728	453
American Airlines Group, Inc.	31,009	1,560
Armstrong World Industries, Inc. (a)	12,693	584
Avis Budget Group, Inc. (a)	49,263	1,343
Boeing Co.	9,106	1,801
Caterpillar, Inc.	42,548	4,572
Cintas Corp.	851	107
CSX Corp.	66,392	3,622
Cummins, Inc.	8,722	1,415
Deere & Co.	41,037	5,072
Delta Air Lines, Inc.	1,297	70
Dover Corp.	8,351	670
Dun & Bradstreet Corp.	3,191	345
Emerson Electric Co.	47,676	2,842
FedEx Corp.	4,628	1,006
Flowserve Corp.	9,948	462
Fluor Corp.	15,413	706
Fortive Corp.	1,717	109
General Dynamics Corp.	5,098	1,010
General Electric Co.	247,125	6,675
Hertz Global Holdings, Inc. (a)	54,844	631
Honeywell International, Inc.	4,053	540
Illinois Tool Works, Inc.	17,217	2,466
Ingersoll-Rand PLC	3,793	347
Johnson Controls International PLC	7,987	346
L3 Technologies, Inc.	5,015	838
Lincoln Electric Holdings, Inc.	1,397	129
Lockheed Martin Corp.	3,309	919
LSC Communications, Inc.	3,420	73
ManpowerGroup, Inc.	5,300	592
Norfolk Southern Corp.	16,169	1,968
Northrop Grumman Corp.	11,499	2,952
Oshkosh Corp.	5,529	381
Owens Corning	1,924	129
PACCAR, Inc.	2,177	144
Parker-Hannifin Corp.	2,737	437
Pitney Bowes, Inc.	48,630	734
Quanta Services, Inc. (a)	11,312	372

	SHARES	MARKET VALUE (000S)
Raytheon Co.	8,198	$1,324
Republic Services, Inc.	7,998	510
RR Donnelley & Sons Co.	32,652	409
Ryder System, Inc.	6,220	448
Stanley Black & Decker, Inc.	1,449	204
Timken Co.	6,558	303
Trinity Industries, Inc.	17,837	500
Union Pacific Corp.	37,671	4,103
United Continental Holdings, Inc. (a)	5,028	378
United Rentals, Inc. (a)	4,409	497
United Technologies Corp.	26,462	3,231
Univar, Inc. (a)	3,771	110
Waste Management, Inc.	12,770	937
WW Grainger, Inc.	2,424	437

		64,088

INFORMATION TECHNOLOGY 17.7%
Activision Blizzard, Inc.	25,313	1,457
Advanced Micro Devices, Inc. (a)	20,275	253
Alphabet, Inc. ‘C’ (a)	1,482	1,347
Amdocs Ltd.	4,910	317
Anixter International, Inc. (a)	2,511	196
Apple, Inc.	134,396	19,356
Applied Materials, Inc.	39,908	1,649
Arrow Electronics, Inc. (a)	12,909	1,012
Avnet, Inc.	14,978	582
Booz Allen Hamilton Holding Corp.	24,931	811
Brocade Communications Systems, Inc.	22,474	283
CA, Inc.	32,196	1,110
Cisco Systems, Inc.	150,854	4,722
Conduent, Inc. (a)	19,238	307
Corning, Inc.	117,372	3,527
Dell Technologies, Inc. ‘V’ (a)	4,316	264
DXC Technology Co.	24,001	1,841
eBay, Inc. (a)	7,394	258
F5 Networks, Inc. (a)	944	120
Fidelity National Information Services, Inc.	2,218	189
First Data Corp. ‘A’ (a)	6,435	117
Flex Ltd. (a)	6,369	104
Hewlett Packard Enterprise Co.	263,907	4,378
HP, Inc.	236,608	4,136
Intel Corp.	292,433	9,867
InterActiveCorp (a)	9,622	993
International Business Machines Corp.	88,651	13,637
Intuit, Inc.	839	112
Jabil Circuit, Inc.	17,629	515
Juniper Networks, Inc.	24,765	691
Keysight Technologies, Inc. (a)	8,260	322
KLA-Tencor Corp.	7,364	674
Leidos Holdings, Inc.	5,868	303
Micron Technology, Inc. (a)	71,184	2,126
Microsoft Corp.	145,904	10,057
Motorola Solutions, Inc.	19,226	1,668
NCR Corp. (a)	9,042	369
NetApp, Inc.	41,738	1,672
Oracle Corp.	110,817	5,556
Qorvo, Inc. (a)	8,028	508
QUALCOMM, Inc.	58,878	3,251
Seagate Technology PLC	91,410	3,542
Symantec Corp.	109,386	3,090
Tech Data Corp. (a)	6,944	701
Teradata Corp. (a)	22,240	656
Texas Instruments, Inc.	21,995	1,692

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

	SHARES	MARKET VALUE (000S)
TiVo Corp.	4,644	$87
Versum Materials, Inc.	899	29
Western Digital Corp.	9,795	868
Western Union Co.	52,717	1,004
Xerox Corp.	41,416	1,190
Xilinx, Inc.	1,772	114

		113,630

MATERIALS 4.2%
AdvanSix, Inc. (a)	387	12
Albemarle Corp.	1,409	149
Alcoa Corp.	30,894	1,009
Ashland Global Holdings, Inc.	3,346	220
Avery Dennison Corp.	2,019	178
Ball Corp.	7,094	299
Bemis Co., Inc.	3,257	151
CF Industries Holdings, Inc.	31,742	887
Chemours Co.	67,952	2,577
Cliffs Natural Resources, Inc. (a)	59,667	413
Domtar Corp.	22,288	856
Dow Chemical Co.	35,259	2,224
E.I. du Pont de Nemours & Co.	20,630	1,665
FMC Corp.	2,414	176
Freeport-McMoRan, Inc. (a)	287,397	3,452
Huntsman Corp.	26,345	681
International Paper Co.	23,185	1,312
LyondellBasell Industries NV ‘A’	36,340	3,067
Monsanto Co.	17,811	2,108
Mosaic Co.	76,154	1,739
Newmont Mining Corp.	30,701	994
Nucor Corp.	3,955	229
Owens-Illinois, Inc. (a)	16,423	393
Packaging Corp. of America	1,209	135
PPG Industries, Inc.	4,027	443
Praxair, Inc.	5,791	768
Reliance Steel & Aluminum Co.	6,416	467
U.S. Steel Corp.	16,104	356
WestRock Co.	2,327	132

		27,092

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 3.5%
AT&T, Inc.	308,056	$11,623
CenturyLink, Inc.	124,733	2,979
Frontier Communications Corp.	168,469	195
T-Mobile US, Inc. (a)	5,594	339
Telephone & Data Systems, Inc.	17,617	489
Verizon Communications, Inc.	154,019	6,878
Windstream Holdings, Inc.	47,053	183

		22,686

UTILITIES 5.7%
AES Corp.	175,858	1,954
Alliant Energy Corp.	2,768	111
Ameren Corp.	23,858	1,304
American Electric Power Co., Inc.	27,555	1,914
Calpine Corp. (a)	126,661	1,714
CenterPoint Energy, Inc.	49,916	1,367
CMS Energy Corp.	5,391	249
Consolidated Edison, Inc.	24,782	2,003
Dominion Energy, Inc.	1,428	109
DTE Energy Co.	9,775	1,034
Duke Energy Corp.	33,301	2,784
Edison International	15,841	1,239
Entergy Corp.	42,222	3,241
Exelon Corp.	92,126	3,323
FirstEnergy Corp.	81,302	2,371
Great Plains Energy, Inc.	12,075	354
Hawaiian Electric Industries, Inc.	3,702	120
MDU Resources Group, Inc.	38,270	1,003
National Fuel Gas Co.	4,905	274
NextEra Energy, Inc.	5,047	707
NRG Energy, Inc.	86,893	1,496
OGE Energy Corp.	3,537	123
PG&E Corp.	17,433	1,157
Pinnacle West Capital Corp.	8,984	765
Portland General Electric Co.	2,066	94
PPL Corp.	25,953	1,003
Public Service Enterprise Group, Inc.	34,493	1,484
SCANA Corp.	4,758	319

	SHARES	MARKET VALUE (000S)
Sempra Energy	820	$93
Southern Co.	27,095	1,297
Southwest Gas Holdings, Inc.	1,483	108
UGI Corp.	5,327	258
Vectren Corp.	4,230	247
Westar Energy, Inc.	1,245	66
Xcel Energy, Inc.	17,191	789

		36,474

Total United States		631,849

Total Common Stocks (Cost $507,200)		633,408

REAL ESTATE INVESTMENT TRUSTS 0.7%

UNITED STATES 0.7%

FINANCIALS 0.4%
AGNC Investment Corp.	30,331	646
Annaly Capital Management, Inc.	91,230	1,099
Chimera Investment Corp.	19,267	359
Two Harbors Investment Corp.	24,480	243

		2,347

REAL ESTATE 0.3%
CoreCivic, Inc.	21,975	606
Hospitality Properties Trust	9,497	277
Iron Mountain, Inc.	16,046	551
Quality Care Properties, Inc. (a)	13,259	243
Senior Housing Properties Trust	11,493	235
Weyerhaeuser Co.	4,671	156

		2,068

Total Real Estate Investment Trusts (Cost $3,967)		4,415

Total Investments in Securities (Cost $511,167)		637,823

Total Investments 99.4% (Cost $511,167)		$637,823

Other Assets and Liabilities, net 0.6%		3,608

Net Assets 100.0%		$641,431

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Common Stocks
Bermuda
Financials	$435	$0	$0	$435
Canada
Financials	121	0	0	121
Ireland
Consumer Discretionary	26	0	0	26
Information Technology	977	0	0	977
United States
Consumer Discretionary	67,259	0	0	67,259
Consumer Staples	47,248	0	6	47,254
Energy	57,925	0	0	57,925

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financials	$119,585	$0	$0	$119,585
Health Care	75,856	0	0	75,856
Industrials	64,088	0	0	64,088
Information Technology	113,630	0	0	113,630
Materials	27,092	0	0	27,092
Telecommunication Services	22,686	0	0	22,686
Utilities	36,474	0	0	36,474
Real Estate Investment Trusts
United States
Financials	2,347	0	0	2,347
Real Estate	2,068	0	0	2,068

Total Investments	$637,817	$0	$6	$637,823

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	53

Schedule of Investments PIMCO RAE Fundamental US Small Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

COMMON STOCKS 89.1%

INDIA 0.0%

CONSUMER DISCRETIONARY 0.0%
Eros International PLC (a)	1,412	$16

Total India		16

UNITED KINGDOM 0.2%

FINANCIALS 0.2%
Janus Henderson Group PLC (a)	6,324	210

Total United Kingdom		210

UNITED STATES 88.9%

CONSUMER DISCRETIONARY 17.1%
Aaron’s, Inc.	10,462	407
Adtalem Global Education, Inc.	15,103	573
AMC Entertainment Holdings, Inc. ‘A’	2,988	68
America’s Car-Mart, Inc. (a)	1,703	66
American Axle & Manufacturing Holdings, Inc. (a)	7,063	110
American Outdoor Brands Corp. (a)	3,790	84
American Public Education, Inc. (a)	2,846	67
Asbury Automotive Group, Inc. (a)	2,586	146
Ascena Retail Group, Inc. (a)	28,089	60
Ascent Capital Group, Inc. ‘A’ (a)	3,447	53
Barnes & Noble Education, Inc. (a)	9,204	98
Barnes & Noble, Inc.	15,875	121
Beazer Homes USA, Inc. (a)	2,520	35
Big 5 Sporting Goods Corp.	4,337	57
Biglari Holdings, Inc. (a)	120	48
BJ’s Restaurants, Inc. (a)	1,060	39
Bloomin’ Brands, Inc.	9,313	198
Bob Evans Farms, Inc.	4,531	325
Boyd Gaming Corp.	12,112	300
Bridgepoint Education, Inc. (a)	1,720	25
Brinker International, Inc.	1,987	76
Buckle, Inc.	8,439	150
Buffalo Wild Wings, Inc. (a)	362	46
Cable One, Inc.	182	129
Caesars Acquisition Co. ‘A’ (a)	4,215	80
Caleres, Inc.	6,025	167
Callaway Golf Co.	4,407	56
Capella Education Co.	1,948	167
Career Education Corp. (a)	18,154	174
Carrols Restaurant Group, Inc. (a)	6,271	77
Cato Corp. ‘A’	4,857	85
Century Communities, Inc. (a)	777	19
Cheesecake Factory, Inc.	2,789	140
Chico’s FAS, Inc.	7,804	74
Children’s Place, Inc.	2,075	212
Choice Hotels International, Inc.	2,387	153
Churchill Downs, Inc.	156	29
Citi Trends, Inc.	1,504	32
ClubCorp Holdings, Inc.	989	13
Conn’s, Inc. (a)	7,531	144
Container Store Group, Inc. (a)	5,355	32
Cooper Tire & Rubber Co.	5,016	181
Cooper-Standard Holding, Inc. (a)	2,388	241
Core-Mark Holding Co., Inc.	2,428	80
Crocs, Inc. (a)	17,087	132
Dana, Inc.	17,581	393

	SHARES	MARKET VALUE (000S)
Dave & Buster’s Entertainment, Inc. (a)	2,580	$172
Deckers Outdoor Corp. (a)	3,301	225
Denny’s Corp. (a)	3,503	41
DineEquity, Inc.	1,596	70
Dorman Products, Inc. (a)	1,263	105
Drive Shack, Inc.	14,940	47
DSW Inc. ‘A’	7,393	131
Eldorado Resorts, Inc. (a)	6,807	136
Entercom Communications Corp. ‘A’	1,237	13
Ethan Allen Interiors, Inc.	2,033	66
Etsy, Inc. (a)	740	11
EW Scripps Co. ‘A’ (a)	1,025	18
Express, Inc. (a)	16,630	112
Extended Stay America, Inc.	2,859	55
Fiesta Restaurant Group, Inc. (a)	1,787	37
Finish Line, Inc. ‘A’	11,448	162
Five Below, Inc. (a)	1,493	74
Francesca’s Holdings Corp. (a)	2,544	28
Fred’s, Inc. ‘A’	6,453	60
FTD Cos., Inc. (a)	2,607	52
G-III Apparel Group Ltd. (a)	2,191	55
Gannett Co., Inc.	33,577	293
Genesco, Inc. (a)	5,152	175
Gentherm, Inc. (a)	283	11
GoPro, Inc. ‘A’ (a)	4,500	37
Grand Canyon Education, Inc. (a)	1,395	109
Gray Television, Inc. (a)	1,196	16
Group 1 Automotive, Inc.	2,997	190
Groupon, Inc. (a)	52,841	203
Guess?, Inc.	11,472	147
Haverty Furniture Cos., Inc.	2,674	67
Helen of Troy Ltd. (a)	1,237	116
Hibbett Sports, Inc. (a)	3,340	69
Hilton Grand Vacations, Inc. (a)	1,236	45
Horizon Global Corp. (a)	1,124	16
Houghton Mifflin Harcourt Co. (a)	7,461	92
Hovnanian Enterprises, Inc. ‘A’ (a)	5,883	16
HSN, Inc.	3,271	104
Iconix Brand Group, Inc. (a)	28,502	197
ILG, Inc.	2,902	80
International Speedway Corp. ‘A’	2,594	97
iRobot Corp. (a)	1,563	131
Jack in the Box, Inc.	1,730	170
JAKKS Pacific, Inc. (a)	6,665	27
John Wiley & Sons, Inc. ‘A’	3,931	207
K12, Inc. (a)	5,119	92
Kate Spade & Co. (a)	2,650	49
KB Home	913	22
Kirkland’s, Inc. (a)	3,928	40
La Quinta Holdings, Inc. (a)	7,026	104
La-Z-Boy, Inc.	2,220	72
Lands’ End, Inc. (a)	6,371	95
Laureate Education, Inc. ‘A’ (a)	1,845	32
LCI Industries	1,054	108
Libbey, Inc.	6,723	54
Liberty TripAdvisor Holdings, Inc. ‘A’ (a)	5,470	63
Lions Gate Entertainment Corp. ‘A’	458	13
Lions Gate Entertainment Corp. ‘B’ (a)	3,030	80
Lithia Motors, Inc. ‘A’	325	31
Loral Space & Communications, Inc. (a)	1,107	46
Lumber Liquidators Holdings, Inc. (a)	4,745	119

	SHARES	MARKET VALUE (000S)
M/I Homes, Inc. (a)	3,259	$93
Marcus Corp.	1,776	54
Marriott Vacations Worldwide Corp.	2,118	249
MDC Holdings, Inc.	1,766	62
MDC Partners, Inc. ‘A’	4,262	42
Media General, Inc. CVR	2,855	6
Meredith Corp.	3,614	215
Meritage Homes Corp. (a)	1,278	54
Modine Manufacturing Co. (a)	5,312	88
Monro Muffler Brake, Inc.	649	27
Movado Group, Inc.	2,568	65
MSG Networks, Inc. ‘A’ (a)	956	21
Murphy USA, Inc. (a)	2,923	217
NACCO Industries, Inc. ‘A’	558	40
National CineMedia, Inc.	8,847	66
New York Times Co. ‘A’	9,757	173
Nexstar Media Group, Inc. ‘A’	1,250	75
Nutrisystem, Inc.	1,818	95
Ollie’s Bargain Outlet Holdings, Inc. (a)	1,704	73
Oxford Industries, Inc.	1,173	73
Papa John’s International, Inc.	769	55
Party City Holdco, Inc. (a)	2,131	33
Penn National Gaming, Inc. (a)	11,780	252
Perry Ellis International, Inc. (a)	3,276	64
PetMed Express, Inc.	1,224	50
Pier 1 Imports, Inc.	55,293	287
Pinnacle Entertainment, Inc. (a)	9,804	194
Potbelly Corp. (a)	4,479	51
Red Robin Gourmet Burgers, Inc. (a)	838	55
Red Rock Resorts, Inc. ‘A’	664	16
Regis Corp. (a)	9,870	101
Rent-A-Center, Inc.	21,698	254
RH (a)	1,227	79
Ruby Tuesday, Inc. (a)	12,447	25
Ruth’s Hospitality Group, Inc.	605	13
Scholastic Corp.	4,280	187
Scientific Games Corp. ‘A’ (a)	5,312	139
SeaWorld Entertainment, Inc.	17,503	285
Select Comfort Corp. (a)	4,015	142
Shoe Carnival, Inc.	1,323	28
Shutterfly, Inc. (a)	2,139	102
Sinclair Broadcast Group, Inc. ‘A’	2,962	97
Sonic Automotive, Inc. ‘A’	9,784	190
Sonic Corp.	1,796	48
Sotheby’s (a)	5,933	318
Sportsman’s Warehouse Holdings, Inc. (a)	5,134	28
Stage Stores, Inc.	12,256	25
Standard Motor Products, Inc.	1,518	79
Stein Mart, Inc.	8,668	15
Steven Madden Ltd. (a)	2,261	90
Stoneridge, Inc. (a)	3,052	47
Strayer Education, Inc.	3,207	299
Sturm Ruger & Co., Inc.	1,474	92
Superior Industries International, Inc.	2,224	46
Tailored Brands, Inc.	5,232	58
Taylor Morrison Home Corp. ‘A’ (a)	655	16
Tempur Sealy International, Inc. (a)	834	45
Texas Roadhouse, Inc.	1,588	81
Time, Inc.	11,785	169
TopBuild Corp. (a)	2,073	110
Tower International, Inc.	2,079	47
TravelCenters of America LLC (a)	9,552	39
TRI Pointe Group, Inc. (a)	2,605	34

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

	SHARES	MARKET VALUE (000S)
tronc, Inc. (a)	8,329	$107
Tuesday Morning Corp. (a)	6,030	11
Universal Electronics, Inc. (a)	252	17
Vera Bradley, Inc. (a)	3,167	31
Vista Outdoor, Inc. (a)	2,281	51
Vitamin Shoppe, Inc. (a)	5,044	59
Wendy’s Co.	20,362	316
William Lyon Homes ‘A’ (a)	1,450	35
Wolverine World Wide, Inc.	5,562	156
ZAGG, Inc. (a)	1,857	16
Zumiez, Inc. (a)	2,633	33

		18,272

CONSUMER STAPLES 2.7%
Alliance One International, Inc. (a)	2,085	30
Andersons, Inc.	1,996	68
B&G Foods, Inc.	2,246	80
Boston Beer Co., Inc. ‘A’ (a)	270	36
Cal-Maine Foods, Inc.	1,530	60
Central Garden & Pet Co. ‘A’ (a)	5,969	179
Coca-Cola Bottling Co. Consolidated	314	72
Darling Ingredients, Inc. (a)	13,515	213
Dean Foods Co.	9,978	170
Energizer Holdings, Inc.	3,469	166
Fresh Del Monte Produce, Inc.	3,436	175
Ingles Markets, Inc. ‘A’	3,152	105
Inter Parfums, Inc.	1,744	64
J&J Snack Foods Corp.	476	63
Medifast, Inc.	1,298	54
National Beverage Corp.	298	28
Omega Protein Corp.	1,531	27
Performance Food Group Co. (a)	4,421	121
PriceSmart, Inc.	854	75
Revlon, Inc. ‘A’ (a)	849	20
Sanderson Farms, Inc.	1,191	138
Seneca Foods Corp. ‘A’ (a)	589	18
Smart & Final Stores, Inc. (a)	3,607	33
SpartanNash Co.	3,312	86
Sprouts Farmers Market, Inc. (a)	2,401	54
United Natural Foods, Inc. (a)	3,953	145
Universal Corp.	3,693	239
USANA Health Sciences, Inc. (a)	854	55
Vector Group Ltd.	6,956	148
Village Super Market, Inc. ‘A’	646	17
WD-40 Co.	658	73
Weis Markets, Inc.	1,655	81

		2,893

ENERGY 4.2%
Alon USA Energy, Inc.	6,410	85
Archrock, Inc.	12,671	144
Atwood Oceanics, Inc. (a)	35,108	286
Basic Energy Services, Inc. (a)	435	11
Bill Barrett Corp. (a)	37,689	116
Bristow Group, Inc.	13,693	105
California Resources Corp. (a)	4,336	37
Callon Petroleum Co. (a)	1,752	19
CARBO Ceramics, Inc. (a)	8,587	59
Carrizo Oil & Gas, Inc. (a)	2,709	47
Cloud Peak Energy, Inc. (a)	59,074	208
Cobalt International Energy, Inc. (a)	400	1
Contango Oil & Gas Co. (a)	3,871	26
Delek U.S. Holdings, Inc.	13,335	353

	SHARES	MARKET VALUE (000S)
Denbury Resources, Inc. (a)	8,155	$12
Dril-Quip, Inc. (a)	1,775	87
Enbridge Energy Management LLC (a)	2,411	37
Enbridge Energy Management LLC	58,437	0
EP Energy Corp. ‘A’ (a)	4,151	15
Era Group, Inc. (a)	6,139	58
EXCO Resources, Inc. (a)	1,510	4
Exterran Corp. (a)	2,660	71
Fairmount Santrol Holdings, Inc. (a)	8,009	31
Forum Energy Technologies, Inc. (a)	6,807	106
Gener8 Maritime, Inc. (a)	6,303	36
Geospace Technologies Corp. (a)	1,639	23
Green Plains, Inc.	4,398	90
Gulfport Energy Corp. (a)	882	13
Helix Energy Solutions Group, Inc. (a)	12,877	73
Hornbeck Offshore Services, Inc. (a)	13,050	37
International Seaways, Inc. (a)	3,174	69
Kosmos Energy Ltd. (a)	7,579	49
Laredo Petroleum, Inc. (a)	2,752	29
McDermott International, Inc. (a)	14,797	106
Newpark Resources, Inc. (a)	14,388	106
Northern Oil and Gas, Inc. (a)	7,443	10
Oasis Petroleum, Inc. (a)	9,890	80
Oil States International, Inc. (a)	5,256	143
Overseas Shipholding Group, Inc. ‘A’ (a)	11,820	31
Parker Drilling Co. (a)	27,912	38
PBF Energy, Inc. ‘A’	7,174	160
PDC Energy, Inc. (a)	682	29
Peabody Energy Corp. (a)	1,322	32
PHI, Inc. NVDR (a)	1,325	13
Pioneer Energy Services Corp. (a)	25,598	52
Renewable Energy Group, Inc. (a)	5,914	77
Resolute Energy Corp. (a)	347	10
REX American Resources Corp. (a)	721	70
Rowan Cos. PLC ‘A’ (a)	11,973	123
RPC, Inc.	2,047	41
Sanchez Energy Corp. (a)	2,674	19
SEACOR Holdings, Inc. (a)	3,957	136
SEACOR Marine Holdings, Inc. (a)	3,978	81
SemGroup Corp. ‘A’	2,248	61
SM Energy Co.	9,229	152
Stone Energy Corp. (a)	794	15
Tesco Corp. (a)	7,095	32
TETRA Technologies, Inc. (a)	4,390	12
U.S. Silica Holdings, Inc.	1,077	38
Unit Corp. (a)	17,095	320
W&T Offshore, Inc. (a)	34,868	68
Westmoreland Coal Co. (a)	2,791	14
World Fuel Services Corp.	2,351	90

		4,496

FINANCIALS 15.4%
Allegiance Bancshares, Inc. (a)	390	15
Ambac Financial Group, Inc. (a)	11,571	201
American Equity Investment Life Holding Co.	23,916	629
AMERISAFE, Inc.	468	27
Arlington Asset Investment Corp. ‘A’	2,070	28
Artisan Partners Asset Management, Inc. ‘A’	460	14
Associated Banc-Corp	7,004	177
Astoria Financial Corp.	9,029	182
Baldwin & Lyons, Inc. ‘B’	926	23

	SHARES	MARKET VALUE (000S)
Banc of California, Inc.	1,693	$36
BancFirst Corp.	489	47
Bancorp, Inc. (a)	2,219	17
BancorpSouth, Inc.	3,748	114
Bank of Hawaii Corp.	1,318	109
BankUnited, Inc.	3,604	122
Beneficial Bancorp, Inc.	2,592	39
Berkshire Hills Bancorp, Inc.	2,089	73
BGC Partners, Inc. ‘A’	14,770	187
BofI Holding, Inc. (a)	515	12
Boston Private Financial Holdings, Inc.	3,609	55
Brookline Bancorp, Inc.	6,800	99
Bryn Mawr Bank Corp.	668	28
Camden National Corp.	1,477	63
Capital Bank Financial Corp. ‘A’	1,900	72
Capitol Federal Financial, Inc.	12,969	184
Cathay General Bancorp	1,840	70
Chemical Financial Corp.	3,749	181
Citizens & Northern Corp.	745	17
City Holding Co.	1,537	101
Cohen & Steers, Inc.	1,212	49
Columbia Banking System, Inc.	1,855	74
Community Bank System, Inc.	1,548	86
Community Trust Bancorp, Inc.	1,975	86
Cowen, Inc. (a)	5,145	84
Crawford & Co. ‘B’	1,601	15
Customers Bancorp, Inc. (a)	972	27
CVB Financial Corp.	2,651	59
Dime Community Bancshares, Inc.	2,994	59
Donnelley Financial Solutions, Inc. (a)	4,092	94
Eagle Bancorp, Inc. (a)	560	35
eHealth, Inc. (a)	3,823	72
Employers Holdings, Inc.	3,410	144
Encore Capital Group, Inc. (a)	2,692	108
Enova International, Inc. (a)	9,958	148
Enterprise Financial Services Corp.	1,028	42
Essent Group Ltd. (a)	842	31
Evercore Partners, Inc. ‘A’	2,073	146
Ezcorp, Inc. ‘A’ (a)	21,904	169
FBL Financial Group, Inc. ‘A’	1,155	71
FCB Financial Holdings, Inc. ‘A’ (a)	1,364	65
Federal Agricultural Mortgage Corp. ‘C’	1,055	68
Federated Investors, Inc. ‘B’	4,092	116
Fidelity & Guaranty Life	2,114	66
Fidelity Southern Corp.	578	13
Financial Institutions, Inc.	1,679	50
First Bancorp	1,664	52
First Busey Corp.	2,773	81
First Citizens BancShares, Inc. ‘A’	54	20
First Commonwealth Financial Corp.	6,128	78
First Community Bancshares, Inc.	1,399	38
First Defiance Financial Corp.	648	34
First Financial Bancorp	7,650	212
First Financial Bankshares, Inc.	928	41
First Financial Corp.	1,856	88
First Interstate BancSystem, Inc. ‘A’	1,662	62
First Merchants Corp.	1,527	61
First Midwest Bancorp, Inc.	2,015	47
FirstCash, Inc.	4,268	249
Flagstar Bancorp, Inc. (a)	2,692	83
Flushing Financial Corp.	3,355	95
FNB Corp.	9,270	131

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	55

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
FNFV Group (a)	2,311	$37
Fulton Financial Corp.	17,296	329
Glacier Bancorp, Inc.	2,120	78
Great Southern Bancorp, Inc.	695	37
Great Western Bancorp, Inc.	4,434	181
Green Dot Corp. ‘A’ (a)	3,114	120
Greenhill & Co., Inc.	5,501	111
Hancock Holding Co.	4,999	245
Heartland Financial USA, Inc.	643	30
Hercules Capital, Inc.	4,121	55
Heritage Financial Corp.	1,285	34
Hilltop Holdings, Inc.	4,521	119
Home BancShares, Inc.	526	13
HomeStreet, Inc. (a)	1,619	45
HomeTrust Bancshares, Inc. (a)	927	23
Hope Bancorp, Inc.	1,570	29
Horace Mann Educators Corp.	2,168	82
IBERIABANK Corp.	843	69
Independent Bank Corp.	657	44
Infinity Property & Casualty Corp.	1,082	102
International Bancshares Corp.	4,224	148
Investment Technology Group, Inc.	1,984	42
KCG Holdings, Inc. ‘A’ (a)	17,420	347
Kemper Corp.	6,180	239
Lakeland Bancorp, Inc.	2,678	50
Lakeland Financial Corp.	495	23
LPL Financial Holdings, Inc.	6,028	256
MainSource Financial Group, Inc.	1,478	50
MB Financial, Inc.	999	44
MBIA, Inc. (a)	43,682	412
Mercury General Corp.	2,086	113
Morningstar, Inc.	855	67
National Bank Holdings Corp. ‘A’	6,935	230
National Western Life Group, Inc. ‘A’	212	68
Nationstar Mortgage Holdings, Inc. (a)	5,092	91
Navigators Group, Inc.	1,864	102
NBT Bancorp, Inc.	5,287	195
Nelnet, Inc. ‘A’	3,785	178
Northfield Bancorp, Inc.	4,807	82
Northwest Bancshares, Inc.	14,903	233
OceanFirst Financial Corp.	971	26
Ocwen Financial Corp. (a)	55,650	150
Old National Bancorp	8,173	141
OneBeacon Insurance Group Ltd. ‘A’	4,028	73
Oritani Financial Corp.	3,506	60
Pacific Premier Bancorp, Inc. (a)	930	34
Park National Corp.	1,260	131
Piper Jaffray Cos.	2,479	149
PRA Group, Inc. (a)	3,494	132
Primerica, Inc.	3,145	238
ProAssurance Corp.	5,827	354
Provident Financial Services, Inc.	5,649	143
Regional Management Corp. (a)	3,477	82
Renasant Corp.	1,078	47
RLI Corp.	2,446	134
S&T Bancorp, Inc.	1,295	46
Safety Insurance Group, Inc.	1,190	81
Sandy Spring Bancorp, Inc.	1,335	54
Selective Insurance Group, Inc.	2,137	107
ServisFirst Bancshares, Inc.	1,280	47
Simmons First National Corp. ‘A’	426	23
South State Corp.	473	41
State Bank Financial Corp.	1,280	35
Stewart Information Services Corp.	465	21

	SHARES	MARKET VALUE (000S)
Stock Yards Bancorp, Inc.	1,059	$41
TCF Financial Corp.	16,701	266
Tompkins Financial Corp.	1,045	82
Towne Bank	2,357	73
TriCo Bancshares	605	21
Triumph Bancorp, Inc. (a)	650	16
TrustCo Bank Corp.	11,620	90
Trustmark Corp.	5,580	179
UMB Financial Corp.	1,382	103
Union Bankshares Corp.	2,126	72
United Bankshares, Inc.	1,674	66
United Fire Group, Inc.	1,227	54
Universal Insurance Holdings, Inc.	1,900	48
Univest Corp. of Pennsylvania	1,904	57
Valley National Bancorp	25,049	296
Waddell & Reed Financial, Inc. ‘A’	23,233	439
Walker & Dunlop, Inc. (a)	591	29
Walter Investment Management Corp. (a)	1,801	2
Washington Federal, Inc.	9,748	324
Washington Trust Bancorp, Inc.	696	36
Waterstone Financial, Inc.	1,852	35
WesBanco, Inc.	1,304	52
Westamerica Bancorporation	2,371	133
Wintrust Financial Corp.	1,553	119
World Acceptance Corp. (a)	4,301	322
WSFS Financial Corp.	847	38

		16,366

HEALTH CARE 6.4%
Abaxis, Inc.	691	37
Acorda Therapeutics, Inc. (a)	4,424	87
Akorn, Inc. (a)	1,033	35
Alere, Inc. (a)	1,883	94
Allscripts Healthcare Solutions, Inc. (a)	11,463	146
Almost Family, Inc. (a)	1,076	66
AMAG Pharmaceuticals, Inc. (a)	2,051	38
Amedisys, Inc. (a)	2,683	169
AMN Healthcare Services, Inc. (a)	1,985	78
Analogic Corp.	960	70
AngioDynamics, Inc. (a)	4,329	70
AquaBounty Technologies, Inc. (a)	5	0
BioScrip, Inc. (a)	12,765	35
Bluebird Bio, Inc. (a)	154	16
Cambrex Corp. (a)	1,100	66
Cantel Medical Corp.	1,030	80
Capital Senior Living Corp. (a)	1,747	27
Cardiovascular Systems, Inc. (a)	491	16
Catalent, Inc. (a)	1,054	37
Chemed Corp.	1,398	286
Civitas Solutions, Inc. (a)	547	10
Computer Programs & Systems, Inc.	587	19
CONMED Corp.	2,782	142
Depomed, Inc. (a)	4,530	49
Emergent BioSolutions, Inc. (a)	2,721	92
Ensign Group, Inc.	740	16
Exactech, Inc. (a)	1,393	41
Globus Medical, Inc. ‘A’ (a)	3,104	103
Haemonetics Corp. (a)	2,435	96
Halyard Health, Inc. (a)	8,856	348
HMS Holdings Corp. (a)	4,319	80
Horizon Pharma PLC (a)	2,905	34
ICU Medical, Inc. (a)	582	100

	SHARES	MARKET VALUE (000S)
Impax Laboratories, Inc. (a)	6,755	$109
INC Research Holdings, Inc. ‘A’ (a)	1,170	68
Inovalon Holdings, Inc. ‘A’ (a)	2,797	37
Integer Holdings Corp. (a)	2,543	110
Integra LifeSciences Holdings Corp. (a)	3,204	175
Invacare Corp.	11,045	146
Lannett Co., Inc. (a)	1,633	33
LHC Group, Inc. (a)	959	65
Luminex Corp.	1,584	33
Magellan Health, Inc. (a)	4,694	342
Masimo Corp. (a)	1,289	118
Medicines Co. (a)	2,493	95
Medidata Solutions, Inc. (a)	570	45
Meridian Bioscience, Inc.	3,294	52
Merit Medical Systems, Inc. (a)	3,116	119
Molina Healthcare, Inc. (a)	2,808	194
Myriad Genetics, Inc. (a)	16,107	416
National HealthCare Corp.	956	67
Natus Medical, Inc. (a)	1,398	52
Neogen Corp. (a)	938	65
NuVasive, Inc. (a)	1,650	127
NxStage Medical, Inc. (a)	684	17
Omnicell, Inc. (a)	1,662	72
Orthofix International NV (a)	2,527	117
Owens & Minor, Inc.	8,142	262
PAREXEL International Corp. (a)	369	32
PDL BioPharma, Inc.	79,096	195
PharMerica Corp. (a)	2,556	67
PRA Health Sciences, Inc. (a)	963	72
Prestige Brands Holdings, Inc. (a)	1,473	78
Providence Service Corp. (a)	554	28
Quality Systems, Inc. (a)	7,068	122
Quorum Health Corp. (a)	2,466	10
RadNet, Inc. (a)	8,568	66
SciClone Pharmaceuticals, Inc. (a)	2,936	32
Select Medical Holdings Corp. (a)	22,645	348
Spectrum Pharmaceuticals, Inc. (a)	3,853	29
Surgery Partners, Inc. (a)	1,687	38
Tivity Health, Inc. (a)	3,384	135
U.S. Physical Therapy, Inc.	394	24

		6,795

INDUSTRIALS 19.4%
AAON, Inc.	1,042	38
AAR Corp.	5,513	192
ABM Industries, Inc.	5,241	218
ACCO Brands Corp. (a)	15,504	181
Actuant Corp. ‘A’	10,721	264
Advisory Board Co. (a)	526	27
Aegion Corp. (a)	3,473	76
Aerovironment, Inc. (a)	652	25
Air Lease Corp.	1,108	41
Air Transport Services Group, Inc. (a)	6,123	133
Aircastle Ltd.	9,793	213
Alamo Group, Inc.	153	14
Albany International Corp. ‘A’	2,036	109
Allegiant Travel Co.	599	81
Altra Industrial Motion Corp.	1,985	79
Apogee Enterprises, Inc.	598	34
Applied Industrial Technologies, Inc.	3,976	235
ArcBest Corp.	516	11
Argan, Inc.	227	14
Armstrong Flooring, Inc. (a)	813	15

56	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

	SHARES	MARKET VALUE (000S)
Armstrong World Industries, Inc. (a)	1,515	$70
Astec Industries, Inc.	1,114	62
Astronics Corp. (a)	323	10
Atlas Air Worldwide Holdings, Inc. (a)	4,045	211
AZZ, Inc.	892	50
Babcock & Wilcox Enterprises, Inc. (a)	4,902	58
Barnes Group, Inc.	3,221	189
Beacon Roofing Supply, Inc. (a)	2,657	130
Brady Corp. ‘A’	5,773	196
Briggs & Stratton Corp.	7,118	172
Brink’s Co.	4,004	268
CAI International, Inc. (a)	2,710	64
Casella Waste Systems, Inc. ‘A’ (a)	5,191	85
CBIZ, Inc. (a)	6,445	97
Chart Industries, Inc. (a)	3,951	137
CIRCOR International, Inc.	1,037	62
Civeo Corp. (a)	17,534	37
Clean Harbors, Inc. (a)	3,437	192
Columbus McKinnon Corp.	545	14
Comfort Systems USA, Inc.	1,289	48
Continental Building Products, Inc. (a)	906	21
Covanta Holding Corp.	9,810	129
CRA International, Inc.	592	21
Cubic Corp.	1,753	81
Deluxe Corp.	649	45
DigitalGlobe, Inc. (a)	6,310	210
Douglas Dynamics, Inc.	1,153	38
Ducommun, Inc. (a)	1,056	33
DXP Enterprises, Inc. (a)	2,066	71
Dycom Industries, Inc. (a)	1,127	101
Encore Wire Corp.	1,218	52
EnerSys	2,235	162
Ennis, Inc.	2,857	55
EnPro Industries, Inc.	2,077	148
ESCO Technologies, Inc.	1,998	119
Essendant, Inc.	9,510	141
Esterline Technologies Corp. (a)	3,732	354
Exponent, Inc.	1,273	74
Federal Signal Corp.	2,919	51
Forward Air Corp.	510	27
Franklin Electric Co., Inc.	2,051	85
FTI Consulting, Inc. (a)	4,710	165
GATX Corp.	6,979	449
Generac Holdings, Inc. (a)	6,987	252
General Cable Corp.	10,672	174
Gibraltar Industries, Inc. (a)	1,468	52
Global Brass & Copper Holdings, Inc.	3,279	100
Granite Construction, Inc.	1,757	85
Greenbrier Cos., Inc.	2,771	128
Griffon Corp.	6,134	135
H&E Equipment Services, Inc.	5,903	120
Harsco Corp. (a)	21,373	344
Hawaiian Holdings, Inc. (a)	3,414	160
Healthcare Services Group, Inc.	1,018	48
Heartland Express, Inc.	2,687	56
Heidrick & Struggles International, Inc.	3,147	68
Herc Holdings, Inc. (a)	9,537	375
Herman Miller, Inc.	2,509	76
Hill International, Inc. (a)	10,367	54
Hillenbrand, Inc.	3,689	133
HNI Corp.	2,631	105
Hub Group, Inc. ‘A’ (a)	677	26

	SHARES	MARKET VALUE (000S)
Huron Consulting Group, Inc. (a)	756	$33
Hyster-Yale Materials Handling, Inc.	833	58
ICF International, Inc. (a)	1,380	65
InnerWorkings, Inc. (a)	3,729	43
Insperity, Inc.	1,470	104
Interface, Inc.	2,335	46
John Bean Technologies Corp.	1,077	106
Kadant, Inc.	961	72
Kaman Corp.	3,010	150
KBR, Inc.	9,556	145
Kelly Services, Inc. ‘A’	5,308	119
Kennametal, Inc.	8,585	321
KeyW Holding Corp. (a)	1,949	18
Kforce, Inc.	4,766	93
Kimball International, Inc. ‘B’	2,693	45
Kirby Corp. (a)	1,081	72
KLX, Inc. (a)	5,538	277
Knight Transportation, Inc.	3,172	117
Knoll, Inc.	2,430	49
Korn/Ferry International	3,210	111
Kratos Defense & Security Solutions, Inc. (a)	9,001	107
Landstar System, Inc.	1,730	148
Layne Christensen Co. (a)	1,823	16
Lindsay Corp.	687	61
LSC Communications, Inc.	7,121	152
Lydall, Inc. (a)	310	16
Manitowoc Co., Inc.	8,086	49
Marten Transport Ltd.	1,104	30
Masonite International Corp. (a)	915	69
MasTec, Inc. (a)	3,716	168
Matson, Inc.	1,452	44
Matthews International Corp. ‘A’	781	48
McGrath RentCorp	3,355	116
Mercury Systems, Inc. (a)	728	31
Meritor, Inc. (a)	8,794	146
Milacron Holdings Corp. (a)	1,112	20
Mistras Group, Inc. (a)	800	18
Mobile Mini, Inc.	1,732	52
Moog, Inc. ‘A’ (a)	4,432	318
MRC Global, Inc. (a)	16,327	270
MSA Safety, Inc.	2,099	170
Mueller Industries, Inc.	5,597	170
Mueller Water Products, Inc. ‘A’	5,597	65
Multi-Color Corp.	249	20
MYR Group, Inc. (a)	852	26
National Presto Industries, Inc.	901	100
Navigant Consulting, Inc. (a)	4,034	80
Navistar International Corp. (a)	8,767	230
NOW, Inc. (a)	8,173	131
On Assignment, Inc. (a)	1,226	66
Powell Industries, Inc.	545	17
Primoris Services Corp.	2,506	62
Quad/Graphics, Inc.	10,807	248
Quanex Building Products Corp.	2,216	47
Raven Industries, Inc.	2,305	77
RBC Bearings, Inc. (a)	633	64
Regal Beloit Corp.	2,729	223
Resources Connection, Inc.	4,613	63
Rexnord Corp. (a)	9,018	210
Roadrunner Transportation Systems, Inc. (a)	7,087	51
RPX Corp. (a)	6,117	85
Rush Enterprises, Inc. ‘A’ (a)	5,372	200

	SHARES	MARKET VALUE (000S)
Saia, Inc. (a)	3,659	$188
Scorpio Bulkers, Inc. (a)	14,893	106
Simpson Manufacturing Co., Inc.	3,002	131
SkyWest, Inc.	17,030	598
Spirit Airlines, Inc. (a)	769	40
SPX Corp. (a)	6,786	171
SPX FLOW, Inc. (a)	10,933	403
Standex International Corp.	412	37
Steelcase, Inc. ‘A’	8,404	118
Sun Hydraulics Corp.	725	31
Swift Transportation Co. (a)	9,248	245
Team, Inc. (a)	325	8
Tennant Co.	985	73
Terex Corp.	5,329	200
Tetra Tech, Inc.	3,364	154
Textainer Group Holdings Ltd.	7,060	102
Thermon Group Holdings, Inc. (a)	2,151	41
Titan International, Inc.	5,388	65
Titan Machinery, Inc. (a)	4,692	84
Trex Co., Inc. (a)	386	26
TriMas Corp. (a)	2,353	49
TriNet Group, Inc. (a)	514	17
Triumph Group, Inc.	10,723	339
TrueBlue, Inc. (a)	1,473	39
Tutor Perini Corp. (a)	4,826	139
UniFirst Corp.	677	95
Univar, Inc. (a)	4,321	126
Universal Forest Products, Inc.	1,050	92
Valmont Industries, Inc.	1,776	266
Veritiv Corp. (a)	2,658	120
Viad Corp.	906	43
Wabash National Corp.	3,689	81
WageWorks, Inc. (a)	207	14
Watts Water Technologies, Inc. ‘A’	2,269	143
Welbilt, Inc. (a)	3,523	66
Werner Enterprises, Inc.	4,747	139
Wesco Aircraft Holdings, Inc. (a)	3,177	34
WESCO International, Inc. (a)	3,638	208
West Corp.	8,302	194
YRC Worldwide, Inc. (a)	5,569	62

		20,690

INFORMATION TECHNOLOGY 12.6%
3D Systems Corp. (a)	3,654	68
ACI Worldwide, Inc. (a)	3,090	69
Acxiom Corp. (a)	3,888	101
ADTRAN, Inc.	8,121	168
Advanced Energy Industries, Inc. (a)	1,615	104
Alpha & Omega Semiconductor Ltd. (a)	2,964	49
Ambarella, Inc. (a)	278	13
Amkor Technology, Inc. (a)	16,962	166
Anixter International, Inc. (a)	1,543	121
Avid Technology, Inc. (a)	15,430	81
AVX Corp.	4,322	71
Bankrate, Inc. (a)	4,899	63
Belden, Inc.	1,848	139
Benchmark Electronics, Inc. (a)	5,990	193
Black Box Corp.	4,598	39
Blackbaud, Inc.	196	17
Blackhawk Network Holdings, Inc. (a)	944	41
Blucora, Inc. (a)	5,590	118
Bottomline Technologies de, Inc. (a)	353	9

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	57

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)
BroadSoft, Inc. (a)	358	$15
Brooks Automation, Inc.	4,102	89
Cabot Microelectronics Corp.	3,368	249
CACI International, Inc. ‘A’ (a)	3,566	446
Ciena Corp. (a)	2,752	69
Cirrus Logic, Inc. (a)	991	62
Coherent, Inc. (a)	743	167
CommVault Systems, Inc. (a)	1,569	89
Comtech Telecommunications Corp.	12,710	241
Convergys Corp.	9,891	235
CoreLogic, Inc. (a)	1,883	82
Cray, Inc. (a)	1,803	33
Cree, Inc. (a)	12,474	307
CSG Systems International, Inc.	3,473	141
CTS Corp.	538	12
Daktronics, Inc.	2,521	24
DHI Group, Inc. (a)	10,102	29
Diebold Nixdorf, Inc.	8,578	240
Diodes, Inc. (a)	4,873	117
Eastman Kodak Co. (a)	6,233	57
Ebix, Inc.	3,202	173
Electro Scientific Industries, Inc. (a)	1,240	10
Electronics For Imaging, Inc. (a)	2,540	120
EnerNOC, Inc. (a)	4,932	38
Entegris, Inc. (a)	4,690	103
ePlus, Inc. (a)	1,459	108
Everi Holdings, Inc. (a)	5,631	41
ExlService Holdings, Inc. (a)	1,499	83
Extreme Networks, Inc. (a)	4,636	43
FARO Technologies, Inc. (a)	1,741	66
Finisar Corp. (a)	4,757	124
FireEye, Inc. (a)	1,702	26
Fitbit, Inc. ‘A’ (a)	3,110	16
Harmonic, Inc. (a)	20,177	106
II-VI, Inc. (a)	2,622	90
Insight Enterprises, Inc. (a)	6,587	263
Integrated Device Technology, Inc. (a)	3,368	87
InterDigital, Inc.	2,613	202
Internap Corp. (a)	4,066	15
Itron, Inc. (a)	3,794	257
Kemet Corp. (a)	3,741	48
Knowles Corp. (a)	10,693	181
Lattice Semiconductor Corp. (a)	6,987	47
Liquidity Services, Inc. (a)	9,531	61
Littelfuse, Inc.	511	84
LivePerson, Inc. (a)	1,138	12
LogMeIn, Inc.	148	15
Lumentum Holdings, Inc. (a)	2,186	125
ManTech International Corp. ‘A’	3,831	159
Methode Electronics, Inc.	1,291	53
MicroStrategy, Inc. ‘A’ (a)	332	64
MKS Instruments, Inc.	2,432	164
MoneyGram International, Inc. (a)	6,196	107
Monolithic Power Systems, Inc.	309	30
Monotype Imaging Holdings, Inc.	1,079	20
MTS Systems Corp.	1,679	87
NETGEAR, Inc. (a)	3,288	142
NetScout Systems, Inc. (a)	3,087	106
NeuStar, Inc. ‘A’ (a)	9,743	325
NIC, Inc.	1,712	32
Novanta, Inc. (a)	634	23
OSI Systems, Inc. (a)	1,454	109
Park Electrochemical Corp.	2,074	38

	SHARES	MARKET VALUE (000S)
PC Connection, Inc.	650	$18
PCM, Inc. (a)	553	10
Pegasystems, Inc.	833	49
Perficient, Inc. (a)	1,053	20
Photronics, Inc. (a)	6,548	62
Plantronics, Inc.	2,833	148
Plexus Corp. (a)	3,096	163
Power Integrations, Inc.	913	67
Progress Software Corp.	7,946	245
Rambus, Inc. (a)	3,501	40
RealPage, Inc. (a)	1,557	56
Rogers Corp. (a)	1,160	126
Sanmina Corp. (a)	8,731	333
ScanSource, Inc. (a)	3,011	121
Science Applications International Corp.	2,179	151
Semtech Corp. (a)	3,989	143
Silicon Laboratories, Inc. (a)	2,433	166
Sonus Networks, Inc. (a)	7,182	53
Stratasys Ltd. (a)	6,350	148
Super Micro Computer, Inc. (a)	891	22
Sykes Enterprises, Inc. (a)	5,713	192
Synaptics, Inc. (a)	1,155	60
Synchronoss Technologies, Inc. (a)	2,237	37
Syntel, Inc.	1,768	30
TeleTech Holdings, Inc.	1,104	45
TiVo Corp.	15,541	290
TTM Technologies, Inc. (a)	10,639	185
Ultra Clean Holdings, Inc. (a)	1,771	33
Unisys Corp. (a)	30,978	396
Universal Display Corp.	178	19
Veeco Instruments, Inc. (a)	4,734	132
VeriFone Systems, Inc. (a)	7,750	140
Verint Systems, Inc. (a)	4,107	167
Versum Materials, Inc.	503	16
Viavi Solutions, Inc. (a)	11,453	121
Virtusa Corp. (a)	994	29
Vishay Intertechnology, Inc.	30,007	498
Web.com Group, Inc. (a)	2,451	62
WebMD Health Corp. (a)	2,978	175
Xcerra Corp. (a)	1,536	15
XO Group, Inc. (a)	1,871	33
Xperi Corp.	1,298	39
Yelp, Inc. (a)	1,020	31
Zebra Technologies Corp. ‘A’ (a)	180	18
Zynga, Inc. ‘A’ (a)	53,468	195

		13,436

MATERIALS 6.2%
A Schulman, Inc.	3,077	98
AdvanSix, Inc. (a)	2,242	70
AK Steel Holding Corp. (a)	12,754	84
Allegheny Technologies, Inc.	14,912	254
Boise Cascade Co. (a)	3,452	105
Cabot Corp.	1,547	83
Calgon Carbon Corp.	3,941	60
Carpenter Technology Corp.	3,884	145
Century Aluminum Co. (a)	6,374	99
Clearwater Paper Corp. (a)	2,759	129
Cliffs Natural Resources, Inc. (a)	39,978	277
Coeur Mining, Inc. (a)	4,092	35
Commercial Metals Co.	13,646	265
Compass Minerals International, Inc.	1,855	121

	SHARES	MARKET VALUE (000S)
Ferro Corp. (a)	3,511	$64
Flotek Industries, Inc. (a)	1,308	12
FutureFuel Corp.	2,947	44
GCP Applied Technologies, Inc. (a)	2,412	74
Gold Resource Corp.	12,608	51
Greif, Inc. ‘A’	6,206	346
HB Fuller Co.	2,688	137
Hecla Mining Co.	19,116	98
Ingevity Corp. (a)	522	30
Innophos Holdings, Inc.	3,632	159
Innospec, Inc.	1,537	101
Intrepid Potash, Inc. (a)	5,885	13
Kaiser Aluminum Corp.	1,629	144
KapStone Paper and Packaging Corp.	5,504	114
Koppers Holdings, Inc. (a)	2,261	82
Kraton Corp. (a)	2,849	98
Kronos Worldwide, Inc.	5,636	103
Louisiana-Pacific Corp. (a)	3,627	87
LSB Industries, Inc. (a)	3,660	38
Materion Corp.	2,406	90
Minerals Technologies, Inc.	1,451	106
Myers Industries, Inc.	4,065	73
Neenah Paper, Inc.	981	79
Olympic Steel, Inc.	1,980	39
OMNOVA Solutions, Inc. (a)	5,868	57
PH Glatfelter Co.	6,448	126
Platform Specialty Products Corp. (a)	11,236	142
PolyOne Corp.	4,609	179
Quaker Chemical Corp.	446	65
Rayonier Advanced Materials, Inc.	7,730	122
Ryerson Holding Corp. (a)	10,123	100
Schnitzer Steel Industries, Inc. ‘A’	4,896	123
Schweitzer-Mauduit International, Inc.	2,660	99
Silgan Holdings, Inc.	5,788	184
Stepan Co.	1,687	147
Summit Materials, Inc. ‘A’ (a)	1,200	35
SunCoke Energy, Inc. (a)	13,504	147
TimkenSteel Corp. (a)	10,571	162
Tredegar Corp.	2,047	31
Trinseo S.A.	2,858	196
Tronox Ltd. ‘A’	27,618	418
Worthington Industries, Inc.	4,957	249

		6,589

REAL ESTATE 0.2%
Alexander & Baldwin, Inc.	1,239	51
Forestar Group, Inc. (a)	3,040	52
HFF, Inc. ‘A’	487	17
Kennedy-Wilson Holdings, Inc.	685	13
RE/MAX Holdings, Inc. ‘A’	496	28
RMR Group, Inc. ‘A’	377	18
St. Joe Co. (a)	2,285	43

		222

TELECOMMUNICATION SERVICES 1.3%
ATN International, Inc.	703	48
Cincinnati Bell, Inc. (a)	7,215	141
Cogent Communications Holdings, Inc.	2,014	81
Consolidated Communications Holdings, Inc.	5,929	127
FairPoint Communications, Inc. (a)	6,209	97

58	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2017

	SHARES	MARKET VALUE (000S)
General Communication, Inc. ‘A’ (a)	5,975	$219
HC2 Holdings, Inc. (a)	2,591	15
IDT Corp. ‘B’	1,027	15
Iridium Communications, Inc. (a)	19,606	217
Lumos Networks Corp. (a)	2,843	51
Shenandoah Telecommunications Co.	2,276	70
Spok Holdings, Inc.	3,114	55
Vonage Holdings Corp. (a)	14,402	94
Windstream Holdings, Inc.	46,949	182

		1,412

UTILITIES 3.4%
ALLETE, Inc.	3,141	225
American States Water Co.	2,762	131
Atlantic Power Corp. (a)	8,032	19
Avista Corp.	7,722	328
California Water Service Group	5,366	198
Chesapeake Utilities Corp.	971	73
Dynegy, Inc. (a)	34,696	287
El Paso Electric Co.	5,167	267
MGE Energy, Inc.	3,052	196
Middlesex Water Co.	1,391	55
New Jersey Resources Corp.	1,579	63
Northwest Natural Gas Co.	4,517	270
NorthWestern Corp.	2,293	140
NRG Yield, Inc. ‘C’	2,540	45
Ormat Technologies, Inc.	807	47
Otter Tail Corp.	4,546	180
Pattern Energy Group, Inc.	2,303	55
PNM Resources, Inc.	13,084	500
SJW Group	1,879	92
South Jersey Industries, Inc.	3,077	105
Spire, Inc.	2,096	146
TerraForm Global, Inc. ‘A’ (a)	4,451	23
TerraForm Power, Inc. ‘A’ (a)	3,462	42
Unitil Corp.	2,208	107

		3,594

Total United States		94,765

Total Common Stocks (Cost $77,059)		94,991

REAL ESTATE INVESTMENT TRUSTS 10.5%

UNITED STATES 10.5%

FINANCIALS 3.1%
AG Mortgage Investment Trust, Inc.	5,356	98
Anworth Mortgage Asset Corp.	26,602	160
Apollo Commercial Real Estate Finance, Inc.	4,671	87
Ares Commercial Real Estate Corp.	2,374	31
ARMOUR Residential REIT, Inc.	3,720	93
Blackstone Mortgage Trust, Inc. ‘A’	2,394	76
Capstead Mortgage Corp.	20,016	209
CYS Investments, Inc.	24,330	205

	SHARES	MARKET VALUE (000S)
Dynex Capital, Inc.	12,272	$87
Invesco Mortgage Capital, Inc.	22,123	370
Ladder Capital Corp.	3,773	50
MFA Financial, Inc.	54,504	457
MTGE Investment Corp.	9,965	187
New Residential Investment Corp.	9,200	143
New York Mortgage Trust, Inc.	16,862	105
PennyMac Mortgage Investment Trust	14,103	258
Redwood Trust, Inc.	12,765	217
Resource Capital Corp.	9,716	99
Two Harbors Investment Corp.	23,103	229
Western Asset Mortgage Capital Corp.	11,993	123

		3,284

REAL ESTATE 7.4%
Acadia Realty Trust	1,989	55
Agree Realty Corp.	1,006	46
Alexander’s, Inc.	35	15
American Assets Trust, Inc.	1,120	44
Armada Hoffler Properties, Inc.	1,887	24
Ashford Hospitality Prime, Inc.	3,508	36
Ashford Hospitality Trust, Inc.	18,609	113
Brandywine Realty Trust	19,328	339
Care Capital Properties, Inc.	5,803	155
CBL & Associates Properties, Inc.	44,209	373
Cedar Realty Trust, Inc.	17,679	86
Chatham Lodging Trust	783	16
Chesapeake Lodging Trust	2,015	49
Colony Starwood Homes	706	24
Columbia Property Trust, Inc.	17,539	393
CorEnergy Infrastructure Trust, Inc.	418	14
Corporate Office Properties Trust	8,040	282
Cousins Properties, Inc.	8,532	75
DiamondRock Hospitality Co.	15,897	174
EastGroup Properties, Inc.	1,395	117
Education Realty Trust, Inc.	624	24
Empire State Realty Trust, Inc. ‘A’	2,995	62
First Industrial Realty Trust, Inc.	1,678	48
First Potomac Realty Trust	7,274	81
Franklin Street Properties Corp.	11,275	125
GEO Group, Inc.	9,313	275
Getty Realty Corp.	1,851	46
Gladstone Commercial Corp.	1,856	40
Global Net Lease, Inc.	1,710	38
Government Properties Income Trust	7,139	131
Hersha Hospitality Trust	4,101	76
InfraREIT, Inc.	895	17
Investors Real Estate Trust	18,559	115
iStar Inc. (a)	3,932	47
Kite Realty Group Trust	5,959	113
LaSalle Hotel Properties	5,467	163
Lexington Realty Trust	19,265	191

	SHARES	MARKET VALUE (000S)
LTC Properties, Inc.	798	$41
Mack-Cali Realty Corp.	11,965	325
Monmouth Real Estate Investment Corp.	2,055	31
Monogram Residential Trust, Inc.	10,697	104
National Health Investors, Inc.	1,151	91
New Senior Investment Group, Inc.	10,063	101
Outfront Media, Inc.	5,302	123
Parkway, Inc.	734	17
Pebblebrook Hotel Trust	1,597	51
Pennsylvania Real Estate Investment Trust	7,039	80
Piedmont Office Realty Trust, Inc. ‘A’	14,760	311
Potlatch Corp.	1,976	90
Preferred Apartment Communities, Inc. ‘A’	941	15
PS Business Parks, Inc.	1,083	143
QTS Realty Trust, Inc. ‘A’	1,109	58
RAIT Financial Trust	27,283	60
Ramco-Gershenson Properties Trust	9,529	123
Retail Opportunity Investments Corp.	2,146	41
Retail Properties of America, Inc. ‘A’	4,321	53
Rexford Industrial Realty, Inc.	1,373	38
RLJ Lodging Trust	8,531	170
Ryman Hospitality Properties, Inc.	3,217	206
Sabra Health Care REIT, Inc.	4,212	101
Select Income REIT	3,415	82
Seritage Growth Properties ‘A’	946	40
STAG Industrial, Inc.	1,661	46
Summit Hotel Properties, Inc.	3,892	73
Sunstone Hotel Investors, Inc.	12,271	198
Terreno Realty Corp.	486	16
Tier REIT, Inc.	8,154	151
Urban Edge Properties	1,802	43
Urstadt Biddle Properties, Inc. ‘A’	2,590	51
Washington Prime Group, Inc.	41,003	343
Washington Real Estate Investment Trust	4,263	136
Xenia Hotels & Resorts, Inc.	16,726	324

		7,898

Total Real Estate Investment Trusts (Cost $10,397)		11,182

Total Investments in Securities (Cost $87,456)		106,173

Total Investments 99.6% (Cost $87,456)		$106,173

Other Assets and Liabilities, net 0.4%		377

Net Assets 100.0%		$106,550

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	59

Schedule of Investments PIMCO RAE Fundamental US Small Fund (Cont.)

June 30, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Common Stocks
India
Consumer Discretionary	$16	$0	$0	$16
United Kingdom
Financials	210	0	0	210
United States
Consumer Discretionary	18,266	0	6	18,272
Consumer Staples	2,893	0	0	2,893
Energy	4,496	0	0	4,496
Financials	16,366	0	0	16,366
Health Care	6,795	0	0	6,795

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Industrials	$20,690	$0	$0	$20,690
Information Technology	13,436	0	0	13,436
Materials	6,589	0	0	6,589
Real Estate	222	0	0	222
Telecommunication Services	1,412	0	0	1,412
Utilities	3,594	0	0	3,594
Real Estate Investment Trusts
United States
Financials	3,284	0	0	3,284
Real Estate	7,898	0	0	7,898

Total Investments	$106,167	$0	$6	$106,173

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

60	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

June 30, 2017

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Class A and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement all or a portion of each Fund’s investment strategies. The PIMCO RAE Fundamental Global Fund may invest substantially all of its assets in Institutional Class shares of the PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental International Fund (“International Fund”) and PIMCO RAE Fundamental Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Fundamental Global ex-US Fund may invest substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets

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Notes to Financial Statements (Cont.)

and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO RAE Fundamental Emerging Markets Fund	Annually	Annually
PIMCO RAE Fundamental Global Fund	Annually	Annually
PIMCO RAE Fundamental Global ex-US Fund	Annually	Annually
PIMCO RAE Fundamental International Fund	Annually	Annually
PIMCO RAE Fundamental US Fund	Annually	Annually
PIMCO RAE Fundamental US Small Fund	Annually	Annually

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim

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periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value.

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Notes to Financial Statements (Cont.)

With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”),

generally based on recommendations provided by the Adviser. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

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∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE

Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO RAE Fundamental Global Fund may invest substantially all of its assets in Acquired Funds and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Fundamental Global ex-US Fund may invest substantially all of its assets in Acquired Funds (except the PIMCO RAE Fundamental US Fund), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The Underlying Funds are considered to be affiliated with the PIMCO RAE Fundamental Global Fund and PIMCO RAE Fundamental Global ex-US Fund.

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Notes to Financial Statements (Cont.)

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2017 (amounts in thousands†):

PIMCO RAE Fundamental Global Fund
Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RAE Fundamental Emerging Markets Fund	$30,974	$16,358	$(4,444)	$275	$9,013	$52,176	$1,345	$0
PIMCO RAE Fundamental International Fund	106,007	79,187	(13,274)	181	31,527	203,628	3,977	0
PIMCO RAE Fundamental US Fund	145,903	58,611	(58,624)	1,369	11,177	158,436	3,787	4,600
Totals	$282,884	$154,156	$(76,342)	$1,825	$51,717	$414,240	$9,109	$4,600

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

PIMCO RAE Fundamental Global ex-US Fund
Underlying PIMCO Funds	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RAE Fundamental Emerging Markets Fund	$14,274	$1,886	$(3,061)	$(2)	$3,317	$16,414	$400	$0
PIMCO RAE Fundamental International Fund	48,849	7,418	(2,330)	(304)	10,427	64,060	1,184	0
Totals	$63,123	$9,304	$(5,391)	$(306)	$13,744	$80,474	$1,584	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Real Estate Investment Trusts (“REITs”)  Certain Funds may invest in REITs, which are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of

restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at June 30, 2017 are disclosed in the Notes to Schedules of Investments.

Warrants  Certain Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during

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the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

6. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Except with regard to the Investments in Mutual Funds subsection (if any), and unless stated otherwise, any reference in the below subsections to a “Fund” includes the Fund, and, where applicable, Acquired Funds, Underlying Funds and Underlying PIMCO Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present when investing in a mutual fund that invests directly in individual stocks and bonds.

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic

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Notes to Financial Statements (Cont.)

conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. Moreover, a Fund may use a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter), which may expose the Fund to higher portfolio turnover, increased trading costs and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Also, securities purchased to capture a dividend often decline in value at the time of sale (i.e., shortly following the dividend) and the resulting realized loss to the Fund may exceed the amount of the dividend received, thereby negatively impacting the Fund’s net asset value.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Funds currently face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact a Fund’s liquidity and net asset value. Such transactions may also increase a Fund’s transaction costs or otherwise cause a Fund to perform differently than intended. Moreover, the Funds are subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that a Fund may invest in securities and instruments that are economically tied to Russia, the Fund is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions, which may impact companies in many sectors, including energy, financial services and defense, among others, may negatively impact a Fund’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks

68	PIMCO EQUITY SERIES

June 30, 2017

or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Model Risk  In making investment allocation decisions, Research Affiliates LLC (the “Sub-Adviser”) may utilize quantitative models that may be proprietary or developed by third-parties. These models are used by the Sub-Adviser to help determine a Fund’s investment allocation decisions. Investment models used in making investment allocation decisions may not adequately take into account certain factors and may result in a decline in the value of your investment. Models rely on accurate financial and market data inputs. If inaccurate data is entered into a model, the resulting information will be incorrect. In addition, the models used may be predictive in nature and such models may result in an incorrect assessment of future events. The models evaluate securities or securities markets based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

7. MASTER ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s

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Notes to Financial Statements (Cont.)

overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the

Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Class A	Class C
PIMCO RAE Fundamental Emerging Markets Fund(1)	0.50%	0.45%	0.55%	0.55%	0.55%
PIMCO RAE Fundamental Global Fund(1)(2)	0.40%	0.30%	0.40%	0.40%	0.40%
PIMCO RAE Fundamental Global ex-US Fund(1)(2)	0.40%	0.35%	0.45%	0.45%	0.45%
PIMCO RAE Fundamental International Fund(3)	0.30%	0.30%	0.40%	0.40%	0.40%
PIMCO RAE Fundamental US Fund(3)	0.25%	0.25%	0.35%	0.40%	0.40%
PIMCO RAE Fundamental US Small Fund(3)	0.35%	0.25%	0.35%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through October 31, 2017, to reduce its advisory fee by 0.20% of the average daily net assets of the Fund.

70	PIMCO EQUITY SERIES

June 30, 2017

(2)

PIMCO has contractually agreed, through October 31, 2017, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying Funds indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Management Fees are greater than or equal to the Management Fees of the Underlying Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

(3)	PIMCO has contractually agreed, through October 31, 2017, to reduce its advisory fee by 0.10% of the average daily net assets of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75%, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2017, the Distributor retained $83,117 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and the governance committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse the Funds, to the extent that each Fund’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Wavier Agreement, PIMCO contractually agreed to waive a portion of the Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets). The Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Fund Name	Fee Waiver	Expiration Date
PIMCO RAE Fundamental Emerging Markets Fund	0.20%	10/31/2017
PIMCO RAE Fundamental Global Fund	0.20%	10/31/2017
PIMCO RAE Fundamental Global ex-US Fund	0.20%	10/31/2017
PIMCO RAE Fundamental International Fund	0.10%	10/31/2017
PIMCO RAE Fundamental US Fund	0.10%	10/31/2017
PIMCO RAE Fundamental US Small Fund	0.10%	10/31/2017

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Notes to Financial Statements (Cont.)

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at June 30, 2017, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total
PIMCO RAE Fundamental Emerging Markets Fund	$0	$850	$3,159	$4,009
PIMCO RAE Fundamental Global Fund	40	293	811	1,144
PIMCO RAE Fundamental Global ex-US Fund	63	132	151	346
PIMCO RAE Fundamental International Fund	45	195	380	620
PIMCO RAE Fundamental US Fund	38	510	653	1,201
PIMCO RAE Fundamental US Small Fund	54	93	111	258

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2017, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fees it receives from the PIMCO RAE Fundamental Global Fund in an amount equal to the expenses attributable to the Investment Advisory Fees and the Supervisory and Administrative Fees of the PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental International Fund, and PIMCO RAE Fundamental US Fund indirectly incurred by the PIMCO RAE Fundamental Global Fund in connection with its investments in such Funds, to the extent the PIMCO RAE Fundamental Global Fund’s Investment Advisory Fee and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fee and Supervisory and Administrative Fees of such Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

PIMCO has contractually agreed, through October 31, 2017, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fees it receives from the PIMCO RAE Fundamental Global ex-US Fund in an amount equal to the expenses attributable to the Investment Advisory Fees and the Supervisory and Administrative Fees of the PIMCO RAE Fundamental Emerging Markets Fund and

PIMCO RAE Fundamental International Fund indirectly incurred by the PIMCO RAE Fundamental Global ex-US Fund in connection with its investments in such Funds, to the extent the PIMCO RAE Fundamental Global ex-US Fund’s Investment Advisory Fee and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fee and Supervisory and Administrative Fees of such Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended June 30, 2017, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO RAE Fundamental Global Fund	$1,871
PIMCO RAE Fundamental Global ex-US Fund	390

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

72	PIMCO EQUITY SERIES

June 30, 2017

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RAE Fundamental Emerging Markets Fund	$0	$0	$632,437	$821,315
PIMCO RAE Fundamental Global Fund	0	0	154,159	76,342
PIMCO RAE Fundamental Global ex-US Fund	0	0	9,303	5,391
PIMCO RAE Fundamental International Fund	0	0	271,057	65,686
PIMCO RAE Fundamental US Fund	0	0	240,912	175,923
PIMCO RAE Fundamental US Small Fund	0	0	49,992	43,728

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Emerging Markets Fund				PIMCO RAE Fundamental Global Fund				PIMCO RAE Fundamental Global ex-US Fund
	Year Ended 06/30/2017		Year Ended 06/30/2016		Year Ended 06/30/2017		Year Ended 06/30/2016		Year Ended 06/30/2017		Year Ended 06/30/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	25,177	$257,984	145,199	$1,158,870	8,572	$83,162	26,449	$244,485	374	$3,637	91	$769
Class P	1,697	17,758	544	4,321	357	3,687	5	49	33	334	0	0
Class A	559	5,606	76	655	71	731	32	295	69	671	9	82
Class C	107	1,103	12	100	97	964	75	678	66	635	41	350
Issued as reinvestment of distributions
Institutional Class	4,256	40,860	422	3,228	1,225	12,217	234	2,108	180	1,683	84	720
Class P	10	91	8	60	1	5	0	0	0	1	0	0
Class A	4	40	0	1	2	17	0	2	0	4	0	0
Class C	1	9	0	0	3	31	0	3	1	12	0	0
Cost of shares redeemed
Institutional Class	(47,996)	(491,118)	(7,631)	(57,799)	(2,141)	(22,369)	(265)	(2,360)	(296)	(2,660)	(43)	(340)
Class P	(557)	(5,597)	(343)	(2,532)	(73)	(759)	0	0	(1)	(15)	0	0
Class A	(401)	(4,097)	(61)	(504)	(10)	(104)	(2)	(22)	(1)	(10)	(9)	(81)
Class C	(18)	(177)	(2)	(13)	(33)	(337)	(5)	(40)	(10)	(98)	(1)	(4)
Net increase (decrease) resulting from Fund share transactions	(17,161)	$(177,538)	138,224	$1,106,387	8,071	$77,245	26,523	$245,198	415	$4,194	172	$1,496

ANNUAL REPORT	JUNE 30, 2017	73

Notes to Financial Statements (Cont.)

	PIMCO RAE Fundamental International Fund				PIMCO RAE Fundamental US Fund				PIMCO RAE Fundamental US Small Fund
	Year Ended 06/30/2017		Year Ended 06/30/2016		Year Ended 06/30/2017		Year Ended 06/30/2016		Year Ended 06/30/2017		Year Ended 06/30/2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	19,815	$189,367	17,278	$152,235	13,507	$139,095	19,612	$190,056	850	$9,150	10,568	$96,202
Class P	806	7,617	189	1,661	762	7,885	403	3,819	356	3,909	171	1,524
Class A	28	257	4	40	449	4,662	445	4,174	647	7,142	216	1,945
Class C	32	304	41	339	440	4,491	199	1,851	44	479	29	255
Issued as reinvestment of distributions
Institutional Class	815	7,429	595	5,154	2,784	28,874	1,786	16,713	106	1,184	200	1,786
Class P	17	152	3	25	29	305	7	64	2	22	0	3
Class A	0	1	0	0	23	236	5	46	4	39	1	5
Class C	1	9	0	2	22	226	1	9	0	3	0	0
Cost of shares redeemed
Institutional Class	(3,164)	(30,253)	(4,401)	(37,347)	(9,645)	(99,837)	(14,734)	(138,985)	(1,256)	(13,718)	(6,719)	(57,926)
Class P	(457)	(4,350)	(71)	(585)	(398)	(4,142)	(67)	(636)	(163)	(1,775)	(15)	(136)
Class A	(1)	(11)	0	(4)	(86)	(885)	(146)	(1,397)	(61)	(666)	(35)	(310)
Class C	(19)	(176)	(6)	(45)	(117)	(1,197)	(19)	(167)	(20)	(214)	(3)	(28)
Net increase (decrease) resulting from Fund share transactions	17,873	$170,346	13,632	$121,475	7,770	$79,713	7,492	$75,547	509	$5,555	4,413	$43,320

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
PIMCO RAE Fundamental Emerging Markets Fund	0	2	0%	82%
PIMCO RAE Fundamental Global Fund	1	0	17%	0%
PIMCO RAE Fundamental Global ex-US Fund	2	0	92%	0%
PIMCO RAE Fundamental International Fund	0	3	0%	69%
PIMCO RAE Fundamental US Fund	0	1	0%	25%
PIMCO RAE Fundamental US Small Fund	2	0	56%	0%

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of the preparation of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

74	PIMCO EQUITY SERIES

June 30, 2017

As of June 30, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO RAE Fundamental Emerging Markets Fund	$85,064	$13,354	$314,405	$(18)	$(19,896)	$0	$0
PIMCO RAE Fundamental Global Fund	989	5,127	47,442	(6)	0	0	0
PIMCO RAE Fundamental Global ex-US Fund	0	0	4,558	(3)	(489)	0	0
PIMCO RAE Fundamental International Fund	6,703	0	57,873	(8)	(1,928)	0	0
PIMCO RAE Fundamental US Fund	8,786	18,690	120,685	(19)	0	0	0
PIMCO RAE Fundamental US Small Fund	303	2,868	16,309	(4)	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on convertible preferred securities, non-REIT return of capital, passive foreign investment companies (PFIC), accrued foreign tax expense, and deemed dividends from corporate actions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through June 30, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through June 30, 2017 and Ordinary losses realized during the period January 1, 2017 through June 30, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):(7)

	Short-Term	Long-Term
PIMCO RAE Fundamental Emerging Markets Fund*	$3,635	$16,261
PIMCO RAE Fundamental Global Fund	0	0
PIMCO RAE Fundamental Global ex-US Fund	212	277
PIMCO RAE Fundamental International Fund	1,564	364
PIMCO RAE Fundamental US Fund	0	0
PIMCO RAE Fundamental US Small Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	*Portion of amount represents realized loss and recognized built-in loss, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of June 30, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(8)
PIMCO RAE Fundamental Emerging Markets Fund	$1,202,148	$332,826	$(16,854)	$315,972
PIMCO RAE Fundamental Global Fund	366,798	47,442	0	47,442
PIMCO RAE Fundamental Global ex-US Fund	75,917	4,557	0	4,557
PIMCO RAE Fundamental International Fund	420,739	63,252	(5,414)	57,838
PIMCO RAE Fundamental US Fund	517,136	136,991	(16,304)	120,687
PIMCO RAE Fundamental US Small Fund	89,865	20,954	(4,646)	16,308

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred securities, non-REIT return of capital, passive foreign investment companies (PFICs), accrued foreign tax expense and deemed dividends from corporate actions for federal income tax purposes.

ANNUAL REPORT	JUNE 30, 2017	75

Notes to Financial Statements (Cont.)

June 30, 2017

For the fiscal years ended June 30, 2017 and June 30, 2016, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2017			June 30, 2016
	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)
PIMCO RAE Fundamental Emerging Markets Fund	$41,001	$0	$0	$3,915	$0	$0
PIMCO RAE Fundamental Global Fund	9,400	3,546	0	2,315	85	0
PIMCO RAE Fundamental Global ex-US Fund	1,572	0	128	692	0	28
PIMCO RAE Fundamental International Fund	7,601	0	0	1,761	3,524	0
PIMCO RAE Fundamental US Fund	13,428	16,218	0	5,483	11,423	0
PIMCO RAE Fundamental US Small Fund	1,249	0	0	622	1,173	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(9)	Includes short-term capital gains, if any, distributed.
(10)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

76	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of the PIMCO RAE

Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global Fund, PIMCO RAE

Fundamental Global ex-US Fund, PIMCO RAE Fundamental International Fund, PIMCO RAE

Fundamental US Fund, and PIMCO RAE Fundamental US Small Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global Fund, PIMCO RAE Fundamental Global ex-US Fund, PIMCO RAE Fundamental International Fund, PIMCO RAE Fundamental US Fund, and PIMCO RAE Fundamental US Small Fund, (six of the portfolios constituting the PIMCO Equity Series®, hereafter referred to as the “Funds”), as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 24, 2017

ANNUAL REPORT	JUNE 30, 2017	77

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
IDR	Indonesian Rupiah	USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:
GDR	Global Depositary Receipt

Other Abbreviations:
ADR	American Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt	TBA	To-Be-Announced
REIT	Real Estate Investment Trust	SP - GDR	Sponsored Global Depositary Receipt

78	PIMCO EQUITY SERIES

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2017 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2017 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO RAE Fundamental Emerging Markets Fund	0.00%	69.96%	$0	$0
PIMCO RAE Fundamental Global Fund	40.30%	89.80%	0	0
PIMCO RAE Fundamental Global ex-US Fund	0.00%	86.10%	0	0
PIMCO RAE Fundamental International Fund	0.00%	100.00%	0	0
PIMCO RAE Fundamental US Fund	100.00%	100.00%	0	927
PIMCO RAE Fundamental US Small Fund	96.93%	97.23%	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Foreign Taxes.  The Funds’ have made an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid. Shareholders will receive more detailed information along with their Form 1099-DIV.

	Foreign Source Income	Foreign Taxes Pass Through
PIMCO RAE Fundamental Emerging Markets Fund	$46,650,031	$5,649,155
PIMCO RAE Fundamental Global Fund	12,35,515	529,341
PIMCO RAE Fundamental Global ex-US Fund	1,573,763	157,155
PIMCO RAE Fundamental International Fund	12,797,286	1,188,113
PIMCO RAE Fundamental US Fund	0	0
PIMCO RAE Fundamental US Small Fund	0	0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	JUNE 30, 2017	79

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	163	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Independent Trustees

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	163	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	163	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	02/2016 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	163	Trustee, PIMCO Equity Series VIT; Lead Independent Trustee, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2017.
[1]	Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

80	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director, Chief Administrative Officer and Co-Chief Operating Officer PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Laura S. Melman (1966)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2017.

ANNUAL REPORT	JUNE 30, 2017	81

Management of the Trust (Cont.)

(Unaudited)

†

The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

82	PIMCO EQUITY SERIES

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds

ANNUAL REPORT	JUNE 30, 2017	83

Privacy Policy1 (Cont.)

(Unaudited)

when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

84	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PES3003AR_063017

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2017	$491,328
	June 30, 2016	$432,388

(b)	Fiscal Year Ended	Audit-Related Fees (1)
	June 30, 2017	$—
	June 30, 2016	$5,500

(c)	Fiscal Year Ended	Tax Fees
	June 30, 2017 June 30, 2016	$24,550 $—

(d)	Fiscal Year Ended	All Other Fees (2)
	June 30, 2017 June 30, 2016	$— $—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	Includes aggregate fees billed for review of the Registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non- audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre- approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2017	June 30, 2016
PIMCO Equity Series Trust	$24,550	$5,500
Pacific Investment Management Company LLC (“PIMCO”)	8,531,028	7,767,308

Totals	$8,555,578	$7,772,808

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A)

of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Jennifer Holden Dunbar

Kym Hubbard

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a) The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: August 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: August 28, 2017

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: August 28, 2017